As filed with the Securities and Exchange Commission on May 7, 2007

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                         CERTIFIED SHAREHOLDER REPORT OF
                   REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-00582

                          NEUBERGER BERMAN EQUITY FUNDS
                          -----------------------------
             (Exact Name of the Registrant as Specified in Charter)
                           605 Third Avenue, 2nd Floor
                          New York, New York 10158-0180
               (Address of Principal Executive Offices - Zip Code)

       Registrant's telephone number, including area code: (212) 476-8800

       Peter E. Sundman, Chairman of the Board and Chief Executive Officer
                          Neuberger Berman Equity Funds
                           605 Third Avenue, 2nd Floor
                          New York, New York 10158-0180

                              Arthur Delibert, Esq.
                 Kirkpatrick & Lockhart Preston Gates Ellis LLP
                               1601 K Street, N.W.
                           Washington, D.C. 20006-1600
                   (Names and Addresses of agents for service)


Date of fiscal year end: August 31, 2007

Date of reporting period: February 28, 2007

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO SHAREHOLDERS.


Semi-Annual Report
February 28, 2007

[LOGO]

    Neuberger Berman
    Equity Funds
--------------------------------------------------------------------------------

INVESTOR CLASS SHARES

TRUST CLASS SHARES

ADVISOR CLASS SHARES

INSTITUTIONAL CLASS SHARES

              All Cap Growth Fund International Institutional Fund

              Century Fund        International Large Cap Fund

              Fasciano Fund       Manhattan Fund

              Focus Fund          Millennium Fund

              Genesis Fund        Partners Fund

              Guardian Fund       Real Estate Fund

              International Fund  Regency Fund

                                  Socially Responsive Fund

Contents

The Funds

Chairman's Letter                 2

Portfolio Commentary
All Cap Growth Fund               4
Century Fund                      6
Fasciano Fund                     8
Focus Fund                       10
Genesis Fund                     12
Guardian Fund                    14
International Fund               16
International Institutional Fund 18
International Large Cap Fund     20
Manhattan Fund                   22
Millennium Fund                  24
Partners Fund                    26
Real Estate Fund                 28
Regency Fund                     30
Socially Responsive Fund         32
Fund Expense Information         36

Schedule of Investments/
 Top Ten Equity Holdings
All Cap Growth Fund              40
Century Fund                     41
Fasciano Fund                    43
Focus Fund                       45
Genesis Fund                     46
Guardian Fund                    49
International Fund               50
International Institutional Fund 53
International Large Cap Fund     56
Manhattan Fund                   59
Millennium Fund                  61
Partners Fund                    63
Real Estate Fund                 65
Regency Fund                     66
Socially Responsive Fund         68

                   Financial Statements                   72

                   Financial Highlights (All Classes)
                    Per Share Data
                   All Cap Growth Fund                   107
                   Century Fund                          108
                   Fasciano Fund                         109
                   Focus Fund                            110
                   Genesis Fund                          112
                   Guardian Fund                         114
                   International Fund                    116
                   International Institutional Fund      117
                   International Large Cap Fund          118
                   Manhattan Fund                        119
                   Millennium Fund                       121
                   Partners Fund                         123
                   Real Estate Fund                      125
                   Regency Fund                          126
                   Socially Responsive Fund              127

                   Directory                             131
                   Proxy Voting Policies and Procedures  132
                   Quarterly Portfolio Schedule          132
                   Board Consideration of the Management
                    and Sub-Advisory Agreements          133

"Neuberger Berman" and the Neuberger Berman logo are service marks of Neuberger Berman, LLC. "Neuberger Berman Management Inc." and the individual fund names in this shareholder report are either service marks or registered service marks of Neuberger Berman Management Inc. (C)2007 Neuberger Berman Management Inc. All rights reserved.

Chairman's Letter

[PHOTO]

Peter Sundman

Dear Fellow Shareholder,

The equity markets continued to deliver generous returns to investors in the first half of fiscal 2007. However, some months ago, an increasing number of market observers began commenting on the unusually long duration of the current advance and the fact that the market hadn't experienced any meaningful correction in quite some time. Then, on February 27, 2007 (nearly at the end of this six-month reporting period), the Dow Jones Industrial Average lost 416 points or 3.3% of its value in a single day, reminding investors that stocks go down as well as up. An earlier sell-off in Asian markets took the immediate blame for the U.S. stock market plunge. However, other issues were also worrying investors, most notably rising defaults in the sub-prime mortgage market that could lead to tighter lending standards throughout the credit markets and serve to reduce the liquidity that has bolstered the economy and stock market.

These concerns duly noted, there are reasons to be optimistic as well. Federal Reserve Chairman Benjamin Bernanke has expressed his conviction that the economy remains on a very solid footing and that there is a low probability it will sink into recession in the foreseeable future. In addition, because earnings growth has outpaced stock price appreciation, stocks in most market sectors appear to be quite reasonably valued. Although it is logical to assume that a slowing economy will moderate corporate earnings growth, many experienced investment professionals believe that current stock prices already reflect more modest corporate profits in the quarters ahead.

As is generally the case, Neuberger Berman fund managers have a variety of opinions regarding these issues. Some are concerned that the economy will decelerate faster than anticipated, spawning more market turbulence. Others expect the economy to settle peacefully into a slower, but more sustainable growth path and for the stock market to stabilize rather quickly. While their shorter-term outlooks for the market vary, most believe we are still in a market that could reward prudent investors in the year ahead.

Of course market forecasting is not our focus. We concentrate on individual security selection, evaluating risk along with reward potential in the process. All our fund managers are risk conscious and

                                 NEUBERGER BERMAN FEBRUARY 28, 2007 (UNAUDITED)

employ portfolio management strategies designed to limit the impact of risk. Some are especially value-sensitive, favoring stocks trading at below market average valuations. Others are willing to pay a bit more for companies they believe have particularly strong future growth prospects. However, all our fund managers strive to build and maintain portfolios with attractive risk/reward characteristics.

We never pretend to know where the stock market is headed. Rather, we take comfort in the fact that in their stock selection process, our portfolio managers and analysts are cognizant of the ups and downs of investing, and look to participate in rising markets but preserve shareholder capital during more difficult times.

Sincerely,

/s/ Peter Sundman
                                 PETER SUNDMAN
                             CHAIRMAN OF THE BOARD
                         NEUBERGER BERMAN EQUITY FUNDS

An investor should consider a fund's investment objectives, risks and fees and expenses carefully before investing. This and other important information can be found in a fund's prospectus, which you can obtain by calling 800.877.9700. Please read it carefully before making an investment.

All Cap Growth Fund Portfolio Commentary

From its inception on September 5, 2006 through February 28, 2007, Neuberger Berman All Cap Growth Fund generated a positive return and surpassed the Russell 3000 Growth Index. Relative to this benchmark, the largest contributor to relative portfolio performance was strong stock selection across most of the portfolio, while sector allocations were also a slight positive.

During the reporting period, security selection within Industrials and Telecom was the most significant source of outperformance. Among Industrials, Precision Castparts and Deere & Company were particularly robust, while standout Telecom holdings included Leap Wireless and NII Holdings. Stock selection within Information Technology also helped results, with strong contributions from Alliance Data Systems and Open Solutions.

Security selection within Consumer Discretionary was also beneficial to results versus the index. Consumer Discretionary stocks that showed particular strength were specialty retailers like Coach and hoteliers such as Orient-Express.

In Materials, Phelps Dodge provided favorable results, while various service areas in Financials outperformed, with Trammel Crow and Chicago Mercantile Exchange Holdings among those generating standout returns.

The strongest performing market sectors for the reporting period included Materials, Consumer Discretionary and Telecom, while the weakest included Energy, Health Care and Consumer Staples. In aggregate, our sector selection was a slight contributor to returns, primarily due to our overweight positions in Telecom and Consumer Discretionary.

The largest detractor from portfolio performance was our security selection within the Consumer Staples and Utilities sectors.


Equity market returns for the first half of fiscal 2007 were positive, with volatility increasing as sub-prime delinquencies reached record levels. Over the long term, we do not believe that this will significantly affect the equity markets. As we have indicated previously, market returns while the Fed is on hold generally have been poor, and we think that when the Fed changes its tightening bias the market will react favorably. This will, in our opinion, lay the groundwork for equity market gains in the latter half of 2007. In addition, we believe that companies that demonstrate the ability to grow earnings on a consistent basis in this slowing environment will be rewarded as investors pay a premium for this attribute. Stylistically, we believe growth managers have historically performed better on average in this type of market than value managers.

Although earnings growth is coming down, the economy appears to us in relatively solid shape and inflation, we believe, is in check. However, the litany of negatives facing the consumer, including the weak housing market, negative real income growth, slowing disposable income, the negative savings rates, and leveraged personal balance sheets, are finally beginning to weigh on consumer behavior. As noted, we anticipate strong market performance in the second half of the year, but we think there is some risk of downside as these consumer-related issues play out in 2007.

In terms of sector positions, we believe that, longer term, Energy will provide earnings growth potential, given worldwide demand, but in the near term we are concerned about weak gas and oil prices. Still, given the current volatility of the market, we believe that this sector provides some defensiveness to the portfolio. We will, therefore, remain relatively neutral at this time. We continue to believe there is good growth potential in the Telecom sector, which remains an overweighted position. We are not concerned about interest rates and are

The risks involved in seeking capital appreciation from investments in companies with small, mid and large-market capitalization are set forth in the prospectus and statement of additional information.
Small- and mid-capitalization stocks are more vulnerable to financial risks and other risks than stocks of larger companies. They also trade less frequently and in lower volume than larger company stocks, so their market prices tend to be more volatile. Investing in the stocks of even the largest companies involves all the risks of stock market investing, including the risk that they may lose value due to overall market or economic conditions.
The composition, industries and holdings of the Fund are subject to change. All Cap Growth Fund is invested in a wide array of stocks and no single holding makes up a significant portion of the Fund's total assets.
Please see Endnotes and Glossary of Indices for additional information.

                                 NEUBERGER BERMAN FEBRUARY 28, 2007 (UNAUDITED)

emphasizing capital market sensitive and services industries within Financials; we remain slightly underweighted in that sector.

/s/ David A. Burshtan

/s/ Kenneth J. Turek
           DAVID H. BURSHTAN, KENNETH J. TUREK PORTFOLIO CO-MANAGERS


Finally, we are market-weighted in Information Technology but, overweighted in Consumer Discretionary and underweighted in Staples.

Sincerely,

/s/ John J. Zielinski

/s/ Kristina Kalebich
                    JOHN J. ZIELINSKI AND KRISTINA KALEBICH
                             PORTFOLIO CO-MANAGERS


--------------------------------------------------------------------------------


PERFORMANCE HIGHLIGHTS
Neuberger Berman All Cap Growth Fund/1,11/

                                Inception Date Cumulative Total Cumulative Total
                                                   Return Ended     Return Ended
                                                      2/28/2007          3/31/07
                                                   Life of Fund     Life of Fund
Trust Class/3b/                     09/05/2006           12.88%           15.79%
Russell 3000(R) Growth Index/2/                           9.10%            9.73%

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all dividends and capital gain distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, visit www.nb.com/performance.

Please see Endnotes and Glossary of Indices for additional information.

Industry Diversification
(% of Total Net Assets)

              Aerospace....................................  4.9%
              Basic Materials..............................  1.9
              Biotechnology................................  3.9
              Business Services............................ 12.1
              Communications Equipment.....................  3.4
              Consumer Staples.............................  1.7
              Energy.......................................  4.0
              Financial Services...........................  5.0
              Health Care..................................  6.5
              Household & Personal Products................  1.9
              Industrial...................................  2.1
              Internet.....................................  3.7
              Leisure......................................  9.3
              Media........................................  3.5
              Retail.......................................  7.3
              Semiconductors...............................  1.9
              Software.....................................  6.6
              Technology...................................  5.7
              Telecommunications........................... 11.0
              Transportation...............................  1.5
              Short-Term Investments.......................  2.8
              Liabilities, less cash, receivables and other
               assets...................................... (0.7)

Century Fund Portfolio Commentary

Neuberger Berman Century Fund posted positive returns but underperformed the Russell 1000 Growth Index for the six months ended February 28, 2007. The largest detractor from relative portfolio performance during the time period was stock selection, while sector selection was also a slight negative.

The largest contributor to performance for the reporting period was security selection within Industrials and Energy. Names that did well in these sectors included, respectively, Deere & Company and GlobalSantaFe. Security selection within Financials was also a positive, with Goldman Sachs continuing to be a strong performer.

In terms of sectors, the largest negative was our stock selection within Information Technology and Health Care. Names that underperformed in technology included Motorola and Texas Instruments. Within Health Care, stocks that were weak were those in the biotechnology and drug manufacturing areas. Another detractor from relative performance was security selection within Materials, with Freeport McMoRan, in particular, showing weakness.

On an absolute basis, the strongest performing market sectors for the time period included Materials, Consumer Discretionary and Telecom while the weakest included Energy, Health Care and Consumer Staples. In aggregate, our sector allocations hampered results, mostly due to an overweight position in Energy and an underweight position in Consumer Discretionary.

Equity market returns for the first half of fiscal 2007 were positive, with volatility increasing as sub-prime delinquencies reached record levels. Over the long term, we do not believe that this will significantly affect the equity markets. As we have indicated previously, market returns while the Fed is on hold generally have been poor, and we think that when the Fed changes its tightening bias the market will react favorably. This will, in our opinion, lay the groundwork for equity market gains in the latter half of 2007. In addition, we believe that companies that demonstrate the ability to grow earnings on a consistent basis in this slowing environment will be rewarded as investors pay a premium for this attribute. Stylistically, we believe growth managers have historically performed better on average in this type of market than value managers.

Although earnings growth is coming down, the economy appears to us in relatively solid shape and inflation, we believe, is in check. However, the litany of negatives facing the consumer, including the weak housing market, negative real income growth, slowing disposable income, the negative savings rates, and leveraged personal balance sheets, are finally beginning to weigh on consumer behavior. As noted, we anticipate strong market performance in the second half of the year, but we think there is some risk of downside as these consumer-related issues play out in 2007.

In terms of sector positions, we believe that, longer term, Energy will provide earnings growth potential, given worldwide demand, but in the near term we are concerned about weak gas and oil prices. Still, given the current volatility of the market, we believe that this sector provides some defensiveness to the portfolio. We are therefore, overweight at this time. We continue to believe there is good growth potential in the Telecom sector, which remains an overweighted position. The Health Care sector is also slightly underweighted. We are not concerned about interest rates and are emphasizing capital market sensitive and services industries within Financials; we remain neutral in that sector. We are also market weighted in

The risks involved in seeking capital appreciation from investments primarily in companies of large capitalization are set forth in the prospectus and statement of additional information.
Investing in the stocks of even the largest companies involves all the risks of stock market investing, including the risk that they may lose value due to overall market or economic conditions.
The composition, industries and holdings of the Fund are subject to change. Century Fund is invested in a wide array of stocks and no single holding makes up a significant portion of the Fund's total assets.
Please see Endnotes and Glossary of Indices for additional information.

                                 NEUBERGER BERMAN FEBRUARY 28, 2007 (UNAUDITED)

Information Technology, while Consumer Discretionary and Staples remain underweighted.

Sincerely,

/s/ John J. Zielinski

/s/ Kenneth J. Turek
                    JOHN J. ZIELINSKI AND KENNETH J. TUREK
                             PORTFOLIO CO-MANAGERS


--------------------------------------------------------------------------------


PERFORMANCE HIGHLIGHTS
Neuberger Berman Century Fund/1,11/

                         Inception Date    Six Month         Average Annual Total
                                        Period Ended         Return Ended 3/31/07
                                           2/28/2007 1 Year 5 Years Life of Fund
Investor Class/3b/           12/06/1999        5.83%  3.09%   1.36%       (4.74%)
Russell 1000(R) Growth
 Index/2/                                      9.54%  7.06%   3.48%       (3.76%)
Russell 1000(R) Index/2/                       9.68% 11.84%   6.92%        2.13%

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all dividends and capital gain distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, visit www.nb.com/performance.

Please see Endnotes and Glossary of Indices for additional information.

Industry Diversification
(% of Total Net Assets)

              Basic Materials..............................  3.2%
              Biotechnology................................  4.4
              Business Services-IT Business Services.......  2.6
              Coal.........................................  0.9
              Communications Equipment.....................  2.7
              Consumer Products & Services.................  1.1
              Consumer Staples.............................  2.1
              Diversified..................................  2.0
              Electronics..................................  2.1
              Financial Services...........................  6.3
              Food & Beverage..............................  3.1
              Hardware.....................................  1.2
              Health Products & Services...................  4.1
              Industrial...................................  8.1
              Internet.....................................  1.3
              Leisure......................................  3.7
              Manufacturing................................  2.8
              Media........................................  3.6
              Oil & Gas....................................  6.2
              Oil Services.................................  1.1
              Pharmaceutical...............................  7.0
              Retail.......................................  5.4
              Semiconductors...............................  4.9
              Software.....................................  7.9
              Technology...................................  5.2
              Telecommunications...........................  5.1
              Tobacco......................................  1.8
              Short-Term Investments.......................  0.2
              Liabilities, less cash, receivables and other
               assets...................................... (0.1)

Fasciano Fund Portfolio Commentary

In the six months ended February 28, 2007, the Neuberger Berman Fasciano Fund delivered a solidly positive return but underperformed its Russell 2000 benchmark. We believe that lagging relative performance was largely a function of adhering to our risk-averse investment strategies in a market environment where risk was generously rewarded. Higher risk translated into superior performance in the domestic and international equity markets and the fixed income market. We believe that eventually, and perhaps in the not-too-distant future, economic and/or financial market turbulence will diminish investors' appetite for risk, and the high-quality companies with consistent profit histories we favor will gather a wider and more enthusiastic following.

In order of performance, our Industrials, Consumer Discretionary and Materials sector investments made the largest contribution to returns. Middleby Corp. was our biggest winner in the Industrials category. Middleby is an innovative developer of commercial cooking equipment. Because of the company's technological prowess, it has a large and loyal customer base among large restaurant chains. This year, its WOW Oven, which cooks pizza relatively quickly and efficiently, contributed to strong revenue and earnings growth. Strong rebounds in media companies Meredith Corp. and Journal Communications helped drive returns in the Consumer Discretionary sector. Meredith's success in increasing revenues by leveraging its magazine franchises via aggressive cross-marketing and the creation of successful Internet websites finally received some investor recognition. Milwaukee-based Journal Communications benefited from the acquisition and turnaround of several broadcast properties and the sale of its telecommunications business at a higher-than-expected price. Three specialty chemicals companies, Rockwood Holdings, AMCOL International, and Spartech, were our best performers in the Materials sector. We believe that all three benefited from investor rotation out of commodities-oriented materials companies and into companies that are well-positioned in their respective industry niches.

Energy and Health Care sector holdings were the largest drags on performance. TETRA Technologies, one of the Fund's best performers last year, gave back some of its gains. Tetra has three businesses: the decommissioning of drilling platforms in the Gulf of Mexico, production enhancement for operating wells, and a completion fluids business. Seeming one-time factors in the well abandonment and production enhancement segments caused Tetra to "miss its numbers" last quarter, while a long-term investment in the company's fluids business caused 2007 guidance to fall short of expectations. We still like the company based on its dominant position in the platform decommissioning business, which we expect to be the primary growth driver over the next few years. Dental supply company Young Innovations was our biggest decliner in Health Care. The company reported a disappointing quarter due to revenue shortfall from its X-ray and chemicals and fluoride product lines. We still like the stock, which has generated strong returns for us in the past. Young has completed what we believe will prove to be another well-conceived acquisition to further augment its product line and has increased research and development spending to stay ahead of the industry's technology curve. The company enjoys an approximate 60% share in the large market for prophy angles, which are disposable items used for many dental procedures. In fact, approximately 80% of Young's products are disposables, creating the kind of recurring revenue stream that facilitates consistent revenues and profits. Finally, the demographics for the dental supply industry are quite compelling, due to longer lifespans, growth in

The risks involved in seeking capital appreciation from investments primarily in companies with small market capitalization are set forth in the prospectus and statement of additional information.
Small- and mid-capitalization stocks are more vulnerable to financial risks and other risks than stocks of larger companies. They also trade less frequently and in lower volume than larger company stocks, so their market prices tend to be more volatile.
This Fund is the successor to Fasciano Fund, Inc. The total return data shown through March 23, 2001 are those of its predecessor, Fasciano Fund, Inc. The inception date for the Fasciano Fund, Inc. was 11/10/88.
The composition, industries and holdings of the Fund are subject to change. Fasciano Fund is invested in a wide array of stocks and no single holding makes up a significant portion of the Fund's total assets.
Please see Endnotes and Glossary of Indices for additional information.

                                 NEUBERGER BERMAN FEBRUARY 28, 2007 (UNAUDITED)

cosmetic dentistry, and increased awareness of the impact of oral hygiene on other health factors.

Whenever the Fund underperforms its benchmark, we ask whether this is the result of poor execution of our investment discipline or the fact that our discipline is temporarily out of sync with the market. We've found that the best way to determine this is by comparing our portfolio's characteristics to the Russell 2000. At the end of calendar 2006, the Fund's long-term annualized forward earnings growth rate was 16.93% versus the Russell 2000's 15.28%*. Its one-year return on equity (ROE) was 24.03% compared to the benchmark's 17.73%. The portfolio's forward 2007 price/earnings ratio was 16.52 versus the Russell yardstick's 20.14*. So, the portfolio is composed of higher-quality, more profitable companies trading at below market average valuations. This is precisely the portfolio style that has worked so well for us in the past and we believe it will continue to be effective over the long term.

Sincerely,

/s/ Michael F. Fasciano
                               MICHAEL FASCIANO
                               PORTFOLIO MANAGER


--------------------------------------------------------------------------------

PERFORMANCE HIGHLIGHTS
Neuberger Berman Fasciano Fund/1,7,9/

                      Inception Date    Six Month     Average Annual Total
                                     Period Ended     Return Ended 3/31/07
                                        2/28/2007  1 Year 5 Years 10 Years
Investor Class/3a/        11/10/1988        7.12% (1.39%)   5.98%    8.97%
Advisor Class/3b,6/       05/24/2002        6.99% (1.65%)   5.60%    8.77%
Russell 2000 Index/2/                      10.76%  5.91%   10.95%   10.23%

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all dividends and capital gain distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, visit www.nb.com/performance.

Please see Endnotes and Glossary of Indices for additional information.

 * Any ratios or other measurements using a factor of forecasted earnings of a company discussed herein are based on consensus estimates, not Neuberger Berman's own projections, and they may or may not be realized. In addition, any revision to a forecast could affect the market price of a security. By quoting them herein, Neuberger Berman does not offer an opinion as to the accuracy of and does not guarantee these forecasted numbers.

Industry Diversification
(% of Total Net Assets)

              Banking......................................   1.1%
              Banking & Financial..........................   4.5
              Basic Materials..............................   1.2
              Biotechnology................................   0.9
              Building, Construction & Furnishing..........   0.8
              Business Services............................   9.5
              Chemicals....................................   1.8
              Consumer Discretionary.......................   1.7
              Consumer Products & Services.................   1.3
              Defense......................................   1.4
              Distributor..................................   5.6
              Electrical & Electronics.....................   0.9
              Entertainment................................   1.7
              Filters......................................   1.6
              Financial Services...........................   3.5
              Health Products & Services...................  11.2
              Industrial & Commercial Products.............   4.2
              Insurance....................................   3.5
              Internet.....................................   2.0
              Machinery & Equipment........................   7.4
              Manufacturing................................   2.7
              Materials....................................   0.5
              Office.......................................   1.1
              Oil & Gas....................................   2.2
              Oil Services.................................   5.3
              Publishing & Broadcasting....................   5.1
              Restaurants..................................   2.1
              Semiconductors...............................   1.4
              Specialty Retail.............................   1.5
              Technology...................................   3.0
              Transportation...............................   3.5
              Waste Management.............................   1.5
              Short-Term Investments.......................  25.9
              Liabilities, less cash, receivables and other
               assets...................................... (21.6)

Focus Fund Portfolio Commentary

In the six months ended February 28, 2007, Neuberger Berman Focus Fund delivered a positive return but lagged its S&P 500 and Russell 1000 Value benchmarks. The portfolio had positive performance in all but one market sector (in which there was a less than 1% decline) but, in general, our holdings made somewhat more modest progress than their benchmark counterparts.

Led by diversified manufacturers American Standard and Tyco, our Industrial sector holdings had the most positive impact on returns. Thanks to the strong performance of ALLTEL Corp., we posted a solid gain in the Telecommunications sector. Health Care investments outperformed the S&P 500's Health Care sector component, but delivered rather uninspiring returns.

The portfolio's overweight and lagging performance in the Information Technology sector restrained relative returns, with declines in major semiconductor manufacturer Advanced Micro Devices (AMD) and software and services provider Amdocs partially offsetting a very good gain in International Rectifier, the Fund's largest single holding. By this point, we had envisioned AMD establishing itself as a viable long-term competitor with semiconductor industry leader Intel. This may still happen, but after Intel beat AMD to market with its next generation product line and then discounted it aggressively to take market share, AMD's near-term competitive situation weakened considerably. Consequently, we eliminated our position shortly after the close of the reporting period. However if AMD's competitive posture improves, we are prepared to take a second look. Amdocs stock slid after the company warned that its near-term growth outlook was not as buoyant as Wall Street anticipated. Despite somewhat more moderate short-term growth expectations, Amdocs is still the dominant company in the business of providing "back office" software and services for wireline and wireless telecommunications companies. We expect this to continue to be a growth business as more major telecom companies recognize the economic benefits of outsourcing these systems and services. In addition, Amdocs is now marketing aggressively to the large cable television operators that have rolled out new communications services. Finally, Amdocs is leveraging its customer base by expanding its product line into the network operations space. With Amdocs stock more than 10% off its highs, we think it is an even better value.

Collectively, our Consumer Discretionary sector investments underperformed, not because of any major stock declines, but rather due to the relatively subdued performance of blue chip portfolio companies such as Comcast and Viacom, which were up substantially, but in a sector that rose more than 17% during the last six months. We believe that, over time, industry leading companies will attract more favorable investor attention.

We continue to make good progress restructuring the portfolio to provide more sector diversification and reduce outsized positions in individual stocks. Our allocation to Financials, at its peak almost 60% of portfolio assets, is now approximately 22%, in line with the S&P 500. We have increased the portfolio's exposure to sectors, such as Energy and Health Care, that were previously unrepresented. Our largest single position is now less than 10% of assets.

In previous letters to shareholders, I have expressed reservations regarding the short- to intermediate-term outlook for the stock market. Much of my concern was due to the fact that investors appeared to be looking at the world through rose colored glasses, ignoring potential economic problems that could negatively affect stocks. Now that investors are expressing concern over such things as inflation, deteriorating credit quality, the financially extended consumer, and the ramifications of a

While the value-oriented approach is intended to limit risks, the Fund -- with its concentration in sectors -- may be more greatly affected by any single economic, political or regulatory development than a more diversified mutual fund.
Small- and mid-capitalization stocks are more vulnerable to financial risks and other risks than stocks of larger companies. They also trade less frequently and in lower volume than larger company stocks, so their market prices tend to be more volatile. Large-cap stocks are subject to all the risks of stock market investing, including the risk that they may lose value.
The composition, industries and holdings of the Fund are subject to change. Please see Endnotes and Glossary of Indices for additional information.

                                 NEUBERGER BERMAN FEBRUARY 28, 2007 (UNAUDITED)

slowing economy and more moderate corporate profit growth, we feel somewhat more positive about the market. Over the short term, these concerns may cause further market turbulence, especially for sectors and individual securities whose valuations have become stretched. However, in our opinion, investor recognition of risk contributes to the long-term health of the stock market and could serve to improve the relative performance of focused, value-oriented portfolios such as the Neuberger Berman Focus Fund.

Sincerely,

/s/ Robert B. Corman
                               ROBERT B. CORMAN
                               PORTFOLIO MANAGER


--------------------------------------------------------------------------------


PERFORMANCE HIGHLIGHTS
Neuberger Berman Focus Fund/1,9,10 /

                      Inception Date    Six Month    Average Annual Total
                                     Period Ended    Return Ended 3/31/07
                                        2/28/2007 1 Year 5 Years 10 Years
Investor Class/3a/        10/19/1955        5.30%  1.66%   3.42%    8.57%
Trust Class/3a,5/         08/30/1993        5.17%  1.45%   3.24%    8.40%
Advisor Class/3a,6/       09/03/1996        5.05%  1.31%   3.02%    8.56%
Russell 1000(R) Value
 Index/2/                                   9.82% 16.83%  10.25%   10.85%
S&P 500 Index/2/                            8.93% 11.82%   6.26%    8.20%

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all dividends and capital gain distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, visit www.nb.com/performance.

Please see Endnotes and Glossary of Indices for additional information.


Sector Diversification
(% of Total Net Assets)

              Consumer Goods & Services....................  7.3%
              Defense & Aerospace..........................  0.5
              Energy.......................................  6.4
              Financial Services........................... 22.2
              Health Care.................................. 14.8
              Industrial...................................  9.4
              Media & Entertainment........................  4.9
              Retail.......................................  4.6
              Technology................................... 27.1
              Short-Term Investments.......................  3.6
              Liabilities, less cash, receivables and other
               assets...................................... (0.8)

Genesis Fund Portfolio Commentary

Neuberger Berman Genesis Fund invests primarily in high-quality, consistently profitable small companies trading at valuations that we believe fail to adequately reflect their above-market-average growth prospects. As the Fund's longer-term shareholders know, this has been an efficient method for generating attractive investment returns. However, our history also reveals that during periods when investors' appetite for risk increases, our risk-averse approach may lead to lagging relative performance. Judging from factors such as historically tight credit spreads in the fixed income markets, the exceptional performance of highly volatile emerging market stocks, and outsized returns in some of the more richly valued sectors in the U.S. stock market, investors' tolerance for risk has been high. So, we are not surprised that, although it delivered respectable returns, the Genesis Fund underperformed its Russell 2000 benchmark for the six months ended February 28, 2007.

The Fund's Materials, Consumer Discretionary and Consumer Staples investments provided the strongest absolute returns. Sub-par performance in the Energy, Health Care, and Financial holdings posted the weakest results.

Our commitments in the Energy sector have contributed significantly to the Fund's superior three- and five-year performance track records. However, the portfolio's substantial overweighting in Energy penalized performance over the past year, a period in which natural gas prices tumbled from post-Katrina highs and oil prices declined 30% from their peaks. Despite giving ground, we believe that Energy stocks will be major performance contributors in the years ahead. Quite simply, global demand for energy is outpacing growth in supply. These favorable supply/demand dynamics should support energy prices at levels that will sustain profit growth for most energy companies. If you factor in the increasing cost of finding new energy reserves and the fact that a large percentage of existing reserves are controlled by government-owned oil companies in politically unstable and/or unfriendly nations, the potential for much higher prices is quite real. Currently, high quality energy companies are trading at well below market-average price/earnings ratios -- a reflection of the fear that energy prices could come down sharply as they have in past cycles. Barring a sharp global economic downturn, however, we don't see this happening. Ultimately, if investors come to share our belief that high energy prices are here to stay, we could see energy companies' price/earnings ratios expand significantly, enhancing returns.


Despite the fact that most of our Health Care holdings lived up to our mid-teens percentage earnings growth expectations, they did not create much investor enthusiasm. Perhaps as investors become more risk conscious, they will better appreciate good earnings growth combined with attractive valuations.

Our Financial sector investments also underperformed. However, this was primarily a function of what we didn't own, namely real estate investment trusts (REITs), which were among the best performing stocks in the sector. We favor companies whose strong cash flows allow them to finance growth internally. Most REITs are continually going back to the equity or debt markets for the capital they need to grow. The portfolio is significantly underweighted in Financials because, after 20 years of what has been the best of all possible worlds for financial companies -- declining interest rates, high credit quality and, until the Federal Reserve's recent tightening cycle, a reasonably steep yield curve -- the environment is changing. Going forward, we fear that bottoming interest rates, deteriorating credit quality, and a persistently flat yield curve may undermine profits.

Understanding that value investors carry umbrellas while growth investors wear sunglasses, we have some concerns regarding the economy and the market going forward. We believe that the collapse of sub-prime lenders, accompanied by stricter lending standards in the prime mortgage market, will weaken housing, which in turn will further

This fund is currently closed to new investors.
The risks involved in seeking capital appreciation from investments primarily in companies with small market capitalization are set forth in the prospectus and statement of additional information.
Small- and mid-capitalization stocks are more vulnerable to financial risks and other risks than stocks of larger companies. They also trade less frequently and in lower volume than larger company stocks, so their market prices tend to be more volatile.
The composition, industries and holdings of the Fund are subject to change. Genesis Fund is invested in a wide array of stocks and no single holding makes up a significant portion of the Fund's total assets.
Please see Endnotes and Glossary of Indices for additional information.

                                 NEUBERGER BERMAN FEBRUARY 28, 2007 (UNAUDITED)

weaken the economy. We are also worried that investors seeking higher returns have taken on too much risk. If the economy begins to seriously deteriorate and the financial markets start to unravel, the Federal Reserve may bail us out -- but probably not before equities investors have experienced some pain. Should our concerns prove justified, we believe that our risk-averse approach will help preserve shareholder assets. Even if economic and market turbulence are avoided, we believe that investors will eventually gravitate to the higher quality, less speculative companies in our portfolio.

Sincerely,

/s/ Judith Vale

/s/ Robert D'Alelio

                      JUDITH M. VALE AND ROBERT D'ALELIO
                             PORTFOLIO CO-MANAGERS

PERFORMANCE HIGHLIGHTS

--------------------------------------------------------------------------------


Neuberger Berman Genesis Fund/1/

                          Inception Date    Six Month    Average Annual Total
                                         Period Ended    Return Ended 3/31/07
                                            2/28/2007 1 Year 5 Years 10 Years
Investor Class/3a/            09/27/1988        6.80%  5.77%  13.05%   14.65%
Trust Class/3a,5/             08/26/1993        6.78%  5.70%  12.98%   14.61%
Advisor Class/3a,6/           04/02/1997        6.67%  5.44%  12.70%   14.34%
Institutional Class/3b,8/     07/01/1999        6.92%  5.95%  13.27%   14.87%
Russell 2000(R) Index/2/                       10.76%  5.91%  10.95%   10.23%

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all dividends and capital gain distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, visit www.nb.com/performance.

Please see Endnotes and Glossary of Indices for additional information.


Industry Diversification
(% of Total Net Assets)

                   Aerospace..........................  0.7%
                   Agriculture........................  0.6
                   Automotive.........................  0.8
                   Banking & Financial................  5.4
                   Banks..............................  0.2
                   Building, Construction & Furnishing  1.0
                   Business Services..................  4.9
                   Capital Equipment..................  3.2
                   Coal...............................  0.6
                   Consumer Products & Services.......  5.9
                   Defense............................  5.7
                   Diagnostic Equipment...............  2.7
                   Education..........................  0.4
                   Electric Utilities.................  1.0
                   Filters............................  2.7
                   Financial Services.................  1.9
                   Financial Technology...............  1.0
                   Food Products......................  0.5
                   Health Care........................ 12.3
                   Health Products & Services.........  1.4
                   Heavy Industry.....................  0.6
                   Industrial & Commercial Products...  4.6
                   Industrial Goods & Services........  0.2
                   Industrial Machinery...............  0.7
                   Insurance..........................  2.2
                   Machinery & Equipment..............  0.6
                   Manufacturing......................  0.1
                   Medical Services...................  0.6
                   Metals.............................  1.9
                   Mining.............................  1.2
                   Oil & Gas.......................... 12.1
                   Oil Services.......................  5.4
                   Packing & Containers...............  2.1
                   Pharmaceutical.....................  1.8
                   Restaurants........................  0.7
                   Retail.............................  1.8
                   Software...........................  0.3
                   Technology.........................  3.8
                   Technology-Semiconductor...........  0.2
                   Transportation.....................  0.9
                   Utilities..........................  0.1
                   Short-Term Investments.............  5.2

Guardian Fund Portfolio Commentary

Neuberger Berman Guardian Fund ran a strong race in the six months ended February 28, 2007 but finished slightly behind its S&P 500 benchmark.

Consumer Discretionary sector investments, including international cable television operator Liberty Global, Liberty Media Holding Interactive (the owner of the QVC channel), auto parts company BorgWarner, and Toyota Motor made the largest contribution to returns. Our media and automotive companies accounted for our overweight in Consumer Discretionary stocks, the S&P 500's second best performing sector for the period. Led by Bank of New York, investment banker/broker Goldman Sachs, and property and casualty insurance broker Willis Group, our investments in Financials also buoyed returns.

Despite a collective positive return, our Information Technology investments lagged their counterparts in the S&P 500. Concern over the sustainability of tech spending, and the potential for an inventory build-up that would penalize profit margins, resulted in declines in National Instruments and Texas Instruments. In our opinion, these companies remain well positioned, with above-average growth prospects and managements that continue to effectively execute on well conceived business plans. Our natural gas oriented companies such as BP and Newfield Exploration were a drag on performance. We remain positive on the long-term fundamentals for domestic natural gas, and believe that our holdings are well positioned for growth, unusual seasonal weather patterns notwithstanding. Finally, company-specific issues for pharmaceuticals company Novartis, and publisher E.W. Scripps resulted in declines that penalized portfolio performance. Our dialogue with the managements of these companies leads us to believe that current problems are likely to be short-lived and our longer term expectations for robust earnings growth remain in place.


Our investment philosophy is straightforward. Our bottom-up, stock specific research is intended to identify financially strong, well-managed companies that are positioned to achieve above-average earnings and cash-flow growth. We are also valuation sensitive; we want to own the best companies in their respective industries, and we want to buy them when the market is not adequately valuing their longer term growth prospects. Our investment process leads us to take profits in holdings that have performed so well that their valuations have expanded to fully reflect our expectations for future earnings growth. At this point, the intended process comes full cycle as we use the proceeds to buy what we believe are good quality companies that we have identified in out-of-favor market sectors when their valuations are more compelling. Our company-specific research and investment time horizon focuses on the earnings power of a prospective holding with a three- to five-year view. Consequently, as we execute our strategy, portfolio turnover is typically low.

Over the shorter term, however, our valuation sensitivity can present challenges. For example, the Fund enjoyed excellent returns from its energy and real estate investment trust (REIT) investments in 2003-04. However, by 2005, we felt that rising investor expectations along with higher valuations for energy and REIT shares in general were increasing portfolio risk. As these holdings became more fully valued relative to our earnings expectations, we began reducing our exposure. In hindsight, we sold too soon as the exceptional performance of energy and REIT shares continued to drive market returns through 2006. However, our early exit accomplished two things critical to our investment approach -- it reduced overall valuation risk in the portfolio and it led us to increase our commitments to more reasonably valued high-quality companies in the Consumer Discretionary, Information Technology and Financial sectors. While this transition restrained the Fund's

The risks involved in seeking capital appreciation from investments primarily in mid- to large-cap stocks are set forth in the prospectus and statement of additional information.
Mid-capitalization stocks are more vulnerable to financial risks and other risks than larger stocks. They are generally less liquid than larger stocks, so their market prices tend to be more volatile. Large-cap stocks are subject to all the risks of stock market investing, including the risk that they may lose value.
The composition, industries and holdings of the Fund are subject to change. Guardian Fund is invested in a wide array of stocks and no single holding makes up a significant portion of the Fund's total assets.
Please see Endnotes and Glossary of Indices for additional information.

                                 NEUBERGER BERMAN FEBRUARY 28, 2007 (UNAUDITED)

performance in fiscal 2006, it has begun to contribute to returns and we believe positions us well going forward.

Looking ahead, if global monetary authorities continue to drain excess liquidity from the financial system, we believe economic growth is likely to slow, diminishing investors' appetite for risk and increasing financial market volatility. Taking a longer view, we remain reasonably positive on the prospects for equities. Corporate balance sheets are strong and we believe equity valuations are reasonable. For our portfolio companies, accumulated excess capital is increasingly being returned to investors in the form of growing dividends and more aggressive stock buybacks. Along with their advantaged secular growth potential, we believe that our portfolio companies are well positioned to deliver competitive total returns in the years ahead.

Sincerely,

/s/ Arthur Moretti

                                ARTHUR MORETTI
                               PORTFOLIO MANAGER


--------------------------------------------------------------------------------



PERFORMANCE HIGHLIGHTS
Neuberger Berman Guardian Fund/1,9 /

                    Inception Date    Six Month    Average Annual Total
                                   Period Ended    Return Ended 3/31/07
                                      2/28/2007 1 Year 5 Years 10 Years
Investor Class          06/01/1950        8.49% 10.25%   7.19%    6.10%
Trust Class/5/          08/03/1993        8.45% 10.09%   7.03%    5.99%
Advisor Class/3b,6/     09/03/1996        8.24%  9.56%   6.63%    5.49%
S&P 500 Index/2/                          8.93% 11.82%   6.26%    8.20%

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all dividends and capital gain distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, visit www.nb.com/performance.

Please see Endnotes and Glossary of Indices for additional information.


Industry Diversification
(% of Total Net Assets)

              Automotive...................................  5.2%
              Banking & Financial..........................  8.1
              Biotechnology................................  0.5
              Cable Systems................................  8.2
              Consumer Discretionary.......................  1.5
              Consumer Staples.............................  1.3
              Energy.......................................  1.9
              Financial Services...........................  7.3
              Health Products & Services...................  4.2
              Industrial...................................  7.7
              Insurance....................................  5.5
              Life Science Tools & Supplies................  2.2
              Media........................................  7.2
              Oil & Gas....................................  3.2
              Oil Services.................................  0.6
              Pharmaceutical...............................  3.4
              Technology...................................  3.6
              Technology-Semiconductor..................... 10.4
              Technology-Semiconductor Capital
               Equipment...................................  3.8
              Transportation...............................  2.7
              Utilities....................................  4.2
              Waste Management.............................  4.6
              Short-Term Investments.......................  6.0
              Liabilities, less cash, receivables and other
               assets...................................... (3.3)

International Fund Portfolio Commentary

International stocks continued to outpace U.S. equities in the six months ended February 28, 2007, albeit by a much smaller margin than in recent years. Neuberger Berman International Fund generated a strong return but finished just behind its MSCI EAFE benchmark.

Led by Brazilian mining company Companhia Vale do Rio Doce, one of the world's low cost producers of high-quality iron ore, our Materials sector investments nearly doubled the return of the EAFE's Materials component. The portfolio was underweight in Health Care but, led by German hospital management company Rhoen-Klinikum, our Health Care investments outperformed the benchmark sector. Irish cider producer C&C Group and Belgium-based brewer InBev contributed to favorable performance in the Consumer Staples sector. Our Energy sector investments produced a gain compared to a loss for the EAFE's Energy component. Australia's Paladin Resources and Hardman Resources, and Canada's Centurion Energy were our best Energy sector performers.

We experienced mixed results in the Consumer Discretionary sector, with three stocks, the U.K.'s Punch Taverns and homebuilder Redrow, and Germany's Porsche, finishing on our top-ten contributors list and two stocks, Japanese gaming machine manufacturer Sankyo and British Internet gambling company 888 Holdings, among the portfolio's poorest performers. Although, collectively, our Consumer Discretionary sector investments trailed their EAFE peer group, they generated returns above that of the broad market average.

Our Information Technology sector holdings posted a loss versus a modest gain for the EAFE's tech component. A Hong Kong-based flat panel television assembler, TPV Technology, was largely responsible for our disappointing tech sector results, as the company's profit margins came under pressure due to aggressive competition. The portfolio also underperformed in the Industrials sector due in part to a substantial decline in Japan's gaming manufacturer Mars Engineering.

Once again, performance was penalized by our zero exposure to Utilities, the EAFE's third best performing sector. Despite missing out on recent returns, we continue to avoid the sector, as we are unable to identify reasonably priced growing companies with high returns on invested capital in this slow growth, highly regulated industry.

Results from holdings in non-EAFE countries were mixed. Investments in Argentina and Brazil produced returns that were well above that of the broad market average, but our Canadian investments underperformed. The portfolio's long-standing overweight in Ireland continued to enhance returns and our ongoing underweight in Japan also benefited relative performance.

The portfolio continues to have significant overweights in the Energy and Consumer Discretionary sectors. For Energy investments, we continue to use a long-term price for oil of $50 per barrel in our valuation models. In our view, if investors gradually change their focus from day-to-day movements in oil prices to long-term fundamentals of supply and demand, the value in our Energy holdings should be realized. Absent such a change in investor perspective, however, we believe merger and acquisition and/or private equity activity should unlock value in the industry. Last year, two of our holdings (Centurion Energy and Hardman Resources) were acquired at premiums.

The portfolio's overweight in the Consumer Discretionary sector is a function of our identifying fundamentally driven opportunities in less economically sensitive consumer businesses. Luxury carmaker Porsche is a good example. Meanwhile, U.K. homebuilders such as Redrow appears to us to be insulated

The Fund is currently closed to new investors.
The risks involved in seeking capital appreciation from investments primarily in companies based outside the United States are set forth in the prospectus and statement of additional information.
Investing in foreign securities involves greater risks than investing in securities of U.S. issuers, including currency fluctuations, changes in local economic and political conditions, and the need to operate in less regulated financial markets.
The composition, industries and holdings of the Fund are subject to change. In an attempt to reduce overall volatility, Neuberger Berman Management Inc. diversifies the portfolio holdings over a wide array of countries and individual stocks.
Please see Endnotes and Glossary of Indices for additional information.

                                 NEUBERGER BERMAN FEBRUARY 28, 2007 (UNAUDITED)

from economic weakness because demand for housing in the U.K. outstrips supply and strict zoning and environmental regulations form a high barrier to entry. Due to a change in U.S. law, Internet gaming stocks did not perform well during the six-month reporting period, and we have eliminated our position in this sub-sector. Gambling, however, has thrived in virtually all economic environments, and licensing requirements restrain competition. Therefore, we continue to favor investments in casinos and betting parlors like William Hill.

We have been cautioning Fund shareholders not to expect recent years' outsized returns from international stocks to continue indefinitely. Strong corporate earnings growth has driven these impressive returns. With profit growth likely to slow in the year ahead, we believe that the returns of international equities will moderate as well.

Sincerely,

/s/ Benjamin Segal
                                BENJAMIN SEGAL
                               PORTFOLIO MANAGER


--------------------------------------------------------------------------------


PERFORMANCE HIGHLIGHTS
Neuberger Berman International Fund/1,9/

                   Inception Date    Six Month    Average Annual Total
                                  Period Ended    Return Ended 3/31/07
                                     2/28/2007 1 Year 5 Years 10 Years
Investor Class/3a/     06/15/1994       11.50% 15.41%  20.58%   11.18%
Trust Class/3a,5/      06/29/1998       11.42% 15.33%  20.96%   11.57%
EAFE(R) Index/2/                        12.26% 20.69%  16.24%    8.67%

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all dividends and capital gain distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, visit www.nb.com/performance.

Please see Endnotes and Glossary of Indices for additional information.

Industry Diversification
(% of Total Net Assets)

              Automobiles & Components.....................  7.5%
              Banks........................................ 14.0
              Capital Goods................................  9.5
              Chemicals....................................  2.7
              Commercial Services & Supplies...............  5.2
              Construction Materials.......................  3.8
              Consumer Discretionary.......................  1.4
              Consumer Durables & Apparel..................  4.4
              Consumer Staples.............................  0.5
              Energy.......................................  2.0
              Energy Services & Equipment..................  1.8
              Food, Beverage & Tobacco.....................  2.1
              Health Care Equipment & Services.............  1.0
              Hotels, Restaurants & Leisure................  4.1
              Household & Personal Products................  0.9
              Insurance....................................  0.8
              Materials....................................  0.1
              Materials--Metals & Mining...................  2.9
              Media........................................  2.1
              Oil & Gas.................................... 16.1
              Pharmaceuticals & Biotechnology..............  0.5
              Real Estate..................................  0.7
              Software.....................................  0.6
              Technology--Hardware.........................  3.4
              Technology--Semiconductor....................  0.5
              Technology--Software.........................  1.0
              Telecommunications--Diversified..............  0.9
              Telecommunications--Wireless.................  4.4
              Short-Term Investments....................... 12.8
              Liabilities, less cash, receivables and other
               assets...................................... (7.7)

International Institutional Fund Portfolio Commentary

International stocks continued to outpace U.S. equities in the six months ended February 28, 2007, albeit by a much smaller margin than in recent years. Neuberger Berman International Institutional Fund generated a strong return but finished just behind its MSCI EAFE benchmark.

Led by Brazilian mining company Companhia Vale do Rio Doce, one of the world's low cost producers of high-quality iron ore, our Materials sector investments nearly doubled the return of the EAFE's Materials component. The portfolio was underweight in Health Care but, led by German hospital management company Rhoen-Klinikum, our Health Care investments outperformed the benchmark sector. Irish cider producer C&C Group and Belgium-based brewer InBev contributed to favorable performance in the Consumer Staples sector. Our Energy sector investments produced a gain compared to a loss for the EAFE's Energy component. Australia's Paladin Resources and Hardman Resources, and Canada's Centurion Energy were our best Energy sector performers.

We experienced mixed results in the Consumer Discretionary sector, with three stocks, the U.K.'s Punch Taverns and homebuilder Redrow, and Germany's Porsche, finishing on our top-ten contributors list and two stocks, Japanese gaming machine manufacturer Sankyo and British Internet gambling company 888 Holdings among the portfolio's poorest performers. Although, collectively, our Consumer Discretionary sector investments trailed their EAFE peer group, they generated returns above that of the broad market average.

Our Information Technology sector holdings posted a loss versus a modest gain for the EAFE's tech component. A Hong Kong-based flat panel television assembler, TPV Technology, was largely responsible for our disappointing tech sector results, as the company's profit margins came under pressure due to aggressive competition. The portfolio also underperformed in the Industrials sector due in part to a substantial decline in Japan's gaming manufacturer Mars Engineering.

Once again, performance was penalized by our zero exposure to Utilities, the EAFE's third best performing sector. Despite missing out on recent returns, we continue to avoid the sector, as we are unable to identify reasonably priced growing companies with high returns on invested capital in this slow growth, highly regulated industry.

Results from holdings in non-EAFE countries were mixed. Investments in Argentina and Brazil produced returns that were well above that of the broad market average, but our Canadian investments underperformed. The portfolio's long-standing overweight in Ireland continued to enhance returns and our ongoing underweight in Japan also benefited relative performance.

The portfolio continues to have significant overweights in the Energy and Consumer Discretionary sectors. For Energy investments, we continue to use a long-term price for oil of $50 per barrel in our valuation models. In our view, if investors gradually change their focus from day-to-day movements in oil prices to long-term fundamentals of supply and demand, the value in our Energy holdings should be realized. Absent such a change in investor perspective, however, we believe merger and acquisition and/or private equity activity should unlock value in the industry. Last year, two of our holdings (Centurion Energy and Hardman Resources) were acquired at premiums.

The portfolio's overweight in the Consumer Discretionary sector is a function of our identifying fundamentally driven opportunities in less economically sensitive consumer businesses. Luxury carmaker Porsche is a good example. Meanwhile, U.K. homebuilders such as Redrow appears to us to be insulated from economic weak-

This Fund is currently closed to new investors.
The risks involved in seeking capital appreciation from investments primarily in companies based outside the United States are set forth in the prospectus and statement of additional information.
Investing in foreign securities involves greater risks than investing in securities of U.S. issuers, including currency fluctuations, changes in local economic and political conditions, and the need to operate in less regulated financial markets.
The composition, industries and holdings of the Fund are subject to change. In an attempt to reduce overall volatility, Neuberger Berman Management Inc. diversifies the portfolio holdings over a wide array of countries and individual stocks.
Please see Endnotes and Glossary of Indices for additional information.

                                 NEUBERGER BERMAN FEBRUARY 28, 2007 (UNAUDITED)

ness because demand for housing in the U.K. outstrips supply and strict zoning and environmental regulations form a high barrier to entry. Due to a change in U.S. law, Internet gaming stocks did not perform well during the six-month reporting period, and we have eliminated our position in this sub-sector. Gambling, however, has thrived in virtually all economic environments, and licensing requirements restrain competition. Therefore, we continue to favor investments in casinos and betting parlors like William Hill.

We have been cautioning Fund shareholders not to expect recent years' outsized returns from international stocks to continue indefinitely. Strong corporate earnings growth has driven these impressive returns. With profit growth likely to slow in the year ahead, we believe that the returns of international equities will moderate as well.

Sincerely,

/s/ Benjamin Segal
                                BENJAMIN SEGAL
                               PORTFOLIO MANAGER


--------------------------------------------------------------------------------


PERFORMANCE HIGHLIGHTS
Neuberger Berman International Institutional Fund/1,9/

                        Inception Date    Six Month Average Annual Total
                                       Period Ended Return Ended 3/31/07
                                          2/28/2007 1 Year  Life of Fund
Institutional Class/3b/     06/17/2005       11.44% 15.14%        23.92%
EAFE(R) Index/2/                             12.26% 20.69%        26.65%

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all dividends and capital gain distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, visit www.nb.com/performance.

Please see Endnotes and Glossary of Indices for additional information.

Industry Diversification
(% of Total Net Assets)

              Automobiles & Components.....................  7.4%
              Banks........................................ 13.9
              Capital Goods................................  9.6
              Chemicals....................................  2.7
              Commercial Services & Supplies...............  5.1
              Construction Materials.......................  3.8
              Consumer Discretionary.......................  1.4
              Consumer Durables & Apparel..................  4.4
              Consumer Staples.............................  0.6
              Energy.......................................  1.8
              Energy Services & Equipment..................  1.8
              Food, Beverage & Tobacco.....................  2.0
              Health Care Equipment & Services.............  1.0
              Hotels, Restaurants & Leisure................  4.1
              Household & Personal Products................  0.9
              Insurance....................................  0.7
              Materials....................................  0.1
              Materials--Metals & Mining...................  2.8
              Media........................................  2.1
              Oil & Gas.................................... 16.1
              Pharmaceuticals & Biotechnology..............  0.5
              Real Estate..................................  0.7
              Software.....................................  0.6
              Technology--Hardware.........................  3.4
              Technology--Semiconductor....................  0.4
              Technology--Software.........................  1.0
              Telecommunications--Diversified..............  0.9
              Telecommunications--Wireless.................  4.4
              Short-Term Investments....................... 14.7
              Liabilities, less cash, receivables and other
               assets...................................... (8.9)

International Large Cap Fund Portfolio Commentary

Large-cap international stocks continued to outpace U.S. equities in the six months ended February 28, 2007, with the MSCI EAFE Index returning 12.27% versus the S&P 500's 8.93%. Neuberger Berman International Large Cap Fund provided a strong return but finished just behind its MSCI EAFE benchmark.

The portfolio was overweight in the Materials sector and our holdings nearly doubled the return of the EAFE peer group. Brazil's Companhia Vale do Rio Doce, a low-cost producer of high-quality iron ore, and German specialty chemical company Wacker Chemie were among our best Materials sector performers. The portfolio was modestly underweight in Consumer Staples but the return from our holdings more than doubled that of the corresponding EAFE sector component. Irish cider producer C&C Group and Belgium-based global brewing giant InBev were our top performers in this sector. The Fund had a modest weighting in Information Technology (IT), but a solid gain in Switzerland's Logitech, an innovative designer and manufacturer of computer peripherals, helped our technology investments significantly outperform EAFE's IT component.

Results in the Consumer Discretionary sector were mixed. German luxury carmaker Porsche, and the U.K.'s Punch Taverns and homebuilder Barratt Developments finished on our top-ten performance list, but Japan's gaming machine manufacturer Sankyo and auto parts company Bosch Corp. finished near the bottom of our performance rankings. Collectively, our Consumer Discretionary investments modestly trailed their benchmark peer group but delivered a return exceeding that of the EAFE Index.

The portfolio's substantial overweight in Energy, the EAFE's worst performing group for the period, penalized returns. Although collectively our energy holdings posted modestly positive returns, six energy companies appeared on our bottom-ten performance list. Industrial sector investments posted decent gains but significantly underperformed the EAFE's sector component. We did not have any significant declines among our Industrial holdings; our holdings simply failed to keep pace with their peers in the EAFE's second best performing sector. Once again, results were penalized by the portfolio's lack of exposure to Utilities, the EAFE's third best performing sector. However, we have not found reasonably priced growth companies with high returns on invested capital in this slow growth, highly regulated area.

The portfolio averaged 23.5% of assets invested in non-EAFE countries, with the largest commitments in Canada (9.8%) and Brazil (7.3%). Modestly negative returns from our Canadian investments hindered performance. However, strong gains in our Brazilian and Argentine holdings enhanced results. The portfolio's major overweight in Ireland and substantial underweight in Japan also contributed to performance.

At the conclusion of this reporting period, the portfolio was significantly overweight in the Energy and Consumer Discretionary sectors. We believe that current energy stock valuations imply materially lower oil prices. In valuing energy stocks, we use a long-term average price of $50 per barrel. If, as we anticipate, investors gradually begin to focus on long-term supply/demand fundamentals instead of day-to-day movements in oil prices, we expect energy stock valuations to rise. Even if this takes longer than anticipated, we believe that corporate mergers and acquisitions and/or private equity deals will help surface value. Our overweight in Consumer Discretionary stocks is the result of finding attractive opportunities in less cyclical consumer businesses. We think that luxury goods producers such as carmaker Porsche can sustain earnings growth even in a less vibrant economy. We believe that the same is true for U.K. homebuilders such as

The risks involved in seeking capital appreciation from investments primarily in companies based outside the United States are set forth in the prospectus and statement of additional information.
Investing in foreign securities involves greater risks than investing in securities of U.S. issuers, including currency fluctuations, changes in local economic and political conditions, and the need to operate in less regulated financial markets.
The composition, industries and holdings of the Fund are subject to change. In an attempt to reduce overall volatility, Neuberger Berman Management Inc. diversifies the portfolio holdings over a wide array of countries and individual stocks.
Please see Endnotes and Glossary of Indices for additional information.

                                 NEUBERGER BERMAN FEBRUARY 28, 2007 (UNAUDITED)

Barratt Developments, because demand for housing in the U.K. is so strong and strict zoning and environmental regulations restrict supply.

We caution Fund shareholders not to expect international equities' exceptionally strong performance in recent years to continue indefinitely. Stock price gains have been driven by robust corporate earnings growth, which we expect to moderate in the year ahead.

Sincerely,

/s/ Benjamin Segal
                                BENJAMIN SEGAL
                               PORTFOLIO MANAGER


--------------------------------------------------------------------------------


PERFORMANCE HIGHLIGHTS
Neuberger Berman International Large Cap Fund/1,9/

                          Inception Date    Six Month     Cumulative Total
                                         Period Ended Return Ended 3/31/07
                                            2/28/2007         Life of Fund
Trust Class/3b/               08/01/2006       11.25%               17.38%
Institutional Class/3b,8/     10/06/2006       11.46%               17.60%
EAFE Index/2/                                  12.26%               18.38%

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all dividends and capital gain distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, visit www.nb.com/performance.

Please see Endnotes and Glossary of Indices for additional information.

Industry Diversification
(% of Total Net Assets)

                 Advertising.............................  1.3%
                 Automobile Manufacturers................  5.0
                 Automobiles & Components................  0.6
                 Banking.................................  0.7
                 Brewers.................................  3.2
                 Casinos & Gaming........................  1.4
                 Coal & Consumable Fuels.................  1.1
                 Computer Storage & Peripherals..........  1.2
                 Construction & Engineering..............  1.5
                 Construction Materials..................  4.6
                 Distillers & Vintners...................  0.4
                 Diversified Banks....................... 15.2
                 Diversified Capital Markets.............  1.5
                 Food Retail.............................  0.5
                 Home Builders...........................  2.2
                 Industrial Machinery....................  2.3
                 Integrated Oil & Gas....................  6.0
                 Integrated Telecommunications Services..  1.9
                 Leisure Products........................  1.0
                 Multi-Line Insurance....................  0.7
                 Oil & Gas--Equipment & Services.........  2.1
                 Oil & Gas Exploration & Production......  9.5
                 Other Diversified Financial Services....  1.0
                 Personal Products.......................  1.1
                 Pharmaceutical..........................  2.8
                 Reinsurnace.............................  0.7
                 Restaurants.............................  2.3
                 Specialty Chemical......................  2.0
                 Steel...................................  5.6
                 Thrifts & Mortgage Finance..............  1.3
                 Tire & Rubber...........................  1.8
                 Trading Companies & Distributors........  1.8
                 Wireless Telecommunications Services....  4.1
                 Short-Term Investments..................  5.3
                 Cash, receivables and other assets, less
                  liabilities............................  6.3

Manhattan Fund Portfolio Commentary

Neuberger Berman Manhattan Fund generated a positive return and outperformed the Russell Midcap Growth Index for the six months ended February 28, 2007. Strong stock selection was the largest contributor to relative portfolio performance while sector allocation detracted from results.

From a sector perspective, the largest benefit to relative performance came from security selection within Health Care and Consumer Discretionary. In Health Care, Celgene continued to be a top performer, while Cytyc also provided favorable results. Names that did well in Consumer Discretionary included specialty retail companies such as Coach and Polo Ralph Lauren, as well as hotel companies such as Hilton and Marriott. Stock selection within Information Technology also contributed to results, led by Alliance Data Systems and Cognizant Technology.

In Energy and Financials, security selection was a positive for the six-month period. Energy holdings were broadly additive; among Financials, services stocks such as CB Richard Ellis and Chicago Mercantile Exchange were particularly strong. In addition, holdings in the Telecom sector continued to be additive, helped by an emphasis in wireless telecommunications. Names that did well in this area included Leap Wireless and NII Holdings.

On an absolute basis, the strongest performing sectors for this time period included Materials, Consumer Discretionary and Telecom, while the weakest included Energy, Health Care and Utilities. In aggregate, our sector selection was a slight detractor from results versus the benchmark, primarily due to our underweight in Consumer Discretionary and our overweight in Health Care. Our overweight in Telecom continued to be additive to relative portfolio performance.

The largest detractor from portfolio performance was our security selection within Materials. Names that were weak during this reporting period had been strong performers in the previous fiscal year. It should also be noted that the Materials sector comprises only around 4% of the benchmark and is not generally considered a traditional growth sector.

Equity market returns for the first half of fiscal 2007 were positive, with volatility increasing as sub-prime delinquencies reached record levels. Over the long term, we do not believe that this will significantly affect the equity markets. As we have indicated previously, market returns while the Fed is on hold have historically been generally poor, and we think that when the Fed changes its tightening bias the market will react favorably. This will, in our opinion, lay the groundwork for equity market gains in the latter half of 2007. In addition, we believe that companies that demonstrate the ability to grow earnings on a consistent basis in this slowing environment will be rewarded as investors pay a premium for this attribute. Stylistically, we believe growth managers have historically performed better on average in this type of market than value managers.

Although earnings growth is coming down, the economy appears to us in relatively solid shape and inflation, we believe, is in check. However, the litany of negatives facing the consumer, including the weak housing market, negative real income growth, slowing disposable income, the negative savings rates, and leveraged personal balance sheets, are finally beginning to weigh on consumer behavior. As noted, we anticipate strong market performance in the second half of the year, but we think there is some risk of downside as these consumer-related issues play out in 2007.

In terms of sector positions, we believe that, in the long term, Energy will provide earnings growth potential, given worldwide demand, but in the near term we are concerned about weak gas and oil

The risks involved in seeking capital appreciation from investments primarily in companies with mid-market capitalization are set forth in the prospectus and statement of additional information.
Mid-capitalization stocks are more vulnerable to financial risks and other risks than stocks of larger companies. They also trade less frequently and in lower volume than larger company stocks, so their market prices tend to be more volatile.
The composition, industries and holdings of the Fund are subject to change. Manhattan Fund is invested in a wide array of stocks and no single holding makes up a significant portion of the Fund's total assets.
Please see Endnotes and Glossary of Indices for additional information.

                                 NEUBERGER BERMAN FEBRUARY 28, 2007 (UNAUDITED)

prices. Still, given the current volatility of the market, we believe that this sector provides some defensiveness to the portfolio. We will, therefore, remain only slightly underweight at this time. We continue to believe there is good growth potential in the Telecom sector, which remains an overweighted position. The Health Care sector is also slightly overweighted. We are not concerned about interest rates and are emphasizing capital market sensitive and services industries within Financials; we remain neutral in that sector. We are also market weighted in Information Technology, while Consumer Discretionary and Staples remain underweighted.

Sincerely,

/s/ Kenneth J. Turek
                               KENNETH J. TUREK
                               PORTFOLIO MANAGER


--------------------------------------------------------------------------------


PERFORMANCE HIGHLIGHTS
Neuberger Berman Manhattan Fund/1,9/

                           Inception Date       Six Month    Average Annual Total
                                             Period Ended    Return Ended 3/31/07
                                                2/28/2007 1 Year 5 Years 10 Years
Investor Class/3a/             03/01/1979/4/       15.30%  9.58%   8.37%    7.07%
Trust Class/3a,5/              08/30/1993          15.08%  9.21%   8.18%    6.85%
Advisor Class/3b,6/            09/03/1996          15.05%  9.03%   7.84%    6.46%
Russell Midcap(R) Growth
 Index/2/                                          13.12%  6.90%   9.45%    9.44%
Russell Midcap(R) Index/2/                         13.50% 11.79%  12.91%   12.71%

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all dividends and capital gain distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, visit www.nb.com/performance.

Please see Endnotes and Glossary of Indices for additional information.


Industry Diversification
(% of Total Net Assets)

              Aerospace....................................   4.0%
              Basic Materials..............................   2.4
              Biotechnology................................   3.0
              Business Services............................  12.5
              Communications Equipment.....................   1.5
              Consumer Staples.............................   1.9
              Energy.......................................   6.8
              Financial Services...........................   6.4
              Food & Beverage..............................   1.1
              Health Care..................................  10.1
              Industrial...................................   4.5
              Leisure......................................   7.0
              Media........................................   3.3
              Medical Equipment............................   5.8
              Retail.......................................   7.3
              Semiconductors...............................   3.3
              Software.....................................   2.1
              Technology...................................   6.8
              Telecommunications...........................   7.7
              Transportation...............................   1.6
              Utilities....................................   0.3
              Short-Term Investments.......................  19.3
              Liabilities, less cash, receivables and other
               assets...................................... (18.7)

Millennium Fund Portfolio Commentary

Neuberger Berman Millennium Fund generated positive returns and led the Russell 2000 Growth Index for the six months ended February 28, 2007. The primary contributor to this outperformance was strong security selection across much of the portfolio.

Security selection within Consumer Discretionary and Financials was the largest contributor to relative returns. In Consumer Discretionary, Orient- Express continued to be a strong performer. Standouts in the Financials sector included Trammel Crow and Jones Lang LaSalle.

Industrial and Information Technology stocks were also a positive versus the benchmark. Among Industrials, Huron Consulting and AAR Corp. showed strength. Names that did well in the Information Technology sector included ValueClick and Open Solutions.

The largest detractor from results was security selection within Health Care, with LifeCell exhibiting particular weakness. Telecom holdings were also a modest negative.

During the reporting period, the strongest performing small-cap sectors included Materials, Utilities and Consumer Discretionary, while the weakest sectors were Energy and Financials. In aggregate, our sector selection was a slight detractor from the portfolio's relative performance, with the majority of that underperformance due to our underweight position in Materials -- typically not a sector known for its growth attributes.

Equity market returns for the first half of fiscal 2007 were positive, with volatility increasing as sub-prime delinquencies reached record levels. Over the long term, we do not believe that this will significantly affect the equity markets. As we have indicated previously, market returns while the Fed is on hold have in the past been generally poor, and we think that when the Fed changes its tightening bias the market will react favorably. This will, in our opinion, lay the groundwork for equity market gains in the latter half of 2007. In addition, we believe that companies that demonstrate the ability to grow earnings on a consistent basis in this slowing environment will be rewarded as investors pay a premium for this attribute. Stylistically, we believe growth managers have historically tended to perform better on average in this type of market than value managers.

Although earnings growth is coming down, the economy appears to us in relatively solid shape and inflation, we believe, is in check. However, the litany of negatives facing the consumer, including the weak housing market, negative real income growth, slowing disposable income, the negative savings rates, and leveraged personal balance sheets, are finally beginning to weigh on consumer behavior. As noted, we anticipate strong market performance in the second half of the year, but we think there is some risk of downside as these consumer-related issues play out in 2007.

In terms of sector positions, we believe that, in the long term, Energy will provide earnings growth potential, given worldwide demand, but in the near term we are concerned about weak gas and oil prices. Still, given the current volatility of the market, we believe that this sector provides some defensiveness to the portfolio. We will, therefore, remain slightly underweight at this time. We continue to believe there is good growth potential in the Telecom sector, which remains an overweighted position. We are not concerned about interest rates and are emphasizing capital market sensitive and services industries within Financials; we remain slightly overweight in that sector. We also remain overweighted in Consumer Discretionary. This

The risks involved in seeking capital appreciation from investments primarily in companies with small market capitalization are set forth in the prospectus and statement of additional information.
Small-capitalization stocks are more vulnerable to financial risks and other risks than stocks of larger companies. They also trade less frequently and in lower volume than larger company stocks, so their market prices tend to be more volatile.
The composition, industries and holdings of the Fund are subject to change. Millennium Fund is invested in a wide array of stocks and no single holding makes up a significant portion of the Fund's total assets.
Please see Endnotes and Glossary of Indices for additional information.

                                 NEUBERGER BERMAN FEBRUARY 28, 2007 (UNAUDITED)

reflects our continued emphasis in gaming and hotel stocks. Health Care is a slight underweight relative to the index at this time.

Sincerely,

/s/ David A. Burshtan
                               DAVID H. BURSHTAN
                               PORTFOLIO MANAGER


--------------------------------------------------------------------------------


PERFORMANCE HIGHLIGHTS
Neuberger Berman Millennium Fund/1/

                                Inception Date    Six Month        Average Annual Total
                                               Period Ended        Return Ended 3/31/07
                                                  2/28/2007 1 Year 5 Years Life of Fund
Investor Class/3b/                  10/20/1998       14.52%  5.23%   3.83%       11.03%
Trust Class/3b,5/                   11/03/1998       14.41%  5.13%   3.79%       10.95%
Advisor Class/3b,6/                 05/03/2002       14.36%  4.97%   3.75%       10.97%
Russell 2000(R) Growth Index/2/                      11.19%  1.56%   7.88%        7.51%
Russell 2000(R) Index/2/                             10.76%  5.91%  10.95%       11.60%

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all dividends and capital gain distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, visit www.nb.com/performance.

Please see Endnotes and Glossary of Indices for additional information.

Industry Diversification
(% of Total Net Assets)

              Aerospace....................................  3.7%
              Banking & Financial..........................  1.4
              Business Services............................ 12.1
              Business Services--IT Business Services......  1.7
              Communications Equipment.....................  5.8
              Consumer Staples.............................  1.6
              Education....................................  2.7
              Energy.......................................  1.2
              Financial Services...........................  9.5
              Health Care..................................  8.2
              Health Products & Services...................  4.2
              Industrial...................................  2.5
              Insurance....................................  1.2
              Internet.....................................  2.0
              Leisure...................................... 16.5
              Manufacturing................................  0.9
              Medical Equipment............................  2.6
              Oil & Gas....................................  1.4
              Retail.......................................  3.6
              Semiconductors...............................  1.8
              Software.....................................  8.0
              Technology...................................  5.4
              Transportation...............................  1.3
              Short-Term Investments.......................  9.5
              Liabilities, less cash, receivables and other
               assets...................................... (8.8)

Partners Fund Portfolio Commentary

Neuberger Berman Partners Fund performed well during the six months ended February 28, 2007, outpacing its S&P 500 and Russell 1000 Value benchmarks. Stock selection deserves most of the credit for the Fund's favorable relative returns. Our holdings outperformed in six of the nine sectors in which we were invested and positive stock selection was responsible for two-thirds of the Fund's excess return over the S&P 500.

Led by copper producer Phelps Dodge (which agreed to be acquired by Freeport-McMoRan) and U.S. Steel, Materials sector investments had the most positive impact on relative returns. Buoyed by a big gain in mining and construction equipment manufacturer Terex, Industrial sector investments also contributed significantly to results. Although the portfolio was underweight in the Consumer Staples sector, the big advance of one holding there -- vitamin company NBTY (Nature's Bounty) -- enhanced performance. The portfolio was underweighted in Financials but a strong performance from investment banker/broker Goldman Sachs helped us beat the S&P 500's Financials sector component. A strong move by Aetna drove superior performance in Health Care and a big gain in power generator NRG Energy helped us outperform in the Utilities sector.

Although our Consumer Discretionary investments delivered excellent returns, they lagged the benchmark sector component largely due to our commitment to homebuilder stocks, most of which bounced off last summer's lows but failed to make meaningful progress. We believe that housing inventories will be substantially worked down by the second half of 2007 and that demand, which continues to be supported by strong employment and still reasonable mortgage rates, will spawn a housing recovery. With homebuilder stocks trading near historically low valuations relative to book value, we see a lot of upside potential for these stocks when the housing market rebounds.

Energy investments, most notably coal miners Peabody Energy, Arch Coal and Foundation Coal, and leading oil sands producer Canadian Natural Resources, were the biggest drag on relative performance. Last year's mild winter, a cool summer, and a warm start to this year's heating season resulted in high natural gas storage levels and a decline in natural gas prices. Since natural gas competes with coal as the fuel of choice for power generation, this put downward pressure on coal prices, penalizing coal company earnings. A more normal weather pattern should help support higher coal prices and we could see prices spike again if a more active hurricane season hampers natural gas production this summer. The 30% decline in oil prices from last year's highs diminished investor enthusiasm for non-conventional energy companies such as Canadian Natural Resources. Oil has already bounced well off its recent bottom, and we believe that favorable long-term supply/demand dynamics, along with ongoing geopolitical risk in many oil producing nations, will keep oil prices at a level that can sustain profitability for non-conventional oil producers.

The stock market's sharp sell-off at the end of February and in the first week in March didn't surprise us. The market had gone a long period without any meaningful setbacks, and we felt it would not take much to create some market turbulence. Looking ahead, we believe that investors may be underestimating growth prospects for the U.S. and global economies. We believe a second-half recovery in housing could help push U.S. GDP growth back into the 3%-3.5% range. Consequently, we have maintained positions in high quality companies in cyclical sectors such as Materials, Industrials, and Consumer Discretionary. Driven by ongoing rapid economic expansion in emerging markets such as China and India, and steady growth in Europe, we believe that international economic growth will be even stronger. Consequently, we find U.S domiciled

The risks involved in seeking capital appreciation from investments primarily in mid- to large-cap stocks are set forth in the prospectus and statement of additional information.
Mid-capitalization stocks are more vulnerable to financial risks and other risks than larger stocks. They are generally less liquid than larger stocks, so their market prices tend to be more volatile. Large-cap stocks are subject to all the risks of stock market investing, including the risk that they may lose value.
The composition, industries and holdings of the Fund are subject to change. Partners Fund is invested in a wide array of stocks and no single holding makes up a significant portion of the Fund's total assets.
Please see Endnotes and Glossary of Indices for additional information.

                                 NEUBERGER BERMAN FEBRUARY 28, 2007 (UNAUDITED)

companies with a strong international presence to be especially compelling. We believe global economic growth that is better than generally expected should also help energy stocks outperform. Currently, high quality oil service stocks, which are well off recent years' highs, are quite tempting.

In closing, we are pleased to have delivered favorable performance in the six-month reporting period. We are striving to build on the Fund's gains over the balance of 2007 and in the years ahead.

Sincerely,

/s/ S. Basu Mullick
                                S. BASU MULLICK
                               PORTFOLIO MANAGER


--------------------------------------------------------------------------------


PERFORMANCE HIGHLIGHTS
Neuberger Berman Partners Fund/1,9/

                               Inception Date       Six Month    Average Annual Total
                                                 Period Ended    Return Ended 3/31/07
                                                    2/28/2007 1 Year 5 Years 10 Years
Investor Class/3a/                 01/20/1975/4/       11.09%  9.24%   9.91%    8.86%
Trust Class/3a,5/                  08/30/1993          10.95%  9.07%   9.74%    8.71%
Advisor Class/3a,6/                08/16/1996          10.91%  8.92%   9.51%    8.37%
Institutional Class/3b,8/          06/07/2006          11.15%  9.37%   9.94%    8.87%
Russell 1000(R) Value Index/2/                          9.82% 16.83%  10.25%   10.85%
S&P 500 Index/2/                                        8.93% 11.82%   6.26%    8.20%

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all dividends and capital gain distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, visit www.nb.com/performance.

Please see Endnotes and Glossary of Indices for additional information.

Industry Diversification
(% of Total Net Assets)

              Auto Related.................................   1.5%
              Banking & Financial..........................   2.4
              Building, Construction & Furnishing..........   2.1
              Coal.........................................   2.3
              Consumer Discretionary.......................   1.8
              Defense......................................   1.5
              Electric Utilities...........................   1.5
              Energy.......................................   2.6
              Energy Services & Equipment..................   2.6
              Financial Services...........................   5.9
              Food & Beverage..............................   0.7
              Health Care..................................   8.3
              Home Builders................................  11.3
              Industrial...................................   4.1
              Insurance....................................   5.0
              Machinery & Equipment........................   6.6
              Materials....................................   1.2
              Metals.......................................   1.6
              Oil & Gas....................................  12.7
              Personal Products............................   0.8
              Pharmaceutical...............................   1.9
              Retail.......................................   4.4
              Software.....................................   6.4
              Steel........................................   1.9
              Technology...................................   2.5
              Transportation...............................   1.6
              Utilities....................................   3.5
              Wireless Telecommunications Services.........   0.5
              Short-Term Investments.......................  12.6
              Liabilities, less cash, receivables and other
               assets...................................... (11.8)

Real Estate Fund Portfolio Commentary

Still sound commercial real estate fundamentals and increased merger and acquisition activity continued to buoy the real estate investment trust (REIT) market in the six months ended February 28, 2007. Neuberger Berman Real Estate Fund provided strong returns but trailed its FTSE NAREIT Equity REITs Index benchmark.

In descending order, Regional Malls, Shopping Centers, Office, and Health Care were the best performing sectors in the REIT market for the reporting period. A pause in interest rate hikes by the Federal Reserve, lower gasoline prices, and good Christmas retail sales contributed to strength in the Regional Mall and Shopping Centers sectors. Returns in the Office sector were helped by solid fundamentals (strong tenant demand and improving lease prices, especially in coastal urban markets including New York, Washington D.C., San Francisco, and Los Angeles), and the acquisition by Blackstone Group (a leading private equity firm) of REIT giant Equity Office Properties at a hefty premium to stock price and net asset value. Health Care -- one of the most attractively valued REIT sectors -- benefited from improving fundamentals, several private equity deals, and investors' rotation out of more richly priced sectors.

Of the major REIT sectors, Apartments were the weakest performer. We think this was largely a response to valuations which had become stretched after exceptional performance in 2005 and much of 2006. Although the Lodging/Resorts sector posted positive results, it lagged the overall REIT market due to concern over the duration of the lodging industry's expansion.

The Fund had positive returns in all 13 sectors in which it was invested. Our holdings outperformed in nine of 13 sectors, with the best relative performance in the Regional Malls, Lodging/Resorts, and Health Care sectors. A material overweight in the Office sector made a major performance contribution. A more modest overweight in Health Care and slight underweight in Apartments also enhanced returns. The portfolio's underweight in Shopping Centers and overweight in industrial property companies in the Diversified sector detracted from returns.

Along with the broad stock market, REITs were quite volatile in the first two months of calendar 2007. Investor concerns appeared to be focused on the potential that tighter mortgage lending standards and increased borrowing costs would further affect the housing market, perhaps leading to slower than generally expected economic growth.

Looking ahead, we believe that there may be additional near-term turbulence in the broad equity market and among REITs. However, we expect both markets to stabilize by the second half of 2007. Reflecting the very favorable supply/demand dynamics in most sectors, we expect that REIT earnings could grow favorably in 2007, well above their historic average. Based on historic average yield and price/earnings ratios, REITs appear fully valued. However, in relation to the large premiums to net asset value (NAV) being paid in recent transactions, REITs still appear to be reasonably priced.

We have cautioned shareholders not to expect recent years' outsized returns in the REIT market to continue indefinitely. However, with earnings growing rapidly and no indication that merger and acquisition activity is abating, we believe REITs could have another good year in fiscal 2007. We believe that the combination of solid fundamentals, a high level of liquidity in the financial system, M&A activity, and strong cash inflows from retail

The risks involved in seeking capital appreciation and income from investments primarily in companies with small- and mid-market capitalization are set forth in the prospectus and statement of additional information.
Small- and mid-capitalization stocks are more vulnerable to financial risks and other risks than stocks of larger companies. They also trade less frequently and in lower volume than larger company stocks, so their market prices tend to be more volatile.
The portfolio's concentration in real estate investments makes it subject to greater potential risks and volatility than a more diversified portfolio, and the value of its shares may decline due to events affecting the real estate industry.
The composition, industries and holdings of the Fund are subject to change. Real Estate Fund is invested in a wide array of stocks and no single holding makes up a significant portion of the Fund's total assets.
Please see Endnotes and Glossary of Indices for additional information.

                                 NEUBERGER BERMAN FEBRUARY 28, 2007 (UNAUDITED)

and institutional investors, if they continue, could continue to support REIT returns.

Sincerely,

/s/ Steven R. Brown
                                STEVEN R. BROWN
                               PORTFOLIO MANAGER


--------------------------------------------------------------------------------


PERFORMANCE HIGHLIGHTS
Neuberger Berman Real Estate Fund/1,9/

                                  Inception Date    Six Month Average Annual Total
                                                 Period Ended Return Ended 3/31/07
                                                    2/28/2007 1 Year  Life of Fund
Trust Class/3b/                       05/01/2002       17.62% 22.98%        24.38%
FTSE NAREIT Equity REITs Index/2/                      18.17% 21.79%        22.27%

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all dividends and capital gain distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, visit www.nb.com/performance.

Please see Endnotes and Glossary of Indices for additional information.

Industry Diversification
(% of Total Net Assets)

              Apartments...................................  11.8%
              Commercial Services..........................   1.6
              Community Centers............................   6.8
              Diversified..................................   6.7
              Finance......................................   1.3
              Health Care..................................   4.1
              Industrial...................................   7.3
              Lodging......................................   5.1
              Office.......................................  26.5
              Office-Industrial............................   5.3
              Regional Malls...............................  17.5
              Self Storage.................................   1.7
              Short-Term Investments.......................  18.8
              Liabilities, less cash, receivables and other
               assets...................................... (14.5)

Regency Fund Portfolio Commentary

Neuberger Berman Regency Fund generated a substantial return in the six months ended February 28, 2007, finishing in a near dead heat with its benchmark, the Russell Midcap Value Index.

For the period, strong commodities prices made Materials the single best performing sector in the Russell index. Thanks to big gains for copper producer Phelps Dodge, which agreed to be acquired by Freeport-McMoRan, and iron ore producer Cleveland-Cliffs, collectively our Materials sector holdings more than doubled the return for the benchmark sector component. Information Technology sector investments also outperformed by a wide margin, with gaming company Take-Two Interactive and electronics components manufacturer Avnet delivering especially impressive returns. The portfolio was underweight in Consumer Staples, but a more than 50% gain in vitamin company NBTY (Nature's Bounty) resulted in an outsized contribution to returns. Led by mining and construction equipment manufacturer Terex, Industrial sector investments delivered strong returns. Although our Industrial sector holdings modestly underperformed the benchmark sector component, the portfolio's significant overweighting in this, the mid-cap stock market's second best performing sector, enhanced returns.

We had mixed results in the Consumer Discretionary sector, where we modestly under-performed due to a significant decline in consumer electronics retailer Circuit City Stores and the weak performance of homebuilders such as Centex. Circuit City's profit margins were squeezed by discounting its large inventory of flat screen TVs. We believe that inventories are now in better shape and that the company will improve profitability going forward. The homebuilders have bounced off their summer bottom, although recent performance has been uninspiring. However, we see a lot of upside potential in these stocks if, as we anticipate, excess inventories are worked down and we see stable demand spawn a housing recovery in the second half of 2007.

Energy sector holdings' disappointing performance had the most negative impact on relative returns. Declines in coal miner Peabody Energy and non-conventional oil producers Denbury Resources (new techniques for increasing production from old wells) and Canadian Natural Resources (oil sands) were the largest drags on performance. We believe that this was a weather-related phenomenon (last year's warm winter, cool summer and lack of hurricane activity, and a warm start to this year's heating season) rather than a shift in longer-term supply/demand dynamics. More typical weather should support higher coal and natural gas prices, and if hurricane activity in the Gulf of Mexico were to shut down natural gas production this summer we could see natural gas and coal prices spike. Consequently, we have maintained the position in Peabody Energy. Since non-conventional energy production is more expensive than traditional production methods, profits are more sensitive to declines in oil prices. Denbury Resources and Canadian Natural Resources came under pressure when oil prices dropped nearly 30% from record highs. Oil has already bounced back off its lows and we believe that favorable supply/demand dynamics will keep oil prices in a range that will sustain profitability for non-conventional producers. We also expect traditional exploration and production activity to increase if, the industry gains conviction that high oil prices are here to stay. In our opinion, this makes oil service companies, which are well off their highs, increasingly tempting.

Looking ahead, we think that U.S. and global economic growth may exceed consensus expectations in the year ahead. If housing rebounds, U.S. GDP growth could move back up into the 3-3.5% range in the second half of 2007. Consequently, we still favor

The risks involved in seeking capital appreciation from investments primarily in mid-cap stocks are set forth in the prospectus and statement of additional information.
Mid-capitalization stocks are more vulnerable to financial risks and other risks than stocks of larger companies. They also trade less frequently and in lower volume than larger company stocks, so their market prices tend to be more volatile.
The composition, industries and holdings of the Fund are subject to change. Regency Fund is invested in a wide array of stocks and no single holding makes up a significant portion of the Fund's total assets.
Please see Endnotes and Glossary of Indices for additional information.

                                 NEUBERGER BERMAN FEBRUARY 28, 2007 (UNAUDITED)

high quality companies in economically sensitive sectors such as Materials, Industrials, Consumer Discretionary and Energy. Driven by ongoing strength in emerging market nations such as China and India and decent growth in Europe, international economic growth may be even better than domestic growth, making U.S. companies with big business footprints overseas especially attractive.

In closing, bucking today's conventional wisdom, mid-cap stocks continue to outperform large-caps. We can't predict how much longer mid-caps will excel, but we can promise you that we will strive to identify the best mid-sized companies trading at the most compelling valuations. If successful, we are confident that this will translate into attractive returns for Fund shareholders.

Sincerely,

/s/ S. Basu Mullick
                                S. BASU MULLICK
                               PORTFOLIO MANAGER


--------------------------------------------------------------------------------


PERFORMANCE HIGHLIGHTS
Neuberger Berman Regency Fund/1,9/

                           Inception Date    Six Month        Average Annual Total
                                          Period Ended        Return Ended 3/31/07
                                             2/28/2007 1 Year 5 Years Life of Fund
Investor Class/3a/             06/01/1999       13.55%  9.45%  12.74%       13.36%
Trust Class/3b,5/              06/10/1999       13.42%  9.33%  12.66%       13.30%
Russell Midcap(R) Value
 Index/2/                                       13.95% 17.13%  15.22%       12.44%
Russell Midcap(R) Index/2/                      13.50% 11.79%  12.91%       10.37%

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all dividends and capital gain distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, visit www.nb.com/performance.

Please see Endnotes and Glossary of Indices for additional information.

Industry Diversification
(% of Total Net Assets)

              Aerospace....................................   1.7%
              Auto Related.................................   2.5
              Banking & Financial..........................   2.6
              Business Services............................   1.0
              Coal.........................................   2.3
              Communications Equipment.....................   1.0
              Consumer Discretionary.......................   1.3
              Defense......................................   1.6
              Electric Utilities...........................   4.8
              Energy Services & Equipment..................   1.3
              Financial Services...........................   2.0
              Food & Beverage..............................   2.8
              Health Care..................................   3.1
              Home Builders................................  11.3
              Industrial...................................   3.9
              Insurance....................................   5.5
              Machinery & Equipment........................   4.1
              Manufacturing................................   2.5
              Metals.......................................   5.4
              Oil & Gas....................................   8.4
              Oil Services.................................   1.9
              Personal Products............................   1.1
              Pharmaceutical...............................   3.0
              Real Estate..................................   6.5
              Retail.......................................   4.0
              Semiconductors...............................   2.6
              Software.....................................   3.5
              Steel........................................   2.0
              Technology...................................   1.2
              Transportation...............................   1.5
              Utilities....................................   1.7
              Utilities, Electric & Gas....................   0.6
              Short-Term Investments.......................  18.6
              Liabilities, less cash, receivables and other
               assets...................................... (17.3)

Socially Responsive Fund Portfolio Commentary

Neuberger Berman Socially Responsive Fund performed well in the six months ended February 28, 2007, beating its S&P 500 Index benchmark. The Fund also has a modest lead over the index for the past 12 months.

Media and automotive industry holdings in the Consumer Discretionary sector contributed significantly to the Fund's performance over the reporting period, with international cable television operator Liberty Global, Liberty Media Holding Interactive (the owner of the QVC channel), auto parts company BorgWarner, and Toyota Motor posting impressive gains. Led by Bank of New York, leading investment banker Goldman Sachs, and property and casualty insurance broker Willis Group, investments in Financials also buoyed returns.

Doubts about the durability of growth in the Information Technology sector and lingering fears of excess inventories were reflected in the disappointing performance of National Instruments and Texas Instruments. We maintain positions in both companies, as they continue to enjoy competitive advantages in their respective businesses. An inventory build-up due to unseasonably mild weather early in this heating season weighed on natural gas related equities like BP and Newfield Exploration. We believe that fundamentals for natural gas are likely to be robust over the next several years, notwithstanding unusual weather effects. Lastly, company specific concerns for pharmaceuticals company Novartis, publisher E.W. Scripps, and managed-care leader UnitedHealth Group negatively affected relative portfolio performance. We are aware of the issues that undermined these stocks' performance over the last six months, but remain positive on the longer term business outlook for each of these companies.

As socially responsive investors, we are committed to companies whose managements are mindful of the impact of their businesses on the community, environment and employees, as well as shareholders. We believe that in today's economy, failure to assess the impact of business actions on all of a corporation's constituents ultimately comes at an economic cost to the company and its shareholders. Consequently, we believe that good corporate citizenship is good business.

We are also mindful of our responsibility to Fund shareholders to maintain a portfolio capable of delivering attractive long-term investment returns. To achieve this goal, our research is geared toward identifying high-quality, financially strong companies with above market-average earnings and cash-flow growth prospects. We are valuation sensitive investors who prefer to buy such companies when the market, typically on short-term concerns, is not adequately valuing their growth prospects. We are often inclined to take profits in existing holdings when strong performance may have stretched valuation, thereby increasing risk. For example, with the exceptionally strong performance of the Fund's Energy and real estate investment trust (REIT) holdings from 2001 through 2004, our initial earnings expectations were largely met and valuations had reached levels that suggested better prospects elsewhere. So we began taking profits in these top-performing groups and investing the proceeds in what we believe are high-quality growing companies in media, technology and financial industries whose shares had underperformed. Admittedly, our early exit from Energy and REITs penalized relative performance as these stocks continued to be key drivers of market returns through 2006. However, it was intended to serve two important functions -- reducing portfolio risk and repositioning the Fund in quality companies with above market-average growth prospects and discounted valuations.

Looking ahead, we believe that economic growth is likely to slow as global monetary authorities continue to withdraw excess liquidity from the financial system through higher short-term interest rates

The risks involved in seeking capital appreciation from investments in mid- to large-cap stocks that meet the Fund's financial criteria and social policy are set forth in the prospectus and statement of additional information. Mid-capitalization stocks are more vulnerable to financial risks and other risks than larger stocks. They are generally less liquid than larger stocks, so their market prices tend to be more volatile. Large-cap stocks are subject to all the risks of stock market investing, including the risk that they may lose value.
The Fund's social policy could cause it to underperform similar funds that do not have a social policy. The composition, industries and holdings of the Fund are subject to change. Socially Responsive Fund is invested in a wide array of stocks and no single holding makes up a significant portion of the Fund's total assets.
Please see Endnotes and Glossary of Indices for additional information.

                                 NEUBERGER BERMAN FEBRUARY 28, 2007 (UNAUDITED)

and rising bank reserve requirements. If this continues, we would not be surprised to see greater financial market return volatility as risk premiums trend upward after several years of declines.

Looking past any such volatility, we think the longer-term outlook for stocks is reasonably good. The memory of the challenging financial markets of 2000-2002 heightened corporate managers' awareness that investment capital is a valuable resource to be invested wisely. Consequently, it appears that many U.S. corporate balance sheets are in good shape. This is, we believe, true for the companies we own, with an increasing likelihood of any excess capital being returned to common shareholders through growing dividends and share repurchases. We believe that our portfolio consists of financially strong, good corporate citizens that have above market-average earnings and cash-flow growth potential and is well positioned for the years ahead.

Sincerely,

/s/ Arthur Moretti

/s/ Ingrid S. Dyott
                      ARTHUR MORETTI AND INGRID S. DYOTT
                             PORTFOLIO CO-MANAGERS


--------------------------------------------------------------------------------



PERFORMANCE HIGHLIGHTS
Neuberger Berman Socially Responsive Fund/1,9/

                   Inception Date    Six Month    Average Annual Total
                                  Period Ended    Return Ended 3/31/07
                                     2/28/2007 1 Year 5 Years 10 Years
Investor Class/3a/     03/16/1994        9.35% 12.09%   9.91%    9.42%
Trust Class/3a,5/      03/03/1997        9.25% 11.89%   9.69%    9.21%
S&P 500 Index/2/                         8.93% 11.82%   6.26%    8.20%

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all dividends and capital gain distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, visit www.nb.com/performance.

Please see Endnotes and Glossary of Indices for additional information.

Industry Diversification
(% of Total Net Assets)

              Automotive...................................  5.2%
              Banking & Financial..........................  8.0
              Biotechnology................................  0.5
              Business Services............................  2.8
              Cable Systems................................  8.2
              Consumer Discretionary.......................  2.0
              Consumer Staples.............................  1.2
              Energy.......................................  1.9
              Financial Services...........................  7.2
              Health Products & Services...................  4.0
              Industrial...................................  7.7
              Insurance....................................  5.4
              Life Science Tools & Supplies................  2.1
              Media........................................  7.1
              Oil & Gas....................................  3.4
              Pharmaceutical...............................  6.9
              Technology...................................  3.4
              Technology--Semiconductor.................... 10.1
              Technology--Semiconductor Capital
               Equipment...................................  3.4
              Transportation...............................  2.6
              Utilities....................................  4.1
              Short-Term Investments.......................  3.4
              Repurchase Agreements........................  2.9
              Liabilities, less cash, receivables and other
               assets...................................... (3.5)

Endnotes

               1. "Total Return" includes reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on the investment both will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

               2. Please see "Glossary of Indices" on the following page for a description of indices. Please note that indices do not take into account any fees and expenses or tax consequences of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by Neuberger Berman Management Inc. ("Management") and include reinvestment of all dividends and capital gain distributions. The Fund may invest in securities not included in the described indices.

               3. Expense Caps or Waivers: Absent these arrangements, which are subject to change, the total returns for these periods would have been less. Please see the notes to the financial statements for specific information regarding which funds and which classes currently have a portion of their operating expenses absorbed by Management.

                    a. Management previously absorbed or waived certain operating expenses prior to the reporting period.

                    b. Management absorbed certain operating expenses during the reporting period.

               4. These dates reflect when Management first became investment advisor to these Funds.

               5. Performance shown prior to August 1993 for the Trust Class of Focus, Genesis, Guardian, Manhattan and Partners Funds (prior to March 1997 for Socially Responsive Fund; June 1998 for International Fund; November 1998 for Millennium Fund; June 1999 for Regency Fund) is of the Investor Class, which has lower expenses and typically higher returns than the Trust Class.

               6. Performance for the Advisor Class for Focus, Guardian and Manhattan Funds shown prior to September 1996; prior to August 1996 for Partners Fund, April 1997 for Genesis Fund; May 2002 for Fasciano Fund and Millennium Fund is of the Investor Class, which has lower expenses and typically higher returns than the Advisor Class.

               7. Management first became investment advisor of the Fasciano Fund after the close of business on March 23, 2001. This fund is the successor to Fasciano Fund, Inc. The total return data shown through March 23, 2001, are those of its predecessor, Fasciano Fund, Inc.

               8. Performance shown prior to July 1999 for the Institutional Class of Genesis Fund and prior to June 2006 for the Institutional Class of Partners Fund is that of the Investor Class. Performance shown prior to October 2006 for the Institutional Class of International Large Cap Fund is that of the Trust Class. The Investor Class and Trust Class have higher expenses and typically lower returns than the Institutional Class.

               9. The investments for the Fund are managed by the same portfolio manager(s) who manage one or more other mutual funds that have similar names, investment objectives, and investment styles as the Fund. You should be aware that the Fund is likely to differ from the other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance can be expected to vary from those of the other mutual funds.

              10. As of April 2, 2001, the Fund changed its investment policy to become "non-diversified" under the Investment Company Act of 1940. As a result, the Fund can invest a greater percentage of assets in any single security. This practice could increase the risk of investing in the Fund because it may own fewer securities. The Fund's name prior to January 1, 1995, was Neuberger&Berman Selected Sectors Fund. While the Fund's value-oriented approach is intended to limit risks, the Fund, with its concentration in sectors, may be more affected by any single economic, political or regulatory development than a more diversified mutual fund.

              11. The Fund was relatively small during the period shown. The same techniques used to produce returns in a small fund may not work to produce similar returns in a larger fund.

For more complete information on any of the Neuberger Berman Equity Funds, call Neuberger Berman Management Inc. at (800) 877-9700, or visit our website at www.nb.com.

                                 NEUBERGER BERMAN FEBRUARY 28, 2007 (UNAUDITED)

Glossary of Indices

                 S&P 500 Index: The S&P 500 Index is widely regarded as the standard for measuring the performance of large-cap stocks traded on U.S. markets and includes a representative sample of leading companies in leading industries.

         Russell 1000(R) Index: Measures the performance of the 1,000 largest companies in the Russell 3000(R) Index (which measures the performance of the 3,000 largest
                                U.S. companies based on total market
                                capitalization). The Russell 1000 Index
                                represents approximately 92% of the total market capitalization of the Russell 3000 Index.

   Russell 1000(R) Value Index: Measures the performance of those Russell
                                1000(R) Index companies with lower
                                price-to-book ratios and lower forecasted growth rates.

  Russell 1000(R) Growth Index: Measures the performance of those Russell
                                1000(R) Index companies with higher
                                price-to-book ratios and higher forecasted growth rates.

         Russell 2000(R) Index: An unmanaged index consisting of securities of the 2,000 issuers having the smallest
                                capitalization in the Russell 3000(R) Index, representing approximately 8% of the Russell
                                3000 Index total market capitalization. As of the latest reconstitution, the smallest company's market capitalization was approximately $218 million.

  Russell 2000(R) Growth Index: Measures the performance of those Russell
                                2000(R) Index companies with higher
                                price-to-book ratios and higher forecasted growth rates.

   Russell 2000(R) Value Index: Measures the performance of those Russell
                                2000(R) Index companies with lower
                                price-to-book ratios and lower forecasted growth rates.

  Russell 3000(R) Growth Index: The Russell 3000(R) Growth Index measures the performance of those Russell 3000(R) Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000(R) Growth or the Russell 2000(R)
                                Growth indexes. The Russell 3000 Index measures the performance of the 3,000 largest U.S.
                                companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. As of the latest reconstitution, the average market capitalization was approximately $5.1 billion;
                                the median market capitalization was
                                approximately $1.09 billion. The index had a total market capitalization range of approximately $368.5 billion to $218.4 million.

                 EAFE(R) Index: Also known as the Morgan Stanley Capital
                                International Europe, Australasia, Far East
                                Index. An unmanaged index of over 1,000 foreign stock prices. The index is translated into U.S.
                                dollars and includes reinvestment of all dividends and capital gain distributions.

       Russell Midcap(R) Index: Measures the 800 smallest companies in the
                                Russell 1000(R) Index.

Russell Midcap(R) Growth Index: An unmanaged index that measures the performance of those Russell Midcap(R) Index
                                (the 800 smallest companies in the Russell
                                1000(R) Index) companies with higher
                                price-to-book ratios and higher forecasted growth values.

 Russell Midcap(R) Value Index: An unmanaged index that measures the performance of those Russell Midcap(R) Index
                                (the 800 smallest companies in the Russell
                                1000(R) Index) companies with lower
                                price-to-book ratios and lower forecasted growth values.

FTSE NAREIT Equity REITs Index: The FTSE NAREIT Equity REITs Index tracks the performance of all Equity REITs currently listed on the New York Stock Exchange, the NASDAQ National Market System and the American
                                Stock Exchange. REITs are classified as Equity if 75% or more of their gross invested book assets are invested directly or indirectly in equity of commercial properties.

Please note that indices do not take into account any fees and expenses or any tax consequences of investing in the individual securities that they track and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by Neuberger Berman Management Inc. and include reinvestment of all dividends and capital gain distributions. The Funds may invest in securities not included in the above-described indices.

Information About Your Fund's Expenses

These tables are designed to provide information regarding costs related to your investments. All mutual funds incur operating expenses, which include management fees, fees for administrative services and costs of shareholder reports, among others. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended February 28, 2007 and held for the entire period. The tables illustrate the fund's costs in two ways:

             Actual Expenses and Performance: The first section of the table provides information about actual account values and
                                              actual expenses in dollars, based on the fund's
                                              actual performance during the period. You may
                                              use the information in this line, together with
                                              the amount you invested, to estimate the
                                              expenses you paid over the period. Simply
                                              divide your account value by $1,000 (for
                                              example, an $8,600 account value divided by
                                              $1,000 = 8.6), then multiply the result by the
                                              number in the first section of the table under
                                              the heading entitled "Expenses Paid During the
                                              Period" to estimate the expenses you paid over
                                              the period.

Hypothetical Example for Comparison Purposes: The second section of the table provides information about hypothetical account values
                                              and hypothetical expenses based on the fund's
                                              actual expense ratio and an assumed rate of
                                              return at 5% per year before expenses. This
                                              return is not the fund's actual return. The
                                              hypothetical account values and expenses may
                                              not be used to estimate the actual ending
                                              account balance or expenses you paid for the
                                              period. You may use this information to compare
                                              the ongoing costs of investing in these funds
                                              versus other funds. To do so, compare the
                                              expenses shown in this 5% hypothetical example
                                              with the 5% hypothetical examples that appear
                                              in the shareholder reports of other funds.

Please note that the expenses in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                 NEUBERGER BERMAN FEBRUARY 28, 2007 (UNAUDITED)

Expense Information As of 2/28/07 (Unaudited)

Neuberger Berman All Cap Growth Fund

                                                   Expenses
                           Beginning    Ending  Paid During
                             Account   Account the Period**
                               Value     Value       9/5/06 Expense
            Actual            9/5/06   2/28/07     -2/28/07   Ratio
            --------------------------------------------------------
            Investor Class $1,000.00 $1,128.80        $5.59    1.08%

            Hypothetical (5% annual
            return before expenses)***
            --------------------------------------------------------
            Investor Class $1,000.00 $1,018.99        $5.31

Neuberger Berman Century Fund

                                                  Expenses
                           Beginning    Ending Paid During
                             Account   Account the Period*
                               Value     Value      9/1/06 Expense
            Actual            9/1/06   2/28/07    -2/28/07   Ratio
            -------------------------------------------------------
            Investor Class $1,000.00 $1,058.30       $7.65    1.50%

            Hypothetical (5% annual
            return before expenses)***
            -------------------------------------------------------
            Investor Class $1,000.00 $1,017.36       $7.50

Neuberger Berman Fasciano Fund

                                                  Expenses
                           Beginning    Ending Paid During
                             Account   Account the Period*
                               Value     Value      9/1/06 Expense
            Actual            9/1/06   2/28/07    -2/28/07   Ratio
            -------------------------------------------------------
            Investor Class $1,000.00 $1,071.20       $6.41    1.25%
            Advisor Class  $1,000.00 $1,069.90       $7.68    1.50%

            Hypothetical (5% annual
            return before expenses)***
            -------------------------------------------------------
            Investor Class $1,000.00 $1,018.61       $6.24
            Advisor Class  $1,000.00 $1,017.37       $7.49

Neuberger Berman Focus Fund

                                                  Expenses
                           Beginning    Ending Paid During
                             Account   Account the Period*
                               Value     Value      9/1/06 Expense
            Actual            9/1/06   2/28/07    -2/28/07   Ratio
            -------------------------------------------------------
            Investor Class $1,000.00 $1,053.00       $4.41     .87%
            Trust Class    $1,000.00 $1,051.70       $5.43    1.07%
            Advisor Class  $1,000.00 $1,050.50       $6.47    1.27%

            Hypothetical (5% annual
            return before expenses)***
            -------------------------------------------------------
            Investor Class $1,000.00 $1,020.50       $4.34
            Trust Class    $1,000.00 $1,019.50       $5.35
            Advisor Class  $1,000.00 $1,018.48       $6.37

Neuberger Berman Genesis Fund

                                                     Expenses
                              Beginning    Ending Paid During
                                Account   Account the Period*
                                  Value     Value      9/1/06 Expense
          Actual                 9/1/06   2/28/07    -2/28/07   Ratio
          ------------------------------------------------------------
          Investor Class      $1,000.00 $1,068.00       $5.27    1.03%
          Trust Class         $1,000.00 $1,067.80       $5.62    1.10%
          Advisor Class       $1,000.00 $1,066.70       $6.92    1.35%
          Institutional Class $1,000.00 $1,069.20       $4.35     .85%

          Hypothetical (5% annual
          return before expenses)***
          ------------------------------------------------------------
          Investor Class      $1,000.00 $1,019.70       $5.15
          Trust Class         $1,000.00 $1,019.36       $5.49
          Advisor Class       $1,000.00 $1,018.10       $6.76
          Institutional Class $1,000.00 $1,020.59       $4.25

Neuberger Berman Guardian Fund

                                                  Expenses
                           Beginning    Ending Paid During
                             Account   Account the Period*
                               Value     Value      9/1/06 Expense
            Actual            9/1/06   2/28/07    -2/28/07   Ratio
            -------------------------------------------------------
            Investor Class $1,000.00 $1,084.90       $4.51     .87%
            Trust Class    $1,000.00 $1,084.50       $5.42    1.05%
            Advisor Class  $1,000.00 $1,082.40       $7.73    1.50%

            Hypothetical (5% annual
            return before expenses)***
            -------------------------------------------------------
            Investor Class $1,000.00 $1,020.47       $4.37
            Trust Class    $1,000.00 $1,019.59       $5.25
            Advisor Class  $1,000.00 $1,017.37       $7.49


  * For each class of the fund, expenses are equal to the expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).
 ** Expenses are equal to the expense ratio for the class, multiplied by the average account value over the period, multiplied by 177/365 (to reflect the period shown of September 5, 2006 to February 28, 2007).
*** Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent period divided by 365.
**** Expenses are equal to the expense ratio for the class, multiplied by the average account value over the period, multiplied by 146/365 (to reflect the period shown of October 6, 2006 to February 28, 2007).

Expense Information As of 2/28/07 cont'd (Unaudited)


Neuberger Berman International Fund

                                                  Expenses
                           Beginning    Ending Paid During
                             Account   Account the Period*
                               Value     Value      9/1/06 Expense
            Actual            9/1/06   2/28/07    -2/28/07   Ratio
            -------------------------------------------------------
            Investor Class $1,000.00 $1,115.00       $6.63    1.26%
            Trust Class    $1,000.00 $1,114.20       $6.99    1.33%

            Hypothetical (5% annual
            return before expenses)***
            -------------------------------------------------------
            Investor Class $1,000.00 $1,018.52       $6.33
            Trust Class    $1,000.00 $1,018.19       $6.67

Neuberger Berman International Institutional Fund

                                                     Expenses
                              Beginning    Ending Paid During
                                Account   Account the Period*
                                  Value     Value      9/1/06 Expense
          Actual                 9/1/06   2/28/07    -2/28/07   Ratio
          ------------------------------------------------------------
          Institutional Class $1,000.00 $1,114.40       $4.51     .86%

          Hypothetical (5% annual
          return before expenses)***
          ------------------------------------------------------------
          Institutional Class $1,000.00 $1,020.53       $4.31

Neuberger Berman International Large Cap Fund

                                                       Expenses
                                Beginning    Ending Paid During
                                  Account   Account  the Period
                                    Value     Value      9/1/06 Expense
        Actual                     9/1/06   2/28/07    -2/28/07   Ratio
        ----------------------------------------------------------------
        Trust Class*            $1,000.00 $1,112.50       $6.52    1.25%
        Institutional Class**** $1,000.00 $1,114.60       $3.78     .89%

        Hypothetical (5% annual
        return before expenses)***
        ----------------------------------------------------------------
        Trust Class*            $1,000.00 $1,018.62       $6.23
        Institutional Class**** $1,000.00 $1,016.43       $3.60

Neuberger Berman Manhattan Fund

                                                  Expenses
                           Beginning    Ending Paid During
                             Account   Account the Period*
                               Value     Value      9/1/06 Expense
            Actual            9/1/06   2/28/07    -2/28/07   Ratio
            -------------------------------------------------------
            Investor Class $1,000.00 $1,153.00       $5.45    1.02%
            Trust Class    $1,000.00 $1,150.80       $7.18    1.35%
            Advisor Class  $1,000.00 $1,150.50       $7.96    1.49%

            Hypothetical (5% annual
            return before expenses)***
            -------------------------------------------------------
            Investor Class $1,000.00 $1,019.73       $5.11
            Trust Class    $1,000.00 $1,018.12       $6.74
            Advisor Class  $1,000.00 $1,017.39       $7.47

Neuberger Berman Millennium Fund

                                                  Expenses
                           Beginning    Ending Paid During
                             Account   Account the Period*
                               Value     Value      9/1/06 Expense
            Actual            9/1/06   2/28/07    -2/28/07   Ratio
            -------------------------------------------------------
            Investor Class $1,000.00 $1,145.20       $6.80    1.28%
            Trust Class    $1,000.00 $1,144.10       $7.32    1.38%
            Advisor Class  $1,000.00 $1,143.60       $8.38    1.58%

            Hypothetical (5% annual
            return before expenses)***
            -------------------------------------------------------
            Investor Class $1,000.00 $1,018.46       $6.39
            Trust Class    $1,000.00 $1,017.96       $6.89
            Advisor Class  $1,000.00 $1,016.97       $7.89

Neuberger Berman Partners Fund

                                                       Expenses
                                Beginning    Ending Paid During
                                  Account   Account the Period*
                                    Value     Value      9/1/06 Expense
        Actual                     9/1/06   2/28/07    -2/28/07   Ratio
        ----------------------------------------------------------------
        Investor Class          $1,000.00 $1,110.90       $4.22     .81%
        Trust Class             $1,000.00 $1,109.50       $5.20     .99%
        Advisor Class           $1,000.00 $1,109.10       $5.98    1.14%
        Institutional Class**** $1,000.00 $1,111.50       $3.48     .66%

        Hypothetical (5% annual
        return before expenses)***
        ----------------------------------------------------------------
        Investor Class          $1,000.00 $1,020.80       $4.04
        Trust Class             $1,000.00 $1,019.87       $4.98
        Advisor Class           $1,000.00 $1,019.12       $5.73
        Institutional Class**** $1,000.00 $1,021.50       $3.33


  * For each class of the fund, expenses are equal to the expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).
 ** Expenses are equal to the expense ratio for the class, multiplied by the average account value over the period, multiplied by 177/365 (to reflect the period shown of September 5, 2006 to February 28, 2007).
*** Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent period divided by 365.
**** Expenses are equal to the expense ratio for the class, multiplied by the average account value over the period, multiplied by 146/365 (to reflect the period shown of October 6, 2006 to February 28, 2007).

                                 NEUBERGER BERMAN FEBRUARY 28, 2007 (UNAUDITED)

Expense Information As of 2/28/07 cont'd (Unaudited)


Neuberger Berman Real Estate Fund

                                                 Expenses
                          Beginning    Ending Paid During
                            Account   Account the Period*
                              Value     Value      9/1/06 Expense
              Actual         9/1/06   2/28/07    -2/28/07   Ratio
              ----------------------------------------------------
              Trust Class $1,000.00 $1,176.20       $5.28     .98%

              Hypothetical (5% annual
              return before expenses)***
              ----------------------------------------------------
              Trust Class $1,000.00 $1,019.94       $4.90

Neuberger Berman Regency Fund

                                                  Expenses
                           Beginning    Ending Paid During
                             Account   Account the Period*
                               Value     Value      9/1/06 Expense
            Actual            9/1/06   2/28/07    -2/28/07   Ratio
            -------------------------------------------------------
            Investor Class $1,000.00 $1,135.50       $5.73    1.08%
            Trust Class    $1,000.00 $1,134.20       $6.55    1.24%

            Hypothetical (5% annual
            return before expenses)***
            -------------------------------------------------------
            Investor Class $1,000.00 $1,019.43       $5.42
            Trust Class    $1,000.00 $1,018.66       $6.19

Neuberger Berman Socially Responsive Fund

                                                  Expenses
                           Beginning    Ending Paid During
                             Account   Account the Period*
                               Value     Value      9/1/06 Expanse
            Actual            9/1/06   2/28/07    -2/28/07   Ratio
            -------------------------------------------------------
            Investor Class $1,000.00 $1,093.50       $4.77     .92%
            Trust Class    $1,000.00 $1,092.50       $5.73    1.11%

            Hypothetical (5% annual
            return before expenses)***
            -------------------------------------------------------
            Investor Class $1,000.00 $1,020.23       $4.61
            Trust Class    $1,000.00 $1,019.31       $5.53

 * For each class of the fund, expenses are equal to the expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).
** Expenses are equal to the expense ratio for the class, multiplied by the average account value over the period, multiplied by 177/365 (to reflect the period shown of September 5, 2006 to February 28, 2007).
*** Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent period divided by 365.
**** Expenses are equal to the expense ratio for the class, multiplied by the average account value over the period, multiplied by 146/365 (to reflect the period shown of October 6, 2006 to February 28, 2007).

Schedule of Investments All Cap Growth Fund

--------------------------------------------------------------------------------

                            Top Ten Equity Holdings

                                 Holding         %

                              1  Leap Wireless
                                 International 4.5

                              2  ALLTEL Corp.  4.3

                              3  Valero Energy 4.0

                              4  Celgene Corp. 3.9

                              5  Precision
                                 Castparts     3.5

                              6  Trimble
                                 Navigation    3.0

                              7  Chicago
                                 Mercantile
                                 Exchange      2.6

                              8  Cytyc Corp.   2.4

                              9  Nuveen
                                 Investments   2.4

                             10  Geo Group     2.2

--------------------------------------------------------------------------------

             Number of Shares                      Market Value/+/
                                                   (000's omitted)

             Common Stocks (97.9%)

             Aerospace (4.9%)
             3,000 BE Aerospace                        $   91*
             2,400 Precision Castparts                    218
                                                       ------
                                                          309

             Basic Materials (1.9%)
             2,300 Monsanto Co.                           121

             Biotechnology (3.9%)
             4,600 Celgene Corp.                          245*

             Business Services (12.1%)
             2,000 Alliance Data Systems                  120*
             1,600 CB Richard Ellis Group                  53*
             1,100 Corporate Executive Board               86
             3,000 Geo Group                              140*
             1,800 Huron Consulting Group                 114*
             3,000 PeopleSupport Inc.                      63*
             7,000 Trimble Navigation                     185*
                                                       ------
                                                          761

             Communications Equipment (3.4%)
             3,000 NICE-Systems ADR                       102*
             4,000 SBA Communications                     108*
                                                       ------
                                                          210

             Consumer Staples (1.7%)
             2,000 Chattem Inc.                           107*

             Energy (4.0%)
             4,300 Valero Energy                          248

             Financial Services (5.0%)
               300 Chicago Mercantile Exchange            162
             3,100 Nuveen Investments                     151
                                                       ------
                                                          313

             Health Care (6.5%)
             2,500 Allscripts Healthcare Solutions         68*
             5,000 Cytyc Corp.                            151*
             3,900 Immucor, Inc.                          116*
             1,800 Integra LifeSciences Holdings           76*
                                                       ------
                                                          411

             Household & Personal Products (1.9%)
             1,900 Procter & Gamble                       121

             Industrial (2.1%)
             1,200 Deere & Co.                            130

             Internet (3.7%)
               300 Google Inc. Class A                    135*
             3,700 ValueClick, Inc.                        98*
                                                       ------
                                                          233

             Leisure (9.3%)
             2,200 Gaylord Entertainment                  119*

             Number of Shares                       Market Value/+/
                                                    (000's omitted)
               1,900 Marriott International             $   91
               2,500 Orient-Express Hotel                  129
               2,700 Steiner Leisure                       122*
               2,400 Vail Resorts                          125*
                                                        ------
                                                           586

             Media (3.5%)
               4,350 Comcast Corp. Class A                 112*
               1,700 Lamar Advertising                     109*
                                                        ------
                                                           221

             Retail (7.3%)
               2,700 Coach, Inc.                           127*
               1,800 GameStop Corp. Class A                 94*
               2,200 Nordstrom, Inc.                       117
               2,700 Walgreen Co.                          121
                                                        ------
                                                           459

             Semiconductors (1.9%)
               2,500 Varian Semiconductor
                      Equipment                            119*

             Software (6.6%)
               2,600 Advent Software                        94*
               2,500 Kenexa Corp.                           84*
               7,200 Oracle Corp.                          118*
               3,600 THQ Inc.                              116*
                                                        ------
                                                           412

             Technology (5.7%)
               1,500 Apple, Inc.                           127*
               1,400 Cognizant Technology Solutions        126*
               2,700 Network Appliance                     105*
                                                        ------
                                                           358

             Telecommunications (11.0%)
               4,500 ALLTEL Corp.                          273
               4,200 Leap Wireless International           284*
               1,900 NII Holdings                          134*
                                                        ------
                                                           691

             Transportation (1.5%)
               1,800 C.H. Robinson Worldwide                92

             Total Common Stocks
             (Cost $5,732)                               6,147
                                                        ------

             Short-Term Investments (2.8%)
             173,815 Neuberger Berman Prime
                      Money Fund Trust Class
                      (Cost $174)                          174#@
                                                        ------

             Total Investments (100.7%)
             (Cost $5,906)                               6,321##
             Liabilities, less cash,
              receivables and other assets
              [(0.7%)]                                     (45)
                                                        ------

             Total Net Assets (100.0%)                  $6,276
                                                        ------

See Notes to Schedule of Investments

                                 NEUBERGER BERMAN FEBRUARY 28, 2007 (UNAUDITED)

Schedule of Investments Century Fund

--------------------------------------------------------------------------------

                            Top Ten Equity Holdings

                                Holding            %

                             1  Microsoft Corp.  3.4

                             2  General Electric 2.8

                             3  Johnson &
                                Johnson          2.6

                             4  ALLTEL Corp.     2.6

                             5  Deere & Co.      2.3

                             6  Cisco Systems    2.3

                             7  Intel Corp.      2.1

                             8  Procter &
                                Gamble           2.1

                             9  Emerson Electric 2.1

                            10  Walgreen Co.     2.1

--------------------------------------------------------------------------------

                Number of Shares                Market Value/+/
                                                (000's omitted)

                Common Stocks (99.9%)

                Basic Materials (3.2%)
                3,000 Airgas, Inc.                  $   124
                3,800 Monsanto Co.                      200
                                                    -------
                                                        324

                Biotechnology (4.4%)
                2,800 Amgen Inc.                        180*
                1,900 Celgene Corp.                     101*
                2,000 Genentech, Inc.                   169*
                                                    -------
                                                        450

                Business Services--IT Business
                Services (2.6%)
                1,800 Accenture Ltd.                     64
                2,200 Automatic Data Processing         110
                3,500 First Data                         89
                                                    -------
                                                        263

                Coal (0.9%)
                2,200 Peabody Energy                     89

                Communications Equipment (2.7%)
                3,200 Avaya Inc.                         39*
                9,025 Cisco Systems                     234*
                                                    -------
                                                        273

                Consumer Products & Services (1.1%)
                3,700 Newell Rubbermaid                 113

                Consumer Staples (2.1%)
                3,400 Procter & Gamble                  216

                Diversified (2.0%)
                4,500 Honeywell International           209

                Electronics (2.1%)
                5,000 Emerson Electric                  215

                Financial Services (6.3%)
                3,100 American Express                  177
                7,300 Charles Schwab                    135
                2,500 Citigroup Inc.                    126
                2,100 Mellon Financial                   91
                3,400 U.S. Bancorp                      121
                                                    -------
                                                        650

                Food & Beverage (3.1%)
                3,200 Coca-Cola                         150
                2,600 PepsiCo, Inc.                     164
                                                    -------
                                                        314

                Hardware (1.2%)
                1,300 IBM                               121

                Health Products & Services (4.1%)
                3,600 Baxter International              180

                Number of Shares                 Market Value/+/
                                                 (000's omitted)
                3,600 DENTSPLY International         $   113
                4,500 IMS Health                         130
                                                     -------
                                                         423

                Industrial (8.1%)
                1,400 Caterpillar Inc.                    90
                2,200 Deere & Co.                        239
                2,700 Fastenal Co.                        95
                1,600 Fluor Corp.                        135
                1,700 Rockwell Automation                106
                2,100 W.W. Grainger                      162
                                                     -------
                                                         827

                Internet (1.3%)
                  300 Google Inc. Class A                135*

                Leisure (3.7%)
                3,500 Marriott International             168
                2,100 Orient-Express Hotel               108
                2,200 Steiner Leisure                    100*
                                                     -------
                                                         376

                Manufacturing (2.8%)
                8,100 General Electric                   283

                Media (3.6%)
                7,800 Comcast Corp. Class A              201*
                2,500 Lamar Advertising                  160*
                                                     -------
                                                         361

                Oil & Gas (6.2%)
                2,300 Canadian Natural Resources         116
                  700 EOG Resources                       47
                2,300 Exxon Mobil                        165
                1,100 GlobalSantaFe Corp.                 63
                2,200 Valero Energy                      127
                4,400 Williams Cos.                      119
                                                     -------
                                                         637

                Oil Services (1.1%)
                1,800 Schlumberger Ltd.                  113

                Pharmaceutical (7.0%)
                3,000 Eli Lilly                          158
                4,254 Johnson & Johnson                  268
                5,900 Schering-Plough                    138
                3,000 Wyeth                              147
                                                     -------
                                                         711

                Retail (5.4%)
                1,200 Coach, Inc.                         57*
                2,100 Kohl's Corp.                       145*
                5,250 Staples, Inc.                      136
                4,800 Walgreen Co.                       215
                                                     -------
                                                         553

Schedule of Investments Century Fund cont'd

             Number of Shares                      Market Value/+/
                                                   (000's omitted)

             Semiconductors (4.9%)
              2,800 Applied Materials                  $    52
             11,000 Intel Corp.                            219
              1,300 KLA-Tencor                              67
              5,300 Texas Instruments                      164
                                                       -------
                                                           502

             Software (7.9%)
              2,400 Adobe Systems                           94*
                800 Advent Software                         29*
              1,900 Autodesk, Inc.                          78*
              1,500 Electronic Arts                         76*
             12,300 Microsoft Corp.                        346
              9,500 Oracle Corp.                           156*
                900 THQ Inc.                                29*
                                                       -------
                                                           808

             Technology (5.2%)
              1,000 Akamai Technologies                     52*
              1,300 Apple, Inc.                            110*
                900 Cognizant Technology Solutions          81*
              3,400 Corning Inc.                            70*
              4,200 Electronic Data Systems                118
              1,400 Network Appliance                       54*
              1,200 VeriFone Holdings                       47*
                                                       -------
                                                           532

                 Number of Shares               Market Value/+/
                                                (000's omitted)

                 Telecommunications (5.1%)
                  4,300 ALLTEL Corp.                $   260
                  2,600 American Tower                  101*
                  3,900 QUALCOMM Inc.                   157
                                                    -------
                                                        518

                 Tobacco (1.8%)
                  2,200 Altria Group                    185

                 Total Common Stocks
                 (Cost $8,939)                       10,201
                                                    -------

                 Short-Term Investments (0.2%)
                 16,898 Neuberger Berman Prime
                         Money Fund Trust Class
                         (Cost $17)                      17#@
                                                    -------

                 Total Investments (100.1%)
                 (Cost $8,956)                       10,218##
                 Liabilities, less cash,
                  receivables and other assets
                  [(0.1%)]                              (13)
                                                    -------

                 Total Net Assets (100.0%)          $10,205
                                                    -------

See Notes to Schedule of Investments

                                 NEUBERGER BERMAN FEBRUARY 28, 2007 (UNAUDITED)

Schedule of Investments Fasciano Fund

--------------------------------------------------------------------------------

                            Top Ten Equity Holdings

                                 Holding          %

                              1  Bucyrus
                                 International  2.9

                              2  IDEX Corp.     2.7

                              3  TETRA
                                 Technologies   2.5

                              4  Wintrust
                                 Financial      2.4

                              5  Rollins, Inc.  2.3

                              6  Meredith Corp. 2.3

                              7  Middleby Corp. 2.2

                              8  Actuant Corp.  2.0

                              9  j2 Global
                                 Communications 2.0

                             10  Ritchie Bros.
                                 Auctioneers    1.9

--------------------------------------------------------------------------------

               Number of Shares                  Market Value/+/
                                                 (000's omitted)

               Common Stocks (95.7%)

               Banking (1.1%)
               246,200 Texas Capital Bancshares     $  4,956*

               Banking & Financial (4.5%)
               167,386 Boston Private Financial
                        Holdings                       4,829
               291,200 Wilshire Bancorp                4,962/E/
               242,432 Wintrust Financial             11,113
                                                    --------
                                                      20,904

               Basic Materials (1.2%)
               201,900 AMCOL International             5,724/E/

               Biotechnology (0.9%)
                77,500 Techne Corp.                    4,365*

               Building, Construction & Furnishing (0.8%)
                64,300 NCI Building Systems            3,591*/E/

               Business Services (9.5%)
                64,100 Advisory Board                  3,334*
               300,500 Korn/Ferry International        6,936*
               343,200 Navigant Consulting             6,648*
               156,120 Ritchie Bros. Auctioneers       8,963
               458,635 Rollins, Inc.                  10,549/E/
               158,600 Watson Wyatt Worldwide
                        Class A                        7,624
                                                    --------
                                                      44,054

               Chemicals (1.8%)
               307,500 Rockwood Holdings               8,379*

               Consumer Discretionary (1.7%)
                98,222 Monro Muffler Brake             3,572
               109,238 RC2 Corp.                       4,317*
                                                    --------
                                                       7,889

               Consumer Products & Services (1.3%)
               107,100 Central Garden & Pet            1,494*/E/
               214,300 Central Garden & Pet
                        Class A                        3,004*/E/
                47,704 Tootsie Roll Industries         1,442
                                                    --------
                                                       5,940

               Defense (1.4%)
               271,100 ARGON ST                        6,569*/E/

               Distributor (5.6%)
               215,800 Houston Wire & Cable            5,345*/E/
               314,600 Interline Brands                6,657*
               145,800 MSC Industrial Direct           6,290
               267,467 ScanSource, Inc.                7,398*/E/
                                                    --------
                                                      25,690

               Electrical & Electronics (0.9%)
               225,800 LoJack Corp.                    4,299*

               Number of Shares                   Market Value/+/
                                                  (000's omitted)

               Entertainment (1.7%)
               148,800 International Speedway        $  7,916

               Filters (1.6%)
               240,600 CLARCOR Inc.                     7,456/E/

               Financial Services (3.5%)
                66,800 FactSet Research Systems         4,066/E/
               240,400 Financial Federal                6,512/E/
                67,900 ITLA Capital                     3,505
               192,600 W.P. Stewart & Co.               2,132/E/
                                                     --------
                                                       16,215

               Health Products & Services (11.2%)
               160,700 Computer Programs and
                        Systems                         4,625
                74,100 Haemonetics Corp.                3,335*
               105,200 Healthcare Services Group        2,950
               179,200 Healthspring, Inc.               3,787*
                61,600 ICU Medical                      2,406*/E/
               360,500 K-V Pharmaceutical               8,886*/E/
                98,100 LCA-Vision                       4,277/E/
               147,900 MWI Veterinary Supply            4,589*
                78,900 Owens & Minor                    2,601
               293,900 STERIS Corp.                     7,612
               258,263 Young Innovations                6,596
                                                     --------
                                                       51,664

               Industrial & Commercial Products (4.2%)
               177,700 Actuant Corp.                    9,276
                94,000 Middleby Corp.                  10,366*/E/
                                                     --------
                                                       19,642

               Insurance (3.5%)
               250,700 American Equity Investment
                        Life Holding                    3,324/E/
               334,600 Amerisafe Inc.                   6,184*
                95,600 Hilb Rogal and Hobbs             4,331
                72,300 Tower Group                      2,471
                                                     --------
                                                       16,310

               Internet (2.0%)
               380,700 j2 Global Communications         9,152*/E/

               Machinery & Equipment (7.4%)
               263,050 Bucyrus International           13,402/E/
               128,100 H&E Equipment Services           3,383*
               240,800 IDEX Corp.                      12,524
               110,200 Regal-Beloit                     4,986/E/
                                                     --------
                                                       34,295

               Manufacturing (2.7%)
               179,400 Drew Industries                  5,167*
               229,953 RBC Bearings                     7,503*
                                                     --------
                                                       12,670

Schedule of Investments Fasciano Fund cont'd

                Number of Shares                Market Value/+/
                                                (000's omitted)

                Materials (0.5%)
                 90,200 Spartech Corp.             $  2,389/E/

                Office (1.1%)
                237,500 Acco Brands                   5,173*

                Oil & Gas (2.2%)
                237,000 Berry Petroleum Class A       7,176/E/
                110,600 Comstock Resources            2,970*
                                                   --------
                                                     10,146

                Oil Services (5.3%)
                 72,900 Bristow Group                 2,672*/E/
                288,900 Cal Dive International        3,516*
                160,400 CARBO Ceramics                6,916/E/
                513,300 TETRA Technologies           11,411*
                                                   --------
                                                     24,515

                Publishing & Broadcasting (5.1%)
                183,890 Courier Corp.                 7,024
                457,200 Journal Communications        6,090
                179,200 Meredith Corp.               10,478
                                                   --------
                                                     23,592

                Restaurants (2.1%)
                171,000 Ruby Tuesday                  5,010
                266,200 Steak n Shake                 4,576*
                                                   --------
                                                      9,586

                Semiconductors (1.4%)
                193,600 Cabot Microelectronics        6,337*/E/

                Specialty Retail (1.5%)
                 77,400 Guitar Center                 3,391*/E/
                111,400 Hibbett Sports                3,473*
                                                   --------
                                                      6,864

                 Number of Shares               Market Value/+/
                                                (000's omitted)

                 Technology (3.0%)
                    137,000 Landauer, Inc.         $  6,969
                    313,890 Methode Electronics       3,393
                    345,300 Online Resources &
                             Communications           3,574*
                                                   --------
                                                     13,936

                 Transportation (3.5%)
                    283,293 Heartland Express         4,677/E/
                    159,100 Hub Group Class A         5,039*
                    147,300 Landstar System           6,583/E/
                                                   --------
                                                     16,299

                 Waste Management (1.5%)
                    154,800 Waste Connections         6,845*

                 Total Common Stocks
                 (Cost $335,014)                    443,362
                                                   --------

                 Short-Term Investments (25.9%)
                 25,168,305 Neuberger Berman
                             Prime Money Fund
                             Trust Class             25,168@
                 94,980,241 Neuberger Berman
                             Securities Lending
                             Quality Fund, LLC       94,980/++/
                                                   --------

                 Total Short-Term Investments
                 (Cost $120,148)                    120,148#
                                                   --------

                 Total Investments (121.6%)
                 (Cost $455,162)                    563,510##
                 Liabilities, less cash,
                  receivables and other assets
                  [(21.6%)]                         (99,975)
                                                   --------

                 Total Net Assets (100.0%)         $463,535
                                                   --------

See Notes to Schedule of Investments

                                 NEUBERGER BERMAN FEBRUARY 28, 2007 (UNAUDITED)

Schedule of Investments Focus Fund

--------------------------------------------------------------------------------

                            Top Ten Equity Holdings

                                Holding            %

                             1  International
                                Rectifier        8.1

                             2  Merrill Lynch    5.5

                             3  Microsoft Corp.  5.1

                             4  Capital One
                                Financial        4.8

                             5  American
                                Standard         4.7

                             6  Thermo Fisher
                                Scientific       4.6

                             7  Amdocs Ltd.      4.6

                             8  Nokia Corp. ADR  4.5

                             9  Citigroup Inc.   4.4

                            10  Canadian Natural
                                Resources        4.2

--------------------------------------------------------------------------------

              Number of Shares                     Market Value/+/
                                                   (000's omitted)

              Common Stocks (97.2%)

              Consumer Goods & Services (7.3%)
                556,900 ALLTEL Corp.                 $   33,743
                252,500 Constellation Brands, Inc.        5,934*
                381,800 PepsiCo, Inc.                    24,111
                479,366 Vertrue Inc.                     23,383*
                                                     ----------
                                                         87,171

              Defense & Aerospace (0.5%)
                 66,300 Textron, Inc.                     6,119

              Energy (6.4%)
                991,700 Canadian Natural
                         Resources                       49,882
                150,000 ConocoPhillips                    9,813
                595,900 Dresser-Rand Group               15,476*
                                                     ----------
                                                         75,171

              Financial Services (22.2%)
                350,000 American International
                         Group                           23,485
                844,500 Bank of America                  42,960
                730,600 Capital One Financial            56,314
              1,019,800 Citigroup Inc.                   51,398
                779,000 Merrill Lynch                    65,187
                379,900 UBS AG                           22,429
                                                     ----------
                                                        261,773

              Health Care (14.8%)
                400,000 Invitrogen Corp.                 25,300*
                877,300 Novartis AG ADR                  48,629
              1,200,000 Thermo Fisher
                         Scientific                      54,324*
                387,900 UnitedHealth Group               20,248
                531,400 Wyeth                            25,996
                                                     ----------
                                                        174,497

              Industrial (9.4%)
              1,038,200 American Standard                55,014
                215,700 Illinois Tool Works              11,152
              1,461,400 Tyco International               45,055
                                                     ----------
                                                        111,221

              Media & Entertainment (4.9%)
              1,494,600 Comcast Corp. Class A
                         Special                         38,038*
                520,500 Viacom Inc. Class B              20,320*
                                                     ----------
                                                         58,358

              Number of Shares                   Market Value/+/
                                                 (000's omitted)

              Retail (4.6%)
                 385,800 Home Depot                $   15,278
                 632,900 Select Comfort                11,727*/E/
                 974,400 TJX Cos.                      26,796
                                                   ----------
                                                       53,801

              Technology (27.1%)
                  11,600 Advanced Micro Devices           175*
               1,555,900 Amdocs Ltd.                   53,850*
                 500,000 Cisco Systems                 12,970*
                 521,200 Citrix Systems                16,782*
               2,226,300 International Rectifier       95,553*
                 299,400 Jabil Circuit                  8,000
               2,120,800 Microsoft Corp.               59,743
               2,440,600 Nokia Corp. ADR               53,278
                 229,100 QUALCOMM Inc.                  9,228
                 324,300 Texas Instruments             10,040
                                                   ----------
                                                      319,619

              Total Common Stocks
              (Cost $850,806)                       1,147,730
                                                   ----------

              Short-Term Investments (3.6%)
              26,534,899 Neuberger Berman
                          Prime Money Fund
                          Trust Class                  26,535@
              15,587,541 Neuberger Berman
                          Securities Lending
                          Quality Fund, LLC            15,588/++/
                                                   ----------

              Total Short-Term Investments
              (Cost $42,123)                           42,123#
                                                   ----------

              Total Investments (100.8%)
              (Cost $892,929)                       1,189,853##
              Liabilities, less cash,
               receivables and other assets
               [(0.8%)]                                (8,956)
                                                   ----------

              Total Net Assets (100.0%)            $1,180,897
                                                   ----------

See Notes to Schedule of Investments

Schedule of Investments Genesis Fund

--------------------------------------------------------------------------------

                            Top Ten Equity Holdings

                                Holding           %

                             1  Church & Dwight 3.1

                             2  AptarGroup Inc. 2.1

                             3  Henry Schein    1.9

                             4  Zebra
                                Technologies    1.8

                             5  Denbury
                                Resources       1.8

                             6  Alliant
                                Techsystems     1.7

                             7  CLARCOR Inc.    1.7

                             8  Pharmaceutical
                                Product
                                Development     1.6

                             9  DRS
                                Technologies    1.6

                            10  Joy Global      1.6

--------------------------------------------------------------------------------

           Number of Shares                           Market Value/+/
                                                      (000's omitted)

           Common Stocks (94.8%)

           Aerospace (0.7%)
           2,193,100        Curtiss-Wright              $    76,715

           Agriculture (0.6%)
           2,595,500        UAP Holding                      65,848^

           Automotive (0.8%)
           3,579,914        Gentex Corp.                     59,821
             614,434        Lithia Motors                    18,101
                                                        -----------
                                                             77,922

           Banking & Financial (5.4%)
           1,646,700        Bank of Hawaii                   85,167
           1,550,219        Bank of the Ozarks               46,584^
           1,130,794        BOK Financial                    56,687
           1,543,400        Cullen/Frost Bankers             83,467
           2,935,400        East West Bancorp               109,402
               3,100        Frontier Financial                   81
           1,210,108        Glacier Bancorp                  29,587
             380,200        Signature Bank                   11,680*
           1,112,643        Sterling Bancshares              12,862
           2,212,100        UCBH Holdings                    42,163
           1,513,322        Westamerica Bancorp              74,304
                                                        -----------
                                                            551,984

           Banks (0.2%)
           1,237,500        Oritani Financial                19,057*

           Building, Construction & Furnishing (1.0%)
           2,958,700        Simpson Manufacturing            98,288^

           Business Services (4.9%)
           1,984,567        Arbitron Inc.                    88,928^
           3,691,931        Copart, Inc.                    108,727*
           2,155,800        Harte-Hanks                      59,177
             163,319        Healthcare Services Group         4,580
           2,011,300        Ritchie Bros. Auctioneers       115,469^
             367,600        Rollins, Inc.                     8,455
           2,041,128        United Stationers               112,262*^
                                                        -----------
                                                            497,598

           Capital Equipment (3.2%)
           2,242,450        Bucyrus International           114,253^
           3,666,500        Joy Global                      162,572
             739,500        Terex Corp.                      48,689*
                                                        -----------
                                                            325,514

           Coal (0.6%)
           1,810,900        Foundation Coal Holdings         59,615

           Consumer Products & Services (5.9%)
           5,151,950        Alberto-Culver Co.              114,116^
             456,900        Central Garden & Pet              6,374*

             Number of Shares                     Market Value/+/
                                                  (000's omitted)
               914,400 Central Garden &
                        Pet Class A                 $    12,820*
             6,562,718 Church & Dwight                  314,682^
             3,745,600 Matthews International           149,861^
                                                    -----------
                                                        597,853

             Defense (5.7%)
             1,982,562 Alliant Techsystems              171,591*^
             1,321,800 CACI International                61,464*
             3,087,242 DRS Technologies                 163,593^
             2,252,700 ManTech International             77,605*^
             1,587,600 MTC Technologies                  33,514*^
               374,999 NCI, Inc. Class A                  6,304*^
               724,000 SI International                  20,286*^
             2,035,025 SRA International                 48,230*
                                                    -----------
                                                        582,587

             Diagnostic Equipment (2.7%)
             1,559,253 Biosite Inc.                      82,828*^
             4,430,000 Cytyc Corp.                      134,229*
             1,968,391 Immucor, Inc.                     58,540*
                                                    -----------
                                                        275,597

             Education (0.4%)
               368,211 Strayer Education                 43,408

             Electric Utilities (1.0%)
             1,460,517 NSTAR                             49,964
             1,813,700 PNM Resources                     55,427
                                                    -----------
                                                        105,391

             Filters (2.7%)
             5,484,022 CLARCOR Inc.                     169,950^
             2,831,700 Donaldson Co.                    101,545
                                                    -----------
                                                        271,495

             Financial Services (1.9%)
             2,298,500 Eaton Vance                       79,735
               766,200 FactSet Research Systems          46,631
               371,600 Interactive Data                   8,937
             1,250,200 Nuveen Investments                60,872
                                                    -----------
                                                        196,175

             Financial Technology (1.0%)
             2,737,137 Fair Isaac                       106,830

             Food Products (0.5%)
             1,169,916 J & J Snack Foods                 46,434^

             Health Care (12.3%)
             4,379,590 American Medical Systems
                        Holdings                         89,081*^
             1,425,500 Charles River Laboratories
                        International                    65,359*
             2,608,300 DENTSPLY International            82,266

                                 NEUBERGER BERMAN FEBRUARY 28, 2007 (UNAUDITED)

Schedule of Investments Genesis Fund cont'd

              Number of Shares                        Market Value/+/
                                                      (000's omitted)
              1,722,700    Haemonetics Corp.            $    77,521*^
              3,786,400    Henry Schein                     197,536*
              1,812,281    IDEXX Laboratories               156,182*^
                423,005    Integra LifeSciences
                            Holdings                         17,787*
              2,534,650    K-V Pharmaceutical                62,479*^
              2,203,700    Mentor Corp.                     105,800^
              3,989,100    Patterson Companies              133,156*
              3,700,456    Respironics, Inc.                151,608*^
                338,600    Surmodics, Inc.                   12,532*
              1,824,694    VCA Antech                        66,985*
              1,897,294    Wright Medical Group              42,405*^
                                                        -----------
                                                          1,260,697

              Health Products & Services (1.4%)
              2,830,368    Arrow International               94,450^
              1,249,600    ICU Medical                       48,809*^
                                                        -----------
                                                            143,259

              Heavy Industry (0.6%)
              2,172,300    Chicago Bridge & Iron             64,583

              Industrial & Commercial Products (4.6%)
              4,172,700    Brady Corp.                      136,614^
              2,203,832    Dionex Corp.                     135,800*^
              1,716,900    Roper Industries                  91,202
                865,300    Toro Co                           45,472
              2,336,360    Trimble Navigation                61,820*
                                                        -----------
                                                            470,908

              Industrial Goods & Services (0.2%)
                408,400    MSC Industrial Direct             17,618

              Industrial Machinery (0.7%)
              1,153,174    Rofin-Sinar Technologies          69,352*^

              Insurance (2.2%)
              1,436,400    Arthur J. Gallagher               41,124
              3,504,200    Brown & Brown                     98,643
                782,664    Erie Indemnity                    42,194
              1,366,200    HCC Insurance Holdings            42,830
                                                        -----------
                                                            224,791

              Machinery & Equipment (0.6%)
              1,082,200    A.S.V., Inc.                      16,882*
                330,300    Graco Inc.                        13,380
                743,800    Nordson Corp.                     36,283
                                                        -----------
                                                             66,545

              Manufacturing (0.1%)
                442,052    Drew Industries                   12,731*

              Medical Services (0.6%)
              2,616,418    AmSurg Corp.                      60,308*^

              Number of Shares                    Market Value/+/
                                                  (000's omitted)

              Metals (1.9%)
              4,902,700 Eldorado Gold               $    28,975*
              6,890,000 Ivanhoe Mines                    69,244*
              3,684,800 NovaGold Resources               61,057*
              1,146,180 Royal Gold, Inc.                 37,939
                                                    -----------
                                                        197,215

              Mining (1.2%)
              3,615,300 Compass Minerals
                         International                  118,112^

              Oil & Gas (12.1%)
                547,919 Arena Resources                  24,744*
              1,677,300 Cabot Oil & Gas                 113,318
              1,604,127 Carrizo Oil & Gas                49,375*^
              1,376,000 Comstock Resources               36,946*
              6,269,500 Denbury Resources               180,812*^
              3,630,100 Encore Acquisition               88,103*^
              3,639,200 EXCO Resources                   63,395*
                771,500 Highpine Oil & Gas               10,389*
              1,300,435 Hugoton Royalty Trust            31,666
              2,075,300 Petrobank Energy and
                         Resources                       41,467*
              2,606,830 Petrohawk Energy                 31,204*
              2,006,450 Quicksilver Resources            77,389*
              3,123,100 Southwestern Energy             121,801*
              2,930,000 St. Mary Land &
                         Exploration                    105,509^
                604,590 Swift Energy                     23,482*
              9,875,000 UTS Energy                       33,519*
              2,222,100 Western Oil Sands
                         Class A                         60,701*
              2,802,000 XTO Energy                      144,751
                                                    -----------
                                                      1,238,571

              Oil Services (5.4%)
              1,993,600 CARBO Ceramics                   85,964^
                150,000 Flint Energy Services             3,463/n/
              1,050,100 Flint Energy Services            24,241*
              4,451,840 Helix Energy Solutions
                         Group                          149,448*
                 24,442 Hydril                            2,326*
              2,012,789 National-Oilwell Varco          140,171*
              1,307,000 Oceaneering International        51,548*
              1,873,000 Unit Corp.                       91,683*
                                                    -----------
                                                        548,844

              Packing & Containers (2.1%)
              3,200,900 AptarGroup Inc.                 210,619^

              Pharmaceutical (1.8%)
                357,300 ICON PLC                         14,846*
              5,208,700 Pharmaceutical Product
                         Development                    165,584
                                                    -----------
                                                        180,430

Schedule of Investments Genesis Fund cont'd

             Number of Shares                      Market Value/+/
                                                   (000's omitted)

             Restaurants (0.7%)
             1,196,200 IHOP Corp.                    $    66,652^

             Retail (1.8%)
             2,113,449 Big 5 Sporting Goods               50,490^
             1,631,900 Hibbett Sports                     50,883*^
             5,954,284 Sally Beauty Holdings, Inc.        53,886*
               616,900 Tractor Supply                     31,567*
                                                     -----------
                                                         186,826

             Software (0.3%)
             1,233,214 Blackbaud, Inc.                    28,216

             Technology (3.8%)
             1,783,400 Electronics for Imaging            40,697*
             1,061,100 Kronos Inc.                        41,913*
             2,061,971 MICROS Systems                    114,976*^
                77,501 NovAtel Inc.                        3,364*
             4,610,647 Zebra Technologies                182,628*^
                                                     -----------
                                                         383,578

             Technology--Semiconductor (0.2%)
               865,800 Cognex Corp.                       18,987

                Number of Shares                 Market Value/+/
                                                 (000's omitted)

                Transportation (0.9%)
                    578,800 Forward Air            $    18,880
                     25,000 Heartland Express              413
                  1,000,400 Hub Group Class A           31,683*
                  1,546,200 Pacer International         41,794
                                                   -----------
                                                        92,770

                Utilities (0.1%)
                    262,000 New Jersey Resources        12,940

                Total Common Stocks
                (Cost $6,164,320)                    9,672,863
                                                   -----------

                Short-Term Investments (5.2%)
                534,068,520 Neuberger Berman
                             Prime Money Fund
                             Trust Class
                             (Cost $534,069)           534,069#@
                                                   -----------

                Total Investments (100.0%)
                (Cost $6,698,389)                   10,206,932##
                Cash, receivables and other
                 assets, less liabilities (0.0%)           146
                                                   -----------

                Total Net Assets (100.0%)          $10,207,078
                                                   -----------

See Notes to Schedule of Investments

                                 NEUBERGER BERMAN FEBRUARY 28, 2007 (UNAUDITED)

Schedule of Investments Guardian Fund

--------------------------------------------------------------------------------

                            Top Ten Equity Holdings

                                Holding            %

                             1  Texas
                                Instruments      5.3

                             2  Altera Corp.     5.1

                             3  Danaher Corp.    4.6

                             4  E.W. Scripps     4.6

                             5  Willis Group
                                Holdings         4.3

                             6  National Grid    4.2

                             7  UnitedHealth
                                Group            4.2

                             8  Bank of New York 4.2

                             9  State Street     4.0

                            10  Citigroup Inc.   3.9

--------------------------------------------------------------------------------

                Number of Shares                 Market Value/+/
                                                 (000's omitted)

                Common Stocks (97.3%)

                Automotive (5.2%)
                  637,800 BorgWarner, Inc.         $   46,968
                  262,300 Toyota Motor ADR             35,017
                                                   ----------
                                                       81,985

                Banking & Financial (8.1%)
                1,602,150 Bank of New York             65,080
                  943,400 State Street                 61,802
                                                   ----------
                                                      126,882

                Biotechnology (0.5%)
                  555,700 Medarex, Inc.                 7,602*

                Cable Systems (8.2%)
                1,970,550 Comcast Corp. Class A
                           Special                     50,150*
                1,911,063 Liberty Global Class A       55,020*
                  857,463 Liberty Global Class C       23,374*
                                                   ----------
                                                      128,544

                Consumer Discretionary (1.5%)
                  298,025 V.F. Corp.                   23,785

                Consumer Staples (1.3%)
                  361,575 Costco Wholesale             20,208

                Energy (1.9%)
                  480,400 BP PLC ADR                   29,612

                Financial Services (7.3%)
                1,201,264 Citigroup Inc.               60,544
                  533,700 Freddie Mac                  34,253
                   93,325 Goldman Sachs Group          18,814
                                                   ----------
                                                      113,611

                Health Products & Services (4.2%)
                1,248,700 UnitedHealth Group           65,182

                Industrial (7.7%)
                  653,400 3M Co.                       48,404
                1,013,600 Danaher Corp.                72,614/E/
                                                   ----------
                                                      121,018

                Insurance (5.5%)
                  841,200 Progressive Corp.            19,289
                1,694,450 Willis Group Holdings        67,269
                                                   ----------
                                                       86,558

                Life Science Tools & Supplies (2.2%)
                  472,650 Millipore Corp.              33,804*

                Media (7.2%)
                1,591,600 E.W. Scripps                 72,179
                1,690,769 Liberty Media Holding
                           Interactive Class A         39,852*
                                                   ----------
                                                      112,031

             Number of Shares                     Market Value/+/
                                                  (000's omitted)

             Oil & Gas (3.2%)
                213,850 Cimarex Energy              $    7,466
              1,000,100 Newfield Exploration            43,224*
                                                    ----------
                                                        50,690

             Oil Services (0.6%)
                148,400 Schlumberger Ltd.                9,320

             Pharmaceutical (3.4%)
                964,550 Novartis AG ADR                 53,465/E/

             Technology (3.6%)
              2,098,560 National Instruments            56,304

             Technology--Semiconductor (10.4%)
              3,799,250 Altera Corp.                    80,202*
              2,672,200 Texas Instruments               82,732
                                                    ----------
                                                       162,934

             Technology--Semiconductor Capital
             Equipment (3.8%)
              3,656,950 Teradyne, Inc.                  58,950*

             Transportation (2.7%)
                966,700 Canadian National Railway       42,254

             Utilities (4.2%)
              4,098,032 National Grid                   61,415
                 67,218 National Grid ADR                5,047
                                                    ----------
                                                        66,462

             Waste Management (4.6%)
                581,500 Republic Services               24,464
              1,374,900 Waste Management                46,815
                                                    ----------
                                                        71,279

             Total Common Stocks
             (Cost $1,085,446)                       1,522,480
                                                    ----------

             Short-Term Investments (6.0%)
             36,114,859 Neuberger Berman
                         Prime Money Fund
                         Trust Class                    36,115@
             57,182,101 Neuberger Berman
                         Securities Lending
                         Quality Fund, LLC              57,182/++/
                                                    ----------

             Total Short-Term Investments
             (Cost $93,297)                             93,297#
                                                    ----------

             Total Investments (103.3%)
             (Cost $1,178,743)                       1,615,777##
             Liabilities, less cash,
              receivables and other assets
              [(3.3%)]                                 (51,447)
                                                    ----------

             Total Net Assets (100.0%)              $1,564,330
                                                    ----------

See Notes to Schedule of Investments

Schedule of Investments International Fund

--------------------------------------------------------------------------------

Top Ten Equity Holdings

    Holding                        Country        Industry                         %

 1  Anglo Irish Bank               Ireland        Banks                          3.3

 2  Vodafone Group                 United Kingdom Telecommunications--Wireless   2.4

 3  CRH PLC                        Ireland        Construction Materials         2.3

 4  Punch Taverns PLC              United Kingdom Hotels, Restaurants & Leisure  2.2

 5  Porsche AG                     Germany        Automobiles & Components       2.0

 6  Companhia Vale do Rio Doce ADR Brazil         Materials--Metals & Mining     1.8

 7  MacDonald Dettwiler            Canada         Commercial Services & Supplies 1.8

 8  Burren Energy                  United Kingdom Oil & Gas                      1.8

 9  Nissan Motor                   Japan          Automobiles & Components       1.8

10  Vallourec SA                   France         Capital Goods                  1.8

--------------------------------------------------------------------------------

               Number of Shares                  Market Value/+/
                                                 (000's omitted)

               Common Stocks (89.6%)

               Argentina (1.0%)
                 333,040 Tenaris SA ADR            $   15,123/E/

               Australia (2.9%)
               2,527,475 Paladin Resources             18,122*/E/
               1,106,559 Timbercorp Ltd.                1,735/E/
                 867,577 Woodside Petroleum            25,470/E/
                                                   ----------
                                                       45,327

               Austria (0.4%)
                 210,050 Zumtobel AG                    6,949*

               Belgium (4.2%)
                 554,296 Euronav SA                    16,754/E/
                 332,327 Fortis                        14,302
                 194,583 ICOS Vision Systems NV         7,689*
                 414,477 InBev NV                      27,485
                                                   ----------
                                                       66,230

               Brazil (2.6%)
                 634,000 M Dias Branco SA               8,372*
                 848,627 Natura Cosmeticos SA          10,777
                 242,615 Petroleo Brasileiro ADR       21,932
                                                   ----------
                                                       41,081

                 Number of Shares              Market Value/+/
                                               (000's omitted)

                 Canada (9.7%)
                   347,400 Addax Petroleum       $   10,054*/n/
                   391,575 Addax Petroleum           11,333
                   468,675 Canadian Natural
                            Resources                23,534/E/
                   506,410 Corus Entertainment
                            Inc., B Shares           20,142
                 2,384,400 First Calgary
                            Petroleums Ltd.          12,640*
                   703,870 MacDonald Dettwiler       28,375*/E/
                   311,785 Suncor Energy             22,110
                 1,441,625 Talisman Energy           24,861/E/
                                                 ----------
                                                    153,049

                 France (7.1%)
                   140,728 BNP Paribas               14,701
                   153,990 Groupe Steria SCA         10,189
                   409,258 Ipsos                     13,540
                   205,295 Kaufman & Broad SA        14,807
                    79,565 Societe Generale          13,408/E/
                   257,745 Total SA ADR              17,351
                   112,048 Vallourec SA              27,777
                                                 ----------
                                                    111,773

                 Germany (8.0%)
                   500,881 C.A.T. Oil AG             13,787*

                                 NEUBERGER BERMAN FEBRUARY 28, 2007 (UNAUDITED)

Schedule of Investments International Fund cont'd

              Number of Shares                     Market Value/+/
                                                   (000's omitted)
                 208,795 Continental AG              $   26,059
               1,111,290 Depfa Bank PLC                  18,662/E/
                 448,620 Kloeckner & Co. AG              22,987*
                 153,766 Wacker Chemie AG                23,401*
                 125,598 Wincor Nixdorf AG               20,509/E/
                                                     ----------
                                                        125,405

              Greece (0.9%)
                 383,767 Sarantis SA                      3,697
                 177,289 Titan Cement                    10,140
                                                     ----------
                                                         13,837

              Hong Kong (1.0%)
              25,810,000 TPV Technology                  15,394

              Ireland (8.2%)
                 692,422 Allied Irish Banks              20,386
               2,425,995 Anglo Irish Bank                51,687
                 370,593 C&C Group                        5,149
                 877,366 CRH PLC                         36,597
               4,414,414 Dragon Oil PLC                  14,762*
                                                     ----------
                                                        128,581

              Italy (1.4%)
               1,238,085 Marazzi Group                   16,065
                 460,668 Milano Assicurazioni             3,865
                 168,569 Nice SPA                         1,383*
                                                     ----------
                                                         21,313

              Japan (13.6%)
                 448,600 Aica Kogyo                       6,213
               1,228,000 Bosch Corp.                      6,056/E/
                 712,000 CHIYODA Corp.                   15,814
                 943,200 F.C.C. Co.                      23,020
                  99,160 Gulliver International
                          Co. Ltd.                        7,160
               1,101,800 Heiwa Corp.                     13,995
                 163,800 Hogy Medical Co.                 7,733
                 884,700 Mars Engineering                18,567/E/
                 416,500 Maruichi Steel Tube             13,226
               2,417,100 Nissan Motor                    28,007
                 321,900 Nissin Healthcare
                          Food Service                    4,238
                   3,650 Pasona, Inc.                     7,305/E/
               2,652,000 PENTAX Corp.                    15,700/E/
                  19,600 PLENUS Co.                         417
                 277,700 Sankyo Co.                      12,453
               3,196,000 Sumitomo Metal Industries       16,141
                 979,000 Takuma Co.                       5,911/E/
                 267,000 TENMA Corp.                      4,713
                 530,300 TOPCON Corp.                     7,954
                                                     ----------
                                                        214,623

              Number of Shares                   Market Value/+/
                                                 (000's omitted)

              Korea (2.9%)
                 351,730 Daegu Bank                $    5,995
                 110,165 Hyundai Mobis                  9,125
                 346,920 KT Corp.                      15,509
                  74,334 SK Telecom                    15,511
                                                   ----------
                                                       46,140

              Netherlands (2.4%)
                 114,722 Aalberts Industries NV        11,052
                  69,332 OPG Groep NV                   8,368
                 263,974 Tele Atlas NV                  5,589*/E/
                 609,620 Wavin NV                      12,908*
                                                   ----------
                                                       37,917

              Norway (0.7%)
                 817,915 Prosafe ASA                   11,603/E/

              Spain (0.7%)
                 225,350 Renta Corp. Real
                          Estate SA                    10,945*

              Sweden (1.0%)
                 405,900 Lindab International AB        8,589*
                 195,940 Nobia AB                       7,887/E/
                                                   ----------
                                                       16,476

              Switzerland (1.4%)
                 220,009 Advanced Digital
                          Broadcast                    13,945*
                  92,914 Swiss Re                       7,928
                                                   ----------
                                                       21,873

              United Kingdom (19.5%)
               1,564,472 Barclays PLC                  22,739
                 854,404 Barratt Developments          19,769
               1,862,953 Burren Energy                 28,285
                 273,870 GlaxoSmithKline PLC            7,692
                 956,022 Kensington Group              15,773
               2,402,020 Lloyds TSB Group PLC          27,081
                 641,691 Northern Rock                 14,293
                 536,060 Northgate PLC                 11,203
                 149,000 Paragon Group Cos. PLC         1,752
               1,515,246 Punch Taverns PLC             34,404
                 204,688 Raymarine PLC                  1,702
               2,185,207 Redrow PLC                    27,147
               2,466,770 RPS Group                     14,463
               3,518,016 Tullow Oil PLC                25,377/E/
              13,851,612 Vodafone Group                38,497
               1,287,550 William Hill                  16,021
                                                   ----------
                                                      306,198

              Total Common Stocks
              (Cost $1,178,870)                     1,409,837
                                                   ----------

Schedule of Investments International Fund cont'd


               Number of Shares                  Market Value/+/
                                                 (000's omitted)

               Preferred Stocks (5.3%)

               Brazil (3.3%)
                  979,535 Companhia Vale do
                           Rio Doce ADR            $   28,945
                  531,560 Ultrapar Participacoes       13,060
                1,946,686 Universo Online SA            9,603*
                                                   ----------
                                                       51,608

               Germany (2.0%)
                   24,354 Porsche AG                   31,951/E/

               Total Preferred Stocks
               (Cost $57,482)                          83,559
                                                   ----------

               Short-Term Investments (12.8%)
               67,050,008 Neuberger Berman
                           Prime Money Fund
                           Trust Class                 67,050@

                Number of Shares                Market Value/+/
                                                (000's omitted)
                135,108,288 Neuberger Berman
                             Securities Lending
                             Quality Fund, LLC    $  135,108/++/
                                                  ----------

                Total Short-Term Investments
                (Cost $202,158)                      202,158#
                                                  ----------

                Total Investments (107.7%)
                (Cost $1,438,510)                  1,695,554##
                Liabilities, less cash,
                 receivables and other assets
                 [(7.7%)]                           (121,787)
                                                  ----------

                Total Net Assets (100.0%)         $1,573,767
                                                  ----------

Summary Schedule of Investments by Industry International Fund

                                          Market Value/+/ Percentage of
         Industry                         (000's omitted)    Net Assets
         --------                         --------------- -------------
         Oil & Gas                          $  253,979        16.1%
         Banks                                 220,779        14.0%
         Capital Goods                         149,577         9.5%
         Automobiles & Components              118,162         7.5%
         Commercial Services & Supplies         81,349         5.2%
         Consumer Durables & Apparel            69,610         4.4%
         Telecommunications--Wireless           69,517         4.4%
         Hotels, Restaurants & Leisure          64,837         4.1%
         Construction Materials                 59,963         3.8%
         Technology--Hardware                   52,986         3.4%
         Materials--Metals & Mining             45,086         2.9%
         Chemicals                              42,674         2.7%
         Media                                  33,682         2.1%
         Food, Beverage & Tobacco               32,634         2.1%
         Energy                                 30,762         2.0%
         Energy Services & Equipment            28,357         1.8%
         Consumer Discretionary                 21,315         1.4%
         Health Care Equipment & Services       16,101         1.0%
         Technology--Software                   15,192         1.0%
         Household & Personal Products          14,474         0.9%
         Telecommunications--Diversified        13,945         0.9%
         Insurance                              11,793         0.8%
         Real Estate                            10,945         0.7%
         Software                               10,189         0.6%
         Consumer Staples                        8,372         0.5%
         Pharmaceuticals & Biotechnology         7,692         0.5%
         Technology--Semiconductor               7,689         0.5%
         Materials                               1,735         0.1%
         Other Assets--Net                      80,173         5.1%
                                            ----------       ------
                                            $1,573,767       100.0%
                                            ----------       ------

See Notes to Schedule of Investments

                                 NEUBERGER BERMAN FEBRUARY 28, 2007 (UNAUDITED)

Schedule of Investments International Institutional Fund

--------------------------------------------------------------------------------

Top Ten Equity Holdings

    Holding                        Country        Industry                         %

 1  Anglo Irish Bank               Ireland        Banks                          3.3

 2  Vodafone Group                 United Kingdom Telecommunications--Wireless   2.4

 3  CRH PLC                        Ireland        Construction Materials         2.3

 4  Punch Taverns PLC              United Kingdom Hotels, Restaurants & Leisure  2.2

 5  Porsche AG                     Germany        Automobiles & Components       2.0

 6  Companhia Vale do Rio Doce ADR Brazil         Materials--Metals & Mining     1.8

 7  MacDonald Dettwiler            Canada         Commercial Services & Supplies 1.8

 8  Burren Energy                  United Kingdom Oil & Gas                      1.8

 9  Nissan Motor                   Japan          Automobiles & Components       1.8

10  Vallourec SA                   France         Capital Goods                  1.8

--------------------------------------------------------------------------------

                Number of Shares                Market Value/+/
                                                (000's omitted)

                Common Stocks (89.0%)

                Argentina (1.0%)
                119,588 Tenaris SA ADR             $  5,431

                Australia (2.8%)
                899,360 Paladin Resources             6,448*/E/
                361,448 Timbercorp Ltd.                 567/E/
                311,525 Woodside Petroleum            9,146/E/
                                                   --------
                                                     16,161

                Austria (0.5%)
                 78,100 Zumtobel AG                   2,584*

                Belgium (4.1%)
                199,031 Euronav SA                    6,016/E/
                119,328 Fortis                        5,135
                 59,676 ICOS Vision Systems NV        2,358*
                146,947 InBev NV                      9,745
                                                   --------
                                                     23,254

                Brazil (2.6%)
                241,100 M Dias Branco SA              3,184*
                301,546 Natura Cosmeticos SA          3,829
                 87,115 Petroleo Brasileiro ADR       7,875
                                                   --------
                                                     14,888

             Number of Shares                      Market Value/+/
                                                   (000's omitted)

             Canada (9.6%)
             174,276 Addax Petroleum                  $  5,044
              99,400 Addax Petroleum                     2,877*/n/
             168,288 Canadian Natural Resources          8,450/E/
             181,839 Corus Entertainment Inc.,
                      B Shares                           7,233
             659,200 First Calgary Petroleums Ltd.       3,494*
             253,019 MacDonald Dettwiler                10,200*
             111,956 Suncor Energy                       7,939
             517,650 Talisman Energy                     8,927
                                                      --------
                                                        54,164

             France (7.1%)
              50,534 BNP Paribas                         5,279
              55,504 Groupe Steria SCA                   3,673
             146,955 Ipsos                               4,862/E/
              74,113 Kaufman & Broad SA                  5,345
              28,570 Societe Generale                    4,814
              92,550 Total SA ADR                        6,230
              40,018 Vallourec SA                        9,921
                                                      --------
                                                        40,124

             Germany (7.9%)
             170,455 C.A.T. Oil AG                       4,692*
              74,974 Continental AG                      9,357
             390,400 Depfa Bank PLC                      6,556/E/

Schedule of Investments International Institutional Fund cont'd

           Number of Shares                          Market Value/+/
                                                     (000's omitted)
             158,065 Kloeckner & Co. AG                 $  8,099*
              55,466 Wacker Chemie AG                      8,441*
              45,100 Wincor Nixdorf AG                     7,365
                                                        --------
                                                          44,510

           Greece (0.9%)
             137,800 Sarantis SA                           1,328
              63,661 Titan Cement                          3,641
                                                        --------
                                                           4,969

           Hong Kong (1.0%)
           9,268,375 TPV Technology                        5,528

           Ireland (8.1%)
             248,632 Allied Irish Banks                    7,308
             870,640 Anglo Irish Bank                     18,492
             120,266 C&C Group                             1,671
             315,040 CRH PLC                              13,141
           1,585,100 Dragon Oil PLC                        5,300*
                                                        --------
                                                          45,912

           Italy (1.3%)
             444,563 Marazzi Group                         5,768
             165,415 Milano Assicurazioni                  1,388
              59,325 Nice SPA                                487*
                                                        --------
                                                           7,643

           Japan (13.5%)
             161,100 Aica Kogyo                            2,231
             441,000 Bosch Corp.                           2,175
             256,000 CHIYODA Corp.                         5,686/E/
             337,200 F.C.C. Co.                            8,230
              36,970 Gulliver International Co. Ltd.       2,670
             395,600 Heiwa Corp.                           5,025
              58,800 Hogy Medical Co.                      2,776
             317,700 Mars Engineering                      6,667/E/
             149,600 Maruichi Steel Tube                   4,750
             862,100 Nissan Motor                          9,989
              91,700 Nissin Healthcare Food
                      Service                              1,207
               1,309 Pasona, Inc.                          2,620
             952,000 PENTAX Corp.                          5,636
               7,000 PLENUS Co.                              149
              99,700 Sankyo Co.                            4,471
           1,140,000 Sumitomo Metal Industries             5,757
             352,000 Takuma Co.                            2,126/E/
              95,911 TENMA Corp.                           1,693
             189,300 TOPCON Corp.                          2,839
                                                        --------
                                                          76,697

           Korea (2.9%)
             126,300 Daegu Bank                            2,152
              39,559 Hyundai Mobis                         3,277

              Number of Shares                     Market Value/+/
                                                   (000's omitted)
                252,673 KT Corp. ADR                  $  5,680/E/
                244,550 SK Telecom ADR                   5,576/E/
                                                      --------
                                                        16,685

              Netherlands (2.4%)
                 40,821 Aalberts Industries NV           3,933
                 24,895 OPG Groep NV                     3,004
                 94,789 Tele Atlas NV                    2,007*/E/
                211,901 Wavin NV                         4,487*
                                                      --------
                                                        13,431

              Norway (0.7%)
                293,690 Prosafe ASA                      4,166/E/

              Spain (0.7%)
                 80,916 Renta Corp. Real
                         Estate SA                       3,930*

              Sweden (1.2%)
                182,100 Lindab International AB          3,853*
                 68,836 Nobia AB                         2,771
                                                      --------
                                                         6,624

              Switzerland (1.4%)
                 78,998 Advanced Digital
                         Broadcast                       5,007*/E/
                 33,362 Swiss Re                         2,847
                                                      --------
                                                         7,854

              United Kingdom (19.3%)
                549,603 Barclays PLC                     7,988
                306,794 Barratt Developments             7,099
                668,939 Burren Energy                   10,156
                 98,341 GlaxoSmithKline PLC              2,762
                343,284 Kensington Group                 5,664
                843,835 Lloyds TSB Group PLC             9,514
                230,415 Northern Rock                    5,132
                188,305 Northgate PLC                    3,935
                 52,400 Paragon Group Cos. PLC             616
                544,086 Punch Taverns PLC               12,354
                 73,497 Raymarine PLC                      611
                784,653 Redrow PLC                       9,748
                885,755 RPS Group                        5,193
              1,246,089 Tullow Oil PLC                   8,988
              4,991,951 Vodafone Group                  13,874
                462,328 William Hill                     5,753
                                                      --------
                                                       109,387

              Total Common Stocks
              (Cost $448,966)                          503,942
                                                      --------

              Preferred Stocks (5.2%)

              Brazil (3.2%)
                351,725 Companhia Vale do
                         Rio Doce ADR                   10,393
                162,790 Ultrapar Participacoes ADR       4,001

                                 NEUBERGER BERMAN FEBRUARY 28, 2007 (UNAUDITED)

Schedule of Investments International Institutional Fund cont'd


               Number of Shares                  Market Value/+/
                                                 (000's omitted)
                   27,295 Ultrapar Participacoes    $    671
                  699,007 Universo Online SA           3,448*
                                                    --------
                                                      18,513

               Germany (2.0%)
                    8,563 Porsche AG                  11,234/E/

               Total Preferred Stocks
               (Cost $23,182)                         29,747
                                                    --------

               Short-Term Investments (14.7%)
               31,280,061 Neuberger Berman
                           Prime Money Fund
                           Trust Class                31,280@

                 Number of Shares               Market Value/+/
                                                (000's omitted)
                 51,698,780 Neuberger Berman
                             Securities Lending
                             Quality Fund, LLC     $ 51,699/++/
                                                   --------

                 Total Short-Term Investments
                 (Cost $82,979)                      82,979#
                                                   --------

                 Total Investments (108.9%)
                 (Cost $555,127)                    616,668##
                 Liabilities, less cash,
                  receivables and other assets
                  [(8.9%)]                          (50,453)
                                                   --------

                 Total Net Assets (100.0%)         $566,215
                                                   --------

Summary Schedule of Investments by Industry International Institutional Fund

                                          Market Value/+/ Percentage of
         Industry                         (000's omitted)    Net Assets
         --------                         --------------- -------------
         Oil & Gas                           $ 91,055         16.1%
         Banks                                 78,650         13.9%
         Capital Goods                         54,205          9.6%
         Automobiles & Components              42,087          7.4%
         Commercial Services & Supplies        28,781          5.1%
         Telecommunications--Wireless          25,130          4.4%
         Consumer Durables & Apparel           24,963          4.4%
         Hotels, Restaurants & Leisure         23,281          4.1%
         Construction Materials                21,532          3.8%
         Technology--Hardware                  19,016          3.4%
         Materials--Metals & Mining            16,150          2.8%
         Chemicals                             15,344          2.7%
         Media                                 12,095          2.1%
         Food, Beverage & Tobacco              11,416          2.0%
         Energy Services & Equipment           10,182          1.8%
         Energy                                 9,942          1.8%
         Consumer Discretionary                 7,752          1.4%
         Health Care Equipment & Services       5,780          1.0%
         Technology--Software                   5,455          1.0%
         Household & Personal Products          5,157          0.9%
         Telecommunications--Diversified        5,007          0.9%
         Insurance                              4,235          0.7%
         Real Estate                            3,930          0.7%
         Software                               3,673          0.6%
         Consumer Staples                       3,184          0.6%
         Pharmaceuticals & Biotechnology        2,762          0.5%
         Technology--Semiconductor              2,358          0.4%
         Materials                                567          0.1%
         Other Assets--Net                     32,526          5.8%
                                             --------        ------
                                             $566,215        100.0%
                                             --------        ------

See Notes to Schedule of Investments

Schedule of Investments International Large Cap Fund

--------------------------------------------------------------------------------

Top Ten Equity Holdings

    Holding                        Country        Industry                               %

 1  Anglo Irish Bank               Ireland        Diversified Banks                    4.0

 2  Vodafone Group                 United Kingdom Wireless Telecommunications Services 3.2

 3  Companhia Vale do Rio Doce ADR Brazil         Steel                                2.8

 4  Nissan Motor                   Japan          Automobile Manufacturers             2.5

 5  Porsche AG                     Germany        Automobile Manufacturers             2.5

 6  Petroleo Brasileiro ADR        Brazil         Integrated Oil & Gas                 2.4

 7  Vallourec SA                   France         Industrial Machinery                 2.3

 8  Canadian Natural Resources     Canada         Oil & Gas Exploration & Production   2.3

 9  CRH PLC                        Ireland        Construction Materials               2.3

10  Punch Taverns PLC              United Kingdom Restaurants                          2.3

--------------------------------------------------------------------------------

              Number of Shares                  Market Value/+/
                                                (000's omitted)

              Common Stocks (82.1%)

              Argentina (1.4%)
              34,705 Tenaris SA ADR                $  1,576

              Australia (2.6%)
              21,668 Australia & New Zealand
                      Banking Group                     500
              49,705 Paladin Resources                  357*
              66,798 Woodside Petroleum               1,961
                                                   --------
                                                      2,818

              Belgium (3.2%)
              25,218 Fortis                           1,085
              36,476 InBev NV                         2,419
                                                   --------
                                                      3,504

              Brazil (3.5%)
              94,880 Natura Cosmeticos SA             1,205
              29,080 Petroleo Brasileiro ADR          2,629
                                                   --------
                                                      3,834

              Canada (9.8%)
              75,535 Addax Petroleum                  2,186
              21,590 Bank of Nova Scotia                939
              23,450 Cameco Corp.                       867
              49,715 Canadian Natural Resources       2,496

                   Number of Shares           Market Value/+/
                                              (000's omitted)
                    29,720 Suncor Energy         $  2,108
                       300 Suncor Energy ADR           21
                   125,730 Talisman Energy          2,169
                                                 --------
                                                   10,786

                   Denmark (0.9%)
                    22,575 Danske Bank A/S          1,044

                   France (7.6%)
                    13,116 BNP Paribas              1,370
                    32,372 Publicis Groupe          1,451
                     6,319 Societe Generale         1,065
                    27,615 Total SA ADR             1,865
                    10,247 Vallourec SA             2,540
                                                 --------
                                                    8,291

                   Germany (5.1%)
                    15,514 Continental AG           1,937
                    84,799 Depfa Bank PLC           1,424
                    14,746 Wacker Chemie AG         2,244*
                                                 --------
                                                    5,605

                   Greece (0.8%)
                    15,000 Titan Cement               858

                   Ireland (8.3%)
                    63,233 Allied Irish Banks       1,859
                   204,385 Anglo Irish Bank         4,341

                                 NEUBERGER BERMAN FEBRUARY 28, 2007 (UNAUDITED)

Schedule of Investments International Large Cap Fund cont'd

               Number of Shares                  Market Value/+/
                                                 (000's omitted)
                30,763 C&C Group                    $    427
                59,789 CRH PLC                         2,494
                                                    --------
                                                       9,121

               Italy (0.7%)
                96,460 Milano Assicurazioni              809

               Japan (8.4%)
               123,400 Bosch Corp.                       608
                74,000 CHIYODA Corp.                   1,644
                43,100 Maruichi Steel Tube             1,368
               240,000 Nissan Motor                    2,781
                24,500 Sankyo Co.                      1,099
               339,000 Sumitomo Metal Industries       1,712
                                                    --------
                                                       9,212

               Korea (2.5%)
                48,500 Daegu Bank                        827
                42,220 KT Corp. ADR                      949
                42,220 SK Telecom ADR                    962
                                                    --------
                                                       2,738

               Mexico (1.5%)
                48,805 Cemex SAB de C.V. ADR           1,658*

               Norway (0.7%)
                52,295 Prosafe ASA                       742

               Spain (1.0%)
                51,452 Telefonica SA ADR               1,110

               Switzerland (5.0%)
                50,988 Logitech International SA       1,337*
                31,864 Novartis AG                     1,774
                 8,684 Swiss Re                          741
                27,447 UBS AG                          1,627
                                                    --------
                                                       5,479

               United Kingdom (19.1%)
               132,644 Barclays PLC                    1,928
               106,163 Barratt Developments            2,456

   Number of Shares                                          Market Value/+/
                                                             (000's omitted)
                        46,192       GlaxoSmithKline PLC        $  1,298
                       196,370       Lloyds TSB Group PLC          2,214
                        64,767       Northern Rock                 1,443
                       108,969       Punch Taverns PLC             2,474
                        60,380       Tesco PLC                       512
                       225,264       Tullow Oil PLC                1,625
                     1,257,604       Vodafone Group                3,495
                       125,734       William Hill                  1,565
                        77,663       Wolseley PLC                  1,951
                                                                --------
                                                                  20,961

   Total Common Stocks
   (Cost $87,871)                                                 90,146
                                                                --------

   Preferred Stocks (6.3%)

   Brazil (3.8%)
                       103,195       Companhia Vale do
                                      Rio Doce ADR                 3,049
                        22,505       Companhia de Bebidas
                                      das Americas ADR             1,089
                                                                --------
                                                                   4,138

   Germany (2.5%)
                         2,071       Porsche AG                    2,717

   Total Preferred Stocks
   (Cost $5,896)                                                   6,855
                                                                --------

   Short-Term Investments (5.3%)
                     5,843,371       Neuberger Berman Prime
                                      Money Fund Trust Class
                                      (Cost $5,843)                5,843#@
                                                                --------

   Total Investments (93.7%)
   (Cost $99,610)                                                102,844##
   Cash, receivables and other
    assets, less liabilities (6.3%)                                6,909
                                                                --------

   Total Net Assets (100.0%)                                    $109,753
                                                                --------

Summary Schedule of Investments by Industry International Large Cap Fund


                                             Market Value/+/ Percentage of
      Industry                               (000's omitted)    Net Assets
      --------                               --------------- -------------
      Diversified Banks                         $ 16,684         15.2%
      Oil & Gas Exploration & Production          10,437          9.5%
      Integrated Oil & Gas                         6,623          6.0%
      Steel                                        6,129          5.6%
      Automobile Manufacturers                     5,498          5.0%
      Construction Materials                       5,011          4.6%
      Wireless Telecommunications Services         4,457          4.1%
      Brewers                                      3,508          3.2%
      Pharmaceutical                               3,072          2.8%
      Industrial Machinery                         2,540          2.3%
      Restaurants                                  2,474          2.3%
      Home Builders                                2,456          2.2%
      Oil & Gas--Equipment & Services              2,318          2.1%
      Specialty Chemical                           2,244          2.0%
      Integrated Telecommunications Services       2,059          1.9%
      Trading Companies & Distributors             1,951          1.8%
      Tire & Rubber                                1,936          1.8%
      Construction & Engineering                   1,644          1.5%
      Diversified Capital Markets                  1,627          1.5%
      Casinos & Gaming                             1,565          1.4%
      Advertising                                  1,451          1.3%
      Thrifts & Mortgage Finance                   1,443          1.3%
      Computer Storage & Peripherals               1,337          1.2%
      Coal & Consumable Fuels                      1,224          1.1%
      Personal Products                            1,205          1.1%
      Leisure Products                             1,099          1.0%
      Other Diversified Financial Services         1,085          1.0%
      Banking                                        827          0.7%
      Multi--Line Insurance                          809          0.7%
      Reinsurance                                    741          0.7%
      Automobiles & Components                       608          0.6%
      Food Retail                                    512          0.5%
      Distillers & Vintners                          427          0.4%
      Other Assets--Net                           12,752         11.6%
                                                --------        ------
                                                $109,753        100.0%
                                                --------        ------

See Notes to Schedule of Investments

                                 NEUBERGER BERMAN FEBRUARY 28, 2007 (UNAUDITED)

Schedule of Investments Manhattan Fund

--------------------------------------------------------------------------------

                            Top Ten Equity Holdings

                                Holding            %

                             1  Cognizant
                                Technology
                                Solutions        2.7

                             2  NII Holdings     2.5

                             3  Coach, Inc.      2.5

                             4  CB Richard Ellis
                                Group            2.5

                             5  Chicago
                                Mercantile
                                Exchange         2.2

                             6  Leap Wireless
                                International    2.2

                             7  Celgene Corp.    2.1

                             8  Alliance Data
                                Systems          2.1

                             9  Precision
                                Castparts        2.1

                            10  Corporate
                                Executive Board  1.7

--------------------------------------------------------------------------------

               Number of Shares                   Market Value/+/
                                                  (000's omitted)

               Common Stocks (99.4%)

               Aerospace (4.0%)
                30,000 Armor Holdings                $  1,911*
                91,000 Precision Castparts              8,278/E/
                93,000 Rockwell Collins                 6,090
                                                     --------
                                                       16,279

               Basic Materials (2.4%)
               125,500 Airgas, Inc.                     5,180
                32,500 Albemarle Corp.                  2,660
                30,000 Freeport-McMoRan Copper
                        & Gold                          1,722
                                                     --------
                                                        9,562

               Biotechnology (3.0%)
               160,000 Celgene Corp.                    8,528*/E/
                50,000 Gilead Sciences                  3,578*
                                                     --------
                                                       12,106

               Business Services (12.5%)
               140,000 Alliance Data Systems            8,365*
               297,000 CB Richard Ellis Group           9,896*
                90,000 Corporate Executive Board        7,003
                52,500 Corrections Corporation of
                        America                         2,749*
                60,000 Ecolab Inc.                      2,538
                62,500 Intuit Inc.                      1,845*
                64,500 Iron Mountain                    1,796*
                13,400 Laureate Education                 800*
                45,000 MasterCard, Inc. Class A         4,823/E/
                22,500 Stericycle, Inc.                 1,751*
               115,000 Trimble Navigation               3,043*
               105,000 VeriFone Holdings                4,100*
                47,400 VistaPrint Ltd.                  1,764*
                                                     --------
                                                       50,473

               Communications Equipment (1.5%)
                75,000 Harris Corp.                     3,681
                82,500 SBA Communications               2,225*
                                                     --------
                                                        5,906

               Consumer Staples (1.9%)
                52,500 Chattem Inc.                     2,802*
               107,500 Shoppers Drug Mart               4,693
                                                     --------
                                                        7,495

               Energy (6.8%)
               191,000 Denbury Resources                5,508*/E/
                85,000 Dresser-Rand Group               2,208*
                40,000 Murphy Oil                       2,073
                57,500 National-Oilwell Varco           4,004*
               160,000 Range Resources                  5,109
               100,000 Smith International              4,100

            Number of Shares                        Market Value/+/
                                                    (000's omitted)
             82,500 XTO Energy                         $  4,262
                                                       --------
                                                         27,264

            Financial Services (6.4%)
             70,000 AerCap Holdings NV                    1,946*
             16,500 Chicago Mercantile Exchange           8,896/E/
             45,000 GFI Group                             2,773*
             70,000 Moody's Corp.                         4,530
             30,000 Northern Trust                        1,809
            117,500 Nuveen Investments                    5,721
                                                       --------
                                                         25,675

            Food & Beverage (1.1%)
             80,000 Corn Products International           2,557
             45,000 Dean Foods                            2,027*
                                                       --------
                                                          4,584

            Health Care (10.1%)
             15,000 Allergan, Inc.                        1,676
            110,000 Allscripts Healthcare Solutions       2,979*/E/
            113,500 Cerner Corp.                          5,914*/E/
            180,000 Cytyc Corp.                           5,454*
             50,000 Digene Corp.                          2,364*
             66,500 Gen-Probe                             3,193*
             55,000 Healthways, Inc.                      2,392*/E/
            105,000 Pharmaceutical Product
                     Development                          3,338
            130,000 Psychiatric Solutions                 5,195*
             35,000 Shire PLC ADR                         2,256
            128,500 VCA Antech                            4,717*
             20,000 WebMD Health Class A                  1,076*/E/
                                                       --------
                                                         40,554

            Industrial (4.5%)
             68,500 Danaher Corp.                         4,907
             80,000 Dover Corp.                           3,823
            125,000 Fastenal Co.                          4,409/E/
             35,700 Fluor Corp.                           3,016
             32,500 Rockwell Automation                   2,018
                                                       --------
                                                         18,173

            Leisure (7.0%)
             95,000 Gaylord Entertainment                 5,127*/E/
            100,000 Hilton Hotels                         3,530
            115,000 Marriott International                5,510
             54,200 Orient-Express Hotel                  2,798
             95,000 Penn National Gaming                  4,430*
            120,000 Scientific Games Class A              3,924*/E/
             25,000 Station Casinos                       2,157
             25,000 WMS Industries                          936*
                                                       --------
                                                         28,412

            Media (3.3%)
             47,500 Focus Media Holding ADR               3,805*/E/

                                 NEUBERGER BERMAN FEBRUARY 28, 2007 (UNAUDITED)

Schedule of Investments Manhattan Fund cont'd

               Number of Shares                  Market Value/+/
                                                 (000's omitted)
               100,000 Grupo Televisa GDS           $  2,729
                45,000 Lamar Advertising               2,882*
                65,000 Liberty Global Class A          1,871*
                55,000 R.R. Donnelley                  1,990
                                                    --------
                                                      13,277

               Medical Equipment (5.8%)
                47,500 C.R. Bard                       3,790
                67,500 Hologic, Inc.                   3,716*
                20,500 Intuitive Surgical              2,278*
               120,000 Kyphon Inc.                     5,413*
                90,000 ResMed Inc.                     4,300*
                86,000 Varian Medical Systems          3,952*
                                                    --------
                                                      23,449

               Retail (7.3%)
                42,000 Abercrombie & Fitch             3,283
               210,000 Coach, Inc.                     9,912*/E/
                65,000 Dollar Tree Stores              2,217*
               130,000 Nordstrom, Inc.                 6,902/E/
                52,500 O' Reilly Automotive            1,807*
                35,000 PETsMART, Inc.                  1,061
                50,000 Polo Ralph Lauren               4,349
                                                    --------
                                                      29,531

               Semiconductors (3.3%)
                52,500 Diodes Inc.                     1,971*
                40,000 MEMC Electronic Materials       2,063*
               135,500 Microchip Technology            4,824/E/
                85,000 QLogic Corp.                    1,495*
                60,000 Varian Semiconductor
                        Equipment                      2,867*
                                                    --------
                                                      13,220

               Software (2.1%)
               105,000 Autodesk, Inc.                  4,321*
                70,000 Citrix Systems                  2,254*
                35,000 Electronic Arts                 1,764*
                                                    --------
                                                       8,339

               Technology (6.8%)
                47,000 Akamai Technologies             2,424*/E/
               330,000 Arris Group                     4,336*
               120,000 Cognizant Technology
                        Solutions                     10,824*

             Number of Shares                       Market Value/+/
                                                    (000's omitted)
                 16,000 Equinix Inc.                   $  1,323*/E/
                 52,500 GSI Commerce                      1,004*
                105,000 Logitech International S.A.       2,746*
                 74,500 Network Appliance                 2,881*
                 55,000 NVIDIA Corp.                      1,705*
                                                       --------
                                                         27,243

             Telecommunications (7.7%)
                146,500 American Tower                    5,676*
                300,000 Dobson Communications             2,664*
                130,000 Leap Wireless International       8,784*
                115,000 NeuStar, Inc.                     3,680*/E/
                142,000 NII Holdings                     10,059*
                                                       --------
                                                         30,863

             Transportation (1.6%)
                 80,000 C.H. Robinson Worldwide           4,077/E/
                 50,000 Expeditors International          2,242
                                                       --------
                                                          6,319

             Utilities (0.3%)
                 35,000 Mirant Corp.                      1,304*

             Total Common Stocks
             (Cost $258,175)                            400,028
                                                       --------

             Short-Term Investments (19.3%)
              3,303,482 Neuberger Berman
                         Prime Money Fund
                         Trust Class                      3,303@
             74,445,001 Neuberger Berman
                         Securities Lending
                         Quality Fund, LLC               74,445/++/
                                                       --------

             Total Short-Term Investments
             (Cost $77,748)                              77,748#
                                                       --------

             Total Investments (118.7%)
             (Cost $335,923)                            477,776##
             Liabilities, less cash,
              receivables and other assets
              [(18.7%)]                                 (75,416)
                                                       --------

             Total Net Assets (100.0%)                 $402,360
                                                       --------

See Notes to Schedule of Investments

                                 NEUBERGER BERMAN FEBRUARY 28, 2007 (UNAUDITED)

Schedule of Investments Millennium Fund

--------------------------------------------------------------------------------

                            Top Ten Equity Holdings

                                Holding           %

                             1  Orient-Express
                                Hotel           5.2

                             2  Gaylord
                                Entertainment   4.1

                             3  Vail Resorts    3.4

                             4  BE Aerospace    2.6

                             5  Advent Software 2.2

                             6  Geo Group       2.2

                             7  Jones Lang
                                LaSalle         2.2

                             8  NICE-Systems
                                ADR             2.1

                             9  Affiliated
                                Managers Group  2.1

                            10  ADVANTA Corp.
                                Class B         2.0

--------------------------------------------------------------------------------

             Number of Shares                       Market Value/+/
                                                    (000's omitted)

             Common Stocks (99.3%)

             Aerospace (3.7%)
             20,200 AAR Corp.                           $   588*
             44,600 BE Aerospace                          1,347*
                                                        -------
                                                          1,935

             Banking & Financial (1.4%)
             29,625 Glacier Bancorp                         724

             Business Services (12.1%)
             10,500 Advisory Board                          546*
             17,600 FTI Consulting                          591*
             24,800 Geo Group                             1,160*
             13,400 Huron Consulting Group                  850*
             21,100 i2 Technologies                         502*/E/
             32,000 Liquidity Services                      578*
             42,200 PeopleSupport Inc.                      893*
             14,700 Sotheby's                               535
             25,400 Trimble Navigation                      672*
                                                        -------
                                                          6,327

             Business Services--IT Business
             Services (1.7%)
             25,400 Syntel, Inc.                            911

             Communications Equipment (5.8%)
             31,600 NICE-Systems ADR                      1,082*
             67,600 Nuance Communications                   953*/E/
             38,500 SBA Communications                    1,038*
                                                        -------
                                                          3,073

             Consumer Staples (1.6%)
             40,600 Physicians Formula Holdings             821*

             Education (2.7%)
             22,800 Capella Education                       746*
             23,200 Career Education                        686*
                                                        -------
                                                          1,432

             Energy (1.2%)
              8,200 Core Laboratories N.V.                  647*

             Financial Services (9.5%)
             25,100 ADVANTA Corp. Class B                 1,048
              9,500 Affiliated Managers Group             1,078*/E/
              7,600 Fortress Investment Group               230/E/
             16,500 GFI Group                             1,017*
             10,800 Jones Lang LaSalle                    1,143
              9,000 Lazard Ltd.                             463
                                                        -------
                                                          4,979

             Health Care (8.2%)
             33,800 Allscripts Healthcare Solutions         915*
              6,000 ICON PLC                                250*
             34,200 Immucor, Inc.                         1,017*
             36,800 Omnicell, Inc.                          714*

              Number of Shares                     Market Value/+/
                                                   (000's omitted)
              13,500 Techne Corp.                      $   760*
              17,200 VCA Antech                            632*
                                                       -------
                                                         4,288

              Health Products & Services (4.2%)
              29,100 AMN Healthcare Services               809*/E/
              16,000 Digene Corp.                          756*
              15,500 Integra LifeSciences Holdings         652*
                                                       -------
                                                         2,217

              Industrial (2.5%)
              17,900 Gardner Denver                        606*
              25,500 Mobile Mini                           687*
                                                       -------
                                                         1,293

              Insurance (1.2%)
              12,100 ProAssurance Corp.                    623*

              Internet (2.0%)
              38,900 ValueClick, Inc.                    1,031*

              Leisure (16.5%)
              39,800 Gaylord Entertainment               2,148*
              52,500 Orient-Express Hotel                2,711
              16,200 Pinnacle Entertainment                524*
              19,100 Steiner Leisure                       863*
              34,300 Vail Resorts                        1,782*/E/
              16,500 WMS Industries                        618*
                                                       -------
                                                         8,646

              Manufacturing (0.9%)
              15,300 CLARCOR Inc.                          474

              Medical Equipment (2.6%)
              13,400 ArthroCare Corp.                      487*
              16,300 Hologic, Inc.                         898*
                                                       -------
                                                         1,385

              Oil & Gas (1.4%)
              15,900 Arena Resources                       718*

              Retail (3.6%)
              14,900 GameStop Corp. Class A                781*
              18,200 Hibbett Sports                        567*
              11,900 Under Armour Class A                  547*
                                                       -------
                                                         1,895

              Semiconductors (1.8%)
              19,400 Varian Semiconductor
                      Equipment                            927*

              Software (8.0%)
              32,500 Advent Software                     1,177*
              27,900 DealerTrack Holdings                  808*
              18,000 Kenexa Corp.                          606*
              30,250 THQ Inc.                              974*

Schedule of Investments Millennium Fund cont'd

                 Number of Shares               Market Value/+/
                                                (000's omitted)
                 24,000 Ultimate Software Group     $   639*
                                                    -------
                                                      4,204

                 Technology (5.4%)
                 25,500 Atheros Communications          644*
                  6,300 Equinix Inc.                    521*
                 42,600 Perot Systems                   717*
                 47,300 Vocus, Inc.                     938*
                                                    -------
                                                      2,820

                 Transportation (1.3%)
                 19,100 Kirby Corp.                     698*

                 Total Common Stocks
                 (Cost $42,054)                      52,068
                                                    -------

                Number of Shares                Market Value/+/
                                                (000's omitted)

                Short-Term Investments (9.5%)
                  944,226 Neuberger Berman
                           Prime Money Fund
                           Trust Class              $   944@
                4,055,701 Neuberger Berman
                           Securities Lending
                           Quality Funding, LLC       4,056/++/
                                                    -------

                Total Short-Term Investments
                (Cost $5,000)                         5,000#
                                                    -------

                Total Investments (108.8%)
                (Cost $47,054)                       57,068##
                Liabilities, less cash,
                 receivables and other assets
                 [(8.8%)]                            (4,591)
                                                    -------

                Total Net Assets (100.0%)           $52,477
                                                    -------

See Notes to Schedule of Investments

                                 NEUBERGER BERMAN FEBRUARY 28, 2007 (UNAUDITED)

Schedule of Investments Partners Fund

--------------------------------------------------------------------------------

                            Top Ten Equity Holdings

                                 Holding         %

                              1  Terex Corp.   2.7

                              2  NVR, Inc.     2.3

                              3  Berkshire
                                 Hathaway
                                 Class B       2.2

                              4  KB HOME       2.1

                              5  D.R. Horton   2.1

                              6  Goldman Sachs
                                 Group         2.1

                              7  American
                                 International
                                 Group         2.0

                              8  UnitedHealth
                                 Group         2.0

                              9  Aetna Inc.    2.0

                             10  Joy Global    2.0

--------------------------------------------------------------------------------

             Number of Shares                     Market Value/+/
                                                  (000's omitted)

             Common Stocks (99.2%)

             Auto Related (1.5%)
               926,000 Harley-Davidson              $   61,023

             Banking & Financial (2.4%)
             2,144,090 Hudson City Bancorp              28,731/E/
               861,400 Merrill Lynch                    72,082/E/
                                                    ----------
                                                       100,813

             Building, Construction
             & Furnishing (2.1%)
             3,361,932 D.R. Horton                      85,292/E/

             Coal (2.3%)
             1,825,500 Arch Coal                        56,846/E/
               935,000 Peabody Energy                   37,774/E/
                                                    ----------
                                                        94,620

             Consumer Discretionary (1.8%)
             1,064,575 Best Buy                         49,471/E/
               286,500 Whirlpool Corp.                  25,272
                                                    ----------
                                                        74,743

             Defense (1.5%)
               700,100 L-3 Communications
                        Holdings                        60,979

             Electric Utilites (1.5%)
             1,609,400 Mirant Corp.                     59,966*

             Energy (2.6%)
               718,900 Suncor Energy                    51,135
             1,188,600 Xstrata PLC                      55,914
                                                    ----------
                                                       107,049

             Energy Services & Equipment (2.6%)
             1,758,800 Halliburton Co.                  54,312/E/
               760,200 Noble Corp.                      53,381
                                                    ----------
                                                       107,693

             Financial Services (5.9%)
                25,100 Berkshire Hathaway Class B       88,427*
             1,834,688 Countrywide Financial            70,232
               420,900 Goldman Sachs Group              84,854
                                                    ----------
                                                       243,513

             Food & Beverage (0.7%)
             1,162,300 Constellation Brands             27,268*

             Health Care (8.3%)
             2,460,400 Boston Scientific                40,129*
               479,600 Caremark Rx                      29,539
             1,178,900 Medtronic, Inc.                  59,369
             1,580,400 UnitedHealth Group               82,497
               849,200 WellPoint Inc.                   67,418*/E/
               757,800 Zimmer Holdings                  63,905*/E/
                                                    ----------
                                                       342,857

             Number of Shares                      Market Value/+/
                                                   (000's omitted)

             Home Builders (11.3%)
             1,808,724 Cemex SAB de C.V. ADR         $   61,461*
             1,564,400 Centex Corp.                      72,526/E/
             2,381,200 Hovnanian Enterprises             74,055*/E/
             1,762,900 KB HOME                           87,440/E/
             1,518,200 Lennar Corp. Class A              74,756/E/
               138,200 NVR, Inc.                         93,561*
                                                     ----------
                                                        463,799

             Industrial (4.1%)
             2,370,700 Chicago Bridge & Iron             70,481
             1,583,500 General Electric                  55,296
             1,331,700 Owens Corning                     42,627*/E/
                                                     ----------
                                                        168,404

             Insurance (5.0%)
             1,851,000 Aetna Inc.                        81,944
             1,231,700 American International
                        Group                            82,647
               432,100 Hartford Financial Services
                        Group                            40,859
                                                     ----------
                                                        205,450

             Machinery & Equipment (6.6%)
             1,209,100 Caterpillar Inc.                  77,890
             1,843,959 Joy Global                        81,761
             1,697,000 Terex Corp.                      111,731*
                                                     ----------
                                                        271,382

             Materials (1.2%)
               704,600 Teck Cominco Class B              49,618

             Metals (1.6%)
             1,180,300 Freeport-McMoRan Copper
                        & Gold                           67,761/E/

             Oil & Gas (12.7%)
             1,418,700 Canadian Natural Resources        71,361/E/
             1,345,600 Denbury Resources                 38,807*
               538,400 EOG Resources                     36,471/E/
               543,500 Exxon Mobil                       38,958
               851,900 National-Oilwell Varco            59,326*
               552,700 Petroleo Brasileiro ADR           49,964
             1,060,450 Quicksilver Resources             40,902*/E/
             1,146,700 Southwestern Energy               44,721*/E/
             2,467,050 Talisman Energy                   42,606/E/
             1,054,400 Valero Energy                     60,786
               772,566 XTO Energy                        39,911/E/
                                                     ----------
                                                        523,813

             Personal Products (0.8%)
               644,500 NBTY, Inc.                        31,374*/E/

             Pharmaceutical (1.9%)
             1,194,700 Shire PLC ADR                     77,022

Schedule of Investments Partners Fund cont'd

             Number of Shares                      Market Value/+/
                                                   (000's omitted)

             Retail (4.4%)
             1,449,400 Federated Department
                       Stores                        $   64,730/E/
               856,700 J.C. Penney                       69,487
             1,696,900 TJX Cos.                          46,665
                                                     ----------
                                                        180,882

             Software (6.4%)
             2,809,500 Activision, Inc.                  46,975*/E/
             2,250,100 Check Point Software
                        Technologies                     50,807*
             1,930,600 Microsoft Corp.                   54,385
             3,319,000 Oracle Corp.                      54,531*/E/
             3,331,368 Symantec Corp.                    56,967*
                                                     ----------
                                                        263,665

             Steel (1.9%)
               861,300 United States Steel               76,328/E/

             Technology (2.5%)
               946,200 Lexmark International Group       57,302*/E/
             1,516,000 Texas Instruments                 46,935
                                                     ----------
                                                        104,237

             Transportation (1.6%)
             1,066,350 Frontline Ltd.                    37,297/E/
             1,047,659 Ship Finance International        27,239/E/
                                                     ----------
                                                         64,536

                Number of Shares                Market Value/+/
                                                (000's omitted)

                Utilities (3.5%)
                  1,129,800 NRG Energy            $   74,838*
                  1,016,700 TXU Corp.                 67,255
                                                  ----------
                                                     142,093

                Wireless Telecommunications
                Services (0.5%)
                    487,600 China Mobile ADR          22,640

                Total Common Stocks
                (Cost $3,255,543)                  4,078,820
                                                  ----------

                Short-Term Investments (12.6%)
                 32,033,272 Neuberger Berman
                             Prime Money Fund
                             Trust Class              32,033@
                484,183,446 Neuberger Berman
                             Securities Lending
                             Quality Fund, LLC       484,183/++/
                                                  ----------

                Total Short-Term Investments
                (Cost $516,216)                      516,216#
                                                  ----------

                Total Investments (111.8%)
                (Cost $3,771,759)                  4,595,036##
                Liabilities, less cash,
                 receivables and other assets
                 [(11.8%)]                          (485,669)
                                                  ----------

                Total Net Assets (100.0%)         $4,109,367
                                                  ----------

See Notes to Schedule of Investments

                                 NEUBERGER BERMAN FEBRUARY 28, 2007 (UNAUDITED)

Schedule of Investments Real Estate Fund

--------------------------------------------------------------------------------

                            Top Ten Equity Holdings

                               Holding              %

                            1  SL Green Realty    6.0

                            2  Simon Property
                               Group              5.5

                            3  Vornado Realty
                               Trust              4.9

                            4  ProLogis           4.6

                            5  General Growth
                               Properties         4.5

                            6  Developers
                               Diversified Realty 4.4

                            7  Duke Realty        3.9

                            8  Host Hotels &
                               Resorts            3.8

                            9  Boston Properties  3.7

                           10  Brookfield
                               Properties         3.7

--------------------------------------------------------------------------------

             Number of Shares                       Market Value/+/
                                                    (000's omitted)

             Common Stocks (95.7%)

             Apartments (11.8%)
              72,900 Archstone-Smith Trust             $  4,112
              28,100 Avalonbay Communities                3,865/E/
              23,722 Camden Property Trust                1,708
              77,200 Equity Residential                   3,921
              54,300 Home Properties                      3,181/E/
                                                       --------
                                                         16,787

             Commercial Services (1.6%)
             147,700 NorthStar Realty Finance             2,241

             Community Centers (6.8%)
              95,900 Developers Diversified Realty        6,287
               8,900 Equity One                             239
              36,500 Regency Centers                      3,129
                                                       --------
                                                          9,655

             Diversified (6.7%)
              55,300 iStar Financial                      2,646
              54,700 Vornado Realty Trust                 6,958
                                                       --------
                                                          9,604

             Finance (1.3%)
              71,000 Crystal River Capital                1,810/E/

             Health Care (4.1%)
              35,000 Health Care Property Investors       1,287
              85,800 Nationwide Health Properties         2,838
              37,100 Ventas, Inc.                         1,700
                                                       --------
                                                          5,825

             Industrial (7.3%)
              66,600 AMB Property                         3,915
              98,400 ProLogis                             6,507
                                                       --------
                                                         10,422

             Lodging (5.1%)
             206,889 Host Hotels & Resorts                5,437/E/
              61,800 Sunstone Hotel Investors             1,751
                                                       --------
                                                          7,188

             Office (26.5%)
              39,150 Alexandria Real Estate
                      Equities                            4,118/E/
             247,000 American Financial Realty
                      Trust                               2,742

Number of Shares                                                Market Value/+/
                                                                (000's omitted)
                      44,100          Boston Properties            $  5,296
                      90,700          Brookfield Asset
                                       Management Class A             4,878
                     116,800          Brookfield Properties           5,198/E/
                      72,800          Highwoods Properties            3,216
                      94,600          Maguire Properties              3,695
                      58,300          SL Green Realty                 8,504/E/
                                                                   --------
                                                                     37,647

Office--Industrial (5.3%)
                      50,400          Digital Realty Trust            1,998
                     125,800          Duke Realty                     5,543/E/
                                                                   --------
                                                                      7,541

Regional Malls (17.5%)
                     100,400          General Growth Properties       6,368
                      83,000          Kimco Realty                    4,172
                      25,900          Macerich Co.                    2,424
                      69,300          Simon Property Group            7,813
                      69,800          Taubman Centers                 4,151/E/
                                                                   --------
                                                                     24,928

Self Storage (1.7%)
                      24,100          Public Storage                  2,441

Total Common Stocks
(Cost $115,177)                                                     136,089
                                                                   --------

Short-Term Investments (18.8%)
                   5,280,103          Neuberger Berman
                                       Prime Money Fund
                                       Trust Class                    5,280@
                  21,451,801          Neuberger Berman
                                       Securities Lending
                                       Quality Fund, LLC             21,452/++/
                                                                   --------

Total Short-Term Investments
(Cost $26,732)                                                       26,732#
                                                                   --------

Total Investments (114.5%)
(Cost $141,909)                                                     162,821##
Liabilities, less cash,
 receivables and other assets
 [(14.5%)]                                                          (20,644)
                                                                   --------

Total Net Assets (100.0%)                                          $142,177
                                                                   --------

See Notes to Schedule of Investments

Schedule of Investments Regency Fund

--------------------------------------------------------------------------------

                            Top Ten Equity Holdings

                                Holding            %

                             1  NVR, Inc.        2.2

                             2  Terex Corp.      2.2

                             3  United States
                                Steel            2.0

                             4  Bear Stearns     2.0

                             5  Freeport-
                                McMoRan
                                Copper & Gold    2.0

                             6  NRG Energy       1.9

                             7  Joy Global       1.9

                             8  Shire PLC ADR    1.9

                             9  CIGNA Corp.      1.8

                            10  Cleveland-Cliffs 1.8

--------------------------------------------------------------------------------

              Number of Shares                     Market Value/+/
                                                   (000's omitted)

              Common Stocks (98.7%)

              Aerospace (1.7%)
               65,900 Embraer-Empresa Brasileira
                       de Aeronautica ADR             $  2,988/E/

              Auto Related (2.5%)
               52,050 Advance Auto Parts                 1,960
               35,600 Harley-Davidson                    2,346
                                                      --------
                                                         4,306

              Banking & Financial (2.6%)
              125,400 Hudson City Bancorp                1,681
               82,300 IndyMac Bancorp                    2,825
                                                      --------
                                                         4,506

              Business Services (1.0%)
               35,100 Affiliated Computer Services       1,824*

              Coal (2.3%)
               75,500 Arch Coal                          2,351/E/
               41,600 Peabody Energy                     1,681
                                                      --------
                                                         4,032

              Communications Equipment (1.0%)
              130,700 Arris Group                        1,717*/E/

              Consumer Discretionary (1.3%)
               26,600 Whirlpool Corp.                    2,346/E/

              Defense (1.6%)
               31,100 L-3 Communications Holdings        2,709

              Electric Utilities (4.8%)
               45,300 DPL Inc.                           1,367/E/
               25,000 Edison International               1,173
               67,300 Mirant Corp.                       2,508*
               50,400 NRG Energy                         3,338*
                                                      --------
                                                         8,386

              Energy Services & Equipment (1.3%)
               32,700 Noble Corp.                        2,296

              Financial Services (2.0%)
               23,100 Bear Stearns                       3,517

              Food & Beverage (2.8%)
              124,800 Constellation Brands               2,928*
               15,600 Smithfield Foods                     456*
               86,800 Tyson Foods                        1,584
                                                      --------
                                                         4,968

              Health Care (3.1%)
               40,900 Coventry Health Care               2,226*
               31,100 LifePoint Hospitals                1,138*
               50,700 Omnicare, Inc.                     2,106/E/
                                                      --------
                                                         5,470

              Number of Shares                    Market Value/+/
                                                  (000's omitted)

              Home Builders (11.3%)
               53,300 Centex Corp.                   $  2,471
               95,000 Hovnanian Enterprises             2,954*/E/
               52,500 KB HOME                           2,604/E/
               62,000 Lennar Corp. Class A              3,053
               76,100 Meritage Homes                    2,949*
                5,600 NVR, Inc.                         3,791*
               40,100 Ryland Group                      1,932/E/
                                                     --------
                                                       19,754

              Industrial (3.9%)
               89,700 Chicago Bridge & Iron             2,667
               91,100 United Rentals                    2,604*
               62,400 Walter Industries                 1,555/E/
                                                     --------
                                                        6,826

              Insurance (5.5%)
               61,700 Aetna Inc.                        2,731
               22,100 CIGNA Corp.                       3,149
               50,400 Endurance Specialty
                       Holdings                         1,787
               56,200 Fidelity National Financial
                       Class A                          1,349
               10,600 PMI Group                           497
                                                     --------
                                                        9,513

              Machinery & Equipment (4.1%)
               75,150 Joy Global                        3,332/E/
               57,100 Terex Corp.                       3,760*
                                                     --------
                                                        7,092

              Manufacturing (2.5%)
               20,600 Eaton Corp.                       1,669
               61,100 Ingersoll-Rand                    2,646
                                                     --------
                                                        4,315

              Metals (5.4%)
               54,200 Cleveland-Cliffs                  3,057
               59,600 Freeport-McMoRan Copper
                       & Gold                           3,421
               40,500 Teck Cominco Class B              2,852
                                                     --------
                                                        9,330

              Oil & Gas (8.4%)
               52,300 Canadian Natural
                       Resources                        2,630
               75,200 Denbury Resources                 2,169*
               39,350 Quicksilver Resources             1,518*/E/
               41,200 Southwestern Energy               1,607*
               19,700 Sunoco, Inc.                      1,271
              111,180 Talisman Energy                   1,920
               55,500 Williams Cos                      1,497
               39,642 XTO Energy                        2,048
                                                     --------
                                                       14,660

                                 NEUBERGER BERMAN FEBRUARY 28, 2007 (UNAUDITED)

Schedule of Investments Regency Fund cont'd

             Number of Shares                      Market Value/+/
                                                   (000's omitted)
             Oil Services (1.9%)
              45,300 Oceaneering
                      International                   $  1,787*/E/
              53,200 Oil States International            1,561*
                                                      --------
                                                         3,348
             Personal Products (1.1%)
              37,700 NBTY, Inc.                          1,835*
             Pharmaceutical (3.0%)
              62,400 Endo Pharmaceuticals
                      Holdings                           1,948*
              50,800 Shire PLC ADR                       3,275
                                                      --------
                                                         5,223
             Real Estate (6.5%)
              87,700 Annaly Mortgage
                      Management                         1,230
              41,000 Colonial Properties Trust           1,884/E/
              31,500 Developers Diversified
                      Realty                             2,065/E/
              45,600 First Industrial Realty Trust       2,118
              59,500 iStar Financial                     2,847
              24,700 Ventas, Inc.                        1,132
                                                      --------
                                                        11,276
             Retail (4.0%)
              62,200 Aeropostale, Inc.                   2,279*
             112,700 Circuit City Stores                 2,145
              33,800 Hot Topic                             360*
              77,800 TJX Cos.                            2,139
                                                      --------
                                                         6,923
             Semiconductors (2.6%)
              74,500 Avnet, Inc.                         2,724*
              43,500 International Rectifier             1,867*
                                                      --------
                                                         4,591
             Software (3.5%)
             117,400 Activision, Inc.                    1,963*
              76,600 Check Point Software
                      Technologies                       1,730*/E/
               8,900 McAfee Inc.                           268*
             118,000 Take-Two Interactive Software       2,100*/E/
                                                      --------
                                                         6,061

             Number of Shares                      Market Value/+/
                                                   (000's omitted)
             Steel (2.0%)
                 39,700 United States Steel           $  3,518
             Technology (1.2%)
                 35,800 Lexmark International
                         Group                           2,168*/E/
             Transportation (1.5%)
                 28,700 Frontline Ltd. ADR               1,028/E/
                 62,575 Ship Finance International       1,627
                                                      --------
                                                         2,655
             Utilities (1.7%)
                 22,200 National Fuel Gas                  927/E/
                 30,000 TXU Corp.                        1,985
                                                      --------
                                                         2,912
             Utilities, Electric & Gas (0.6%)
                 13,100 Constellation Energy
                         Group                           1,031

             Total Common Stocks
             (Cost $144,171)                           172,096
                                                      --------

             Short-Term Investments (18.6%)
              2,114,738 Neuberger Berman
                         Prime Money Fund
                         Trust Class                     2,115@
             30,367,601 Neuberger Berman
                         Securities Lending
                         Quality Fund, LLC              30,367/++/
                                                      --------

             Total Short-Term Investments
             (Cost $32,482)                             32,482#
                                                      --------

             Total Investments (117.3%)
             (Cost $176,653)                           204,578##
             Liabilities, less cash,
              receivables and other assets
              [(17.3%)]                                (30,181)
                                                      --------

             Total Net Assets (100.0%)                $174,397
                                                      --------

See Notes to Schedule of Investments

Schedule of Investments Socially Responsive Fund

--------------------------------------------------------------------------------

                            Top Ten Equity Holdings

                               Holding             %

                            1  Texas Instruments 5.1

                            2  Altera Corp.      5.1

                            3  Danaher Corp.     4.7

                            4  E.W. Scripps      4.7

                            5  Willis Group
                               Holdings          4.2

                            6  State Street      4.1

                            7  UnitedHealth
                               Group             4.0

                            8  Bank of New York  3.9

                            9  Citigroup Inc.    3.8

                           10  Liberty Global
                               Class A           3.8

--------------------------------------------------------------------------------

              Number of Shares                     Market Value/+/
                                                   (000's omitted)

              Common Stocks (97.2%)

              Automotive (5.2%)
                353,700   BorgWarner, Inc.            $ 26,046
                147,750   Toyota Motor ADR              19,725/E/
                                                      --------
                                                        45,771

              Banking & Financial (8.0%)
                853,050   Bank of New York              34,651
                553,275   State Street               36,245/E/
                                                      --------
                                                        70,896

              Biotechnology (0.5%)
                312,900   Medarex, Inc.                  4,280*

              Business Services (2.8%)
                329,450   Manpower Inc.                 24,478

              Cable Systems (8.2%)
              1,074,900   Comcast Corp. Class A
                           Special                      27,356*
              1,160,761   Liberty Global Class A        33,418*
                416,761   Liberty Global Class C        11,361*
                                                      --------
                                                        72,135

              Consumer Discretionary (2.0%)
                289,025   Target Corp.                  17,784

              Consumer Staples (1.2%)
                190,975   Costco Wholesale              10,674

              Energy (1.9%)
                274,025   BP PLC ADR                    16,891

              Financial Services (7.2%)
                669,175   Citigroup Inc.                33,726
                306,100   Freddie Mac                   19,645
                 52,200   Goldman Sachs Group           10,524
                                                      --------
                                                        63,895

              Health Products & Services (4.0%)
                679,425   UnitedHealth Group            35,466

              Industrial (7.7%)
                359,575   3M Co.                        26,637
                574,650   Danaher Corp.                 41,168
                                                      --------
                                                        67,805

              Insurance (5.4%)
                461,050   Progressive Corp.             10,572
                938,775   Willis Group Holdings         37,269
                                                      --------
                                                        47,841

              Life Science Tools & Supplies (2.1%)
                259,325   Millipore Corp.               18,547*

              Media (7.1%)
                907,200   E.W. Scripps                  41,141

           Number of Shares                         Market Value/+/
                                                    (000's omitted)
               902,401 Liberty Media Holding
                        Interactive Class A            $ 21,270*
                                                       --------
                                                         62,411

           Oil & Gas (3.4%)
               184,519 Cimarex Energy                     6,441
               552,400 Newfield Exploration              23,875*
                                                       --------
                                                         30,316

           Pharmaceutical (6.9%)
               541,075 Novartis AG ADR                   29,992*
               357,950 Novo-Nordisk A/S
                        Class B                          30,830
                                                       --------
                                                         60,822

           Technology (3.4%)
             1,101,951 National Instruments              29,565

           Technology--Semiconductor (10.1%)
             2,123,100 Altera Corp.                      44,819*
             1,447,750 Texas Instruments                 44,822
                                                       --------
                                                         89,641

           Technology--Semiconductor Capital
           Equipment (3.4%)
             1,887,500 Teradyne, Inc.                    30,427*

           Transportation (2.6%)
               532,750 Canadian National
                        Railway                          23,287

           Utilities (4.1%)
             1,868,663 National Grid                     28,005
               107,218 National Grid ADR                  8,050
                                                       --------
                                                         36,055

           Total Common Stocks
           (Cost $694,420)                              858,987
                                                       --------

           Short-Term Investments (3.3%)
            29,618,601 Neuberger Berman Securities
                        Lending Quality Fund, LLC
                        (Cost $29,619)                   29,619#/++/
                                                       --------

           Principal Amount

           Repurchase Agreements (2.9%)
           $25,433,000 State Street Bank and Trust
                        Co., Repurchase Agreement,
                        4.99%, due 3/1/07, dated
                        2/28/07, Maturity Value
                        $25,436,525, Collateralized
                        by $26,565,000 Fannie
                        Mae, 4.25%, due 8/15/10
                        (Collateral Value
                        $26,199,731)
                        (Cost $25,433)                   25,433#
                                                       --------

                                 NEUBERGER BERMAN FEBRUARY 28, 2007 (UNAUDITED)

Schedule of Investments Socially Responsive Fund cont'd

                Principal Amount                 Market Value/+/
                                                 (000's omitted)

                Certificates of Deposit (0.1%)
                $100,000 Community Capital Bank,
                          4.45%, due 3/31/07        $    100
                 100,000 Self Help Credit Union,
                          4.86%, due 5/16/07             100
                 100,000 Shorebank Chicago,
                          4.55%, due 6/7/07              100
                 100,000 Shorebank Pacific,
                          4.33%, due 5/2/07              100
                                                    --------

                Total Certificates of Deposit
                (Cost $400)                              400#
                                                    --------

                Total Investments (103.5%)
                (Cost $749,872)                      914,439##
                Liabilities, less cash,
                 receivables and other assets
                 [(3.5%)]                            (30,667)
                                                    --------

                Total Net Assets (100.0%)           $883,772
                                                    --------

See Notes to Schedule of Investments

Notes to Schedule of Investments

/+/Investments in equity securities by each fund are valued at the latest sale price where that price is readily available; securities for which no sales were reported, unless otherwise noted, are valued at the mean between the closing bid and asked prices, with the exception of securities held by Neuberger Berman International Fund ("International"), Neuberger Berman International Institutional Fund ("International Institutional") and Neuberger Berman International Large Cap Fund ("International Large Cap"), which are valued at the last available bid price. Securities traded primarily on the NASDAQ Stock Market are normally valued by the funds at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. The funds value all other securities including securities for which the necessary last sale, asked and/or bid prices are not readily available, by methods the Board of Trustees of Neuberger Berman Equity Funds (the "Board") has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding. Foreign security prices are furnished by independent quotation services and expressed in local currency values. Foreign security prices are currently translated from the local currency into U.S. dollars using the exchange rate as of 4:00 p.m., Eastern time. The Board has approved the use of FT Interactive Data Corporation ("FT Interactive") to assist in determining the fair value of the funds' foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that a fund could expect to receive for those securities. In this event, FT Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors. In the absence of precise information about the market values of these foreign securities as of the close of the New York Stock Exchange, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the funds could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade. However, fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security next trades. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.
#  At cost, which approximates market value.

                                 NEUBERGER BERMAN FEBRUARY 28, 2007 (UNAUDITED)

Notes to Schedule of Investments cont'd

## At February 28, 2007, selected fund information on a U.S. federal income tax basis was as follows:

                                                   Gross        Gross          Net
(000's omitted)                               Unrealized   Unrealized   Unrealized
Neuberger Berman                       Cost Appreciation Depreciation Appreciation
All Cap Growth Fund              $    5,906   $      537   $      122   $      415
Century Fund                          9,093        1,268          143        1,125
Fasciano Fund                       455,162      119,559       11,211      108,348
Focus Fund                          895,071      296,718        1,936      294,782
Genesis Fund                      9,277,485      997,920       68,473      929,447
Guardian Fund                     1,179,330      442,400        5,953      436,447
International Fund                1,439,942      294,894       39,282      255,612
International Institutional Fund    555,989       77,969       17,290       60,679
International Large Cap Fund         99,614        4,964        1,734        3,230
Manhattan Fund                      336,353      143,812        2,389      141,423
Millennium Fund                      47,063       10,285          280       10,005
Partners Fund                     3,772,971      862,179       40,114      822,065
Real Estate Fund                    141,973       21,640          792       20,848
Regency Fund                        177,346       30,242        3,010       27,232
Socially Responsive Fund            750,180      167,303        3,044      164,259

*     Security did not produce income during the last twelve months.
/n/ Restricted security subject to restrictions on resale under federal securities laws. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers under Rule 144A and have been deemed by the investment manager to be liquid. At February 28, 2007, these securities amounted to $3,463,000 or 0.03% of net assets for Genesis, $10,054,000 or 0.6% of net assets for International and $2,877,000 or 0.5% of net assets for International Institutional.
/E/ All or a portion of this security is on loan (see Note A of Notes to Financial Statements).
^     Affiliated issuer (see Notes A & F of Notes to Financial Statements).
@ Neuberger Berman Prime Money Fund ("Prime Money") is also managed by Neuberger Berman Management Inc. and may be considered an affiliate since it has the same officers, Board members, and investment manager as the fund and because, at times, the fund may own 5% or more of the outstanding voting securities of Prime Money (see Notes A & F of Notes to Financial Statements).
/++/ Managed by an affiliate of Neuberger Berman Management Inc. and could be deemed an affiliate of the fund (see Notes A & F of Notes to Financial Statements).

Statements of Assets and Liabilities


                                                                                                  --------------------------

Neuberger Berman Equity Funds                                                                     All Cap Growth    Century
(000's omitted except per share amounts)                                                                    Fund       Fund
Assets
    Investments in securities, at market value*/+/ (Notes A & F)--see Schedule of Investments:
    Unaffiliated issuers                                                                                  $6,147  $ 10,201
    Affiliated issuers                                                                                       174        17
                                                                                                           6,321    10,218
   Foreign currency                                                                                           --        --
   Dividends and interest receivable                                                                           3        18
   Receivable for securities sold                                                                             46        --
   Receivable for Fund shares sold                                                                            --        --
   Receivable from administrator--net (Note B)                                                                 5        15
   Receivable for securities lending income (Note A)                                                          --        --
   Prepaid expenses and other assets                                                                          --        --
Total Assets                                                                                               6,375    10,251
Liabilities
   Due to custodian                                                                                           --        --
   Payable for collateral on securities loaned (Note A)                                                       --        --
   Payable for securities purchased                                                                           36        --
   Payable for Fund shares redeemed                                                                           14         6
   Payable to investment manager--net (Notes A & B)                                                            3         4
   Payable to administrator--net (Note B)                                                                     --        --
   Payable for securities lending fees (Note A)                                                               --        --
   Accrued expenses and other payables                                                                        46        36
Total Liabilities                                                                                             99        46
Net Assets at value                                                                                       $6,276  $ 10,205
Net Assets consist of:
   Paid-in capital                                                                                        $5,649  $ 42,858
   Undistributed net investment income (loss)                                                                 --        (7)
   Distributions in excess of net investment income                                                          (37)       --
   Accumulated net realized gains (losses) on investments                                                    249   (33,908)
   Net unrealized appreciation (depreciation) in value of investments                                        415     1,262
Net Assets at value                                                                                       $6,276  $ 10,205
Net Assets
   Investor Class                                                                                         $   --  $ 10,205
   Trust Class                                                                                             6,276        --
   Advisor Class                                                                                              --        --
   Institutional Class                                                                                        --        --
Shares Outstanding ($.001 par value; unlimited shares authorized)
   Investor Class                                                                                             --     1,480
   Trust Class                                                                                               559        --
   Advisor Class                                                                                              --        --
   Institutional Class                                                                                        --        --
Net Asset Value, offering and redemption price per share
   Investor Class                                                                                         $   --  $   6.90
   Trust Class                                                                                             11.23        --
   Advisor Class                                                                                              --        --
   Institutional Class                                                                                        --        --
/+/Securities on loan, at market value:
   Unaffiliated issuers                                                                                   $   --  $     --
*Cost of investments:
   Unaffiliated issuers                                                                                   $5,732  $  8,939
   Affiliated issuers                                                                                        174        17
Total cost of investments                                                                                 $5,906  $  8,956
Total cost of foreign currency                                                                            $   --  $     --

                                                                                                  ---------

Neuberger Berman Equity Funds                                                                      Fasciano
(000's omitted except per share amounts)                                                               Fund
Assets
    Investments in securities, at market value*/+/ (Notes A & F)--see Schedule of Investments:
    Unaffiliated issuers                                                                          $443,362
    Affiliated issuers                                                                             120,148
                                                                                                   563,510
   Foreign currency                                                                                     --
   Dividends and interest receivable                                                                   287
   Receivable for securities sold                                                                    2,038
   Receivable for Fund shares sold                                                                     727
   Receivable from administrator--net (Note B)                                                          --
   Receivable for securities lending income (Note A)                                                   430
   Prepaid expenses and other assets                                                                    --
Total Assets                                                                                       566,992
Liabilities
   Due to custodian                                                                                     --
   Payable for collateral on securities loaned (Note A)                                             94,980
   Payable for securities purchased                                                                  2,387
   Payable for Fund shares redeemed                                                                  5,090
   Payable to investment manager--net (Notes A & B)                                                    313
   Payable to administrator--net (Note B)                                                               61
   Payable for securities lending fees (Note A)                                                        419
   Accrued expenses and other payables                                                                 207
Total Liabilities                                                                                  103,457
Net Assets at value                                                                               $463,535
Net Assets consist of:
   Paid-in capital                                                                                $341,921
   Undistributed net investment income (loss)                                                       (1,060)
   Distributions in excess of net investment income                                                     --
   Accumulated net realized gains (losses) on investments                                           14,326
   Net unrealized appreciation (depreciation) in value of investments                              108,348
Net Assets at value                                                                               $463,535
Net Assets
   Investor Class                                                                                 $435,760
   Trust Class                                                                                          --
   Advisor Class                                                                                    27,775
   Institutional Class                                                                                  --
Shares Outstanding ($.001 par value; unlimited shares authorized)
   Investor Class                                                                                   10,253
   Trust Class                                                                                          --
   Advisor Class                                                                                     2,472
   Institutional Class                                                                                  --
Net Asset Value, offering and redemption price per share
   Investor Class                                                                                 $  42.50
   Trust Class                                                                                          --
   Advisor Class                                                                                     11.23
   Institutional Class                                                                                  --
/+/Securities on loan, at market value:
   Unaffiliated issuers                                                                           $ 91,926
*Cost of investments:
   Unaffiliated issuers                                                                           $335,014
   Affiliated issuers                                                                              120,148
Total cost of investments                                                                         $455,162
Total cost of foreign currency                                                                    $     --

See Notes to Financial Statements

                                 NEUBERGER BERMAN FEBRUARY 28, 2007 (UNAUDITED)



-------------------------------------------------------------------------------------------------------------

     Focus      Genesis    Guardian International       International   International   Manhattan Millennium
      Fund         Fund        Fund          Fund  Institutional Fund  Large Cap Fund        Fund       Fund
$1,147,730 $ 5,145,935  $1,522,480     $1,493,396            $533,689        $ 97,001  $ 400,028   $  52,068
    42,123   5,060,997      93,297        202,158              82,979           5,843     77,748       5,000
 1,189,853  10,206,932   1,615,777      1,695,554             616,668         102,844    477,776      57,068
        --          --       2,930         28,477               8,108             126         47          --
     1,793       7,977       1,102          3,656                 990             108        167           9
    19,802      72,901       6,969          3,409                 458              17         --         899
       266       8,733         580          2,639                   8           7,910        330          58
        --          --          --             --                 146              --         --          34
        92          --         103            686                 257              --        328          15
         9          18          52              1                  --              --          3          --
 1,211,815  10,296,561   1,627,513      1,734,422             626,635         111,005    478,651      58,083
        41          --          --             --                  --              --         --          --
    15,588          --      57,182        135,108              51,699              --     74,445       4,056
    13,101      57,152       3,226         20,890               7,745           1,070        786       1,185
     1,111      23,712       1,381          2,292                 240              38        352         224
       471       5,271         601            971                 366              43        171          35
       274       2,579         346            415                  --              17         82          --
        74          --          89            603                 228              --        317          13
       258         769         358            376                 142              84        138          93
    30,918      89,483      63,183        160,655              60,420           1,252     76,291       5,606
$1,180,897 $10,207,078  $1,564,330     $1,573,767            $566,215        $109,753  $ 402,360   $  52,477
$  802,561 $ 6,005,664  $1,079,381     $1,259,339            $465,383        $106,324  $ 579,682   $ 149,910
       730          --          --             --                  --              --       (984)       (284)
        --      (8,448)       (701)          (503)               (670)           (116)        --          --
    80,684     701,319      48,620         57,950              39,968             310   (318,190)   (107,163)
   296,922   3,508,543     437,030        256,981              61,534           3,235    141,852      10,014
$1,180,897 $10,207,078  $1,564,330     $1,573,767            $566,215        $109,753  $ 402,360   $  52,477
$1,053,519 $ 1,853,501  $1,432,723     $  726,598            $     --        $     --  $ 393,534   $  46,870
   100,865   5,100,923     130,415        847,169                  --          25,644      7,870       3,187
    26,513     548,490       1,192             --                  --              --        956       2,420
        --   2,704,164          --             --             566,215          84,109         --          --
    33,780      54,303      75,992         29,808                  --              --     41,785       2,727
     4,398     104,470       8,787         31,655                  --           2,273        546         169
     1,656      19,168          71             --                  --              --         64         191
        --      57,792          --             --              41,497           7,452         --          --
$    31.19 $     34.13  $    18.85     $    24.38            $     --        $     --  $    9.42   $   17.19
     22.93       48.83       14.84          26.76                  --           11.28      14.42       18.90
     16.01       28.62       16.69             --                  --              --      14.91       12.66
        --       46.79          --             --               13.64           11.29         --          --
$   14,551 $        --  $   55,746     $  128,359            $ 49,258        $     --  $  72,871   $   3,943
$  850,806 $ 3,235,834  $1,085,446     $1,236,352            $472,148        $ 93,767  $ 258,175   $  42,054
    42,123   3,462,555      93,297        202,158              82,979           5,843     77,748       5,000
$  892,929 $ 6,698,389  $1,178,743     $1,438,510            $555,127        $ 99,610  $ 335,923   $  47,054
$       -- $        --  $    2,934     $   28,437            $  8,099        $    124  $      48   $      --

Statements of Assets and Liabilities cont'd


                                                                                                 ------------------------

Neuberger Berman Equity Funds                                                                      Partners Real Estate
(000's omitted except per share amounts)                                                               Fund        Fund
Assets
    Investments in securities, at market value*/+/ (Notes A & F)-see Schedule of Investments:
    Unaffiliated issuers                                                                         $4,078,820    $136,089
    Affiliated issuers                                                                              516,216      26,732
                                                                                                  4,595,036     162,821
   Foreign currency                                                                                   4,497          --
   Dividends and interest receivable                                                                  6,837         126
   Receivable for securities sold                                                                    34,635         430
   Receivable for Fund shares sold                                                                    2,514         734
   Receivable from administrator--net (Note B)                                                           --           6
   Receivable for securities lending income (Note A)                                                  2,297         115
   Prepaid expenses and other assets                                                                      5          --
Total Assets                                                                                      4,645,821     164,232
Liabilities
   Due to custodian                                                                                      --          --
   Payable for collateral on securities loaned (Note A)                                             484,183      21,452
   Payable for securities purchased                                                                  42,262         203
   Payable for Fund shares redeemed                                                                   4,842         115
   Payable to investment manager--net (Notes A & B)                                                   1,450          94
   Payable to administrator--net (Note B)                                                             1,237          --
   Payable for securities lending fees (Note A)                                                       2,177         113
   Accrued expenses and other payables                                                                  303          78
Total Liabilities                                                                                   536,454      22,055
Net Assets at value                                                                              $4,109,367    $142,177
Net Assets consist of:
   Paid-in capital                                                                               $3,137,969    $114,081
   Undistributed net investment income (loss)                                                           397          --
   Distributions in excess of net investment income                                                      --        (482)
   Accumulated net realized gains (losses) on investments                                           147,695       7,666
   Net unrealized appreciation (depreciation) in value of investments                               823,306      20,912
Net Assets at value                                                                              $4,109,367    $142,177
Net Assets
   Investor Class                                                                                $2,233,204    $     --
   Trust Class                                                                                    1,075,598     142,177
   Advisor Class                                                                                    667,789          --
   Institutional Class                                                                              132,776          --
Shares Outstanding ($.001 par value; unlimited shares authorized)
   Investor Class                                                                                    71,609          --
   Trust Class                                                                                       44,688       8,369
   Advisor Class                                                                                     31,990          --
   Institutional Class                                                                                4,237          --
Net Asset Value, offering and redemption price per share
   Investor Class                                                                                $    31.19    $     --
   Trust Class                                                                                        24.07       16.99
   Advisor Class                                                                                      20.88          --
   Institutional Class                                                                                31.34          --
/+/Securities on loan, at market value:
   Unaffiliated issuers                                                                          $  467,687    $ 20,895
*Cost of investments:
   Unaffiliated issuers                                                                          $3,255,543    $115,177
   Affiliated issuers                                                                               516,216      26,732
Total cost of investments                                                                        $3,771,759    $141,909
Total cost of foreign currency                                                                   $    4,468    $     --

                                                                                                 -----------------------------

Neuberger Berman Equity Funds                                                                      Regency Socially Responsive
(000's omitted except per share amounts)                                                              Fund                Fund
Assets
    Investments in securities, at market value*/+/ (Notes A & F)-see Schedule of Investments:
    Unaffiliated issuers                                                                         $172,096             $884,820
    Affiliated issuers                                                                             32,482               29,619
                                                                                                  204,578              914,439
   Foreign currency                                                                                    --                1,439
   Dividends and interest receivable                                                                  153                  585
   Receivable for securities sold                                                                   3,168                7,865
   Receivable for Fund shares sold                                                                    321                2,629
   Receivable from administrator--net (Note B)                                                         --                   --
   Receivable for securities lending income (Note A)                                                  151                   80
   Prepaid expenses and other assets                                                                   --                   --
Total Assets                                                                                      208,371              927,037
Liabilities
   Due to custodian                                                                                    30                   --
   Payable for collateral on securities loaned (Note A)                                            30,367               29,619
   Payable for securities purchased                                                                 2,356               12,035
   Payable for Fund shares redeemed                                                                   870                  822
   Payable to investment manager--net (Notes A & B)                                                    75                  356
   Payable to administrator--net (Note B)                                                              41                  236
   Payable for securities lending fees (Note A)                                                       144                   75
   Accrued expenses and other payables                                                                 91                  122
Total Liabilities                                                                                  33,974               43,265
Net Assets at value                                                                              $174,397             $883,772
Net Assets consist of:
   Paid-in capital                                                                               $138,456             $713,207
   Undistributed net investment income (loss)                                                          --                  207
   Distributions in excess of net investment income                                                   (30)                  --
   Accumulated net realized gains (losses) on investments                                           8,046                5,777
   Net unrealized appreciation (depreciation) in value of investments                              27,925              164,581
Net Assets at value                                                                              $174,397             $883,772
Net Assets
   Investor Class                                                                                $ 99,713             $575,370
   Trust Class                                                                                     74,684              308,402
   Advisor Class                                                                                       --                   --
   Institutional Class                                                                                 --                   --
Shares Outstanding ($.001 par value; unlimited shares authorized)
   Investor Class                                                                                   5,373               22,272
   Trust Class                                                                                      4,610               17,245
   Advisor Class                                                                                       --                   --
   Institutional Class                                                                                 --                   --
Net Asset Value, offering and redemption price per share
   Investor Class                                                                                $  18.56             $  25.83
   Trust Class                                                                                      16.20                17.88
   Advisor Class                                                                                       --                   --
   Institutional Class                                                                                 --                   --
/+/Securities on loan, at market value:
   Unaffiliated issuers                                                                          $ 29,336             $ 28,966
*Cost of investments:
   Unaffiliated issuers                                                                          $144,171             $720,253
   Affiliated issuers                                                                              32,482               29,619
Total cost of investments                                                                        $176,653             $749,872
Total cost of foreign currency                                                                   $     --             $  1,425

See Notes to Financial Statements

                  This page has been left blank intentionally

Statements of Operations

                                                                       --------------------------------------------------------

Neuberger Berman Equity Funds                                          All Cap Growth  Century  Fasciano      Focus    Genesis
                                                                               Fund**     Fund      Fund       Fund       Fund
(000's omitted)
Investment Income
Income (Note A):
Dividend income--unaffiliated issuers                                           $  14     $ 71   $ 1,643  $  5,369  $  16,103
Dividend income--affiliated issuers (Note F)                                       --       --        --        --    147,209
Interest income--unaffiliated issuers                                               1       --         6         3        336
Income from securities loaned--net (Note F)                                        --       --        52        97         --
Income from investments in affiliated issuers (Note F)                              7        1       395     1,290     14,591
Foreign taxes withheld                                                             --       --        (9)      (16)      (170)
Total income                                                                       22       72     2,087     6,743    178,069
Expenses:
Investment management fees (Notes A & B)                                           15       29     2,118     3,096     34,863
Administration fees (Note B)                                                        2        3       150       371      3,161
Administration fees (Note B):
    Investor Class                                                                 --       11       210     1,098      1,856
    Trust Class                                                                     9       --        --       190      9,378
    Advisor Class                                                                  --       --        52        48        967
    Institutional Class                                                            --       --        --        --      1,168
Distribution fees (Note B):
    Trust Class                                                                     3       --        --        56         --
    Advisor Class                                                                  --       --        38        35        711
Shareholder servicing agent fees:
    Investor Class                                                                 --       20       346       291        620
    Trust Class                                                                     5       --        --        11         21
    Advisor Class                                                                  --       --        12        11         14
    Institutional Class                                                            --       --        --        --         10
Organization expense (Note A)                                                      39       --        --        --         --
Audit fees                                                                          6        8        29        29         29
Custodian fees (Note B)                                                            13       14        80       141        856
Insurance expense                                                                   1       --        12        12        290
Legal fees                                                                         12       18        23        21         21
Registration and filing fees                                                       12       22        31        54        166
Reimbursement of expenses previously assumed by administrator (Note B)             --       --        --        --         --
Shareholder reports                                                                12        3        52        71        715
Trustees' fees and expenses                                                        13       12        12        12         14
Interest expense (Note E)                                                          --       --        --        --         --
Miscellaneous                                                                       1        1        24        39        105
Total expenses                                                                    143      141     3,189     5,586     54,965

Expenses reimbursed by administrator (Note B)                                    (113)     (62)      (27)       --         (1)
Investment management fees waived (Note A)                                         --       --        (6)      (20)      (228)
Expenses reduced by custodian fee expense offset and commission
 recapture arrangements (Note B)                                                   --       --        (9)      (33)      (124)
Total net expenses                                                                 30       79     3,147     5,533     54,612
Net investment income (loss)                                                       (8)      (7)   (1,060)    1,210    123,457
Realized and Unrealized Gain (Loss) on Investments (Note A)
Net realized gain (loss) on:
    Sales of investment securities of unaffiliated issuers                        249      511    14,326   109,095    621,743
    Sales of investment securities of affiliated issuers                           --       --        --        --    195,346
    Foreign currency                                                               --       --        --         2         --
Change in net unrealized appreciation (depreciation) in value of:
    Unaffiliated investment securities                                            415       97    22,068   (32,300)  (140,593)
    Affiliated investment securities                                               --       --        --   (12,368)  (107,537)
    Foreign currency                                                               --       --        --        (2)        --
Net gain (loss) on investments                                                    664      608    36,394    64,427    568,959
Net increase (decrease) in net assets resulting from operations                 $ 656     $601   $35,334  $ 65,637  $ 692,416

                                                                       ---------

Neuberger Berman Equity Funds                                           Guardian
                                                                            Fund
(000's omitted)
Investment Income
Income (Note A):
Dividend income--unaffiliated issuers                                  $  9,077
Dividend income--affiliated issuers (Note F)                                 --
Interest income--unaffiliated issuers                                         6
Income from securities loaned--net (Note F)                                 121
Income from investments in affiliated issuers (Note F)                      770
Foreign taxes withheld                                                      (44)
Total income                                                              9,930
Expenses:
Investment management fees (Notes A & B)                                  3,896
Administration fees (Note B)                                                480
Administration fees (Note B):
    Investor Class                                                        1,440
    Trust Class                                                             271
    Advisor Class                                                             2
    Institutional Class                                                      --
Distribution fees (Note B):
    Trust Class                                                              79
    Advisor Class                                                             2
Shareholder servicing agent fees:
    Investor Class                                                          508
    Trust Class                                                              11
    Advisor Class                                                            10
    Institutional Class                                                      --
Organization expense (Note A)                                                --
Audit fees                                                                   29
Custodian fees (Note B)                                                     176
Insurance expense                                                            26
Legal fees                                                                   23
Registration and filing fees                                                 55
Reimbursement of expenses previously assumed by administrator (Note B)       --
Shareholder reports                                                         106
Trustees' fees and expenses                                                  12
Interest expense (Note E)                                                    --
Miscellaneous                                                                48
Total expenses                                                            7,174

Expenses reimbursed by administrator (Note B)                                (8)
Investment management fees waived (Note A)                                  (12)
Expenses reduced by custodian fee expense offset and commission
 recapture arrangements (Note B)                                            (30)
Total net expenses                                                        7,124
Net investment income (loss)                                              2,806
Realized and Unrealized Gain (Loss) on Investments (Note A)
Net realized gain (loss) on:
    Sales of investment securities of unaffiliated issuers               67,870
    Sales of investment securities of affiliated issuers                     --
    Foreign currency                                                          7
Change in net unrealized appreciation (depreciation) in value of:
    Unaffiliated investment securities                                   61,891
    Affiliated investment securities                                         --
    Foreign currency                                                        (20)
Net gain (loss) on investments                                          129,748
Net increase (decrease) in net assets resulting from operations        $132,554

** Period from September 5, 2006 (Commencement of Operations) to February 28,
   2007.


See Notes to Financial Statements

        NEUBERGER BERMAN FOR THE SIX MONTHS ENDED FEBRUARY 28, 2007 (UNAUDITED)


-----------------------------------------------------------------------------

               International  International
International  Institutional      Large Cap  Manhattan  Millennium   Partners
         Fund           Fund           Fund       Fund        Fund       Fund
     $ 12,123        $ 3,947         $  304    $   815      $   40  $ 20,120
           --             --             --         --          --        --
           52             14             38         --          --        48
          510            198             --         60          11       616
        1,028            808             99        117           5     1,150
         (879)          (238)           (20)        (3)         --      (254)
       12,834          4,729            421        989          56    21,680
        6,357          2,563            149      1,040         223     8,936
          485            185             16        115          16     1,192
          779             --             --        377          47     2,177
        1,424             --             24         12           5     1,723
           --             --             --          1           4     1,097
           --            278             18         --          --        61
           --             --              7         --           1       507
           --             --             --          1           3       806
          358             --             --        219          49       548
           94             --              9         10          10        16
           --             --              1         10           9        13
           --             11             --         --          --         7
           --             --             --         --          --        --
           29             21              9          9           8        29
          637            279             36         77          38       346
           42              5             --          6           1        84
           28             31             31         22          45        29
           80             51             25         52          62       154
           --             --             --         --          --        10
          218             55              9         22           5       256
           12             12             12         12          12        12
           --              3             --         --          --        --
           80             29              1         13           3        83
       10,623          3,523            347      1,998         541    18,086

           --           (852)           (75)        (9)       (195)       --
          (16)           (13)            (2)        (2)         --       (18)
         (100)            (2)            (2)       (14)         (6)     (119)
       10,507          2,656            268      1,973         340    17,949
        2,327          2,073            153       (984)       (284)    3,731
       81,010         40,468            294     19,936       5,964   149,802
           --             --             --         --          --        --
         (949)          (387)            28         --          --       (17)
       88,760         31,589          3,144     35,229       1,461   261,044
           --             --             --         --          --        --
          (62)            (7)             2         (2)         --       (17)
      168,759         71,663          3,468     55,163       7,425   410,812
     $171,086        $73,736         $3,621    $54,179      $7,141  $414,543

        NEUBERGER BERMAN FOR THE SIX MONTHS ENDED FEBRUARY 28, 2007 (UNAUDITED)

Statements of Operations cont'd

                                                                                                ---------------------------------

Neuberger Berman Equity Funds                                                                   Real Estate   Regency   Socially
                                                                                                       Fund      Fund Responsive
                                                                                                                            Fund
(000's omitted)
Investment Income
Income (Note A):
Dividend income--unaffiliated issuers                                                               $ 1,041  $   996     $ 4,160
Dividend income--affiliated issuers (Note F)                                                             --       --          --
Interest income--unaffiliated issuers                                                                    --       --         616
Income from securities loaned--net (Note F)                                                               5       42          39
Income from investments in affiliated issuers (Note F)                                                  118       78          --
Foreign taxes withheld                                                                                   (8)      (6)        (21)
Total income                                                                                          1,156    1,110       4,794
Expenses:
Investment management fees (Notes A & B)                                                                468      475       2,109
Administration fees (Note B)                                                                             33       52         243
Administration fees (Note B):
    Investor Class                                                                                       --      104         536
    Trust Class                                                                                         187      116         465
    Advisor Class                                                                                        --       --          --
    Institutional Class                                                                                  --       --          --
Distribution fees (Note B):
    Trust Class                                                                                          55       34         137
    Advisor Class                                                                                        --       --          --
Shareholder servicing agent fees:
    Investor Class                                                                                       --       36         181
    Trust Class                                                                                          17       20          22
    Advisor Class                                                                                        --       --          --
    Institutional Class                                                                                  --       --          --
Organization expense (Note A)                                                                            --       --          --
Audit fees                                                                                               29        9           9
Custodian fees (Note B)                                                                                  30       59         110
Insurance expense                                                                                         1        5          15
Legal fees                                                                                               34       26          21
Registration and filing fees                                                                             27       50          57
Reimbursement of expenses previously assumed by administrator (Note B)                                   --       --          --
Shareholder reports                                                                                      16       18          58
Trustees' fees and expenses                                                                              12       12          12
Interest expense (Note E)                                                                                --       --          --
Miscellaneous                                                                                             4        8          19
Total expenses                                                                                          913    1,024       3,994

Expenses reimbursed by administrator (Note B)                                                          (365)     (25)         --
Investment management fees waived (Note A)                                                               (2)      (1)         --
Expenses reduced by custodian fee expense offset and commission recapture arrangements (Note B)          (7)     (11)        (17)
Total net expenses                                                                                      539      987       3,977
Net investment income (loss)                                                                            617      123         817
Realized and Unrealized Gain (Loss) on Investments (Note A)
Net realized gain (loss) on:
    Sales of investment securities of unaffiliated issuers                                            9,319    9,626      11,007
    Sales of investment securities of affiliated issuers                                                 --       --          --
    Foreign currency                                                                                     --      (25)         (2)
Change in net unrealized appreciation (depreciation) in value of:
    Unaffiliated investment securities                                                                6,920   12,290      57,909
    Affiliated investment securities                                                                     --       --          --
    Foreign currency                                                                                     --       --         (12)
Net gain (loss) on investments                                                                       16,239   21,891      68,902
Net increase (decrease) in net assets resulting from operations                                     $16,856  $22,014     $69,719

See Notes to Financial Statements

                  This page has been left blank intentionally

Statements of Changes in Net Assets


                                                                    ALL CAP GROWTH FUND        CENTURY FUND
                                                                    ----------------------------------------------

Neuberger Berman Equity Funds                                               Period from
                                                                      September 5, 2006    Six Months
                                                                          (Commencement         Ended        Year
                                                                      of Operations) to  February 28,       Ended
                                                                      February 28, 2007          2007  August 31,
                                                                            (Unaudited)   (Unaudited)        2006
(000's omitted)
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)                                                     $   (8)      $    (7)    $   (29)
Net realized gain (loss) on investments                                             249           511         998
Change in net unrealized appreciation (depreciation) of investments                 415            97        (428)
Net increase (decrease) in net assets resulting from operations                     656           601         541
Distributions to Shareholders From (Note A):
Net investment income:
Investor Class                                                                       --            --         (10)
Trust Class                                                                         (29)           --
                                                                                                               --
Advisor Class                                                                        --            --          --
Institutional Class                                                                  --            --          --
Net realized gain on investments:
Investor Class                                                                       --            --          --
Trust Class                                                                          --            --          --
Advisor Class                                                                        --            --          --
Institutional Class                                                                  --            --          --
Total distributions to shareholders                                                 (29)           --         (10)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class                                                                       --           360         986
Trust Class                                                                       5,633            --          --
Advisor Class                                                                        --            --          --
Institutional Class                                                                  --            --          --
Proceeds from reinvestment of dividends and distributions:
Investor Class                                                                       --            --          10
Trust Class                                                                          29            --          --
Advisor Class                                                                        --            --          --
Institutional Class                                                                  --            --          --
Payments for shares redeemed:
Investor Class                                                                       --        (1,114)     (2,384)
Trust Class                                                                         (13)           --          --
Advisor Class                                                                        --            --          --
Institutional Class                                                                  --            --          --
Redemption fees retained (Note A):
Investor Class                                                                       --            --          --
Trust Class                                                                          --            --          --
Institutional Class                                                                  --            --          --
Net increase (decrease) from Fund share transactions                              5,649          (754)     (1,388)
Net Increase (Decrease) in Net Assets                                             6,276          (153)       (857)
Net Assets:
Beginning of period                                                                  --        10,358      11,215
End of period                                                                    $6,276       $10,205     $10,358
Undistributed net investment income (loss) at end of period                      $   --       $    (7)    $    --
Distributions in excess of net investment income at end of period                $  (37)      $    --     $    --

See Notes to Financial Statements

                                 NEUBERGER BERMAN FEBRUARY 28, 2007 (UNAUDITED)



      FASCIANO FUND              FOCUS FUND                GENESIS FUND              GUARDIAN FUND
--------------------------------------------------------------------------------------------------------


  Six Months                Six Months                Six Months                 Six Months
       Ended        Year         Ended         Year        Ended          Year        Ended         Year
February 28,       Ended  February 28,        Ended February 28,         Ended February 28,        Ended
        2007  August 31,          2007   August 31,         2007    August 31,         2007   August 31,
 (Unaudited)        2006   (Unaudited)         2006  (Unaudited)          2006  (Unaudited)         2006
   $  (1,060)  $  (1,651)   $    1,210  $    4,365   $   123,457  $   (20,095)   $    2,806  $    7,199
      14,326      32,017       109,097     293,362       817,089      728,742        67,877     170,381
      22,068     (34,467)      (44,670)   (211,191)     (248,130)    (182,686)       61,871     (69,578)
      35,334      (4,101)       65,637      86,536       692,416      525,961       132,554     108,002
          --          --        (4,667)     (7,182)      (23,854)          --        (5,089)     (9,488)
          --          --          (176)       (908)      (64,091)          --          (394)       (913)
          --          --            --          --        (3,326)          --            --          --
          --          --            --          --       (40,634)          --            --          --
     (24,503)    (19,063)     (149,441)   (151,927)     (136,962)     (42,234)      (95,843)         --
          --          --       (15,150)    (20,727)     (407,232)    (149,678)      (10,901)         --
      (1,565)     (1,148)       (3,844)     (4,380)      (41,442)     (15,383)          (90)         --
          --          --            --          --      (189,815)     (44,310)           --          --
     (26,068)    (20,211)     (173,278)   (185,124)     (907,356)    (251,605)     (112,317)    (10,401)
      34,155     123,938        11,999      41,544       113,113      324,066        28,219      85,074
          --          --         7,094      27,283       266,031    1,497,975        11,452      30,627
       5,237      15,976         2,359       9,005        66,264      204,942           163         970
          --          --            --          --       338,025    1,125,031            --          --
      23,351      18,288       135,985     139,895       152,962       39,720        94,424       8,786
          --          --        15,159      21,474       458,765      146,095        11,152         902
       1,375         936         3,793       4,321        43,253       15,068            84          --
          --          --            --          --       225,523       43,379            --          --
    (114,820)   (155,513)      (91,592)   (190,577)     (276,320)    (332,430)     (124,345)   (179,975)
          --          --       (24,940)   (112,163)   (1,481,500)  (2,174,412)      (55,408)    (60,775)
     (13,003)    (12,607)       (5,364)    (18,194)     (170,178)    (277,450)         (349)       (328)
          --          --            --          --      (428,988)    (392,380)           --          --
          --          --            --          --            --           --            --          --
          --          --            --          --            --           --            --          --
          --          --            --          --            --           --            --          --
     (63,705)     (8,982)       54,493     (77,412)     (693,050)     219,604       (34,608)   (114,719)
     (54,439)    (33,294)      (53,148)   (176,000)     (907,990)     493,960       (14,371)    (17,118)
     517,974     551,268     1,234,045   1,410,045    11,115,068   10,621,108     1,578,701   1,595,819
   $ 463,535   $ 517,974    $1,180,897  $1,234,045   $10,207,078  $11,115,068    $1,564,330  $1,578,701
   $  (1,060)  $      --    $      730  $    4,363   $        --  $        --    $       --  $    1,976
   $      --   $      --    $       --  $       --   $    (8,448) $        --    $     (701) $       --

Statements of Changes in Net Assets cont'd

                                                                       INTERNATIONAL FUND           INTERNATIONAL
                                                                                                 INSTITUTIONAL FUND

                                                                    ----------------------------------------------------

Neuberger Berman Equity Funds                                         Six Months                Six Months
                                                                           Ended         Year        Ended        Year
                                                                    February 28,        Ended February 28,       Ended
                                                                            2007   August 31,         2007  August 31,
                                                                     (Unaudited)         2006  (Unaudited)        2006
(000's omitted)
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)                                          $    2,327  $   16,720     $   2,073    $  5,797
Net realized gain (loss) on investments                                   80,061     129,058        40,081      11,876
Change in net unrealized appreciation (depreciation) of investments       88,698      60,580        31,582      27,028
Net increase (decrease) in net assets resulting from operations          171,086     206,358        73,736      44,701
Distributions to Shareholders From (Note A):
Net investment income:
Investor Class                                                            (8,286)     (3,846)           --          --
Trust Class                                                               (7,025)     (1,296)           --          --
Advisor Class                                                                 --          --            --          --
Institutional Class                                                           --          --        (7,370)       (364)
Net realized gain on investments:
Investor Class                                                           (67,008)    (22,582)           --          --
Trust Class                                                              (74,272)    (13,284)           --          --
Advisor Class                                                                 --          --            --          --
Institutional Class                                                           --          --       (12,486)       (618)
Total distributions to shareholders                                     (156,591)    (41,008)      (19,856)       (982)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class                                                            43,759     645,135            --          --
Trust Class                                                               99,042     751,747            --          --
Advisor Class                                                                 --          --            --          --
Institutional Class                                                           --          --        61,499     570,726
Proceeds from reinvestment of dividends and distributions:
Investor Class                                                            65,532      24,086            --          --
Trust Class                                                               71,436      11,417            --          --
Advisor Class                                                                 --          --            --          --
Institutional Class                                                           --          --        18,835         956
Payments for shares redeemed:
Investor Class                                                          (310,431)   (300,797)           --          --
Trust Class                                                             (202,390)   (193,754)           --          --
Advisor Class                                                                 --          --            --          --
Institutional Class                                                           --          --      (195,587)    (30,035)
Redemption fees retained (Note A):
Investor Class                                                                30         222            --          --
Trust Class                                                                   30         173            --          --
Institutional Class                                                           --          --            --           7
Net increase (decrease) from Fund share transactions                    (232,992)    938,229      (115,253)    541,654
Net Increase (Decrease) in Net Assets                                   (218,497)  1,103,579       (61,373)    585,373
Net Assets:
Beginning of period                                                    1,792,264     688,685       627,588      42,215
End of period                                                         $1,573,767  $1,792,264     $ 566,215    $627,588
Undistributed net investment income (loss) at end of period           $       --  $   12,481     $      --    $  4,627
Distributions in excess of net investment income at end of period     $     (503) $       --     $    (670)   $     --

                                                                             INTERNATIONAL
                                                                                LARGE CAP
                                                                                   FUND
                                                                    -------------------------------

Neuberger Berman Equity Funds                                         Six Months        Period from
                                                                           Ended     August 1, 2006
                                                                    February 28,      (Commencement
                                                                            2007  of Operations) to
                                                                     (Unaudited)    August 31, 2006
(000's omitted)
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)                                            $    153             $    6
Net realized gain (loss) on investments                                      322                 11
Change in net unrealized appreciation (depreciation) of investments        3,146                 89
Net increase (decrease) in net assets resulting from operations            3,621                106
Distributions to Shareholders From (Note A):
Net investment income:
Investor Class                                                                --                 --
Trust Class                                                                  (69)                --
Advisor Class                                                                 --                 --
Institutional Class                                                         (202)                --
Net realized gain on investments:
Investor Class                                                                --                 --
Trust Class                                                                   (8)                --
Advisor Class                                                                 --                 --
Institutional Class                                                          (19)                --
Total distributions to shareholders                                         (298)                --
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class                                                                --                 --
Trust Class                                                               18,302              6,128
Advisor Class                                                                 --                 --
Institutional Class                                                       81,858                 --
Proceeds from reinvestment of dividends and distributions:
Investor Class                                                                --                 --
Trust Class                                                                   73                 --
Advisor Class                                                                 --                 --
Institutional Class                                                           76                 --
Payments for shares redeemed:
Investor Class                                                                --                 --
Trust Class                                                                 (114)                --
Advisor Class                                                                 --                 --
Institutional Class                                                           --                 --
Redemption fees retained (Note A):
Investor Class                                                                --                 --
Trust Class                                                                    1                 --
Institutional Class                                                           --                 --
Net increase (decrease) from Fund share transactions                     100,196              6,128
Net Increase (Decrease) in Net Assets                                    103,519              6,234
Net Assets:
Beginning of period                                                        6,234                 --
End of period                                                           $109,753             $6,234
Undistributed net investment income (loss) at end of period             $     --             $    2
Distributions in excess of net investment income at end of period       $   (116)            $   --


See Notes to Financial Statements

                                 NEUBERGER BERMAN FEBRUARY 28, 2007 (UNAUDITED)


     MANHATTAN FUND            MILLENNIUM FUND            PARTNERS FUND           REAL ESTATE FUND

-------------------------------------------------------------------------------------------------------

  Six Months                Six Months                Six Months                Six Months
       Ended        Year         Ended        Year         Ended         Year        Ended        Year
February 28,       Ended  February 28,       Ended  February 28,        Ended February 28,       Ended
        2007  August 31,          2007  August 31,          2007   August 31,         2007  August 31,
 (Unaudited)        2006   (Unaudited)        2006   (Unaudited)         2006  (Unaudited)        2006
    $   (984)   $ (1,362)      $  (284)   $   (666)   $    3,731  $   24,759      $    617    $    825
      19,936      36,120         5,964       5,700       149,785     137,462         9,319       7,425
      35,227      (2,110)        1,461      (2,162)      261,027     (17,439)        6,920       7,280
      54,179      32,648         7,141       2,872       414,543     144,782        16,856      15,530
          --          --            --          --       (13,850)    (18,699)           --          --
          --          --            --          --        (4,433)     (3,780)       (1,099)       (884)
          --          --            --          --        (1,723)       (104)           --          --
          --          --            --          --          (328)         --            --          --
          --          --            --          --       (36,646)    (91,158)           --          --
          --          --            --          --       (16,794)    (30,219)       (7,900)     (7,683)
          --          --            --          --       (10,866)     (7,184)           --          --
          --          --            --          --        (2,296)         --            --          --
          --          --            --          --       (86,936)   (151,144)       (8,999)     (8,567)
       8,754      22,003         1,596      18,706        90,121     671,050            --          --
       1,449       3,097         1,055       2,919       134,835     722,239        56,389      45,161
          92         940           407       1,556        95,788     618,254            --          --
          --          --            --          --         3,433     129,720            --          --
          --          --            --          --        48,176     105,591            --          --
          --          --            --          --        19,684      33,464         8,434       7,436
          --          --            --          --        11,469       5,950            --          --
          --          --            --          --         2,390          --            --          --
     (25,073)    (39,487)       (8,097)    (19,440)     (190,099)   (499,993)           --          --
      (1,097)     (4,667)         (726)     (3,433)     (132,193)   (316,714)      (17,229)    (19,629)
         (59)     (1,370)         (462)       (372)      (98,837)    (95,087)           --          --
          --          --            --          --       (15,681)       (750)           --          --
          --          --            --          --            --          --            --          --
          --          --            --          --            --          --            12          20
          --          --            --          --            --          --            --          --
     (15,934)    (19,484)       (6,227)        (64)      (30,914)  1,373,724        47,606      32,988
      38,245      13,164           914       2,808       296,693   1,367,362        55,463      39,951
     364,115     350,951        51,563      48,755     3,812,674   2,445,312        86,714      46,763
    $402,360    $364,115       $52,477    $ 51,563    $4,109,367  $3,812,674      $142,177    $ 86,714
    $   (984)   $     --       $  (284)   $     --           397  $   17,000      $     --    $     --
    $     --    $     --       $    --    $     --    $       --  $       --      $   (482)   $     --

Statements of Changes in Net Assets cont'd

                                                                          REGENCY FUND        SOCIALLY RESPONSIVE FUND
                                                                    ---------------------------------------------------

Neuberger Berman Equity Funds                                         Six Months                Six Months
                                                                           Ended        Year         Ended        Year
                                                                    February 28,       Ended  February 28,       Ended
                                                                            2007  August 31,          2007  August 31,
                                                                     (Unaudited)        2006   (Unaudited)        2006
(000's omitted)
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)                                            $    123    $  1,142      $    817    $  1,958
Net realized gain (loss) on investments                                    9,601         352        11,005       9,359
Change in net unrealized appreciation (depreciation) of investments       12,290       1,198        57,897      35,370
Net increase (decrease) in net assets resulting from operations           22,014       2,692        69,719      46,687
Distributions to Shareholders From (Note A):
Net investment income:
Investor Class                                                              (569)       (374)         (861)     (2,216)
Trust Class                                                                 (266)        (56)         (186)       (613)
Advisor Class                                                                 --          --            --          --
Institutional Class                                                           --          --            --          --
Net realized gain on investments:
Investor Class                                                              (508)     (8,166)       (5,153)    (11,034)
Trust Class                                                                 (354)     (2,669)       (2,650)     (4,833)
Advisor Class                                                                 --          --            --          --
Institutional Class                                                           --          --            --          --
Total distributions to shareholders                                       (1,697)    (11,265)       (8,850)    (18,696)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class                                                             9,329      46,580        78,674     187,121
Trust Class                                                               11,142      56,754        70,243     123,794
Advisor Class                                                                 --          --            --          --
Institutional Class                                                           --          --            --          --
Proceeds from reinvestment of dividends and distributions:
Investor Class                                                               996       6,228         5,704      12,761
Trust Class                                                                  587       2,622         2,736       5,265
Advisor Class                                                                 --          --            --          --
Institutional Class                                                           --          --            --          --
Payments for shares redeemed:
Investor Class                                                           (34,107)    (43,817)      (37,134)    (61,184)
Trust Class                                                               (9,189)    (28,561)      (23,971)    (39,251)
Advisor Class                                                                 --          --            --          --
Institutional Class                                                           --          --            --          --
Redemption fees retained (Note A):
Investor Class                                                                --          --            --          --
Trust Class                                                                   --          --            --          --
Institutional Class                                                           --          --            --          --
Net increase (decrease) from Fund share transactions                     (21,242)     39,806        96,252     228,506
Net Increase (Decrease) in Net Assets                                       (925)     31,233       157,121     256,497
Net Assets:
Beginning of period                                                      175,322     144,089       726,651     470,154
End of period                                                           $174,397    $175,322      $883,772    $726,651
Undistributed net investment income (loss) at end of period             $     --    $    682      $    207    $    437
Distributions in excess of net investment income at end of period       $    (30)   $     --      $     --    $     --

See Notes to Financial Statements

Notes to Financial Statements Equity Funds

                                 NEUBERGER BERMAN FEBRUARY 28, 2007 (UNAUDITED)

     Note A--Summary of Significant Accounting Policies:

1 General: Neuberger Berman Equity Funds (the "Trust") is a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated December 14, 2005. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended (the "1933 Act"). Neuberger Berman All Cap Growth Fund ("All Cap Growth"), Neuberger Berman Century Fund ("Century"), Neuberger Berman Fasciano Fund ("Fasciano"), Neuberger Berman Focus Fund ("Focus"), Neuberger Berman Genesis Fund ("Genesis"), Neuberger Berman Guardian Fund ("Guardian"), Neuberger Berman International Fund ("International"), Neuberger Berman International Institutional Fund ("International Institutional"), Neuberger Berman International Large Cap Fund ("International Large Cap"), Neuberger Berman Manhattan Fund ("Manhattan"), Neuberger Berman Millennium Fund ("Millennium"), Neuberger Berman Partners Fund ("Partners"), Neuberger Berman Real Estate Fund ("Real Estate"), Neuberger Berman Regency Fund ("Regency"), and Neuberger Berman Socially Responsive Fund ("Socially Responsive") (individually a "Fund," collectively, the "Funds") are separate operating series of the Trust, each of which (except Focus and Real Estate) is diversified. Eleven Funds offer Investor Class shares, twelve offer Trust Class shares, seven offer Advisor Class shares, and four offer Institutional Class shares. International Large Cap and All Cap Growth had no operations until
     August 1, 2006 and September 5, 2006, respectively, other than matters relating to their organization and registration of shares under the 1933 Act. The Board of Trustees of the Trust (the "Board") may establish additional series or classes of shares without the approval of shareholders.

     The assets of each Fund belong only to that Fund, and the liabilities of each Fund are borne solely by that Fund and no other.

     The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires Neuberger Berman Management Inc. ("Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

     Due to the treatment of redemption fees, certain items in the Financial Highlights for International and Real Estate for the periods ended
     August 31, 2003 and prior have been reclassified to conform to the current year presentation.

2 Portfolio valuation: Investment securities are valued as indicated in the notes following the Funds' Schedule of Investments.

3 Foreign currency translation: The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are currently translated into U.S. dollars using the exchange rate as of 4:00 p.m., Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss) arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statements of Operations.

Notes to Financial Statements Equity Funds cont'd


4 Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statements of Operations. Included in net realized gain (loss) on investments are proceeds from the settlements of class action litigation in which the Funds participated as plaintiffs. The amounts of such proceeds for the six months ended February 28, 2007 were $9,354, $32,454, $1,471,270, $3,381,110, $19,663, $702,018, $3, and $1,884 for Century,
     Focus, Genesis, Guardian, Millennium, Partners, Regency, and Socially Responsive, respectively.

5 Income tax information: The Funds are treated as separate entities for U.S. federal income tax purposes. It is the policy of each Fund, except All Cap Growth, to continue to, and the intention of All Cap Growth to qualify as regulated investment companies by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no federal income or excise tax provision is required.

     Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by each Fund, timing differences and differing characterization of distributions made by each Fund as a whole. The Funds may also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

     As determined on August 31, 2006, permanent differences resulting primarily from different book and tax accounting for net operating losses, foreign currency gains and losses, and characterization of distributions from real estate investment trusts were reclassified at fiscal year-end. These reclassifications had no effect on net income, net asset value or net asset value per share of each Fund.

                                 NEUBERGER BERMAN FEBRUARY 28, 2007 (UNAUDITED)


     The tax character of distributions paid during the years ended August 31, 2006 and August 31, 2005 were as follows:

                                             Distributions Paid From:
                                                    Long-Term
                        Ordinary Income           Capital Gain                  Total
                           2006        2005         2006         2005         2006         2005
Century             $    10,659 $        -- $         -- $         -- $     10,659 $         --
Fasciano              2,528,190   4,337,557   17,682,780    9,986,944   20,210,970   14,324,501
Focus                 8,090,253   3,156,434  177,033,770           --  185,124,023    3,156,434
Genesis                      --  15,290,311  251,604,878  218,119,739  251,604,878  233,410,050
Guardian             10,401,046   4,604,495           --           --   10,401,046    4,604,495
International        16,849,196   1,532,587   24,158,055           --   41,007,251    1,532,587
International
 Institutional/(1)/     982,212          --           --           --      982,212           --
International
 Large Cap/(2)/              --          --           --           --           --           --
Manhattan                    --          --           --           --           --           --
Millennium                   --          --           --           --           --           --
Partners             22,582,520  11,833,925  128,561,388           --  151,143,908   11,833,925
Real Estate           3,525,924   3,487,285    5,040,867    4,650,756    8,566,791    8,138,041
Regency               2,466,974     320,169    8,797,490    4,339,969   11,264,464    4,660,138
Socially Responsive   3,273,399     380,119   15,422,687    7,512,907   18,696,086    7,893,026

     (1)Period from June 17, 2005 (Commencement of Operations) to August 31,
        2005.
     (2)Period from August 1, 2006 (Commencement of Operations) to August 31, 2006.

     As of August 31, 2006, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

                            Undistributed Undistributed     Unrealized           Loss
                                 Ordinary     Long-Term   Appreciation  Carryforwards
                                   Income          Gain (Depreciation)  and Deferrals           Total
Century                       $        --  $         -- $    1,037,793 $ (34,291,893) $  (33,254,100)
Fasciano                               --    26,067,945     86,280,156            --     112,348,101
Focus                          13,338,762   133,281,292    339,384,829            --     486,004,883
Genesis                        17,977,966   643,024,042  3,755,352,550            --   4,416,354,558
Guardian                        1,975,988    87,918,118    374,817,975            --     464,712,081
International                  49,505,998    82,732,472    167,694,264            --     299,932,734
International Institutional    16,528,214       588,416     29,841,025            --      46,957,655
International Large Cap           105,383            --         88,455            --         193,838
Manhattan                              --            --    106,194,087  (337,696,007)   (231,501,920)
Millennium                             --            --      8,542,707  (113,117,183)   (104,574,476)
Partners                       16,999,976    66,591,392    560,199,938            --     643,791,306
Real Estate                       344,530     5,948,853     13,945,179            --      20,238,562
Regency                           681,969            --     15,246,782      (304,717)     15,624,034
Socially Responsive               436,939     2,701,074    106,558,183            --     109,696,196

     The differences between book and tax basis distributable earnings are primarily due to: wash sales, straddle loss deferral, capital loss carryforwards, real estate investment trust ("REIT") basis adjustments, organization expense and passive foreign investment companies.

Notes to Financial Statements Equity Funds cont'd


     To the extent each Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of each Fund not to distribute such gains. As determined at August 31, 2006, the following Funds had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

                                        Expiring in:
                          2008        2009         2010         2011 2012
       Century/(3)/ $1,236,818 $18,886,740 $  9,229,871 $  4,938,464   --
       Manhattan            --          --  235,000,381  102,695,626   --
       Millennium           --   8,140,101   71,963,076   33,014,006   --

     (3)The capital loss carryforwards shown above for Century include $491,801 expiring in 2008 and $17,304,656 expiring in 2009, which were acquired on August 2, 2002 in the merger with Neuberger Berman Technology Fund ("Technology"). The use of these losses to offset future gains may be limited in a given year.

     Under current tax law, certain net capital and net foreign currency losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the year ended August 31, 2006, the Funds had net capital losses arising between November 1, 2005 and August 31, 2006 as follows:

                              Millennium $      4
                              Regency     304,717

6 Foreign taxes: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.

7 Distributions to shareholders: Each Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, generally are distributed in December and are recorded on the ex-date. Real Estate generally distributes substantially all of its net investment income, if any, at the end of each calendar quarter. It is the policy of Real Estate to pass through to its shareholders substantially all REIT distributions and other income it receives, less operating expenses. The distributions received from REITs held by Real Estate are generally comprised of income, capital gains, and return of REIT capital, but the REITs do not report this information to Real Estate until the following calendar year. At August 31, 2006, Real Estate estimated these amounts within the financial statements since the information is not available from the REITs until after Real Estate's fiscal year-end. For the year ended August 31, 2006, the character of distributions paid to shareholders is disclosed within the Statements of Changes and is also based on these estimates. All estimates are based upon REIT information sources available to Real Estate together with actual IRS Forms 1099 DIV received to date. Based on past experience it is probable that a portion of Real Estate's distributions during the current fiscal year will be considered tax return of capital but the actual amount of the tax return of capital, if any, is not determinable until after Real Estate's fiscal year-end. After calendar year-end, when Real Estate learns the nature of the distributions paid by REITs during that year, distributions previously identified as income are often recharacterized as return of capital and/or capital gain. After all applicable REITs have informed Real Estate of the actual breakdown of distributions paid to Real Estate during its

                                 NEUBERGER BERMAN FEBRUARY 28, 2007 (UNAUDITED)

     fiscal year, estimates previously recorded are adjusted on the books of Real Estate to reflect actual results. As a result, the composition of Real Estate's distributions as reported herein may differ from the final composition determined after calendar year-end and reported to Real Estate shareholders on IRS Form 1099 DIV.

8 Organization expenses: Costs incurred by All Cap Growth in connection with its organization, which amounted to $38,675, have been expensed as incurred.

9 Expense allocation: Certain expenses are applicable to multiple funds. Expenses directly attributable to a Fund are charged to that Fund. Expenses of the Trust that are not directly attributed to a series of the Trust are allocated among the series, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributed to a Fund or the Trust are allocated among the Funds and the other investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each investment company in the complex or series thereof can otherwise be made fairly. Each Fund's expenses (other than those specific to each class) are allocated proportionally each day between the classes based upon the relative net assets of each class.

10 Call options: Premiums received by each Fund upon writing a covered call option are recorded in the liability section of each Fund's Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, the Fund realizes a gain or loss and the liability is eliminated. A Fund bears the risk of a decline in the price of the security during the period, although any potential loss during the period would be reduced by the amount of the option premium received. In general, written covered call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. All securities covering outstanding options are held in escrow by the custodian bank.

     During the six months ended February 28, 2007, the Funds did not write any covered call options.

11 Financial futures contracts: Each Fund may buy and sell stock index futures contracts for purposes of managing cash flow. All Cap Growth, Century, International, International Institutional, International Large Cap, Millennium, Real Estate, and Socially Responsive may each buy and sell financial futures contracts to hedge against a possible decline in the value of their portfolio securities. International, International Institutional, and International Large Cap may also buy currency futures contracts for non-hedging purposes. At the time a Fund enters into a financial futures contract, it is required to deposit with the futures commission merchant a specified amount of cash or liquid securities, known as "initial margin," ranging upward from 1.1% of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodity exchange on which such futures contract is traded. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by the Funds as unrealized gains or losses.

Notes to Financial Statements Equity Funds cont'd


     Although some financial futures contracts by their terms call for actual delivery or acceptance of financial instruments, in most cases the contracts are closed out prior to delivery by offsetting purchases or sales of matching financial futures contracts. When the contracts are closed, a Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility there may be an illiquid market, possibly at a time of rapidly declining prices, and/or a change in the value of the contract may not correlate with changes in the value of the underlying securities.

     For U.S. federal income tax purposes, the futures transactions undertaken by a Fund may cause that Fund to recognize gains or losses from marking to market even though its positions have not been sold or terminated, may affect the character of the gains or losses recognized as long-term or short-term, and may affect the timing of some capital gains and losses realized by the Fund. Also, a Fund's losses on transactions involving futures contracts may be deferred rather than being taken into account currently in calculating such Fund's taxable income.

     During the six months ended February 28, 2007, the Funds did not enter into any financial futures contracts. At February 28, 2007, there were no open positions.

12 Forward foreign currency contracts: The Funds may enter into forward foreign currency contracts ("contracts") in connection with planned purchases or sales of securities to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency. International, International Institutional, and International Large Cap may also enter into such contracts to increase or decrease their exposure to a currency other than U.S. dollars. The gain or loss arising from the difference between the original contract price and the closing price of such contract is included in net realized gains or losses on foreign currency transactions on settlement date. Fluctuations in the value of forward foreign currency contracts are recorded for financial reporting purposes as unrealized gains or losses by each Fund until the contractual settlement date. The Funds could be exposed to risks if a counter party to a contract were unable to meet the terms of its contract or if the value of the foreign currency changes unfavorably. The U.S. dollar value of foreign currency underlying all contractual commitments held by each Fund is determined using forward foreign currency exchange rates supplied by an independent pricing service.

13 Security lending: Since 2005, a third party, eSecLending, has assisted Century, Fasciano, Focus, Guardian, International, International Institutional, Manhattan, Millennium, Partners, Real Estate, Regency and Socially Responsive in conducting a bidding process to attempt to identify agents/principals that would pay a guaranteed amount to each Fund in consideration of that Fund entering into an exclusive securities lending arrangement.

     For the period September 13, 2005 to September 12, 2006 for Manhattan and Millennium, September 13, 2005 to October 17, 2007 for Regency, October 4, 2005 to November 7, 2007 for International and International Institutional and October 4, 2006 to November 7, 2007 for Focus, each Fund has selected eSecLending as its exclusive lending agent.

     For the period October 4, 2005 to October 3, 2006 for Focus, October 4, 2005 to November 7, 2007 for Fasciano, Guardian, Partners and Socially Responsive and October 4, 2006 to November 7, 2007 for

                                 NEUBERGER BERMAN FEBRUARY 28, 2007 (UNAUDITED)

     Century, Manhattan, Millennium and Real Estate, through the bidding process and in accordance with an Exemptive Order issued by the Securities and Exchange Commission, each Fund has selected Neuberger Berman, LLC ("Neuberger"), an affiliate of each Fund, as its exclusive lending agent.

     Under the agreements entered into between each Fund and its exclusive lending agent, its exclusive lending agent pays a guaranteed amount to each Fund.

     Under the securities lending arrangements each Fund receives cash collateral at the beginning of each transaction equal to at least 102% of the prior day's market value of the loaned securities (105% in the case of international securities). Each Fund may invest all the cash collateral in Neuberger Berman Securities Lending Quality Fund, LLC ("Quality Fund"), a fund managed by Lehman Brothers Asset Management LLC, an affiliate of Management.

     Net income from the applicable lending program represents the guaranteed amount, if applicable, plus income earned on the cash collateral invested in Quality Fund or in other investments, if applicable, less cash collateral fees and other expenses associated with the loans. For the six months ended February 28, 2007, the approximate amount of net income received by each fund under the securities lending arrangements, which is reflected in the Statements of Operations under the caption "Income from securities loaned-net"; the approximate amount of income earned on cash collateral and guaranteed amounts; and the approximate amount of fees and expenses paid on securities loaned are as follows:

                                            Amount Earned on
                                         Cash Collateral and Fees and Expenses
                              Net Income Guaranteed Amounts*            Paid**
  Century                       $    408         $     1,082       $       674
  Fasciano                        52,198           3,069,708         3,017,510
  Focus                           97,174             880,808           783,634
  Guardian                       120,666           1,843,659         1,722,993
  International                  510,269           4,807,261         4,296,992
  International Institutional    197,527           1,952,262         1,754,735
  Manhattan                       60,476           1,540,015         1,479,539
  Millennium                      11,397             117,258           105,861
  Partners                       615,711          15,315,286        14,699,575
  Real Estate                      5,424             239,430           234,006
  Regency                         42,380             761,570           719,190
  Socially Responsive             39,163             660,954           621,791

     * The amount of income earned on cash collateral and guaranteed amounts includes the following approximate amounts of interest income earned from the Quality Fund and guaranteed amounts received from Neuberger:

                                     Interest Income Guaranteed Amounts
                                     Earned From the      Received From
                                        Quality Fund          Neuberger
         Century                         $       644           $    438
         Fasciano                          3,015,313             54,395
         Focus                               700,667             10,126
         Guardian                          1,712,788            130,871
         International                     4,176,578                 --
         International Institutional       1,708,571                 --
         Manhattan                         1,471,756             54,048
         Millennium                          104,581              9,959
         Partners                         14,654,392            660,894
         Real Estate                         234,756              4,674
         Regency                             709,014                 --
         Socially Responsive                 618,110             42,844

Notes to Financial Statements Equity Funds cont'd


     ** "Fees and Expenses Paid" includes the following approximate amounts retained by Neuberger:

                                                Retained by
                                                  Neuberger
                    Century                        $     --
                    Fasciano                         78,173
                    Focus                                --
                    Guardian                             --
                    International                        --
                    International Institutional          --
                    Manhattan                            --
                    Millennium                           --
                    Partners                        665,491
                    Real Estate                       5,180
                    Regency                              --
                    Socially Responsive                  --

14 Repurchase agreements: Each Fund may enter into repurchase agreements with institutions that Management has determined are creditworthy. Each repurchase agreement is recorded at cost. Each Fund requires that the securities purchased in a repurchase agreement be transferred to the custodian in a manner sufficient to enable the Fund to assert a perfected security interest in those securities in the event of a default under the repurchase agreement. Each Fund monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement.

15 Redemption of fund shares: Each class of International, International Institutional, International Large Cap, and Real Estate charges a redemption fee of 2%, 2%, 2%, and 1%, respectively, on shares redeemed or exchanged for shares of another fund within 60 days or less of the purchase date (prior to March 24, 2005, the redemption fee period was 180 days). All redemption fees are paid to and recorded by each Fund as Paid-in capital. For the six months ended February 28, 2007, International, International Institutional, International Large Cap, and Real Estate received $59,420, $386, $1,256 and $11,396, respectively, in redemption fees.

16   Transactions with other funds managed by Neuberger Berman Management Inc.:
     Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Funds may invest in a money market fund managed by Management or an affiliate. The Funds invest in Neuberger Berman Prime Money Fund ("Prime Money"), as approved by the Board. Prime Money seeks to provide the highest available current income consistent with safety and liquidity. For any cash that the Funds invest in Prime Money, Management waives a portion of its management fee equal to the management fee it receives from Prime Money on those assets (the "Arrangement"). For the six months ended February 28, 2007, management fees waived under this Arrangement are reflected in the Statements of Operations under the caption "Investment management fees waived." For the six months ended February 28, 2007, income earned under this Arrangement is reflected in the Statements of Operations under the caption "Income

                                 NEUBERGER BERMAN FEBRUARY 28, 2007 (UNAUDITED)

     from investments in affiliated issuers." For the six months ended February 28, 2007, management fees waived and income earned under this Arrangement were as follows:

                                             Management  Income
                (000's omitted)             Fees Waived  Earned
                All Cap Growth/(1)/                $ -- $     7
                Century                              --       1
                Fasciano                              6     395
                Focus                                20   1,290
                Genesis                             228  14,591
                Guardian                             12     770
                International                        16   1,028
                International Institutional          13     808
                International Large Cap               2      99
                Manhattan                             2     117
                Millennium                           --       5
                Partners                             18   1,198
                Real Estate                           2     118
                Regency                               1      78
                Socially Responsive                  --      --

     (1)Period from September 5, 2006 (Commencement of Operations) to February 28, 2007.

17 Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

18 Other: All net investment income and realized and unrealized capital gains and losses of each Fund are allocated, on the basis of relative net assets, pro rata among its respective classes.

     Note B--Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions With Affiliates:

     Each Fund retains Management as its investment manager under a Management Agreement. For such investment management services, each Fund pays Management a fee according to the following table:

Notes to Financial Statements Equity Funds cont'd


     Investment Management Fee as a Percentage of Average Daily Net Assets:

                              First    Next    Next    Next    Next    Next    Next    Next
                               $250    $250    $250    $250    $500    $500    $500    $1.5
                            million million million million million million million billion Thereafter
All Cap Growth                0.55%  0.525%   0.50%  0.475%   0.45%  0.425% 0.425%  0.425%       0.40%
Century                       0.55%  0.525%   0.50%  0.475%   0.45%  0.425% 0.425%  0.425%       0.40%
Fasciano                      0.85%   0.85%  0.825%  0.825%   0.80%  0.775%  0.75%  0.725%      0.725%
Focus                         0.55%  0.525%   0.50%  0.475%   0.45%  0.425% 0.425%  0.425%       0.40%
Genesis                       0.85%   0.80%   0.75%   0.70%   0.65%   0.65%  0.65%   0.65%       0.65%
Guardian                      0.55%  0.525%   0.50%  0.475%   0.45%  0.425% 0.425%  0.425%       0.40%
International                 0.85%  0.825%   0.80%  0.775%   0.75%  0.725% 0.725%   0.70%       0.70%
International Institutional   0.85%  0.825%   0.80%  0.775%   0.75%  0.725% 0.725%   0.70%       0.70%
International Large Cap       0.55%  0.525%   0.50%  0.475%   0.45%  0.425% 0.425%  0.425%       0.40%
Manhattan                     0.55%  0.525%   0.50%  0.475%   0.45%  0.425% 0.425%  0.425%       0.40%
Millennium                    0.85%   0.80%   0.75%   0.70%   0.65%   0.65%  0.65%   0.65%       0.65%
Partners                      0.55%  0.525%   0.50%  0.475%   0.45%  0.425% 0.425%  0.425%       0.40%
Real Estate                   0.85%   0.85%   0.85%   0.85%   0.85%   0.85%  0.85%   0.85%       0.85%
Regency                       0.55%  0.525%   0.50%  0.475%   0.45%  0.425% 0.425%  0.425%       0.40%
Socially Responsive           0.55%  0.525%   0.50%  0.475%   0.45%  0.425% 0.425%  0.425%       0.40%

     Each Fund retains Management as its administrator under an Administration Agreement. Each Fund pays Management an administration fee at the annual rate of 0.06% of its average daily net assets under this Agreement. In addition, each Fund's Investor Class (except Fasciano) pays Management an administration fee at the annual rate of 0.20% of its average daily net assets, each Fund's Trust Class and Advisor Class pays Management an administration fee at the annual rate of 0.34% of its average daily net assets, and the Investor Class of Fasciano and each Fund's Institutional Class pays Management an administration fee at the annual rate of 0.09% of its average daily net assets. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under the agreement.

     For the Trust Class of All Cap Growth, Focus, Guardian, International Large Cap, Millennium, Partners, Real Estate, Regency and Socially Responsive, and the Advisor Class of each Fund, Management acts as agent in arranging for the sale of class shares without commission and bears advertising and promotion expenses. The Board has adopted distribution plans (each a "Plan", collectively, the "Plans") with respect to these classes, pursuant to Rule 12b-1 under the 1940 Act. The Plans provide that, as compensation for administrative and other services provided to these classes, Management's activities and expenses related to the sale and distribution of these classes of shares, and ongoing services provided to investors in these classes, Management receives from each of these classes a fee at the annual rate of 0.10% of such Trust Class' and 0.25% of such Advisor Class' average daily net assets. Management receives this amount to provide distribution and shareholder servicing for those classes and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by each class during any year may be more or less than the cost of distribution and other services provided to that class. NASD rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plans comply with those rules.

                                 NEUBERGER BERMAN FEBRUARY 28, 2007 (UNAUDITED)


     Management has contractually undertaken to reimburse operating expenses (including the fees payable to Management but excluding interest, taxes, brokerage commissions and extraordinary expenses) ("Operating Expenses") which exceed the expense limitation as detailed in the following table:

                                                                                                 Contractual
                                                                                               Reimbursement
                                                        Contractual                          from Management
                                                            Expense                 for the Six Months Ended
Class                                                Limitation/(1)/     Expiration        February 28, 2007
All Cap Growth Trust Class                                    1.10%         8/31/10                 $113,403/(4)/
Century Fund Investor Class                                   1.50%         8/31/17                   62,008
Fasciano Fund Advisor Class                                   1.90%/(2)/    8/31/17                       --
Focus Fund Trust Class                                        1.50%         8/31/10                       --
Focus Fund Advisor Class                                      1.50%         8/31/17                       --
Genesis Fund Trust Class                                      1.50%         8/31/10                       --
Genesis Fund Advisor Class                                    1.50%         8/31/17                       --
Genesis Fund Institutional Class                              0.85%         8/31/17                      678
Guardian Fund Trust Class                                     1.50%         8/31/10                       --
Guardian Fund Advisor Class                                   1.50%         8/31/17                    7,838
International Fund Investor Class                             1.40%         8/31/10                       --
International Fund Trust Class                                1.50%/(3)/    8/31/17                       --
International Institutional Fund Institutional Class          0.85%/(5)/    8/31/17                  851,864
International Large Cap Trust Class                           1.25%         8/31/10                   49,102
International Large Cap Institutional Class                   0.90%         8/31/10                   26,301
Manhattan Fund Trust Class                                    1.50%         8/31/10                       --
Manhattan Fund Advisor Class                                  1.50%         8/31/17                    9,139
Millennium Fund Investor Class                                1.30%         8/31/17                  160,055
Millennium Fund Trust Class                                   1.40%         8/31/17                   18,750
Millennium Fund Advisor Class                                 1.60%         8/31/17                   15,868
Partners Fund Trust Class                                     1.50%         8/31/10                       --
Partners Fund Advisor Class                                   1.50%         8/31/17                       --
Partners Fund Institutional Class                             0.70%         8/31/10                       --
Real Estate Fund Trust Class                                  1.50%/(2)/    8/31/17                   83,436
Regency Fund Investor Class                                   1.50%         8/31/17                       --
Regency Fund Trust Class                                      1.25%         8/31/17                   25,152
Socially Responsive Fund Trust Class                          1.50%         8/31/10                       --

     (1)Expense limitation per annum of the respective class' average daily net assets.
     (2)In addition, Management has voluntarily undertaken to reimburse the Advisor Class of Fasciano and, effective December 20, 2005, the Trust Class of Real Estate, so that their Operating Expenses are limited to 1.50% and 0.99%, respectively, per annum of their average daily net assets. For the six months ended February 28, 2007, voluntary reimbursements for the Advisor Class of Fasciano and the Trust Class of Real Estate amounted to $26,526 and $281,095, respectively. This undertaking, which is terminable by Management upon notice to Fasciano and Real Estate, is in addition to the contractual undertaking as stated above.
     (3)Expense limitation is 1.50% until August 31, 2007, and 2.00% thereafter until August 31, 2017.
     (4)Period from September 5, 2006 (Commencement of Operations) to
        February 28, 2007.
     (5)In addition, effective March 1, 2007, Management has voluntarily undertaken to reimburse the Institutional Class of International Institutional so that its Operating Expenses are limited to 0.80% per annum of its average daily net assets.

Notes to Financial Statements Equity Funds cont'd


     The Investor Classes of Century, International, Millennium, and Regency and the Trust Class, Advisor Class, and Institutional Class of each Fund have agreed to repay Management for their excess Operating Expenses previously reimbursed by Management, pursuant to a contractual expense limitation, so long as their annual Operating Expenses during that period do not exceed their Expense Limitations, and the repayments are made within three years after the year in which Management issued the reimbursement. During the six months ended February 28, 2007, the Institutional Class of Partners reimbursed Management $10,129, under this agreement. At February 28, 2007, contingent liabilities to Management under the agreement were as follows:

                                                                       Expiring in:
                                                         2007     2008       2009     2010      Total
All Cap Growth Trust Class                           $     -- $     -- $       -- $113,403 $  113,403
Century Fund Investor Class                            93,790  107,921    109,822   62,008    373,541
Fasciano Fund Advisor Class                            25,925   39,311         --       --     65,236
Genesis Fund Institutional Class                           --       --         --      678        678
Guardian Fund Advisor Class                                --    7,001     16,546    7,838     31,385
International Institutional Fund Institutional Class       --  142,722  1,114,659  851,864  2,109,245
International Large Cap Trust Class                        --       --    165,601   49,102    214,703
International Large Cap Institutional Class                --       --         --   26,301     26,301
Manhattan Fund Advisor Class                           14,667   17,098     17,364    9,139     58,268
Millennium Fund Investor Class                         30,041   86,111    141,506  160,055    417,713
Millennium Fund Trust Class                            18,588   22,476     27,860   18,750     87,674
Millennium Fund Advisor Class                          19,780   19,812     25,052   15,868     80,512
Partners Institutional Class                               --       --         --       --         --
Real Estate Fund Trust Class                          175,965  161,095    246,578   83,436    667,074
Regency Fund Investor Class                                --       --         --       --         --
Regency Fund Trust Class                               21,748    4,161     38,694   25,152     89,755

     Management and Neuberger, a member firm of the New York Stock Exchange and sub-adviser to the Funds, are wholly-owned subsidiaries of Lehman Brothers Holdings Inc. ("Lehman"), a publicly-owned holding company. Neuberger is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or Trustees of the Trust are also employees of Neuberger and/or Management.

     Each class of shares also has a distribution agreement with Management. Management receives no commissions for sales or redemptions of shares of beneficial interest of each share class, but receives fees from certain classes under that class' Plan, as described above.

     The Funds have entered into a commission recapture program, which enables each Fund to pay some of its operational expenses by recouping a portion of the commissions it pays to a broker that is not a related party of the Funds. Pursuant to the agreement, brokers pay recaptured commissions to the Fund's custodian and the custodian directs these amounts toward payment of expenses such as custodial, transfer

                                 NEUBERGER BERMAN FEBRUARY 28, 2007 (UNAUDITED)

     agency or accounting services. For the six months ended February 28, 2007, the impact of this arrangement on the Funds was a reduction of expenses as follows:

                      All Cap Growth/(1)/         $    442
                      Century                          195
                      Fasciano                       9,303
                      Focus                         30,236
                      Genesis                      114,747
                      Guardian                      21,883
                      International                 98,680
                      International Institutional       --
                      International Large Cap        2,093
                      Manhattan                     13,454
                      Millennium                     6,078
                      Partners                     109,814
                      Real Estate                    6,738
                      Regency                       10,913
                      Socially Responsive           13,039

     (1)Period from September 5, 2006 (Commencement of Operations) to February 28, 2007.

     Each Fund has an expense offset arrangement in connection with its custodian contract. For the six months ended February 28, 2007, the impact of this arrangement was a reduction of expenses of $12, $4, $174, $3,186, $9,407, $8,214, $1,379, $1,763, $7, $1,037, $178, $8,720, $302, $482, and
     $3,727 for All Cap Growth, Century, Fasciano, Focus, Genesis, Guardian, International, International Institutional, International Large Cap, Manhattan, Millennium, Partners, Real Estate, Regency, and Socially Responsive, respectively.

     Note C--Securities Transactions:

     During the six months ended February 28, 2007, there were purchase and sale transactions (excluding short-term securities, financial futures contracts, foreign currency contracts, and option contracts) as follows:

               (000's omitted)              Purchases      Sales
               All Cap Growth/(1)/         $    9,248 $    3,765
               Century                          3,174      3,906
               Fasciano                        45,617    134,916
               Focus                          249,869    333,860
               Genesis                        902,957  2,251,207
               Guardian                        96,795    214,381
               International                  316,759    711,840
               International Institutional    210,921    299,673
               International Large Cap         92,735      5,108
               Manhattan                       85,336     91,115
               Millennium                      36,233     42,779
               Partners                     1,006,809  1,011,208
               Real Estate                     85,715     47,771
               Regency                         62,241     84,832
               Socially Responsive            129,039     39,837

     (1)Period from September 5, 2006 (Commencement of Operations) to February 28, 2007.

Notes to Financial Statements Equity Funds cont'd


     During the six months ended February 28, 2007, there were brokerage commissions on securities transactions paid to Neuberger, Lehman Brothers Inc. and other brokers as follows:

                                                    Lehman   Other
       (000's omitted)             Neuberger Brothers Inc. Brokers  Total
       All Cap Growth/(1)/               $--          $  2  $   10 $   12
       Century                            --             1       6      7
       Fasciano                           --            35     203    238
       Focus                              --           105     634    739
       Genesis                            --           514   3,123  3,637
       Guardian                           --            39     270    309
       International                      --            69   1,327  1,396
       International Institutional        --            21     533    554
       International Large Cap            --            13      47     60
       Manhattan                          --            36     152    188
       Millennium                         --            12      87     99
       Partners                           13           313   1,976  2,302
       Real Estate                        --            19     106    125
       Regency                            --            16     169    185
       Socially Responsive                --            23     158    181

     (1)Period from September 5, 2006 (Commencement of Operations) to February 28, 2007.

     Note D--Fund Share Transactions:

     Share activity for the six months ended February 28, 2007 and for the year ended August 31, 2006 was as follows:

                    For the Six Months Ended February 28, 2007    For the Year Ended August 31, 2006
                           Shares Issued on                           Shares Issued on
                            Reinvestment of                            Reinvestment of
                    Shares    Dividends and   Shares           Shares    Dividends and   Shares
(000's omitted)       Sold    Distributions Redeemed     Total   Sold    Distributions Redeemed    Total
All Cap Growth:
Trust Class/(3)/       558                2       (1)     559      --               --      --       --
Century:
Investor Class          52               --     (161)    (109)    151                2    (368)    (215)
Fasciano:
Investor Class         799              554   (2,678)  (1,325)  2,840              426  (3,566)    (300)
Advisor Class          462              123   (1,133)    (548)  1,395               82  (1,093)     384
Focus:
Investor Class         352            4,302   (2,739)   1,915   1,171            4,264  (5,427)       8
Trust Class            286              652   (1,019)     (81)  1,041              890  (4,372)  (2,441)
Advisor Class          135              234     (314)      55     496              256  (1,008)    (256)
Genesis:
Investor Class       3,299            4,531   (7,971)    (141)  9,316            1,146  (9,589)     873
Trust Class          5,383            9,498  (30,099) (15,218) 30,208            2,949 (43,942) (10,785)
Advisor Class        2,305            1,527   (5,881)  (2,049)  7,054              521  (9,586)  (2,011)
Institutional Class  7,218            4,875   (9,054)   3,039  23,751              913  (8,247)  16,417
Guardian:
Investor Class       1,466            4,975   (6,478)     (37)  4,744              487  (9,980)  (4,749)
Trust Class            758              747   (3,660)  (2,155)  2,157               63  (4,329)  (2,109)
Advisor Class           10                5      (21)      (6)     61               --     (21)      40

                                 NEUBERGER BERMAN FEBRUARY 28, 2007 (UNAUDITED)

                         For the Six Months Ended February 28, 2007      For the Year Ended August 31, 2006
                                 Shares Issued on                          Shares Issued on
                                  Reinvestment of                           Reinvestment of
                         Shares     Dividends and   Shares          Shares    Dividends and   Shares
(000's omitted)            Sold     Distributions Redeemed    Total   Sold    Distributions Redeemed        Total
International:
Investor Class            1,794             2,710  (12,727) (8,223) 28,264            1,125 (13,038) 16,351
Trust Class               3,680             2,691   (7,560) (1,189) 29,733              487  (7,546) 22,674
International
 Institutional:
Institutional Class       4,748             1,394  (14,119) (7,977) 47,976               84  (2,440) 45,620
International
 Large Cap:
Trust Class               1,665                 6      (10)  1,661     612               --      --      612/(1)/
Institutional Class/(4)/  7,445                 7       --   7,452      --               --      --      --
Manhattan:
Investor Class              954                --   (2,818) (1,864)  2,612               --  (4,879) (2,267)
Trust Class                 103                --      (82)     21     235               --    (373)   (138)
Advisor Class                 6                --       (4)      2      74               --    (108)    (34)
Millennium:
Investor Class               97                --     (496)   (399)  1,194               --  (1,241)    (47)
Trust Class                  58                --      (40)     18     171               --    (195)    (24)
Advisor Class                33                --      (38)     (5)    134               --     (33)    101
Partners:
Investor Class            2,976             1,538   (6,283) (1,769) 23,205            3,690 (17,346)  9,549
Trust Class               5,741               814   (5,709)    846  32,452            1,514 (14,319) 19,647
Advisor Class             4,775               546   (4,873)    448  31,725              311  (5,000) 27,036
Institutional Class//       113                76     (496)   (307)  4,570               --     (26)  4,544/(2)/
Real Estate:
Trust Class               3,374               526   (1,057)  2,843   3,137              570  (1,356)  2,351
Regency:
Investor Class              523                54   (1,929) (1,352)  2,749              375  (2,612)    512
Trust Class                 716                37     (602)    151   3,848              181  (1,960)  2,069
Socially Responsive:
Investor Class            3,090               220   (1,456)  1,854   8,092              556  (2,637)  6,011
Trust Class               3,982               153   (1,360)  2,775   7,746              331  (2,451)  5,626

     (1)Period from August 1, 2006 (Commencement of Operations) to August 31, 2006.
     (2)Period from June 7, 2006 (Commencement of Operations) to August 31,
        2006.
     (3)Period from September 5, 2006 (Commencement of Operations) to February 28, 2007.
     (4)Period from October 6, 2006 (Commencement of Operations) to
        February 28, 2007.

     Note E--Line of Credit:

     At February 28, 2007, each Fund (except International, International Institutional, and International Large Cap) was a participant in a single committed, unsecured $150,000,000 line of credit with a consortium of banks organized by State Street, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this agreement at the overnight Federal Funds Rate plus 0.50% per annum. A facility fee of 0.07% per annum of the available line of credit is charged, of which each Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. Because

Notes to Financial Statements Equity Funds cont'd

     several investment companies participate, there is no assurance that an individual fund will have access to all or any part of the $150,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at February 28, 2007. During the six months ended February 28, 2007, none of the Funds utilized this line of credit.

     At February 28, 2007, International, International Institutional and International Large Cap were three of four holders of a single $20,000,000 uncommitted, secured line of credit with a consortium of banks organized by State Street to be used only for temporary or emergency purposes or for leverage. Another investment company managed by Management also participates in this line of credit on the same terms. Interest is charged at LIBOR, or the overnight Federal Funds Rate, plus a spread to be determined at the time of borrowing. Because several investment companies participate, there is no assurance that a Fund will have access to the entire $20,000,000 at any particular time. During the six months ended February 28, 2007, International and International Large Cap did not utilize this line of credit. For the six months ended February 28, 2007, International Institutional utilized this line of credit in the amount of $20,000,000, with an interest rate of 5.8125%. The loan was outstanding for one day with a total interest amount charged to International Institutional of $3,229 which is reflected in the Statements of Operations under the caption "Interest expense." International, International Institutional and International Large Cap had no loans outstanding pursuant to this line of credit at February 28, 2007.

     Note F--Investments In Affiliates*:

All Cap Growth               Balance of                        Balance of                     Income from
                                 Shares     Gross      Gross       Shares                  Investments in
                                   Held Purchases      Sales         Held        Value Affiliated Issuers
                             August 31,       and        and February 28, February 28,  Included in Total
Name of Issuer                     2006 Additions Reductions         2007         2007             Income

Neuberger Berman Prime Money
 Fund Trust Class***                 -- 2,759,167  2,585,352      173,815     $173,815             $6,422

Century                      Balance of                        Balance of                     Income from
                                 Shares     Gross      Gross       Shares                  Investments in
                                   Held Purchases      Sales         Held        Value Affiliated Issuers
                             August 31,       and        and February 28, February 28,  Included in Total
Name of Issuer                     2006 Additions Reductions         2007         2007             Income

Neuberger Berman Prime Money
 Fund Trust Class***            180,292 1,104,013  1,267,407       16,898      $16,898             $1,186
Neuberger Berman Securities
 Lending Quality Fund,
 LLC****                             --   198,000    198,000           --           --                644
                                                                               -------             ------
Total                                                                          $16,898             $1,830
                                                                               =======             ======

                                 NEUBERGER BERMAN FEBRUARY 28, 2007 (UNAUDITED)


Fasciano             Balance of                           Balance of                     Income from
                         Shares       Gross       Gross       Shares                  Investments in
                           Held   Purchases       Sales         Held        Value Affiliated Issuers
                     August 31,         and         and February 28, February 28,  Included in Total
Name of Issuer             2006   Additions  Reductions         2007         2007             Income
Neuberger Berman
 Prime Money Fund
 Trust Class***      17,798,941  94,648,789  87,279,425   25,168,305 $ 25,168,305         $  395,294
Neuberger Berman
 Securities Lending
 Quality Fund,
 LLC****            117,879,401 131,132,440 154,031,600   94,980,241   94,980,241          3,015,313
                                                                     ------------         ----------
Total                                                                $120,148,546         $3,410,607
                                                                     ============         ==========

Focus                  Balance of                           Balance of                     Income from
                           Shares       Gross       Gross       Shares                  Investments in
                             Held   Purchases       Sales         Held        Value Affiliated Issuers
                       August 31,         and         and February 28, February 28,  Included in Total
Name of Issuer               2006   Additions  Reductions         2007         2007             Income

Neuberger Berman Prime
 Money Fund Trust
 Class***              61,732,811 155,114,997 190,312,909   26,534,899  $26,534,899         $1,289,582
Neuberger Berman
 Securities Lending
 Quality Fund, LLC**** 65,563,901  90,031,177 140,007,537   15,587,541   15,587,541            700,667
Vertrue Inc.**            708,300          --     228,934      479,366   23,383,473                 --
                                                                        -----------         ----------
Total                                                                   $65,505,913         $1,990,249
                                                                        ===========         ==========

Genesis                     Balance of                        Balance of                     Income from
                                Shares     Gross      Gross       Shares                  Investments in
                                  Held Purchases      Sales         Held        Value Affiliated Issuers
                            August 31,       and        and February 28, February 28,  Included in Total
Name of Issuer                    2006 Additions Reductions         2007         2007             Income

Alberto-Culver Co.           5,435,150        --    283,200    5,151,950 $114,115,693       $131,260,894
Alliant Techsystems          2,537,562        --    555,000    1,982,562  171,590,741                 --
American Medical Systems
 Holdings                    3,391,190 1,121,800    133,400    4,379,590   89,080,861                 --
AmSurg Corp.                 2,976,418        --    360,000    2,616,418   60,308,435                 --
Applied Signal Technology**  1,415,496        --  1,415,496           --           --            106,108
AptarGroup Inc.              3,444,200        --    243,300    3,200,900  210,619,220          1,446,236
Arbitron Inc.                2,420,300        --    435,733    1,984,567   88,928,447            466,760
Arrow International          2,944,868    28,000    142,500    2,830,368   94,449,380          1,076,220
Bank of the Ozarks           1,561,219    25,000     36,000    1,550,219   46,584,081            312,164
Big 5 Sporting Goods         2,258,649        --    145,200    2,113,449   50,490,297            385,875
Biosite Inc.                 2,101,097        --    541,844    1,559,253   82,827,519                 --
Brady Corp.                  4,295,100        --    122,400    4,172,700  136,614,198          1,189,468
Bucyrus International        2,352,950        --    110,500    2,242,450  114,252,828            226,820
CACI International**         1,770,000        --    448,200    1,321,800   61,463,700                 --
CARBO Ceramics               2,127,500        --    133,900    1,993,600   85,964,032            489,492
Carrizo Oil & Gas            1,650,627        --     46,500    1,604,127   49,375,029                 --
Church & Dwight              7,009,950        --    447,232    6,562,718  314,682,328            936,437
CLARCOR Inc.                 5,640,222        --    156,200    5,484,022  169,949,842            808,719
Compass Minerals
 International               3,580,600    50,000     15,300    3,615,300  118,111,851          2,253,066

Notes to Financial Statements Equity Funds cont'd

Genesis              Balance of                           Balance of                       Income from
                         Shares       Gross       Gross       Shares                    Investments in
                           Held   Purchases       Sales         Held          Value Affiliated Issuers
                     August 31,         and         and February 28,   February 28,  Included in Total
Name of Issuer             2006   Additions  Reductions         2007           2007             Income
Curtiss-Wright**      2,569,500          --     376,400    2,193,100     76,714,638            284,892
Denbury Resources     6,640,600          --     371,100    6,269,500    180,812,380                 --
Dionex Corp.          2,245,132          --      41,300    2,203,832    135,800,128                 --
DRS Technologies      3,432,942          --     345,700    3,087,242    163,592,954            198,435
East West
 Bancorp**            3,146,000          --     210,600    2,935,400    109,402,358            445,695
Electronics for
 Imaging **           3,210,800          --   1,427,400    1,783,400     40,697,188                 --
Encore Acquisition    4,103,800          --     473,700    3,630,100     88,102,527                 --
Haemonetics Corp.       396,100   1,339,800      13,200    1,722,700     77,521,500                 --
Helix Energy
 Solutions
 Group**              4,857,640          --     405,800    4,451,840    149,448,269                 --
Henry Schein**        4,504,700          --     718,300    3,786,400    197,536,488                 --
Hibbett Sports        1,678,000          --      46,100    1,631,900     50,882,642                 --
Hydril**              1,341,042          --   1,316,600       24,442      2,325,656                 --
ICU Medical           1,284,600      25,000      60,000    1,249,600     48,809,376                 --
IDEXX Laboratories    2,170,581           -     358,300    1,812,281    156,182,377                  -
IHOP Corp.            1,219,400      25,000      48,200    1,196,200     66,652,264            593,500
J & J Snack Foods     1,185,716          --      15,800    1,169,916     46,433,966            189,613
K-V Pharmaceutical    3,029,050          --     494,400    2,534,650     62,479,123                 --
ManTech
 International        2,386,800          --     134,100    2,252,700     77,605,515                 --
Matthews
 International        3,770,600      15,000      40,000    3,745,600    149,861,456            412,346
Mentor Corp.          4,745,000          --   2,541,300    2,203,700    105,799,637          1,433,034
MICROS Systems        2,056,771     100,000      94,800    2,061,971    114,975,503                 --
MTC Technologies      1,687,400          --      99,800    1,587,600     33,514,236                 --
NCI, Inc. Class A       379,399          --       4,400      374,999      6,303,733                 --
Neuberger Berman
 Prime Money
 Fund Trust
 Class***           625,531,477 737,322,259 828,785,216  534,068,520    534,068,520         14,591,033
Respironics, Inc.     3,916,156          --     215,700    3,700,456    151,607,682                 --
Ritchie Bros.
 Auctioneers          2,177,500          --     166,200    2,011,300    115,468,733            856,527
Rofin-Sinar
 Technologies                --   1,153,174          --    1,153,174     69,351,884                 --
Royal Gold, Inc. **   2,261,180          --   1,115,000    1,146,180     37,938,558            235,462
St. Mary Land &
 Exploration          2,965,100     106,300     141,400    2,930,000    105,509,300            144,180
SI International        746,500          --      22,500      724,000     20,286,480                 --
Simpson
 Manufacturing        3,028,400      25,000      94,700    2,958,700     98,288,014            480,952
UAP Holding           2,641,000          --      45,500    2,595,500     65,847,835            976,181
Unit Corp. **         2,397,200          --     524,200    1,873,000     91,683,350                 --
United Stationers     2,582,584      15,000     556,456    2,041,128    112,262,040                 --
Wright Medical
 Group                1,981,894          --      84,600    1,897,294     42,404,521                 --
Zebra Technologies    4,890,847          --     280,200    4,610,647    182,627,728                 --
                                                                     --------------       ------------
Total                                                                $5,828,207,041       $161,800,109
                                                                     ==============       ============

                                 NEUBERGER BERMAN FEBRUARY 28, 2007 (UNAUDITED)


Guardian               Balance of                           Balance of                     Income from
                           Shares       Gross       Gross       Shares                  Investments in
                             Held   Purchases       Sales         Held        Value Affiliated Issuers
                       August 31,         and         and February 28, February 28,  Included in Total
Name of Issuer               2006   Additions  Reductions         2007         2007             Income
Neuberger Berman Prime
 Money Fund Trust
 Class***              63,950,873 147,714,399 175,550,413   36,114,859  $36,114,859         $  770,343
Neuberger Berman
 Securities Lending
 Quality Fund, LLC**** 86,065,801 309,893,585 338,777,285   57,182,101   57,182,101          1,712,788
                                                                        -----------         ----------
Total                                                                   $93,296,960         $2,483,131
                                                                        ===========         ==========

International        Balance of                           Balance of                     Income from
                         Shares       Gross       Gross       Shares                  Investments in
                           Held   Purchases       Sales         Held        Value Affiliated Issuers
                     August 31,         and         and February 28, February 28,  Included in Total
Name of Issuer             2006   Additions  Reductions         2007         2007             Income
Neuberger Berman
 Prime Money Fund
 Trust Class***      13,156,240 295,724,412 241,830,644   67,050,008 $ 67,050,008         $1,027,959
Neuberger Berman
 Securities Lending
 Quality Fund,
 LLC****            123,667,402 576,835,949 565,395,063  135,108,288  135,108,288          4,176,578
                                                                     ------------         ----------
Total                                                                $202,158,296         $5,204,537
                                                                     ============         ==========

International
Institutional          Balance of                           Balance of                     Income from
                           Shares       Gross       Gross       Shares                  Investments in
                             Held   Purchases       Sales         Held        Value Affiliated Issuers
                       August 31,         and         and February 28, February 28,  Included in Total
Name of Issuer               2006   Additions  Reductions         2007         2007             Income

Neuberger Berman Prime
 Money Fund Trust
 Class***              58,504,874 129,904,207 157,129,020   31,280,061  $31,280,061         $  807,630
Neuberger Berman
 Securities Lending
 Quality Fund, LLC**** 36,974,398 216,808,067 202,083,685   51,698,780   51,698,780          1,708,571
                                                                        -----------         ----------
Total                                                                   $82,978,841         $2,516,201
                                                                        ===========         ==========

International Large Cap    Balance of                         Balance of                     Income from
                               Shares      Gross      Gross       Shares                  Investments in
                                 Held  Purchases      Sales         Held        Value Affiliated Issuers
                           August 31,        and        and February 28, February 28,  Included in Total
Name of Issuer                   2006  Additions Reductions         2007         2007             Income

Neuberger Berman Prime
 Money Fund Trust Class***    851,946 68,260,193 63,268,768    5,843,371   $5,843,371            $98,553

Notes to Financial Statements Equity Funds cont'd


Manhattan            Balance of                           Balance of                     Income from
                         Shares       Gross       Gross       Shares                  Investments in
                           Held   Purchases       Sales         Held        Value Affiliated Issuers
                     August 31,         and         and February 28, February 28,  Included in Total
Name of Issuer             2006   Additions  Reductions         2007         2007             Income

Neuberger Berman
 Prime Money Fund
 Trust Class***      11,419,411  31,764,776  39,880,705    3,303,482  $ 3,303,482         $  117,177
Neuberger Berman
 Securities Lending
 Quality Fund,
 LLC****            112,745,701 235,620,800 273,921,500   74,445,001   74,445,001          1,471,756
                                                                      -----------         ----------
Total                                                                 $77,748,483         $1,588,933
                                                                      ===========         ==========

Millennium                  Balance of                         Balance of                     Income from
                                Shares      Gross      Gross       Shares                  Investments in
                                  Held  Purchases      Sales         Held        Value Affiliated Issuers
                            August 31,        and        and February 28, February 28,  Included in Total
Name of Issuer                    2006  Additions Reductions         2007         2007             Income

Neuberger Berman Prime
 Money Fund Trust
 Class***                      356,465  7,049,263  6,461,502      944,226   $  944,226           $  5,012
Neuberger Berman Securities
 Lending Quality Fund,
 LLC****                    14,145,401 23,503,600 33,593,300    4,055,701    4,055,701            104,581
                                                                            ----------           --------
Total                                                                       $4,999,927           $109,593
                                                                            ==========           ========

Partners          Balance of                               Balance of                     Income from
                      Shares         Gross         Gross       Shares                  Investments in
                        Held     Purchases         Sales         Held        Value Affiliated Issuers
                  August 31,           and           and February 28, February 28,  Included in Total
Name of Issuer          2006     Additions    Reductions         2007         2007             Income

Neuberger
 Berman Prime
 Money Fund
 Trust Class***  137,003,145   228,254,747   333,224,620   32,033,272 $ 32,033,272        $ 1,149,558
Neuberger
 Berman
 Securities
 Lending Quality
 Fund, LLC****   634,911,047 1,282,307,169 1,433,034,770  484,183,446  484,183,446         14,654,392
                                                                      ------------        -----------
Total                                                                 $516,216,718        $15,803,950
                                                                      ============        ===========

                                 NEUBERGER BERMAN FEBRUARY 28, 2007 (UNAUDITED)


Real Estate                 Balance of                         Balance of                     Income from
                                Shares      Gross      Gross       Shares                  Investments in
                                  Held  Purchases      Sales         Held        Value Affiliated Issuers
                            August 31,        and        and February 28, February 28,  Included in Total
Name of Issuer                    2006  Additions Reductions         2007         2007             Income

Neuberger Berman Prime
 Money Fund Trust
 Class***                    3,939,616 50,719,272 49,378,785    5,280,103  $ 5,280,103           $118,481
Neuberger Berman Securities
 Lending Quality Fund,
 LLC****                             - 72,272,701 50,820,900   21,451,801   21,451,801            234,756
                                                                           -----------           --------
Total                                                                      $26,731,904           $353,237
                                                                           ===========           ========

Regency                Balance of                           Balance of                     Income from
                           Shares       Gross       Gross       Shares                  Investments in
                             Held   Purchases       Sales         Held        Value Affiliated Issuers
                       August 31,         and         and February 28, February 28,  Included in Total
Name of Issuer               2006   Additions  Reductions         2007         2007             Income

Neuberger Berman Prime
 Money Fund Trust
 Class***               2,957,260  31,184,816  32,027,338    2,114,738  $ 2,114,738           $ 78,278
Neuberger Berman
 Securities Lending
 Quality Fund, LLC**** 30,986,801 213,936,000 214,555,200   30,367,601   30,367,601            709,014
                                                                        -----------           --------
Total                                                                   $32,482,339           $787,292
                                                                        ===========           ========

Socially Responsive    Balance of                           Balance of                     Income from
                           Shares       Gross       Gross       Shares                  Investments in
                             Held   Purchases       Sales         Held        Value Affiliated Issuers
                       August 31,         and         and February 28, February 28,  Included in Total
Name of Issuer               2006   Additions  Reductions         2007         2007             Income

Neuberger Berman
 Securities Lending
 Quality Fund, LLC**** 36,138,101 145,907,100 152,426,600   29,618,601  $29,618,601           $618,110

     *  Affiliated issuers, as defined in the 1940 Act.
     ** At February 28, 2007, the issuers of these securities were no longer affiliated with the Fund.
     ***Prime Money is also managed by Management and may be considered an affiliate since it has the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may own 5% or more of the outstanding voting securities of Prime Money.
    ****The Quality Fund, a fund managed by Lehman Brothers Asset Management
        LLC, an affiliate of Management, is used to invest cash the Funds receive as collateral for securities loaned as approved by the Board. Because all shares of the Quality Fund are held by funds in the related investment management complex, the Quality Fund may be considered an affiliate of the Funds.

Notes to Financial Statements Equity Funds cont'd


     Note G--Recent Accounting Pronouncements:

     On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 clarifies the accounting for income taxes, by prescribing a minimum recognition threshold a tax position is required to meet before being recognized in the financial statements. FIN 48 requires that a "more-likely-than-not" threshold be met before the benefit of a tax position may be recognized in the financial statements and prescribes how such benefit should be measured. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. The Securities and Exchange Commission will permit investment companies to delay implementation of FIN 48 until February 27, 2008. At this time, Management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

     In September 2006, FASB issued FASB Statement No. 157, "Fair Value Measurement" ("SFAS 157"), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. Management believes the adoption of SFAS 157 will not have a material impact on the Funds' financial position or results of operations.

     Note H--Unaudited Financial Information:

     The financial information included in this interim report is taken from the records of each Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

                                 NEUBERGER BERMAN FEBRUARY 28, 2007 (UNAUDITED)

Financial Highlights All Cap Growth Fund

The following table includes selected data for a share outstanding throughout the period and other performance information derived from the Financial Statements.

Trust Class                                                             Period from
                                                                 September 5, 2006^
                                                                    to February 28,
                                                                 ---------------------


                                                                               2007
                                                                        (Unaudited)

Net Asset Value, Beginning of Period                                        $ 10.00
                                                                            -------

Income From Investment Operations:
Net Investment Income (Loss)@                                                  (.02)
Net Gains or Losses on Securities (both realized and unrealized)               1.31
                                                                            -------
Total From Investment Operations                                               1.29
                                                                            -------
Less Distributions From:
From Net Investment Income                                                     (.06)
                                                                            -------
Net Asset Value, End of Period                                              $ 11.23
                                                                            -------
Total Return/+/                                                              +12.88%**

Ratios/Supplemental Data
Net Assets, End of Period (in millions)                                     $   6.3
Ratio of Gross Expenses to Average Net Assets#                                 1.10%*
Ratio of Net Expenses to Average Net Assets/++/                                1.08%*
Ratio of Net Investment Income (Loss) to Average Net Assets                    (.29%)*
Portfolio Turnover Rate                                                          70%**

See Notes to Financial Highlights

Financial Highlights Century Fund

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

Investor Class                                  Six Months Ended
                                                    February 28,                          Year Ended August 31,
                                                --------------------    ---------------------------------------------------------


                                                        2007         2006     2005     2004       2003/+++/     2002/+++/
                                                     (Unaudited)

Net Asset Value, Beginning of Period                      $ 6.52     $ 6.22   $  5.54  $ 5.42        $  4.89        $  6.50
                                                          ------     ------   -------  ------        -------        -------

Income From Investment Operations:
Net Investment Income (Loss)@                               (.00)      (.02)      .01    (.03)          (.03)          (.05)
Net Gains or Losses on Securities
 (both realized and unrealized)                              .38        .33       .67     .15            .56          (1.56)
                                                          ------     ------   -------  ------        -------        -------
Total From Investment Operations                             .38        .31       .68     .12            .53          (1.61)
                                                          ------     ------   -------  ------        -------        -------

Less Distributions From:
From Net Investment Income                                    --       (.01)       --      --             --             --
                                                          ------     ------   -------  ------        -------        -------
Net Asset Value, End of Period                            $ 6.90     $ 6.52   $  6.22  $ 5.54        $  5.42        $  4.89
                                                          ------     ------   -------  ------        -------        -------
Total Return/+/                                            +5.83%**   +4.92%   +12.27%  +2.21%        +10.84%        (24.77%)

Ratios/Supplemental Data
Net Assets, End of Period (in millions)                   $ 10.2     $ 10.4   $  11.2  $ 14.3        $  17.0        $  15.5
Ratio of Gross Expenses to Average Net Assets#              1.50%*     1.51%     1.50%   1.50%          1.51%          1.50%
Ratio of Net Expenses to Average Net Assets/++/             1.50%*     1.49%     1.47%   1.49%          1.51%          1.50%
Ratio of Net Investment Income (Loss)
 to Average Net Assets                                      (.12%)*    (.27%)     .09%   (.55%)         (.62%)         (.89%)
Portfolio Turnover Rate                                       30%**      64%      107%     66%           115%           142%##

See Notes to Financial Highlights

                                 NEUBERGER BERMAN FEBRUARY 28, 2007 (UNAUDITED)

Financial Highlights Fasciano Fund

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

Investor Class                                 Six Months Ended
                                                   February 28,                            Year Ended August 31,
                                               --------------------   --------------------------------------------------------------


                                                          2007         2006         2005         2004        2003          2002
                                                      (Unaudited)

Net Asset Value, Beginning of Period                     $41.85        $43.83      $ 39.81      $ 35.39      $ 31.19      $33.93
                                                         ------        ------      -------      -------      -------      ------

Income From Investment Operations:
Net Investment Income (Loss)@                              (.09)         (.12)        (.05)        (.20)        (.11)       (.16)
Net Gains or Losses on Securities
 (both realized and unrealized)                            3.05          (.25)        5.41         4.81         4.31       (1.50)
                                                         ------        ------      -------      -------      -------      ------
Total From Investment Operations                           2.96          (.37)        5.36         4.61         4.20       (1.66)
                                                         ------        ------      -------      -------      -------      ------

Less Distributions From:
Net Capital Gains                                         (2.31)        (1.61)       (1.34)        (.19)          --       (1.08)
                                                         ------        ------      -------      -------      -------      ------
Net Asset Value, End of Period                           $42.50        $41.85      $ 43.83      $ 39.81      $ 35.39      $31.19
                                                         ------        ------      -------      -------      -------      ------
Total Return/+/                                            7.12%**       (.95%)     +13.60%      +13.06%      +13.47%      (4.99%)

Ratios/Supplemental Data
Net Assets, End of Period (in millions)                  $435.8        $484.5      $ 520.6      $ 364.9      $ 277.6      $214.1
Ratio of Gross Expenses to Average Net Assets#             1.25%*        1.21%        1.20%        1.23%        1.24%       1.36%
Ratio of Net Expenses to Average Net Assets                1.25%*/++/    1.20%/++/    1.20%/++/    1.22%/++/    1.24%       1.36%
Ratio of Net Investment Income (Loss)
 to Average Net Assets                                     (.41%)*       (.28%)       (.13%)       (.52%)       (.36%)      (.48%)
Portfolio Turnover Rate                                      10%**         39%          22%          17%          24%         24%


Advisor Class                                                                                                          Period from
                                            Six Months Ended                                                          May 24, 2002 ^
                                                February 28,                   Year Ended August 31,                  to August 31,
                                            ------------------    -----------------------------------------------     --------------



                                                     2007           2006         2005         2004          2003          2002
                                                 (Unaudited)

Net Asset Value, Beginning of Period                  $11.07       $11.63      $ 10.60      $  9.45      $  8.38       $ 10.00
                                                      ------       ------      -------      -------      -------       -------

Income From Investment Operations:
Net Investment Income (Loss)@                           (.04)        (.07)        (.05)        (.09)        (.09)         (.03)
Net Gains or Losses on Securities
 (both realized and unrealized)                          .81         (.06)        1.44         1.29         1.16         (1.59)
                                                      ------       ------      -------      -------      -------       -------
Total From Investment Operations                         .77         (.13)        1.39         1.20         1.07         (1.62)
                                                      ------       ------      -------      -------      -------       -------

Less Distributions From:
Net Capital Gains                                       (.61)        (.43)        (.36)        (.05)          --            --
                                                      ------       ------      -------      -------      -------       -------
Net Asset Value, End of Period                        $11.23       $11.07      $ 11.63      $ 10.60      $  9.45       $  8.38
                                                      ------       ------      -------      -------      -------       -------
Total Return/+/                                         6.99%**     (1.25%)     +13.20%      +12.73%      +12.77%       (16.20%)**

Ratios/Supplemental Data
Net Assets, End of Period (in millions)               $ 27.8       $ 33.4      $  30.7      $  18.5      $  13.9       $   0.9
Ratio of Gross Expenses to Average
 Net Assets#                                            1.50%*       1.50%        1.50%        1.56%        1.83%         1.90%*
Ratio of Net Expenses to Average Net Assets             1.50%*/++/   1.49%/++/    1.49%/++/    1.56%/++/    1.83%/S/      1.90%*/++/
Ratio of Net Investment Income (Loss)
 to Average Net Assets                                  (.66%)*      (.57%)       (.41%)       (.85%)      (1.03%)       (1.04%)*
Portfolio Turnover Rate                                   10%**        39%          22%          17%          24%           24%/O/

See Notes to Financial Highlights

Financial Highlights Focus Fund

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

Investor Class                                 Six Months Ended
                                                   February 28,                               Year Ended August 31,
                                               ------------------   ----------------------------------------------------------------


                                                        2007            2006          2005          2004         2003      2002
                                                    (Unaudited)

Net Asset Value, Beginning of Period                $  34.30        $  37.21      $  31.96      $  32.28      $  23.05    $  36.11
                                                    --------        --------      --------      --------      --------    --------

Income From Investment Operations:
Net Investment Income (Loss)@                            .04             .13           .21           .08           .05         .01
Net Gains or Losses on Securities
 (both realized and unrealized)                         1.84            2.24          5.12          (.35)         9.18      (10.65)
                                                    --------        --------      --------      --------      --------    --------
Total From Investment Operations                        1.88            2.37          5.33          (.27)         9.23      (10.64)
                                                    --------        --------      --------      --------      --------    --------

Less Distributions From:
Net Investment Income                                   (.15)           (.24)         (.08)         (.05)           --          --
Net Capital Gains                                      (4.84)          (5.04)           --            --            --       (2.42)
                                                    --------        --------      --------      --------      --------    --------
Total Distributions                                    (4.99)          (5.28)         (.08)         (.05)           --       (2.42)
                                                    --------        --------      --------      --------      --------    --------
Net Asset Value, End of Period                      $  31.19        $  34.30      $  37.21      $  31.96      $  32.28    $  23.05
                                                    --------        --------      --------      --------      --------    --------
Total Return/+/                                        +5.30%**         7.00%        16.69%         (.84%)      +40.04%     (31.58%)

Ratios/Supplemental Data
Net Assets, End of Period (in millions)             $1,053.5        $1,093.1      $1,185.4      $1,198.9      $1,300.0    $1,024.6
Ratio of Gross Expenses to Average Net Assets#           .87%*           .88%          .87%          .86%          .90%        .87%
Ratio of Net Expenses to Average Net Assets              .87%*/++/       .87%/++/      .87%/++/      .85%/++/      .90%        .87%
Ratio of Net Investment Income (Loss)
 to Average Net Assets                                   .22%*           .37%          .57%          .21%          .21%        .02%
Portfolio Turnover Rate                                   21%**           41%           19%           27%           24%         25%

Trust Class                                    Six Months Ended
                                                   February 28,                            Year Ended August 31,
                                               ------------------   ----------------------------------------------------------------


                                                     2007              2006          2005          2004          2003        2002
                                                 (Unaudited)

Net Asset Value, Beginning of Period                $  25.19         $  27.36      $  23.51      $  23.75      $  16.98   $  26.66
                                                    --------         --------      --------      --------      --------   --------

Income From Investment Operations:
Net Investment Income (Loss)@                            .00              .04           .10           .01           .01       (.04)
Net Gains or Losses on Securities
 (both realized and unrealized)                         1.35             1.65          3.76          (.24)         6.76      (7.86)
                                                    --------         --------      --------      --------      --------   --------
Total From Investment Operations                        1.35             1.69          3.86          (.23)         6.77      (7.90)
                                                    --------         --------      --------      --------      --------   --------

Less Distributions From:
Net Investment Income                                   (.04)            (.16)         (.01)         (.01)           --         --
Net Capital Gains                                      (3.57)           (3.70)           --            --            --      (1.78)
                                                    --------         --------      --------      --------      --------   --------
Total Distributions                                    (3.61)           (3.86)         (.01)         (.01)           --      (1.78)
                                                    --------         --------      --------      --------      --------   --------
Net Asset Value, End of Period                      $  22.93         $  25.19      $  27.36      $  23.51      $  23.75   $  16.98
                                                    --------         --------      --------      --------      --------   --------
Total Return/+/                                        +5.17%**          6.81%        16.44%         (.98%)      +39.87%    (31.74%)

Ratios/Supplemental Data
Net Assets, End of Period (in millions)             $  100.9         $  112.8      $  189.4      $  267.3      $  333.0   $  249.3
Ratio of Gross Expenses to Average Net Assets#          1.07%*           1.06%         1.05%         1.03%         1.06%      1.04%
Ratio of Net Expenses to Average Net Assets             1.07%*/++/       1.06%/++/     1.04%/++/     1.02%/++/     1.06%      1.04%
Ratio of Net Investment Income (Loss)
 to Average Net Assets                                   .01%*            .14%          .38%          .04%          .04%      (.15%)
Portfolio Turnover Rate                                   21%**            41%           19%           27%           24%        25%


See Notes to Financial Highlights

                                 NEUBERGER BERMAN FEBRUARY 28, 2007 (UNAUDITED)

Financial Highlights Focus Fund cont'd


Advisor Class                                  Six Months Ended
                                                   February 28,                            Year Ended August 31,
                                               -------------------    -------------------------------------------------------------


                                                        2007            2006        2005        2004       2003       2002
                                                    (Unaudited)

Net Asset Value, Beginning of Period                     $17.57        $19.00      $16.35      $16.54      $ 11.86   $ 18.64
                                                         ------        ------      ------      ------      -------   -------

Income From Investment Operations:
Net Investment Income (Loss)@                              (.02)          .00         .04        (.02)        (.02)     (.06)
Net Gains or Losses on Securities
 (both realized and unrealized)                             .94          1.15        2.61        (.17)        4.70     (5.48)
                                                         ------        ------      ------      ------      -------   -------
Total From Investment Operations                            .92          1.15        2.65        (.19)        4.68     (5.54)
                                                         ------        ------      ------      ------      -------   -------

Less Distributions From:
Net Capital Gains                                         (2.48)        (2.58)         --          --           --     (1.24)
                                                         ------        ------      ------      ------      -------   -------
Total Distributions                                       (2.48)        (2.58)         --          --           --     (1.24)
                                                         ------        ------      ------      ------      -------   -------
Net Asset Value, End of Period                           $16.01        $17.57      $19.00      $16.35      $ 16.54   $ 11.86
                                                         ------        ------      ------      ------      -------   -------
Total Return/+/                                           +5.05%**       6.62%      16.21%      (1.15%)     +39.46%   (31.83%)

Ratios/Supplemental Data
Net Assets, End of Period (in millions)                  $ 26.5        $ 28.1      $ 35.3      $ 41.7      $  26.9   $  15.8
Ratio of Gross Expenses to Average Net Assets#             1.28%*        1.27%       1.24%       1.22%        1.31%     1.28%
Ratio of Net Expenses to Average Net Assets                1.27%*/++/    1.26%/++/   1.23%/++/   1.21%/++/    1.31%     1.28%
Ratio of Net Investment Income (Loss)
 to Average Net Assets                                     (.19%)*       (.03%)       .20%       (.13%)       (.19%)    (.37%)
Portfolio Turnover Rate                                      21%**         41%         19%         27%          24%       25%

See Notes to Financial Highlights

Financial Highlights Genesis Fund

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

Investor Class                                 Six Months Ended
                                                   February 28,                                Year Ended August 31,
                                               ------------------    ---------------------------------------------------------------


                                                      2007                2006          2005          2004        2003    2002
                                                  (Unaudited)

Net Asset Value, Beginning of Period                 $  34.92        $  34.03      $  27.03      $  23.44      $  19.70   $  19.78
                                                     --------        --------      --------      --------      --------   --------

Income From Investment Operations:
Net Investment Income (Loss)@                             .40            (.05)         (.08)         (.10)         (.06)      (.01)
Net Gains or Losses on Securities
 (both realized and unrealized)                          1.94            1.71          7.97          3.70          3.87        .51
                                                     --------        --------      --------      --------      --------   --------
Total From Investment Operations                         2.34            1.66          7.89          3.60          3.81        .50
                                                     --------        --------      --------      --------      --------   --------

Less Distributions From:
Net Investment Income                                    (.46)             --            --            --            --         --
Net Capital Gains                                       (2.67)           (.77)         (.89)         (.01)         (.07)      (.58)
                                                     --------        --------      --------      --------      --------   --------
Total Distributions                                     (3.13)           (.77)         (.89)         (.01)         (.07)      (.58)
                                                     --------        --------      --------      --------      --------   --------
Net Asset Value, End of Period                       $  34.13        $  34.92      $  34.03      $  27.03      $  23.44   $  19.70
                                                     --------        --------      --------      --------      --------   --------
Total Return/+/                                         +6.80%**        +4.89%       +29.68%       +15.37%       +19.40%     +2.54%

Ratios/Supplemental Data
Net Assets, End of Period (in millions)              $1,853.5        $1,901.1      $1,823.2      $1,324.0      $1,273.2   $1,063.2
Ratio of Gross Expenses to Average Net Assets#           1.03%*          1.02%         1.04%         1.05%         1.08%      1.10%
Ratio of Net Expenses to Average Net Assets              1.03%*/++/      1.02%/++/     1.04%/++/     1.05%/++/     1.08%      1.10%
Ratio of Net Investment Income (Loss)
 to Average Net Assets                                   2.35%*          (.15%)        (.25%)        (.38%)        (.31%)     (.05%)
Portfolio Turnover Rate                                     9%**           19%           11%           23%           17%        19%

Trust Class                                    Six Months Ended
                                                   February 28,                             Year Ended August 31,
                                               ----------------------- -------------------------------------------------------------


                                                    2007              2006          2005          2004         2003       2002
                                                 (Unaudited)

Net Asset Value, Beginning of Period                $  49.89        $  48.66      $  38.66      $  33.54      $  28.19    $  28.33
                                                    --------        --------      --------      --------      --------    --------

Income From Investment Operations:
Net Investment Income (Loss)@                            .56            (.11)         (.13)         (.16)         (.10)       (.02)
Net Gains or Losses on Securities
 (both realized and unrealized)                         2.78            2.44         11.39          5.30          5.55         .72
                                                    --------        --------      --------      --------      --------    --------
Total From Investment Operations                        3.34            2.33         11.26          5.14          5.45         .70
                                                    --------        --------      --------      --------      --------    --------

Less Distributions From:
Net Investment Income                                   (.60)             --            --            --            --          --
Net Capital Gains                                      (3.80)          (1.10)        (1.26)         (.02)         (.10)       (.84)
                                                    --------        --------      --------      --------      --------    --------
Total Distributions                                    (4.40)          (1.10)        (1.26)         (.02)         (.10)       (.84)
                                                    --------        --------      --------      --------      --------    --------
Net Asset Value, End of Period                      $  48.83        $  49.89      $  48.66      $  38.66      $  33.54    $  28.19
                                                    --------        --------      --------      --------      --------    --------
Total Return/+/                                        +6.78%**        +4.82%       +29.63%       +15.32%       +19.40%      +2.49%

Ratios/Supplemental Data
Net Assets, End of Period (in millions)             $5,100.9        $5,970.9      $6,348.2      $4,086.3      $2,931.7    $2,237.3
Ratio of Gross Expenses to Average Net Assets#          1.10%*          1.09%         1.10%         1.10%         1.12%       1.13%
Ratio of Net Expenses to Average Net Assets             1.10%*/++/      1.09%/++/     1.09%/++/     1.10%/++/     1.12%       1.13%
Ratio of Net Investment Income (Loss)
 to Average Net Assets                                  2.29%*          (.22%)        (.31%)        (.42%)        (.35%)      (.07%)
Portfolio Turnover Rate                                    9%**           19%           11%           23%           17%         19%


See Notes to Financial Highlights

                                 NEUBERGER BERMAN FEBRUARY 28, 2007 (UNAUDITED)

Financial Highlights Genesis Fund cont'd


Advisor Class                                   Six Months Ended
                                                    February 28,                               Year Ended August 31,
                                                -------------------    -------------------------------------------------------------


                                                       2007             2006           2005          2004       2003        2002
                                                   (Unaudited)

Net Asset Value, Beginning of Period                  $  29.10         $  28.46       $  22.66       $ 19.71      $ 16.60   $16.72
                                                      --------         --------       --------       -------      -------   ------

Income From Investment Operations:
Net Investment Income (Loss)@                              .29             (.14)          (.14)         (.15)        (.10)    (.06)
Net Gains or Losses on Securities
 (both realized and unrealized)                           1.63             1.42           6.67          3.11         3.27      .43
                                                      --------         --------       --------       -------      -------   ------
Total From Investment Operations                          1.92             1.28           6.53          2.96         3.17      .37
                                                      --------         --------       --------       -------      -------   ------

Less Distributions From:
Net Investment Income                                     (.18)              --             --            --           --       --
Net Capital Gains                                        (2.22)            (.64)          (.73)         (.01)        (.06)    (.49)
                                                      --------         --------       --------       -------      -------   ------
Total Distributions                                      (2.40)            (.64)          (.73)         (.01)        (.06)    (.49)
                                                      --------         --------       --------       -------      -------   ------
Net Asset Value, End of Period                        $  28.62         $  29.10       $  28.46       $ 22.66      $ 19.71   $16.60
                                                      --------         --------       --------       -------      -------   ------
Total Return/+/                                          +6.67%**         +4.52%        +29.31%       +15.02%      +19.15%   +2.22%

Ratios/Supplemental Data
Net Assets, End of Period (in millions)               $  548.5         $  617.4       $  661.0       $ 438.5      $ 320.2   $298.2
Ratio of Gross Expenses to Average Net Assets#            1.35%*           1.35%          1.35%         1.36%        1.37%    1.39%
Ratio of Net Expenses to Average Net Assets               1.35%*/++/       1.34%/++/      1.35%/++/     1.35%/++/    1.37%    1.39%
Ratio of Net Investment Income (Loss)
 to Average Net Assets                                    2.01%*           (.47%)         (.56%)        (.68%)       (.61%)   (.33%)
Portfolio Turnover Rate                                      9%**            19%            11%           23%          17%      19%

Institutional Class                             Six Months Ended
                                                    February 28,                             Year Ended August 31,
                                                -------------------  ---------------------------------------------------------------


                                                      2007               2006           2005         2004          2003    2002
                                                  (Unaudited)

Net Asset Value, Beginning of Period                 $  47.95         $  46.66       $  36.98       $ 32.00      $ 26.83   $26.88
                                                     --------         --------       --------       -------      -------   ------

Income From Investment Operations:
Net Investment Income (Loss)@                             .60              .01           (.02)         (.06)        (.02)     .05
Net Gains or Losses on Securities
 (both realized and unrealized)                          2.67             2.34          10.91          5.06         5.28      .69
                                                     --------         --------       --------       -------      -------   ------
Total From Investment Operations                         3.27             2.35          10.89          5.00         5.26      .74
                                                     --------         --------       --------       -------      -------   ------

Less Distributions From:
Net Investment Income                                    (.78)              --             --            --           --       --
Net Capital Gains                                       (3.65)           (1.06)         (1.21)         (.02)        (.09)    (.79)
                                                     --------         --------       --------       -------      -------   ------
Total Distributions                                     (4.43)           (1.06)         (1.21)         (.02)        (.09)    (.79)
                                                     --------         --------       --------       -------      -------   ------
Net Asset Value, End of Period                       $  46.79         $  47.95       $  46.66       $ 36.98      $ 32.00   $26.83
                                                     --------         --------       --------       -------      -------   ------
Total Return/+/                                         +6.92%**         +5.05%        +29.95%       +15.62%      +19.68%   +2.77%

Ratios/Supplemental Data
Net Assets, End of Period (in millions)              $2,704.2         $2,625.7       $1,788.7       $ 912.4      $ 638.2   $456.3
Ratio of Gross Expenses to Average Net Assets#            .85%*            .85%           .85%          .85%         .85%     .85%
Ratio of Net Expenses to Average Net Assets/++/           .85%*            .85%/S/        .85%/S/       .85%         .85%     .85%
Ratio of Net Investment Income (Loss)
 to Average Net Assets                                   2.52%*           0.03%          (.06%)        (.17%)       (.08%)    .20%
Portfolio Turnover Rate                                     9%**            19%            11%           23%          17%      19%


See Notes to Financial Highlights

Financial Highlights Guardian Fund

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

Investor Class                                 Six Months Ended
                                                   February 28,                               Year Ended August 31,
                                               -------------------   ---------------------------------------------------------------


                                                     2007              2006          2005          2004         2003      2002
                                                  (Unaudited)

Net Asset Value, Beginning of Period                $  18.64         $  17.52      $  14.46      $  12.92      $  11.53   $  14.30
                                                    --------         --------      --------      --------      --------   --------

Income From Investment Operations:
Net Investment Income (Loss)@                            .04              .08           .13           .05           .05        .12
Net Gains or Losses on Securities
 (both realized and unrealized)                         1.55             1.16          2.98          1.53          1.40      (2.77)
                                                    --------         --------      --------      --------      --------   --------
Total From Investment Operations                        1.59             1.24          3.11          1.58          1.45      (2.65)
                                                    --------         --------      --------      --------      --------   --------

Less Distributions From:
Net Investment Income                                   (.07)            (.12)         (.05)         (.04)         (.05)      (.12)
Net Capital Gains                                      (1.31)              --            --            --            --         --
Tax Return of Capital                                     --               --            --            --          (.01)        --
                                                    --------         --------      --------      --------      --------   --------
Total Distributions                                    (1.38)            (.12)         (.05)         (.04)         (.06)      (.12)
                                                    --------         --------      --------      --------      --------   --------
Net Asset Value, End of Period                      $  18.85         $  18.64      $  17.52      $  14.46      $  12.92   $  11.53
                                                    --------         --------      --------      --------      --------   --------
Total Return/+/                                        +8.49%**         +7.09%       +21.52%       +12.24%       +12.70%    (18.64%)

Ratios/Supplemental Data
Net Assets, End of Period (in millions)             $1,432.7         $1,417.0      $1,415.2      $1,300.6      $1,297.6   $1,337.1
Ratio of Gross Expenses to Average Net Assets#           .88%*            .89%          .90%          .91%          .92%       .88%
Ratio of Net Expenses to Average Net Assets              .87%*/++/        .88%/++/      .90%/++/      .90%/++/      .92%       .88%
Ratio of Net Investment Income (Loss)
 to Average Net Assets                                   .37%*            .47%          .83%          .35%          .44%       .84%
Portfolio Turnover Rate                                    6%**            34%           20%           25%          113%        85%

Trust Class                                    Six Months Ended
                                                   February 28,                             Year Ended August 31,
                                               -------------------   ---------------------------------------------------------------


                                                      2007             2006          2005           2004         2003        2002
                                                  (Unaudited)

Net Asset Value, Beginning of Period                 $  14.66         $  13.79      $  11.39      $  10.18      $   9.10   $  11.27
                                                     --------         --------      --------      --------      --------   --------

Income From Investment Operations:
Net Investment Income (Loss)@                             .01              .04           .08           .02           .03        .08
Net Gains or Losses on Securities
 (both realized and unrealized)                          1.24              .91          2.35          1.21          1.10      (2.18)
                                                     --------         --------      --------      --------      --------   --------
Total From Investment Operations                         1.25              .95          2.43          1.23          1.13      (2.10)
                                                     --------         --------      --------      --------      --------   --------

Less Distributions From:
Net Investment Income                                    (.04)            (.08)         (.03)         (.02)         (.04)      (.07)
Net Capital Gains                                       (1.03)              --            --            --            --         --
Tax Return of Capital                                      --               --            --            --          (.01)        --
                                                     --------         --------      --------      --------      --------   --------
Total Distributions                                     (1.07)            (.08)         (.03)         (.02)         (.05)      (.07)
                                                     --------         --------      --------      --------      --------   --------
Net Asset Value, End of Period                       $  14.84         $  14.66      $  13.79      $  11.39      $  10.18   $   9.10
                                                     --------         --------      --------      --------      --------   --------
Total Return/+/                                         +8.45%**         +6.90%       +21.33%       +12.09%       +12.59%    (18.72%

Ratios/Supplemental Data
Net Assets, End of Period (in millions)              $  130.4         $  160.5      $  180.0      $  282.7      $  288.5   $  335.3
Ratio of Gross Expenses to Average Net Assets#           1.05%*           1.05%         1.05%         1.04%         1.05%      1.02%
Ratio of Net Expenses to Average Net Assets              1.05%*/++/       1.04%/++/     1.04%/++/     1.04%/++/     1.05%      1.02%
Ratio of Net Investment Income (Loss)
 to Average Net Assets                                    .18%*            .31%          .64%          .21%          .33%       .71%
Portfolio Turnover Rate                                     6%**            34%           20%           25%          113%        85%


See Notes to Financial Highlights

                                 NEUBERGER BERMAN FEBRUARY 28, 2007 (UNAUDITED)

Financial Highlights Guardian Fund cont'd


Advisor Class                                  Six Months Ended
                                                   February 28,                            Year Ended August 31,
                                               -------------------    --------------------------------------------------------------


                                                       2007            2006         2005         2004          2003        2002
                                                    (Unaudited)

Net Asset Value, Beginning of Period                     $16.48        $15.49      $ 12.83      $ 11.48      $ 10.29     $ 12.75
                                                         ------        ------      -------      -------      -------     -------

Income From Investment Operations:
Net Investment Income (Loss)@                              (.02)         (.02)        (.04)        (.01)          --         .06
Net Gains or Losses on Securities
 (both realized and unrealized)                            1.39          1.01         2.70         1.36         1.25       (2.47)
                                                         ------        ------      -------      -------      -------     -------
Total From Investment Operations                           1.37           .99         2.66         1.35         1.25       (2.41)
                                                         ------        ------      -------      -------      -------     -------

Less Distributions From:
Net Investment Income                                        --            --           --           --         (.05)       (.05)
Net Capital Gains                                         (1.16)           --           --           --           --          --
Tax Return of Capital                                        --            --           --           --         (.01)         --
                                                         ------        ------      -------      -------      -------     -------
Total Distributions                                       (1.16)           --           --           --         (.06)       (.05)
                                                         ------        ------      -------      -------      -------     -------
Net Asset Value, End of Period                           $16.69        $16.48      $ 15.49      $ 12.83      $ 11.48     $ 10.29
                                                         ------        ------      -------      -------      -------     -------
Total Return/+/                                           +8.24%**      +6.39%      +20.73%      +11.76%      +12.21%     (18.95%)

Ratios/Supplemental Data
Net Assets, End of Period (in millions)                  $  1.2        $  1.3      $   0.6      $   6.7      $  16.6     $  17.0
Ratio of Gross Expenses to Average Net Assets#             1.50%*        1.50%        1.50%        1.31%        1.31%       1.24%
Ratio of Net Expenses to Average Net Assets                1.50%*/++/    1.49%/++/    1.50%/++/    1.30%/++/    1.31%       1.24%
Ratio of Net Investment Income (Loss)
 to Average Net Assets                                     (.25%)*       (.12%)       (.28%)       (.09%)        .05%        .48%
Portfolio Turnover Rate                                       6%**         34%          20%          25%         113%         85%


See Notes to Financial Highlights

Financial Highlights International Fund

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

Investor Class                                  Six Months Ended
                                                    February 28,                      Year Ended August 31,
                                                -----------------  ----------------------------------------------------------------


                                                         2007       2006           2005           2004         2003         2002
                                                     (Unaudited)

Net Asset Value, Beginning of Period               $ 24.23        $ 21.01         $ 15.42      $ 11.58         $ 10.60      $11.81
                                                   -------        -------         -------      -------         -------      ------

Income From Investment Operations:
Net Investment Income (Loss)@                          .04            .28             .15          .10             .10         .03
Net Gains or Losses on Securities
 (both realized and unrealized)                       2.73           3.81            5.54         3.89             .88       (1.21)
                                                   -------        -------         -------      -------         -------      ------
Total From Investment Operations                      2.77           4.09            5.69         3.99             .98       (1.18)
                                                   -------        -------         -------      -------         -------      ------

Less Distributions From:
Net Investment Income                                 (.29)          (.13)           (.11)        (.16)           (.03)       (.02)
Net Capital Gains                                    (2.33)          (.75)             --           --              --        (.04)
                                                   -------        -------         -------      -------         -------      ------
Total Distributions                                  (2.62)          (.88)           (.11)        (.16)           (.03)       (.06)
                                                   -------        -------         -------      -------         -------      ------
Redemption Fees@                                       .00            .01             .01          .01             .03         .03
                                                   -------        -------         -------      -------         -------      ------
Net Asset Value, End of Period                     $ 24.38        $ 24.23         $ 21.01      $ 15.42         $ 11.58      $10.60
                                                   -------        -------         -------      -------         -------      ------
Total Return/+/                                     +11.50%**      +20.07%         +37.08%      +34.73%          +9.58%      (9.76%)

Ratios/Supplemental Data
Net Assets, End of Period (in millions)            $ 726.6        $ 921.4         $ 455.5      $ 162.1         $  82.0      $ 77.1
Ratio of Gross Expenses to Average Net Assets#        1.28%*         1.26%           1.40%        1.57%           1.70%       1.69%
Ratio of Net Expenses to Average Net Assets           1.26%*/++/     1.25%/++//S/    1.39%/++/    1.57%/++//S/    1.70%/++/   1.69%
Ratio of Net Investment Income (Loss)
 to Average Net Assets                                 .32%*         1.19%            .82%         .68%           1.00%        .31%
Portfolio Turnover Rate                                 20%**          48%             38%          72%             90%         63%

Trust Class                                     Six Months Ended
                                                    February 28,                              Year Ended August 31,
                                                -------------------   --------------------------------------------------------------


                                                         2007            2006         2005              2004        2003     2002
                                                     (Unaudited)

Net Asset Value, Beginning of Period                     $ 26.52       $ 22.93         $ 16.80      $ 12.60      $ 11.36    $12.56
                                                         -------       -------         -------      -------      -------    ------

Income From Investment Operations:
Net Investment Income (Loss)@                                .03           .31             .14          .03          .09      (.01)
Net Gains or Losses on Securities
 (both realized and unrealized)                             2.98          4.16            6.04         4.27         1.04     (1.26)
                                                         -------       -------         -------      -------      -------    ------
Total From Investment Operations                            3.01          4.47            6.18         4.30         1.13     (1.27)
                                                         -------       -------         -------      -------      -------    ------

Less Distributions From:
Net Investment Income                                       (.24)         (.08)           (.06)        (.11)          --        --
Net Capital Gains                                          (2.53)         (.81)             --           --           --      (.04)
                                                         -------       -------         -------      -------      -------    ------
Total Distributions                                        (2.77)         (.89)           (.06)        (.11)          --      (.04)
                                                         -------       -------         -------      -------      -------    ------
Redemption Fees@                                             .00           .01             .01          .01          .11       .11
                                                         -------       -------         -------      -------      -------    ------
Net Asset Value, End of Period                           $ 26.76       $ 26.52         $ 22.93      $ 16.80      $ 12.60    $11.36
                                                         -------       -------         -------      -------      -------    ------
Total Return/+/                                           +11.42%**     +20.02%         +36.89%      +34.31%      +10.92%    (9.25%)

Ratios/Supplemental Data
Net Assets, End of Period (in millions)                  $ 847.2       $ 870.9         $ 233.2      $  16.7      $   2.2    $  0.9
Ratio of Gross Expenses to Average Net Assets#              1.35%*        1.33%           1.50%        1.93%        2.00%     1.99%
Ratio of Net Expenses to Average Net Assets/++/             1.33%*        1.32% /S/       1.48%        1.93%/S/     2.00%     1.99%
Ratio of Net Investment Income (Loss)
 to Average Net Assets                                       .26%*        1.21%            .70%         .17%         .81%     (.09%)
Portfolio Turnover Rate                                       20%**         48%             38%          72%          90%       63%


See Notes to Financial Highlights

                                 NEUBERGER BERMAN FEBRUARY 28, 2007 (UNAUDITED)

Financial Highlights International Institutional Fund

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

Institutional Class                                                                       Period from
                                               Six Months Ended        Year Ended      June 17, 2005^
                                                   February 28,        August 31,       to August 31,
                                               --------------------    ------------    -----------------


                                                        2007              2006             2005
                                                    (Unaudited)

Net Asset Value, Beginning of Period                    $ 12.69        $ 10.95           $10.00
                                                        -------        -------           ------

Income From Investment Operations:
Net Investment Income (Loss)@                               .04            .22              .00
Net Gains or Losses on Securities
 (both realized and unrealized)                            1.40           1.60              .95
                                                        -------        -------           ------
Total From Investment Operations                           1.44           1.82              .95
                                                        -------        -------           ------

Less Distributions From:
Net Investment Income                                      (.18)          (.03)              --
Net Capital Gains                                          (.31)          (.05)              --
                                                        -------        -------           ------
Total Distributions                                        (.49)          (.08)              --
                                                        -------        -------           ------
Redemption Fees@                                            .00            .00               --
                                                        -------        -------           ------
Net Asset Value, End of Period                          $ 13.64        $ 12.69           $10.95
                                                        -------        -------           ------
Total Return/+/                                          +11.44%**      +16.68%           +9.50%**

Ratios/Supplemental Data
Net Assets, End of Period (in millions)                 $ 566.2        $ 627.6           $ 42.2
Ratio of Gross Expenses to Average Net Assets#              .86%*          .85%             .85%*
Ratio of Net Expenses to Average Net Assets^^               .86%*          .85%             .85%*
Ratio of Net Investment Income (Loss)
 to Average Net Assets                                      .67%*         1.78%             .14%*
Portfolio Turnover Rate                                      37%**          45%              14%**

See Notes to Financial Highlights

Financial Highlights International Large Cap Fund

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

Trust Class                                                                                  Period from
                                                                 Six Months Ended        August 1, 2006^
                                                                     February 28,          to August 31,
                                                                 --------------------    ------------------


                                                                          2007                   2006
                                                                      (Unaudited)

Net Asset Value, Beginning of Period                                      $ 10.19              $10.00
                                                                          -------              ------

Income From Investment Operations:
Net Investment Income (Loss)@                                                 .02                 .01
Net Gains or Losses on Securities (both realized and unrealized)             1.13                 .18
                                                                          -------              ------
Total From Investment Operations                                             1.15                 .19
                                                                          -------              ------

Less Distributions From:
Net Investment Income                                                        (.05)                 --
Net Capital Gains                                                            (.01)                 --
                                                                          -------              ------
Total Distributions                                                          (.06)                 --
                                                                          -------              ------
Redemption Fees@                                                              .00                  --
                                                                          -------              ------
Net Asset Value, End of Period                                            $ 11.28              $10.19
                                                                          -------              ------
Total Return/+/                                                            +11.25%**            +1.90%**

Ratios/Supplemental Data
Net Assets, End of Period (in millions)                                   $  25.6              $  6.2
Ratio of Gross Expenses to Average Net Assets#                               1.25%*              1.25%*
Ratio of Net Expenses to Average Net Assets/++/                              1.25%*              1.25%*
Ratio of Net Investment Income (Loss) to Average Net Assets                   .43%*              1.32%*
Portfolio Turnover Rate                                                        10%**                6%**

Institutional Class                                                   Period from
                                                                 October 6, 2006^
                                                                  to February 28,
                                                                 --------------------


                                                                             2007
                                                                      (Unaudited)

Net Asset Value, Beginning of Period                                      $ 10.19
                                                                          -------

Income From Investment Operations:
Net Investment Income (Loss)@                                                 .03
Net Gains or Losses on Securities (both realized and unrealized)             1.14
                                                                          -------
Total From Investment Operations                                             1.17
                                                                          -------

Less Distributions From:
Net Investment Income                                                        (.06)
Net Capital Gains                                                            (.01)
                                                                          -------
Total Distributions                                                          (.07)
                                                                          -------
Redemption Fees@                                                              .00
                                                                          -------
Net Asset Value, End of Period                                            $ 11.29
                                                                          -------
Total Return/+/                                                            +11.46%**

Ratios/Supplemental Data
Net Assets, End of Period (in millions)                                   $  84.1
Ratio of Gross Expenses to Average Net Assets#                                .90%*
Ratio of Net Expenses to Average Net Assets/++/                               .89%*
Ratio of Net Investment Income (Loss) to Average Net Assets                   .61%*
Portfolio Turnover Rate                                                        10%**/O/

See Notes to Financial Highlights

                                 NEUBERGER BERMAN FEBRUARY 28, 2007 (UNAUDITED)

Financial Highlights Manhattan Fund

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

Investor Class                                 Six Months Ended
                                                   February 28,                                 Year Ended August 31,
                                               ------------------   ----------------------------------------------------------------


                                                        2007       2006         2005        2004       2003/+++/       2002/+++/
                                                    (Unaudited)

Net Asset Value, Beginning of Period               $  8.17        $ 7.45      $  5.86      $ 5.58       $  4.70       $  6.63
                                                   -------        ------      -------      ------       -------       -------

Income From Investment Operations:
Net Investment Income (Loss)@                         (.02)         (.03)        (.04)       (.04)         (.04)         (.04)
Net Gains or Losses on Securities
 (both realized and unrealized)                       1.27           .75         1.63         .32           .92         (1.84)
                                                   -------        ------      -------      ------       -------       -------
Total From Investment Operations                      1.25           .72         1.59         .28           .88         (1.88)
                                                   -------        ------      -------      ------       -------       -------
Less Distributions From:
Net Capital Gains                                       --            --           --          --            --          (.05)
                                                   -------        ------      -------      ------       -------       -------
Net Asset Value, End of Period                     $  9.42        $ 8.17      $  7.45      $ 5.86       $  5.58       $  4.70
                                                   -------        ------      -------      ------       -------       -------
Total Return/+/                                     +15.30%**      +9.66%      +27.13%      +5.02%       +18.72%       (28.57%)
Ratios/Supplemental Data
Net Assets, End of Period (in millions)            $ 393.5        $356.7      $ 342.2      $306.2       $ 324.6       $ 300.5
Ratio of Gross Expenses to Average Net Assets#        1.03%*        1.05%        1.07%       1.09%         1.12%         1.05%
Ratio of Net Expenses to Average Net Assets           1.02%*/++/    1.04%/++/    1.06%/++/   1.06%/++/     1.12%         1.05%
Ratio of Net Investment Income (Loss)
 to Average Net Assets                                (.51%)*       (.36%)       (.65%)      (.63%)        (.78%)        (.69%)
Portfolio Turnover Rate                                 22%**         45%          65%        102%          145%           98%

Trust Class                                    Six Months Ended
                                                   February 28,                              Year Ended August 31,
                                               -------------------  ----------------------------------------------------------------


                                                        2007            2006         2005        2004       2003/+++/     2002/+++/
                                                    (Unaudited)

Net Asset Value, Beginning of Period                    $ 12.53        $11.46      $  9.04      $ 8.62      $  7.26       $ 10.23
                                                        -------        ------      -------      ------      -------       -------

Income From Investment Operations:
Net Investment Income (Loss)@                              (.06)         (.08)        (.09)       (.07)        (.06)         (.07)
Net Gains or Losses on Securities
 (both realized and unrealized)                            1.95          1.15         2.51         .49         1.42         (2.83)
                                                        -------        ------      -------      ------      -------       -------
Total From Investment Operations                           1.89          1.07         2.42         .42         1.36         (2.90)
                                                        -------        ------      -------      ------      -------       -------
Less Distributions From:
Net Capital Gains                                            --            --           --          --           --          (.07)
                                                        -------        ------      -------      ------      -------       -------
Net Asset Value, End of Period                          $ 14.42        $12.53      $ 11.46      $ 9.04      $  8.62       $  7.26
                                                        -------        ------      -------      ------      -------       -------
Total Return/+/                                          +15.08%**      +9.34%      +26.77%      +4.87%      +18.73%       (28.54%)
Ratios/Supplemental Data
Net Assets, End of Period (in millions)                 $   7.9        $  6.6      $   7.6      $  9.5      $  16.7       $  18.2
Ratio of Gross Expenses to Average Net Assets#             1.35%*        1.33%        1.27%       1.21%        1.19%         1.11%
Ratio of Net Expenses to Average Net Assets                1.35%*/++/    1.32%/++/    1.26%/++/   1.19%/++/    1.19%         1.11%
Ratio of Net Investment Income (Loss)
 to Average Net Assets                                     (.83%)*       (.65%)       (.85%)      (.77%)       (.85%)        (.75%)
Portfolio Turnover Rate                                      22%**         45%          65%        102%         145%           98%



See Notes to Financial Highlights

Financial Highlights Manhattan Fund cont'd


Advisor Class                                   Six Months Ended
                                                    February 28,                          Year Ended August 31,
                                                ------------------   ---------------------------------------------------------------


                                                        2007          2006      2005    2004          2003/+++/        2002/+++/
                                                     (Unaudited)

Net Asset Value, Beginning of Period                     $ 12.96     $11.88   $  9.40   $ 9.00        $  7.61        $ 10.77
                                                         -------     ------   -------   ------        -------        -------

Income From Investment Operations:
Net Investment Income (Loss)@                               (.07)      (.10)     (.11)    (.10)          (.09)          (.11)
Net Gains or Losses on Securities
 (both realized and unrealized)                             2.02       1.18      2.59      .50           1.48          (2.97)
                                                         -------     ------   -------   ------        -------        -------
Total From Investment Operations                            1.95       1.08      2.48      .40           1.39          (3.08)
                                                         -------     ------   -------   ------        -------        -------

Less Distributions From:
Net Capital Gains                                             --         --        --       --             --           (.08)
                                                         -------     ------   -------   ------        -------        -------
Net Asset Value, End of Period                           $ 14.91     $12.96   $ 11.88   $ 9.40        $  9.00        $  7.61
                                                         -------     ------   -------   ------        -------        -------
Total Return/+/                                           +15.05%**   +9.09%   +26.38%   +4.44%        +18.27%        (28.81%)

Ratios/Supplemental Data
Net Assets, End of Period (in millions)                  $   1.0     $  0.8   $   1.1   $  2.1        $   2.2        $   1.8
Ratio of Gross Expenses to Average Net Assets#              1.50%*     1.50%     1.50%    1.50%          1.50%          1.50%
Ratio of Net Expenses to Average Net Assets/++/             1.49%*     1.49%     1.49%    1.48%          1.50%          1.50%
Ratio of Net Investment Income (Loss)
 to Average Net Assets                                      (.98%)*    (.80%)   (1.08%)  (1.05%)        (1.16%)        (1.14%)
Portfolio Turnover Rate                                       22%**      45%       65%     102%           145%            98%

See Notes to Financial Highlights

                                 NEUBERGER BERMAN FEBRUARY 28, 2007 (UNAUDITED)

Financial Highlights Millennium Fund

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

Investor Class                                  Six Months Ended
                                                    February 28,                                   Year Ended August 31,
                                                -------------------   --------------------------------------------------------------


                                                        2007              2006       2005        2004        2003/+++/     2002/+++/
                                                     (Unaudited)

Net Asset Value, Beginning of Period                   $ 15.01        $14.19      $ 10.71      $10.88        $  9.36       $ 14.35
                                                       -------        ------      -------      ------        -------       -------

Income From Investment Operations:
Net Investment Income (Loss)@                             (.09)         (.19)        (.19)       (.14)          (.10)         (.14)
Net Gains or Losses on Securities
 (both realized and unrealized)                           2.27          1.01         3.67        (.03)          1.62         (4.85)
                                                       -------        ------      -------      ------        -------       -------
Total From Investment Operations                          2.18           .82         3.48        (.17)          1.52         (4.99)
                                                       -------        ------      -------      ------        -------       -------
Net Asset Value, End of Period                         $ 17.19        $15.01      $ 14.19      $10.71        $ 10.88       $  9.36
                                                       -------        ------      -------      ------        -------       -------
Total Return/+/                                         +14.52%**      +5.78%      +32.49%      (1.56%)       +16.24%       (34.77%)

Ratios/Supplemental Data
Net Assets, End of Period (in millions)                $  46.9        $ 46.9      $  45.0      $ 43.3        $  59.1       $  63.1
Ratio of Gross Expenses to Average Net Assets#            1.30%*        1.60%        1.75%       1.75%          1.75%         1.62%
Ratio of Net Expenses to Average Net Assets               1.28%*/++/    1.57%/++/    1.71%/++/   1.71%/++/      1.75%/++/     1.62%
Ratio of Net Investment Income (Loss)
 to Average Net Assets                                   (1.06%)*      (1.21%)      (1.47%)     (1.20%)        (1.09%)       (1.05%)
Portfolio Turnover Rate                                     69%**        142%         204%        146%           241%          126%

Trust Class                                     Six Months Ended
                                                    February 28,                                Year Ended August 31,
                                                --------------------  --------------------------------------------------------------


                                                         2007            2006         2005        2004       2003/+++/    2002/+++/
                                                     (Unaudited)

Net Asset Value, Beginning of Period                     $ 16.52        $15.62      $ 11.78      $11.98     $ 10.30      $ 15.82
                                                         -------        ------      -------      ------     -------      -------

Income From Investment Operations:
Net Investment Income (Loss)@                               (.10)         (.22)        (.21)       (.15)       (.11)        (.17)
Net Gains or Losses on Securities
 (both realized and unrealized)                             2.48          1.12         4.05        (.05)       1.79        (5.35)
                                                         -------        ------      -------      ------     -------      -------
Total From Investment Operations                            2.38           .90         3.84        (.20)       1.68        (5.52)
                                                         -------        ------      -------      ------     -------      -------
Net Asset Value, End of Period                           $ 18.90        $16.52      $ 15.62      $11.78     $ 11.98      $ 10.30
                                                         -------        ------      -------      ------     -------      -------
Total Return/+/                                           +14.41%**      +5.76%      +32.60%      (1.67%)    +16.31%      (34.89%)

Ratios/Supplemental Data
Net Assets, End of Period (in millions)                  $   3.2        $  2.5      $   2.7      $  2.7     $   4.6      $   4.3
Ratio of Gross Expenses to Average Net Assets#              1.40%*        1.66%        1.75%       1.75%       1.75%        1.75%
Ratio of Net Expenses to Average Net Assets/++/             1.38%*        1.63%        1.71%       1.70%       1.75%        1.75%
Ratio of Net Investment Income (Loss)
 to Average Net Assets                                     (1.16%)*      (1.26%)      (1.48%)     (1.20%)     (1.10%)      (1.18%)
Portfolio Turnover Rate                                       69%**        142%         204%        146%        241%         126%

See Notes to Financial Highlights

Financial Highlights Millennium Fund cont'd


Advisor Class                                                                                                    Period from
                                        Six Months Ended                                                        May 3, 2002^
                                            February 28,                  Year Ended August 31,                to August 31,
                                        ------------------   -------------------------------------------     -------------------


                                                 2007            2006      2005     2004       2003/+++/           2002/+++/
                                             (Unaudited)

Net Asset Value, Beginning of Period             $ 11.07      $10.49   $  7.92   $ 8.04        $  6.92          $ 10.00
                                                 -------      ------   -------   ------        -------          -------

Income From Investment Operations:
Net Investment Income (Loss)@                       (.08)       (.16)     (.15)    (.11)          (.09)            (.04)
Net Gains or Losses on Securities
 (both realized and unrealized)                     1.67         .74      2.72     (.01)          1.21            (3.04)
                                                 -------      ------   -------   ------        -------          -------
Total From Investment Operations                    1.59         .58      2.57     (.12)          1.12            (3.08)
                                                 -------      ------   -------   ------        -------          -------
Net Asset Value, End of Period                   $ 12.66      $11.07   $ 10.49   $ 7.92        $  8.04          $  6.92
                                                 -------      ------   -------   ------        -------          -------
Total Return/+/                                   +14.36%**    +5.53%   +32.45%   (1.49%)       +16.18%          (30.80%)**

Ratios/Supplemental Data
Net Assets, End of Period (in millions)          $   2.4      $  2.2   $   1.0   $  0.5        $   0.8          $   0.2
Ratio of Gross Expenses to Average
 Net Assets#                                        1.60%*      1.77%     1.90%    1.90%          1.90%            1.90%*
Ratio of Net Expenses to Average
 Net Assets/++/                                     1.58%*      1.74%     1.86%    1.86%          1.90%            1.90%*
Ratio of Net Investment Income (Loss)
 to Average Net Assets                             (1.36%)*    (1.36%)   (1.62%)  (1.36%)        (1.25%)          (1.28%)*
Portfolio Turnover Rate                               69%**      142%      204%     146%           241%             126%/O/

See Notes to Financial Highlights

                                 NEUBERGER BERMAN FEBRUARY 28, 2007 (UNAUDITED)

Financial Highlights Partners Fund

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

Investor Class                                 Six Months Ended
                                                   February 28,                                Year Ended August 31,
                                               ------------------  -----------------------------------------------------------------


                                                        2007         2006          2005          2004        2003            2002
                                                    (Unaudited)

Net Asset Value, Beginning of Period              $  28.71        $  28.62      $  21.41      $  19.22      $  16.67      $  20.54
                                                  --------        --------      --------      --------      --------      --------

Income From Investment Operations:
Net Investment Income (Loss)@                          .04             .24           .21           .16           .01           .03
Net Gains or Losses on Securities
 (both realized and unrealized)                       3.14            1.43          7.17          2.04          2.57         (3.44)
                                                  --------        --------      --------      --------      --------      --------
Total From Investment Operations                      3.18            1.67          7.38          2.20          2.58         (3.41)
                                                  --------        --------      --------      --------      --------      --------

Less Distributions From:
Net Investment Income                                 (.19)           (.27)         (.17)         (.01)         (.03)         (.08)
Net Capital Gains                                     (.51)          (1.31)           --            --            --          (.38)
                                                  --------        --------      --------      --------      --------      --------
Total Distributions                                   (.70)          (1.58)         (.17)         (.01)         (.03)         (.46)
                                                  --------        --------      --------      --------      --------      --------
Net Asset Value, End of Period                    $  31.19        $  28.71      $  28.62      $  21.41      $  19.22      $  16.67
                                                  --------        --------      --------      --------      --------      --------
Total Return/+/                                     +11.09%**        +5.87%       +34.59%       +11.43%       +15.51%       (16.98%)

Ratios/Supplemental Data
Net Assets, End of Period (in millions)           $2,233.2        $2,106.7      $1,826.9      $1,280.8      $1,247.2      $1,209.6
Ratio of Gross Expenses to Average Net Assets#         .81%*           .82%          .86%          .88%          .90%          .87%
Ratio of Net Expenses to Average Net Assets            .81%*/++/       .82%/++/      .85%/++/      .87%/++/      .90%          .87%
Ratio of Net Investment Income (Loss)
 to Average Net Assets                                 .29%*           .84%          .83%          .76%          .08%          .16%
Portfolio Turnover Rate                                 26%**           33%           61%           67%           65%           53%

Trust Class                                    Six Months Ended
                                                   February 28,                          Year Ended August 31,
                                               -----------------  ------------------------------------------------------------------


                                                     2007            2006          2005          2004        2003       2002
                                                 (Unaudited)

Net Asset Value, Beginning of Period              $  22.14        $  22.02      $  16.48      $  14.81      $  12.84     $  15.81
                                                  --------        --------      --------      --------      --------     --------

Income From Investment Operations:
Net Investment Income (Loss)@                          .01             .15           .13           .10          (.01)        (.00)
Net Gains or Losses on Securities
 (both realized and unrealized)                       2.41            1.11          5.51          1.57          1.98        (2.65)
                                                  --------        --------      --------      --------      --------     --------
Total From Investment Operations                      2.42            1.26          5.64          1.67          1.97        (2.65)
                                                  --------        --------      --------      --------      --------     --------

Less Distributions From:
Net Investment Income                                 (.10)           (.13)         (.10)           --            --         (.03)
Net Capital Gains                                     (.39)          (1.01)           --            --            --         (.29)
                                                  --------        --------      --------      --------      --------     --------
Total Distributions                                   (.49)          (1.14)         (.10)           --            --         (.32)
                                                  --------        --------      --------      --------      --------     --------
Net Asset Value, End of Period                    $  24.07        $  22.14      $  22.02      $  16.48      $  14.81     $  12.84
                                                  --------        --------      --------      --------      --------     --------
Total Return/+/                                     +10.95%**        +5.70%       +34.34%       +11.28%       +15.34%      (17.10%)

Ratios/Supplemental Data
Net Assets, End of Period (in millions)           $1,075.6        $  970.5      $  532.8      $  283.8      $  301.1     $  314.7
Ratio of Gross Expenses to Average Net Assets#        1.00%*          1.00%         1.03%         1.04%         1.05%        1.03%
Ratio of Net Expenses to Average Net Assets            .99%*/++/       .99%/++/     1.02%/++/     1.02%/++/     1.05%        1.03%
Ratio of Net Investment Income (Loss)
 to Average Net Assets                                 .10%*           .66%          .66%          .60%         (.07%)       (.00%)
Portfolio Turnover Rate                                 26%**           33%           61%           67%           65%          53%


See Notes to Financial Highlights

Financial Highlights Partners Fund cont'd


Advisor Class                                  Six Months Ended
                                                   February 28,                              Year Ended August 31,
                                               -------------------     ------------------------------------------------------------


                                                       2007             2006         2005         2004        2003         2002
                                                    (Unaudited)

Net Asset Value, Beginning of Period                    $ 19.18        $19.01      $ 14.23      $ 12.82      $ 11.14      $ 13.72
                                                        -------        ------      -------      -------      -------      -------

Income From Investment Operations:
Net Investment Income (Loss)@                              (.01)          .10          .07          .03         (.03)        (.02)
Net Gains or Losses on Securities
 (both realized and unrealized)                            2.10           .94         4.77         1.38         1.71        (2.31)
                                                        -------        ------      -------      -------      -------      -------
Total From Investment Operations                           2.09          1.04         4.84         1.41         1.68        (2.33)
                                                        -------        ------      -------      -------      -------      -------

Less Distributions From:
Net Investment Income                                      (.05)         (.01)        (.06)          --           --           --
Net Capital Gains                                          (.34)         (.86)          --           --           --         (.25)
                                                        -------        ------      -------      -------      -------      -------
Total Distributions                                        (.39)         (.87)        (.06)          --           --         (.25)
                                                        -------        ------      -------      -------      -------      -------
Net Asset Value, End of Period                          $ 20.88        $19.18      $ 19.01      $ 14.23      $ 12.82      $ 11.14
                                                        -------        ------      -------      -------      -------      -------
Total Return/+/                                          +10.91%**      +5.56%      +34.04%      +11.00%      +15.08%      (17.29%)

Ratios/Supplemental Data
Net Assets, End of Period (in millions)                 $ 667.8        $605.0      $  85.6      $  13.7      $  30.0      $  29.9
Ratio of Gross Expenses to Average Net Assets#             1.15%*        1.15%        1.25%        1.26%        1.26%        1.22%
Ratio of Net Expenses to Average Net Assets                1.14%*/++/    1.14%/++/    1.23%/++/    1.24%/++/    1.26%        1.22%
Ratio of Net Investment Income (Loss)
 to Average Net Assets                                     (.05%)*        .52%         .40%         .25%        (.28%)       (.19%)
Portfolio Turnover Rate                                      26%**         33%          61%          67%          65%          53%

Institutional Class                                                                            Period from
                                                                 Six Months Ended            June 7, 2005^
                                                                     February 28,            to August 31,
                                                                 ---------------------       ----------------


                                                                          2007                   2006
                                                                      (Unaudited)

Net Asset Value, Beginning of Period                                      $ 28.72                $28.12
                                                                          -------                ------

Income From Investment Operations:
Net Investment Income (Loss)@                                                 .06                   .19
Net Gains or Losses on Securities (both realized and unrealized)             3.14                   .41
                                                                          -------                ------
Total From Investment Operations                                             3.20                   .60
                                                                          -------                ------

Less Distributions From:
Net Investment Income                                                        (.07)                   --
Net Capital Gains                                                            (.51)                   --
                                                                          -------                ------
Total Distributions                                                          (.58)                   --
                                                                          -------                ------
Net Asset Value, End of Period                                            $ 31.34                $28.72
                                                                          -------                ------
Total Return/+/                                                            +11.15%**              +2.13%**

Ratios/Supplemental Data
Net Assets, End of Period (in millions)                                   $ 132.8                $130.5
Ratio of Gross Expenses to Average Net Assets#                                .67%*                 .70%*
Ratio of Net Expenses to Average Net Assets/++/                               .66%*/S/              .69%*
Ratio of Net Investment Income (Loss) to Average Net Assets                   .43%*                2.85%*
Portfolio Turnover Rate                                                        26%**                 33%/O/

See Notes to Financial Highlights

                                 NEUBERGER BERMAN FEBRUARY 28, 2007 (UNAUDITED)

Financial Highlights Real Estate Fund

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

Trust Class                                                                                               Period from
                                        Six Months Ended                                                 May 1, 2002^
                                            February 28,               Year Ended August 31,            to August 31,
                                        -------------------  ---------------------------------------    ----------------


                                                2007          2006     2005     2004     2003               2002
                                             (Unaudited)

Net Asset Value, Beginning of Period             $ 15.69     $ 14.73  $ 14.13  $ 11.49  $  9.81            $10.00
                                                 -------     -------  -------  -------  -------            ------

Income From Investment Operations:
Net Investment Income (Loss)@                        .09         .20      .19      .26      .31               .12
Net Gains or Losses on Securities
 (both realized and unrealized)                     2.58        3.39     3.28     3.17     1.75              (.24)
                                                 -------     -------  -------  -------  -------            ------
Total From Investment Operations                    2.67        3.59     3.47     3.43     2.06              (.12)
                                                 -------     -------  -------  -------  -------            ------

Less Distributions From:
Net Investment Income                               (.18)       (.27)    (.23)    (.28)    (.38)             (.07)
Net Capital Gains                                  (1.19)      (2.36)   (2.64)    (.52)      --                --
                                                 -------     -------  -------  -------  -------            ------
Total Distributions                                (1.37)      (2.63)   (2.87)    (.80)    (.38)             (.07)
                                                 -------     -------  -------  -------  -------            ------
Redemption Fees@                                     .00         .00      .00      .01      .00               .00
                                                 -------     -------  -------  -------  -------            ------
Net Asset Value, End of Period                   $ 16.99     $ 15.69  $ 14.73  $ 14.13  $ 11.49            $ 9.81
                                                 -------     -------  -------  -------  -------            ------
Total Return/+/                                   +17.62%**   +28.50%  +27.06%  +31.03%  +21.70%            (1.23%)**

Ratios/Supplemental Data
Net Assets, End of Period (in millions)          $ 142.2     $  86.7  $  46.8  $  40.1  $  31.2            $ 12.2
Ratio of Gross Expenses to Average Net
 Assets#                                             .99%*      1.11%    1.50%    1.50%    1.50%             1.50%*
Ratio of Net Expenses to Average Net
 Assets/++/                                          .98%*      1.09%    1.48%    1.47%    1.50%             1.50%*
Ratio of Net Investment Income (Loss)
 to Average Net Assets                              1.12%*      1.39%    1.40%    2.05%    3.10%             3.53%*
Portfolio Turnover Rate                               44%**       97%     129%     148%      85%               44%**

See Notes to Financial Highlights

Financial Highlights Regency Fund

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

Investor Class                               Six Months Ended
                                                February 28,                          Year Ended August 31,
                                            ------------------  --------------------------------------------------------------------


                                                   2007         2006        2005                2004         2003/+++/   2002/+++/
                                              (Unaudited)

Net Asset Value, Beginning of Period           $ 16.52         $17.37      $ 14.44           $ 12.14          $ 10.58      $12.92
                                               -------         ------      -------           -------          -------      ------

Income From Investment Operations:
Net Investment Income (Loss)@                      .02            .13          .01              (.03)            (.03)       (.01)
Net Gains or Losses on Securities
 (both realized and unrealized)                   2.21            .39         4.08/SS/          2.33             1.59        (.88)
                                               -------         ------      -------           -------          -------      ------
Total From Investment Operations                  2.23            .52         4.09              2.30             1.56        (.89)
                                               -------         ------      -------           -------          -------      ------

Less Distributions From:
Net Investment Income                             (.10)          (.06)          --                --               --        (.01)
Net Capital Gains                                 (.09)         (1.31)       (1.16)               --               --       (1.44)
                                               -------         ------      -------           -------          -------      ------
Total Distributions                               (.19)         (1.37)       (1.16)               --               --       (1.45)
                                               -------         ------      -------           -------          -------      ------
Net Asset Value, End of Period                 $ 18.56         $16.52      $ 17.37           $ 14.44          $ 12.14      $10.58
                                               -------         ------      -------           -------          -------      ------
Total Return/+/                                 +13.55%**       +2.94%      +29.26%           +18.95%          +14.74%      (7.42%)

Ratios/Supplemental Data
Net Assets, End of Period (in millions)        $  99.7         $111.1      $ 107.9           $  33.5          $  20.1      $ 16.7
Ratio of Gross Expenses to Average Net Assets#    1.10%*         1.12%        1.21%             1.50%            1.50%       1.50%
Ratio of Net Expenses to Average Net Assets       1.08%*/++/     1.11%/++/    1.20%/S//++/      1.49%/S//++/   1.50%/++/   1.50%/S/
Ratio of Net Investment Income (Loss)
 to Average Net Assets                             .20%*          .75%         .09%             (.22%)           (.30%)      (.07%)
Portfolio Turnover Rate                             36%**          52%          91%               62%              73%        119%

Trust Class                                       Six Months Ended
                                                    February 28,                        Year Ended August 31,
                                                --------------------     -----------------------------------------------------------


                                                        2007              2006         2005         2004       2003/+++/   2002/+++/
                                                     (Unaudited)

Net Asset Value, Beginning of Period                     $ 14.41         $15.13      $ 12.61        $ 10.61      $  9.24    $11.30
                                                         -------         ------      -------        -------      -------    ------

Income From Investment Operations:
Net Investment Income (Loss)@                                .00            .09         (.01)          (.03)        (.03)     (.00)
Net Gains or Losses on Securities
 (both realized and unrealized)                             1.93            .34         3.56/SS/       2.03         1.40      (.78)
                                                         -------         ------      -------        -------      -------    ------
Total From Investment Operations                            1.93            .43         3.55           2.00         1.37      (.78)
                                                         -------         ------      -------        -------      -------    ------
Less Distributions From:
Net Investment Income                                       (.06)          (.02)          --             --           --      (.01)
Net Capital Gains                                           (.08)         (1.13)       (1.03)            --           --     (1.27)
                                                         -------         ------      -------        -------      -------    ------
Total Distributions                                         (.14)         (1.15)       (1.03)            --           --     (1.28)
                                                         -------         ------      -------        -------      -------    ------
Net Asset Value, End of Period                           $ 16.20         $14.41      $ 15.13        $ 12.61      $ 10.61    $ 9.24
                                                         -------         ------      -------        -------      -------    ------
Total Return/+/                                           +13.42%**       +2.81%      +29.13%        +18.85%      +14.83%    (7.45%)
Ratios/Supplemental Data
Net Assets, End of Period (in millions)                  $  74.7         $ 64.2      $  36.1        $  19.8      $  11.3    $ 13.4
Ratio of Gross Expenses to Average Net Assets#              1.25%*         1.25%        1.38%          1.50%        1.50%     1.50%
Ratio of Net Expenses to Average Net Assets/++/             1.24%*         1.24%        1.37%          1.49%        1.50%     1.50%
Ratio of Net Investment Income (Loss)
 to Average Net Assets                                       .05%*          .61%        (.10%)         (.22%)       (.30%)    (.04%)
Portfolio Turnover Rate                                       36%**          52%          91%            62%          73%      119%

See Notes to Financial Highlights

                                 NEUBERGER BERMAN FEBRUARY 28, 2007 (UNAUDITED)

Financial Highlights Socially Responsive Fund

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

Investor Class                                 Six Months Ended
                                                   February 28,                         Year Ended August 31,
                                               ------------------   ---------------------------------------------------------


                                                        2007        2006     2005    2004          2003/+++/     2002/+++/
                                                    (Unaudited)

Net Asset Value, Beginning of Period                     $23.88     $22.91  $ 19.48  $ 18.55       $ 15.39        $ 18.96
                                                         ------     ------  -------  -------       -------        -------

Income From Investment Operations:
Net Investment Income (Loss)@                               .03        .09      .18      .04           .02            .04
Net Gains or Losses on Securities
 (both realized and unrealized)                            2.20       1.73     3.79     1.81          3.17          (1.83)
                                                         ------     ------  -------  -------       -------        -------
Total From Investment Operations                           2.23       1.82     3.97     1.85          3.19          (1.79)
                                                         ------     ------  -------  -------       -------        -------

Less Distributions From:
Net Investment Income                                      (.04)      (.14)    (.03)    (.05)         (.03)          (.06)
Net Capital Gains                                          (.24)      (.71)    (.51)    (.87)           --          (1.67)
Tax Return of Capital                                        --         --       --       --            --           (.05)
                                                         ------     ------  -------  -------       -------        -------
Total Distributions                                        (.28)      (.85)    (.54)    (.92)         (.03)         (1.78)
                                                         ------     ------  -------  -------       -------        -------
Net Asset Value, End of Period                           $25.83     $23.88  $ 22.91  $ 19.48       $ 18.55        $ 15.39
                                                         ------     ------  -------  -------       -------        -------
Total Return/+/                                           +9.35%**   +8.08%  +20.57%  +10.06%       +20.79%        (10.62%)

Ratios/Supplemental Data
Net Assets, End of Period (in millions)                  $575.4     $487.5  $ 330.0  $ 215.6       $ 132.8        $  71.2
Ratio of Gross Expenses to Average Net Assets#              .92%*      .95%    1.02%    1.07%         1.08%          1.17%
Ratio of Net Expenses to Average Net Assets                 .92%*      .95%    1.01%    1.06%         1.07%          1.17%
Ratio of Net Investment Income (Loss)
 to Average Net Assets                                      .26%*      .39%     .83%     .19%          .14%           .21%
Portfolio Turnover Rate                                       5%**      23%      21%      35%           62%            60%

Trust Class                                    Six Months Ended
                                                   February 28,                      Year Ended August 31,
                                               ------------------   -------------------------------------------------------


                                                        2007         2006     2005     2004         2003/+++/     2002/+++/
                                                    (Unaudited)

Net Asset Value, Beginning of Period                     $16.53     $15.84  $ 13.47  $ 12.79       $ 10.62        $ 13.07
                                                         ------     ------  -------  -------       -------        -------

Income From Investment Operations:
Net Investment Income (Loss)@                               .01        .03      .12      .00          (.01)           .01
Net Gains or Losses on Securities
 (both realized and unrealized)                            1.52       1.20     2.60     1.26          2.18          (1.28)
                                                         ------     ------  -------  -------       -------        -------
Total From Investment Operations                           1.53       1.23     2.72     1.26          2.17          (1.27)
                                                         ------     ------  -------  -------       -------        -------

Less Distributions From:
Net Investment Income                                      (.01)      (.06)    (.00)    (.01)         (.00)            --
Net Capital Gains                                          (.17)      (.48)    (.35)    (.57)           --          (1.14)
Tax Return of Capital                                        --         --       --       --            --           (.04)
                                                         ------     ------  -------  -------       -------        -------
Total Distributions                                        (.18)      (.54)    (.35)    (.58)         (.00)         (1.18)
                                                         ------     ------  -------  -------       -------        -------
Net Asset Value, End of Period                           $17.88     $16.53  $ 15.84  $ 13.47       $ 12.79        $ 10.62
                                                         ------     ------  -------  -------       -------        -------
Total Return/+/                                           +9.25%**   +7.93%  +20.36%   +9.89%       +20.45%        (10.86%)

Ratios/Supplemental Data
Net Assets, End of Period (in millions)                  $308.4     $239.2  $ 140.1  $  42.3       $  28.7        $  12.5
Ratio of Gross Expenses to Average Net Assets#             1.11%*     1.13%    1.17%    1.26%         1.33%          1.33%
Ratio of Net Expenses to Average Net Assets                1.11%*     1.12%    1.17%    1.25%         1.32%          1.33%
Ratio of Net Investment Income (Loss)
 to Average Net Assets                                      .08%*      .21%     .78%     .00%         (.12)%          .07%
Portfolio Turnover Rate                                       5%**      23%      21%      35%           62%            60%

See Notes to Financial Highlights

Notes to Financial Highlights Equity Funds

/+/ Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of each Fund during each fiscal period and assumes dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. For each Fund, total return would have been lower if Management had not reimbursed and/or waived certain expenses. Total return would have been higher if Management had not recouped previously reimbursed expenses. For the years ended August 31, 2005 and August 31, 2004 Management reimbursed Partners for losses incurred in connection with the disposition of foreign forward currency contracts, which had no impact on total return.

#     The Fund is required to calculate  an expense  ratio  without  taking into
      consideration   any   expense   reductions   related  to  expense   offset
      arrangements.

## In 2002, Technology was reorganized into Century. Portfolio turnover excludes purchases and sales of securities by Technology prior to the date of the reorganization.

/++/ After reimbursement of expenses and/or waiver of a portion of the investment management fee by Management. Had Management not undertaken such actions, the annualized ratios of net expenses to average daily net assets would have been:

                                                 Six Months Ended
                                                     February 28,                Year Ended August 31,
                                                             2007        2006       2005  2004  2003  2002
All Cap Growth Fund Trust Class                              5.21%/(6)/    --         --    --    --    --
Century Fund Investor Class                                  2.68%       2.51%      2.35% 2.05% 2.21% 2.09%
Fasciano Fund Investor Class                                 1.25%       1.21%      1.21% 1.23%   --    --
Fasciano Fund Advisor Class                                  1.67%       1.65%      1.67% 1.73%   --  4.58%/(1)/
Focus Fund Investor Class                                     .87%        .87%       .87%  .86%   --    --
Focus Fund Trust Class                                       1.07%       1.06%      1.04% 1.02%   --    --
Focus Fund Advisor Class                                     1.28%       1.26%      1.23% 1.22%   --    --
Genesis Fund Investor Class                                  1.03%       1.02%      1.04% 1.05%   --    --
Genesis Fund Trust Class                                     1.10%       1.09%      1.10% 1.10%   --    --
Genesis Fund Advisor Class                                   1.35%       1.35%      1.35% 1.36%   --    --
Genesis Fund Institutional Class                              .85%        .85%       .85%  .86%  .87%  .88%
Guardian Fund Investor Class                                  .87%        .88%       .90%  .90%   --    --
Guardian Fund Trust Class                                    1.05%       1.04%      1.05% 1.04%   --    --
Guardian Fund Advisor Class                                  2.69%       3.13%      1.68% 1.31%   --    --
International Fund Investor Class                            1.27%       1.25%      1.42% 1.58% 1.74%   --
International Fund Trust Class                               1.33%       1.32%      1.50% 1.94% 3.07% 3.22%
International Large Cap Fund Trust Class                     1.94%      37.46%/(4)/  /--/   --    --    --
International Large Cap Fund Institutional Class             1.03%/(7)/    --         --    --    --    --
Manhattan Fund Investor Class                                1.02%       1.04%      1.06% 1.06%   --    --
Manhattan Fund Trust Class                                   1.35%       1.32%      1.26% 1.19%   --    --
Manhattan Fund Advisor Class                                 3.59%       2.85%      2.87% 2.14% 2.26% 2.25%
Millennium Fund Investor Class                               1.95%       1.86%      1.90% 1.77% 1.83%   --
Millennium Fund Trust Class                                  2.73%       2.47%      2.50% 2.17% 2.26% 1.92%
Millennium Fund Advisor Class                                2.96%       3.24%      4.58% 6.28% 4.27% 7.42%/(2)/

                                 NEUBERGER BERMAN FEBRUARY 28, 2007 (UNAUDITED)

Notes to Financial Highlights Equity Funds cont'd

                                  Six Months Ended
                                      February 28,           Year Ended August 31,
                                              2007   2006      2005  2004   2003  2002
Partners Fund Investor Class                   .81%  .82%       .85%  .87%   --    --
Partners Fund Trust Class                      .99%  .99%      1.02% 1.03%   --    --
Partners Fund Advisor Class                   1.15% 1.15%      1.23% 1.24%   --    --
Partners Fund Institutional Class              .67%  .96%/(5)/   --    --    --    --
Real Estate Fund Trust Class                  1.64% 1.90%      1.86% 1.93% 2.19% 4.81%/(3)/
Regency Fund Investor Class                   1.08% 1.12%      1.20% 1.49% 1.57%   --
Regency Fund Trust Class                      1.31% 1.32%      1.39% 1.66% 1.82% 1.64%

   (1) Period from May 24, 2002 to August 31, 2002
   (2) Period from May 3, 2002 to August 31, 2002
   (3) Period from May 1, 2002 to August 31, 2002
   (4) Period from August 1, 2006 to August 31, 2006
   (5) Period from June 7, 2006 to August 31, 2006
   (6) Period from September 5, 2006 to February 28, 2007
   (7) Period from October 6, 2006 to February 28, 2007

^^ After utilization of the Line of Credit by International Institutional and reimbursement of expenses and/or waiver of a portion of the investment management fee by Management. Had Management not undertaken such actions, and the Fund had not utilized the Line of Credit the annualized ratio of net expenses to average daily net assets would have been:

                                                     Six Months Ended
                                                         February 28,  Year Ended August 31,
                                                                 2007   2006     2005
International Institutional Fund Institutional Class             1.14% 1.20%    2.90%/(1)/

   (1) Period from June 17, 2005 to August 31, 2005

/S/ After reimbursement of expenses previously paid by Management and/or waiver of a portion of the investment management fee by Management. Had each Fund not made such reimbursements or Management not undertaken such actions, the annualized ratios of net expenses to average daily net assets would have been:

                                  Six Months Ended
                                      February 28,      Year Ended August 31,
                                              2007   2006  2005  2004  2003  2002
Fasciano Fund Advisor Class                     --    --    --    --  1.75%   --
Genesis Fund Institutional Class                --   .84%  .85%   --    --    --
International Fund Investor Class               --  1.24%   --  1.57%   --    --
International Fund Trust Class                  --  1.32%   --  1.93%   --    --
Partners Fund Institutional Class              .65%   --    --    --    --    --
Regency Fund Investor Class                     --    --  1.18% 1.42%   --  1.46%

^     The date investment operations commenced.

@ Calculated based on the average number of shares outstanding during each fiscal period.

/SS/ Included in this gain is a voluntary reimbursement from Management for all brokerage commissions from June 6, 2005 to July 20, 2005 to facilitate a restructuring of the portfolio following a change in the Fund's portfolio manager.

*     Annualized.

Notes to Financial Highlights Equity Funds cont'd

**    Not annualized.

/+++/ Audited by other auditors whose report dated October 10, 2003 expressed an unqualified opinion.

/O/ Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended August 31, 2002 for Fasciano and Millennium, for the year ended August 31, 2006 for Partners and for the period ended February 28, 2007 for International Large Cap.

                                 NEUBERGER BERMAN FEBRUARY 28, 2007 (UNAUDITED)

Directory

Investment Manager, Administrator and Distributor
Neuberger Berman Management Inc.
605 Third Avenue, 2nd Floor
New York, NY 10158-0180
800.877.9700 or 212.476.8800
Institutional Services 800.366.6264

Sub-Adviser
Neuberger Berman, LLC
605 Third Avenue
New York, NY 10158-3698

Custodian and Shareholder Servicing Agent
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

For Investor Class Shareholders
Address correspondence to:
Neuberger Berman Funds
Boston Service Center
P.O. Box 8403
Boston, MA 02266-8403
800.877.9700 or 212.476.8800

For Trust Class, Advisor Class, and Institutional
Class Shareholders
Address correspondence to:
Neuberger Berman Management Inc.
605 Third Avenue, Mail Drop 2-7
New York, NY 10158-0180
Attn: Institutional Support Services
800.366.6264

Legal Counsel
Kirkpatrick & Lockhart Preston Gates Ellis LLP
1601 K Street, NW
Washington, DC 20006

Independent Registered Public Accounting Firms
Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

Tait, Weller & Baker LLP
1818 Market Street
Suite 2400
Philadelphia, PA 19103

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission, at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available, without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for each Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-800-877-9700 (toll-free).

                                 NEUBERGER BERMAN FEBRUARY 28, 2007 (UNAUDITED)

Board Consideration of the Management and Sub-Advisory Agreements

At a meeting held on December 14, 2005, the Board of Trustees of Neuberger Berman Equity Funds ("Board"), including the Trustees who are not "interested persons" of Neuberger Berman Management Inc. ("Management") (including its affiliates) or Neuberger Berman Equity Funds ("Independent Fund Trustees"), approved the Management and Sub-Advisory Agreements ("Agreements") for Neuberger Berman All Cap Growth Fund (the "Fund").

In evaluating the Agreements, the Board, including the Independent Fund Trustees, reviewed materials furnished by Management and Neuberger Berman, LLC ("Neuberger") and met with senior representatives of Management and Neuberger regarding their personnel and operations. The Independent Fund Trustees were advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of Management and Neuberger.

The Board considered the following factors, among others, in connection with its approval of the Agreements: (1) the nature, extent, and quality of the services to be provided by Management and Neuberger; (2) the costs of the services to be provided; (3) the extent to which economies of scale might be realized as the Fund grows; and (4) whether fee levels reflect those potential economies of scale for the benefit of investors in the Fund. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Trustee may have attributed different weights to the various factors.

The Board evaluated the terms of the Agreements, the overall fairness of the Agreements to the Fund and whether the Agreements were in the best interests of the Fund and its shareholders.

With respect to the nature, extent and quality of the services provided, the Board considered the experience and staffing of portfolio management and the investment research personnel of Management and Neuberger that would be dedicated to performing services for the Fund. The Board noted that Management would also provide certain administrative services, including fund accounting and compliance oversight. The Board also considered Management's and Neuberger's policies and practices regarding brokerage and allocation of portfolio transactions for the Fund. In addition, the Board noted the positive compliance history of Management and Neuberger, as each firm has been free of significant compliance problems.

With respect to the overall fairness of the Agreements, the Board considered the fee structure of the Agreements as compared to a peer group of comparable funds and any fall-out benefits likely to accrue to Management or Neuberger or their affiliates.

The Board considered the mean and median of the management fees and expense ratios of the peer group. The Board noted that the Fund's management fee was higher than the peer group median. The Board considered whether specific portfolio management or administration needs contributed to the higher fee. With regard to the sub-advisory fee paid to Neuberger, the Board noted that this fee is reflective of an "at cost" basis and there is no profit to Neuberger with regard to these fees.

In addition, the Board considered the contractual limits on Fund expenses undertaken by Management.

The Board also evaluated any anticipated economies of scale in relation to the services Management provides to the Fund. The Board considered the Fund's fee structure which provides for a reduction of payments resulting from the use of breakpoints and whether those breakpoints are set at appropriate asset levels.

Conclusions

In approving the Agreements, the Board concluded that the terms of each Agreement are fair and reasonable and that approval of the Agreements is in the best interest of the Fund and its shareholders. In reaching this determination, the Board considered that

Board Consideration of the Management and Sub-Advisory Agreements cont'd

Management and Neuberger could be expected to provide a high level of service to the Fund; that the Fund's fee structure appeared to the Board to be reasonable given the nature and quality of services expected to be provided; and that the expected benefits accruing to Management and its affiliates by virtue of their relationship to the Fund were reasonable in comparison with the expected costs of providing the investment advisory services and the expected benefits accruing to the Fund.

                                 NEUBERGER BERMAN FEBRUARY 28, 2007 (UNAUDITED)

Board Consideration of the Management and Sub-Advisory Agreements cont'd

At a meeting held on September 27, 2006, the Board of Trustees of Neuberger Berman Equity Funds ("Board"), including the Trustees who are not "interested persons" of Neuberger Berman Management Inc. ("Management") (including its affiliates) or Neuberger Berman Equity Funds ("Independent Fund Trustees"), approved continuance of the Management and Sub-Advisory Agreements ("Agreements") for Neuberger Berman Century Fund, Neuberger Berman Fasciano Fund, Neuberger Berman Focus Fund, Neuberger Berman Genesis Fund, Neuberger Berman Guardian Fund, Neuberger Berman International Fund, Neuberger Berman International Institutional Fund, Neuberger Berman International Large Cap Fund, Neuberger Berman Manhattan Fund, Neuberger Berman Millennium Fund, Neuberger Berman Partners Fund, Neuberger Berman Real Estate Fund, Neuberger Berman Regency Fund and Neuberger Berman Socially Responsive Fund (each a "Fund").

In evaluating the Agreements, the Board, including the Independent Fund Trustees, reviewed materials furnished by Management and Neuberger Berman, LLC ("Neuberger") in response to questions submitted by counsel to the Independent Fund Trustees, and met with senior representatives of Management and Neuberger regarding their personnel and operations. The Independent Fund Trustees were advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of Management and Neuberger. The Independent Fund Trustees received a memorandum from independent counsel discussing the legal standards for their consideration of the proposed continuance of the Agreements. They met with such counsel separately from representatives of Management to discuss the annual contract review. The annual contract review extends over two regular meetings of the Board to ensure that Management and Neuberger have time to respond to any questions the Independent Fund Trustees may have on their initial review of the report and that the Independent Fund Trustees have time to consider those responses. In addition, during this process, the Board held a separate meeting devoted to reviewing and discussing Fund performance.

The Board considered the following factors, among others, in connection with its approval of the continuance of the Agreements: (1) the nature, extent, and quality of the services provided by Management and Neuberger; (2) the performance of each Fund compared to relevant market indices and a peer group of investment companies; (3) the costs of the services provided and profits or losses realized by Management and its affiliates from the relationship with the Funds; (4) the extent to which economies of scale might be realized as each Fund grows; and (5) whether fee levels reflect those potential economies of scale for the benefit of investors in each Fund. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Trustee may have attributed different weights to the various factors.

The Board evaluated the terms of the Agreements, the overall fairness of the Agreements to each Fund and whether the Agreements were in the best interests of each Fund and its shareholders.

With respect to the nature, extent and quality of the services provided, the Board considered the performance of each Fund and the degree of risk undertaken by the portfolio manager(s). The Board considered the experience and staffing of portfolio management and the investment research personnel of Management and Neuberger dedicated to performing services for the Funds. The Board noted that Management also provides certain administrative services, including fund accounting and compliance oversight. The Board also considered Management's and Neuberger's policies and practices regarding brokerage and allocation of portfolio transactions for the Funds. The Board considered the quality of brokerage execution provided by Management and its affiliates. The Board's Portfolio Transactions and Pricing Committee from time to time reviews the quality of the brokerage services that Neuberger and Lehman Brothers Inc. provide, and has reviewed studies by an independent firm engaged to review and evaluate the quality of brokerage execution received by each Fund. The Board also reviewed whether Management and Neuberger used brokers to execute Fund transactions that provide research and other services to Management and Neuberger, and the types of benefits potentially derived by the

Board Consideration of the Management and Sub-Advisory Agreements cont'd

Funds and by other clients of Management and Neuberger from such services. In addition, the Board noted the positive compliance history of Management and Neuberger, as each firm has been free of significant compliance problems.

With respect to the performance of each Fund, the Board considered the short-, intermediate- and long-term performance of each Fund, if applicable, relative to its benchmark and a peer group of investment companies pursuing broadly similar strategies. The Board also considered performance in relation to the degree of risk undertaken by the portfolio manager(s). In the case of those Funds that had underperformed their peer group and/or relevant market indices, the Board discussed each Fund's performance with Management and discussed steps that Management had taken, or intended to take, to improve each Fund's performance. The Board also considered Management's resources and responsiveness with respect to the Funds that experienced lagging performance.

With respect to the overall fairness of the Agreements, the Board considered the fee structure of the Agreements as compared to a peer group of comparable funds and any fall-out benefits likely to accrue to Management or Neuberger or their affiliates. The Board also considered the profitability of Management and its affiliates from their association with the Funds.

The Board reviewed a comparison of each Fund's management fee and overall expense ratio to a peer group of comparable funds. The Board considered the mean and median of the management fees and expense ratios of each peer group. Where a Fund's management fee was higher than the peer group median, the Board considered whether specific portfolio management or administration needs contributed to the higher fee. With regard to the sub-advisory fee paid to Neuberger, the Board noted that this fee is reflective of an "at cost" basis and there is no profit to Neuberger with regard to these fees.

The Board considered each Fund's overall expenses in relation to the overall expenses of the peer group mean and median. In addition, the Board considered the contractual limits on Fund expenses undertaken by Management for certain classes of each Fund. The Board noted that certain classes of certain Funds also have voluntary limits which further reduce Fund expenses. The Board noted that Management incurred a loss on Neuberger Berman Century Fund and Neuberger Berman Millenium Fund.

The Board considered whether there were other funds that were advised or sub-advised by Management or its affiliates or separate accounts managed by Management or its affiliates with similar investment objectives, policies and strategies as the Funds. The Board compared the fees charged to any comparable sub-advised funds and/or separate accounts to the fees charged to the Funds at various asset levels. The Board considered the appropriateness and reasonableness of any differences between the fees charged between each Fund and the comparable sub-advised funds and/or separate accounts and determined that any differences in fees were consistent with the management and other services provided.

The Board also evaluated any actual or anticipated economies of scale in relation to the services Management provides to each Fund. The Board considered whether each Fund's fee structure provides for a reduction of payments resulting from the use of breakpoints and whether those breakpoints are set at appropriate asset levels.

In concluding that the benefits accruing to Management and its affiliates by virtue of their relationship to each Fund were reasonable in comparison with the costs of providing the investment advisory services and the benefits accruing to each Fund, the Board reviewed specific data as to Management's profit or loss on each Fund for a recent period and the trend in profit or loss over recent years. The Board also carefully examined Management's cost allocation methodology and had an independent consultant review the methodology. It also reviewed an analysis from an independent data service on investment management profitability margins. The Board recognized that Management should be entitled to earn a reasonable level of profits for services it provides to the Funds and, based on its review, concluded that Management's level of profitability was satisfactory.

                                 NEUBERGER BERMAN FEBRUARY 28, 2007 (UNAUDITED)

Board Consideration of the Management and Sub-Advisory Agreements cont'd


Conclusions

In approving the Agreements, the Board concluded that the terms of each Agreement are fair and reasonable and that approval of the Agreements is in the best interest of each Fund and its shareholders. In reaching this determination, the Board considered that Management and Neuberger could be expected to provide a high level of service to each Fund; the performance of each Fund was satisfactory over time or, in the case of underperforming Funds, that it retained confidence in Management's and Neuberger's capabilities to manage the Funds; that each Fund's fee structure appeared to the Board to be reasonable given the nature and quality of services expected to be provided; and that the benefits accruing to Management and its affiliates by virtue of their relationship to the Funds were reasonable in comparison with the costs of providing the investment advisory services and the benefits accruing to each Fund.

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Funds. This report is prepared for the general information of shareholders and is not an offer of shares of the Funds. Shares are sold only through the currently effective prospectus, which must precede or accompany this report.

[LOGO] NEUBERGER BERMAN
A Lehman Brothers Company

Neuberger Berman Management Inc.
605 Third Avenue, 2nd Floor
New York, NY  10158-0180
Shareholder Services
800.877.9700
Institutional Services
800.366.6264

www.nbfunds.com

[LOGO] recycle  B0111 04/07

EQUITY INCOME FUND     Portfolio Commentary
-------------------------------------------

For the period from its inception on November 2, 2006 through February 28, 2007, the Neuberger Berman Equity Income Fund provided a positive return, outpacing its S&P 500 Index benchmark.

Our selection of REIT stocks provided the most significant benefit to results. Due to the high valuations on traditional REITs, we have focused on identifying non-traditional REITs for inclusion in the Fund. These companies have the same tax structure as traditional REITs, and pay out 90% of income, but the qualifying assets that allow them to be structured as REITs are not commercial or residential real estate, but instead are timberland. This sector offers both existing companies and new REITs, as companies convert from C-corporations to timber REITs, taking advantage of the new structure to manage for cash flow and enhance financial flexibility to augment long-term growth potential. Both new and existing timber REITs did well during the reporting period as valuations across the sector increased, driven by fund flows away from equities during volatility experienced in February.

Looking forward, we remain concerned that valuations in traditional REITs are high, and therefore we are opportunistically lightening positions and reinvesting proceeds in non-traditional REITs.

Utilities also added to positive results, due to appreciation and dividend payments. Valuations in the Utilities sector were driven higher by the repeal of the Public Utility Holding Company Act in early 2006. The Act, which had been in place since 1935, required utility parent companies to either incorporate in the same state where the utility operated, so that the state could regulate them, or be regulated by the Securities and Exchange Commission (SEC) if they operated in several states. The repeal allows for greater consolidation in the industry, which has been driving valuations higher. We remain positive on Utilities and continue to look for opportunities to add value.

The Fund also invests in traditional stocks that have recently been paying attractive dividends, and wrote covered calls on these stocks to supplement those dividends. (A covered call is an agreement to sell some of the upside potential of a stock that the Fund owns for a specified price per share.) We have focused on oil and gas stocks, which are currently offering attractive yields given the drop in oil prices during January. We will continue to look for high-quality, attractive stocks to add to our energy exposure.

Finally, the Fund invests a portion of assets in convertible bonds, which provide good downside protection and current income, as well as the potential for some participation in equity market increases.

Sincerely,


/s/ Richard Levine

/s/ Anthony Gleason

/s/ Alexandra Pomeroy


RICHARD LEVINE, ANTHONY GLEASON, ALEXANDRA POMEROY
             PORTFOLIO CO-MANAGERS


THE RISKS INVOLVED IN SEEKING CAPITAL APPRECIATION FROM INVESTMENTS IN COMPANIES WITH SMALL-, MID-, AND LARGE-MARKET CAPITALIZATION ARE SET FORTH IN THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION.

Small- and mid-capitalization stocks are more vulnerable to financial risks and other risks than stocks of larger companies. They also trade less frequently and in lower volume than larger company stocks, so their market prices tend to be more volatile. Large-cap stocks are subject to all the risks of stock market investing, including the risk that they may lose value.

The composition, industries and holdings of the Fund are subject to change. Neuberger Berman Equity Income Fund is invested in a wide array of stocks and no single holding makes up a significant portion of the Fund's total assets.

Please see Endnotes and Glossary of Indices for additional information.



PERFORMANCE HIGHLIGHTS

NEUBERGER BERMAN EQUITY
INCOME FUND (1,4)         INCEPTION       CUMULATIVE TOTAL      CUMULATIVE TOTAL
                               DATE   RETURN ENDED 2/28/07  RETURN ENDED 3/31/07
                                              LIFE OF FUND          LIFE OF FUND

TRUST CLASS (3)          11/02/2006                  5.02%                 6.23%
S&P 500 INDEX (2)                                    3.61%                 4.76%

PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RESULTS ARE SHOWN ON A "TOTAL RETURN" BASIS AND ASSUME REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS.

CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT
WWW.NB.COM/PERFORMANCE.

Please see Endnotes and Glossary of Indices for additional information.

INDUSTRY DIVERSIFICATION
(% OF TOTAL NET ASSETS)

Banking                                         1.9%
Banking & Financial                             2.1
Business Services                               1.5
Coal                                            2.2
Convertible Bonds                              11.5
Convertible Preferred Stocks                    4.8
Energy                                          9.3
Finance                                         4.3
Financial Services                              2.2
Food & Beverage                                 2.1
Health Care                                     1.9
Household & Personal Products                   1.0
Industrial                                      3.1
Insurance                                       2.0
Oil & Gas                                       5.3
Oil Services                                    1.1
Pharmaceutical                                  2.8
Real Estate                                    14.2
Self Storage                                    1.0
Semiconductors                                  1.0
Software                                        1.0
Technology-Semiconductor                        1.1
Utilities                                      14.5
Short-Term Investments                          8.9
Liabilities, less cash, receivables
and other assets                               (0.8)

PREMIER ANALYSTS FUND     Portfolio Commentary
----------------------------------------------


The Neuberger Berman Premier Analysts Fund posted a gain for the period from its inception on November 2, 2006 until February 28, 2007, outpacing its benchmark, the S&P 500 Index.

The Fund is designed to capitalize on the perceived "best ideas" of Neuberger Berman's in-house research department by investing exclusively in stocks that are rated "buys" by our analysts. Unlike many funds, the portfolio has no pre-set sector allocations that may affect performance. Each new stock is added at an average position weighting. For example, if the portfolio held 100 stocks, a new buy would be added at a 1% holding. If an analyst downgrades the rating on a stock, it is sold. As such, the portfolio is purely research driven, although we do maintain careful oversight.

During the abbreviated reporting period, the markets saw gains but also increased volatility as investors became more concerned about weakness in the housing market and higher defaults among sub-prime mortgages, as well as the potential impact these issues may have on the consumer and the overall economy. These undercurrents appeared to have a role in the swift decline of the equity markets at the tail end of February, triggered by an earlier drop in the Asian markets.

Over the four month period, all sectors in which the Fund was invested provided us with gains. The most significant contribution to total return came from the Fund's Consumer Discretionary holdings (the largest allocation in the portfolio), followed by Industrials, Utilities and Energy. Relative to the S&P 500, stock selection was generally beneficial, with Industrials, Consumer Staples and Consumer Discretionary adding to returns. Only Health Care names--although positive on an absolute basis--were a modest negative versus the benchmark.

Although all of the Fund's investments are determined on a stock-by-stock basis, some broad themes are apparent. For example, the portfolio's Energy overweight reflects the long-term dynamics of slowing supply growth coupled with increasing demand which we believe will sustain or increase oil prices in the years ahead. In our view, alternative energy sources may eventually prove viable but will not be a major factor for some time. Among our other overweights, we believe some Utility stocks should benefit from the trend toward deregulation and consolidation. In contrast, we have relatively modest exposure in Health Care, due to a variety of issues including intense competition and government reimbursement issues, and in Financials, because of interest rate trends and narrow credit spreads, among other factors.

Sincerely,


/s/ Barbara L. Doran

  BARBARA DORAN
PORTFOLIO MANAGER


THE RISKS INVOLVED IN SEEKING CAPITAL APPRECIATION FROM INVESTMENTS IN COMPANIES WITH SMALL-, MID-, AND LARGE-MARKET CAPITALIZATION ARE SET FORTH IN THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION.

Small- and mid-capitalization stocks are more vulnerable to financial risks and other risks than stocks of larger companies. They also trade less frequently and in lower volume than larger company stocks, so their market prices tend to be more volatile. Large-cap stocks are subject to all the risks of stock market investing, including the risk that they may lose value.

The composition, industries and holdings of the Fund are subject to change. Neuberger Berman Premier Analysts Fund is invested in a wide array of stocks and no single holding makes up a significant portion of the Fund's total assets.

Please see Endnotes and Glossary of Indices for additional information.

PERFORMANCE HIGHLIGHTS

NEUBERGER BERMAN PREMIER
ANALYSTS FUND (1,4)       INCEPTION       CUMULATIVE TOTAL      CUMULATIVE TOTAL
                               DATE   RETURN ENDED 2/28/07  RETURN ENDED 3/31/07
                                              LIFE OF FUND          LIFE OF FUND

TRUST CLASS (3)          11/02/2006                  6.27%                 7.97%
S&P 500 INDEX (2)                                    3.61%                 4.76%


PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RESULTS ARE SHOWN ON A "TOTAL RETURN" BASIS AND ASSUME REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS.

CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT
WWW.NB.COM/PERFORMANCE.

Please see Endnotes and Glossary of Indices for additional information.

INDUSTRY DIVERSIFICATION
(% OF TOTAL NET ASSETS)

Aerospace                                       0.8%
Auto Related                                    0.9
Banking & Financial                             5.1
Basic Materials                                 0.9
Building, Construction & Furnishing             2.5
Business Services-IT Business Services          1.7
Cable Systems                                   0.8
Chemicals                                       1.7
Coal                                            1.7
Computer Related                                3.3
Computers & Systems                             0.8
Consumer Discretionary                          0.9
Consumer Goods & Services                       0.9
Consumer Products & Services                    0.9
Consumer Staples                                0.9
Cosmetics                                       0.9
Education                                       0.8
Electric Utilities                              3.5
Electrical Equipment                            0.9
Energy                                          6.2
Financial Services                              4.3
Food & Beverage                                 1.6
Hardware                                        0.9
Health Care                                     3.4
Health Products & Services                      0.9
Industrial                                      4.4
Industrial & Commercial Products                0.9
Insurance                                       6.1
Integrated Oil & Gas                            0.8
Internet                                        0.9
Machinery & Equipment                           1.7
Manufacturing                                   2.6
Media & Entertainment                           2.6
Mutual Funds                                    0.9
Oil & Gas                                       3.4
Pharmaceutical                                  3.4
Pharmaceuticals & Biotechnology                 0.9
Publishing & Broadcasting                       1.8
Restaurants                                     0.9
Retail                                          3.4
Software                                        2.7
Technology                                      2.5
Technology-Semiconductor                        0.9
Telecommunications                              3.5
Transportation                                  0.9
Utilities                                       7.1
Short-Term Investments                          0.3
Cash, receivables and other assets,
less liabilities                                0.2

PREMIER CONVERGENCE FUND     Portfolio Commentary
-------------------------------------------------


The Neuberger Berman Premier Convergence Fund posted a slight decline for the period from its inception on January 9, 2007 until February 28, 2007, finishing almost in line with the S&P 500 Index.

The Fund's primary objective is to invest in telecommunications, media and technology (TMT) stocks that have the potential for above average earnings growth, focusing on companies that we believe will be major beneficiaries from the convergence of digital technologies on a variety of platforms over time. We actively manage the portfolio, which consists of positions in equity securities covered by Neuberger Berman's analysts as well as stocks outside of the Firm's official coverage.

Overall, we see a number of catalysts that are drawing the TMT sectors together. These include: digitalization, broadband connectivity and technology advancement, consumer demand for mobility and control, the increasing mandate for ease of use and flexibility, and the reshaping of the competitive landscape, as companies merge distinct lines of business to gain scale and invest in next-generation services in order to become diversified media distribution networks.

In this relatively short reporting period, the equity markets endured significant volatility, as investors became more concerned about weakness in the housing market and higher defaults among sub-prime mortgages, as well as the potential impact these issues may have on the consumer and the overall economy. The broad impact of these concerns (as well as a late February U.S. equity swoon triggered by a sell-off in Asian markets) affected the performance of the TMT sectors and the Fund.

In Telecommunications Services, the Fund's large wireless allocation (roughly 30% of the portfolio) was up modestly and provided the most significant contribution to Fund returns. Although industry growth is relatively slow in the U.S., we anticipate improving revenues and profitability due to the increased flow of data. Overseas, we remain confident in the industry as wireless technologies have been rapidly gaining penetration in fast growing markets such as China and India.

In contrast, Information Technology stocks pulled back in January and February, detracting from overall results. In this area, the Fund is heavily weighted in Communications Equipment, where we are investing in suppliers that support the rapidly increasing data traffic created by consumers and businesses alike. The industry is also benefiting from consolidation, which in our view, could result in additional value over time.

Although the portfolio includes a variety of growth-oriented companies, we also hold value stocks. Some of these names can be found in the Media area, where we are focused on content, including voice, data and video that can be provided on a variety of platforms. These holdings were down somewhat for the period, having had strong performance in the last quarter of 2006, but we believe they have the potential to reap the benefits of increased distribution of media content in the months and years ahead.

Sincerely,


/s/ Barbara L. Doran

/s/ Martin A. Sankey

BARBARA DORAN & MARTIN SANKEY
    PORTFOLIO CO-MANAGERS

THE RISKS INVOLVED IN SEEKING CAPITAL APPRECIATION FROM INVESTMENTS IN COMPANIES WITH SMALL-, MID-, AND LARGE-MARKET CAPITALIZATION ARE SET FORTH IN THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION.

The portfolio's concentration in telecommunications, media and technology investments makes it subject to greater potential risks and volatility than a more diversified portfolio, and the value of its shares may decline due to events affecting one or more of the industries in which the portfolio concentrates.

Small- and mid-capitalization stocks are more vulnerable to financial risks and other risks than stocks of larger companies. They also trade less frequently and in lower volume than larger company stocks, so their market prices tend to be more volatile. Large-cap stocks are subject to all the risks of stock market investing, including the risk that they may lose value.

The composition, industries and holdings of the Fund are subject to change. Neuberger Berman Premier Convergence Fund is invested in a wide array of stocks and no single holding makes up a significant portion of the Fund's total assets.

Please see Endnotes and Glossary of Indices for additional information.


PERFORMANCE HIGHLIGHTS

NEUBERGER BERMAN PREMIER
CONVERGENCE FUND (1,4)    INCEPTION       CUMULATIVE TOTAL      CUMULATIVE TOTAL
                               DATE   RETURN ENDED 2/28/07  RETURN ENDED 3/31/07
                                              LIFE OF FUND          LIFE OF FUND

TRUST CLASS (3)          01/09/2007                 (0.40%)                1.40%
S&P 500 INDEX (2)                                   (0.08%)                1.03%



PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RESULTS ARE SHOWN ON A "TOTAL RETURN" BASIS AND ASSUME REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS.

CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT
WWW.NB.COM/PERFORMANCE.

Please see Endnotes and Glossary of Indices for additional information.

INDUSTRY DIVERSIFICATION
(% OF TOTAL NET ASSETS)
Communications Equipment                        13.1%
Computers & Systems                              1.0
Exchangable Preferred                            2.2
Internet                                         7.8
Media                                           23.7
Software                                         1.9
Telecommunications-Diversified                  17.0
Wireless Telecommunications Services            33.4
Short-Term Investments                           1.0
Liabilities, less cash, receivables
and other assets                                (1.1)

PREMIER DIVIDEND FUND     Portfolio Commentary
----------------------------------------------

For the period from its inception on November 2, 2006 through February 28, 2007, the Neuberger Berman Premier Dividend Fund provided a positive return, outpacing its S&P 500 Index benchmark.

Utilities contributed to positive results, due to both price appreciation and dividend yield. Valuations in the Utilities sector were driven higher by last year's repeal of the Public Utility Holding Company Act. The Act, which had been in place since 1935, required utility parent companies to either incorporate in the same state where the utility operated, so that the state could regulate them, or be regulated by the Securities and Exchange Commission (SEC) if they operated in several states. The repeal allows for greater consolidation in the industry, which we believe will continue to drive valuations higher. We remain positive on Utilities and continue to look for opportunities to add value.

In addition, positions in the Financial, Consumer Discretionary and Telecommunications sectors were also beneficial. Financial stocks contributed strongly from the inception of the Fund in November through the end of the calendar year, but gave back some return in the first quarter as the sector struggled on news of increasing difficulties for sub-prime mortgage lenders. As of period's end, Financials account for roughly 20% of the portfolio, as they offer attractive dividend yields.

The Fund holds a large position in Industrials. However performance for the sector was largely neutral, reflecting the mixed performance of the wide range of companies included in this sector, from waste management companies to conglomerates.


Sincerely,


/s/ Richard Levine

/s/ Michelle Stein

RICHARD LEVINE & MICHELLE STEIN
    PORTFOLIO CO-MANAGERS

THE RISKS INVOLVED IN SEEKING CAPITAL APPRECIATION FROM INVESTMENTS IN COMPANIES WITH SMALL-, MID-, AND LARGE-MARKET CAPITALIZATION ARE SET FORTH IN THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION.

Small- and mid-capitalization stocks are more vulnerable to financial risks and other risks than stocks of larger companies. They also trade less frequently and in lower volume than larger company stocks, so their market prices tend to be more volatile. Large-cap stocks are subject to all the risks of stock market investing, including the risk that they may lose value.

The composition, industries and holdings of the Fund are subject to change. Neuberger Berman Premier Dividend Fund is invested in a wide array of stocks and no single holding makes up a significant portion of the Fund's total assets.

Please see Endnotes and Glossary of Indices for additional information.

PERFORMANCE HIGHLIGHTS

NEUBERGER BERMAN PREMIER
DIVIDEND FUND (1,4)       INCEPTION       CUMULATIVE TOTAL      CUMULATIVE TOTAL
                               DATE   RETURN ENDED 2/28/07  RETURN ENDED 3/31/07
                                              LIFE OF FUND          LIFE OF FUND

TRUST CLASS (3)          11/02/2006                  4.48%                 7.10%
S&P 500 INDEX (2)                                    3.61%                 4.76%


PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RESULTS ARE SHOWN ON A "TOTAL RETURN" BASIS AND ASSUME REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS.

CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT
WWW.NB.COM/PERFORMANCE.

Please see Endnotes and Glossary of Indices for additional information.


INDUSTRY DIVERSIFICATION
(% OF TOTAL NET ASSETS)
Aerospace                                       1.5%
Banking & Financial                            16.0
Baic Materials                                  3.1
Chemicals                                       1.3
Consumer Products & Services                    1.5
Consumer Staples                                3.0
Diversified                                     4.3
Energy                                          9.0
Entertainment                                   1.9
Food & Beverage                                 4.4
Health Care                                     3.4
Industrial                                      2.6
Insurance                                       2.8
Oil & Gas                                       3.8
Pharmaceutical                                  5.3
Publishing                                      2.0
Restaurants                                     1.5
Retail                                          3.0
Telecommunications                              3.2
Utilities                                      19.8
Waste Management                                1.7
Short-Term Investments                          3.2
Cash, receivables and other assets,
less liabilities                                1.7

PREMIER ENERGY FUND Portfolio Commentary
----------------------------------------

For the period from its inception on October 17, 2006 through February 28, 2007, the Neuberger Berman Premier Energy Fund provided a positive return, outpacing its S&P 500 Index benchmark.

The Fund's positive absolute and relative performance was a result of strong trends in all major industry components including oil/energy, coal and utilities. Utilities benefited the Fund as a defensive play as escalating concerns related to a potential softening of the macroeconomic environment incited heightened volatility in the broad market.

Specifically, the troubled U.S. sub-prime lending sector sent a shudder through Wall Street and may further cloud an already souring outlook for corporate earnings this year. Numerous companies in sub-prime mortgage lending have gone out of business in recent months as defaults and foreclosures have risen in the wake of rising interest rates and falling U.S. house prices in the past year. This uncertainty has prompted many investors to seek utility investments, given their relatively predictable earnings and dividend payment characteristics as well as infrastructure growth potential. Further, asset values in the utility sector were lifted significantly following the news of a proposed private equity buyout of TXU Corp., which was especially beneficial to companies involved in power generation such as Allegheny Energy, a core holding of the Fund at the end of this period.

Energy holdings within the Fund slightly underperformed the S&P 500 Energy sector, but several sub-industries outperformed their benchmark counterparts, driven primarily by rising commodity prices. Oil prices increased 5% during the period under review as record OECD crude inventory withdrawals and continued strong demand for crude and petroleum products resulted in improved fundamentals. Furthermore, domestic natural gas prices increased significantly from the low recorded in late December 2006 as colder temperature forecasts alleviated market concerns about large U.S. natural gas inventories.


Sincerely,

/s/ Teresa Donahue


/s/ David Wheeler


/s/ Ron Silvestri


  TERESA DONAHUE, DAVID WHEELER AND RON SILVESTRI
                PORTFOLIO CO-MANAGERS

THE RISKS INVOLVED IN SEEKING CAPITAL APPRECIATION FROM INVESTMENTS IN COMPANIES WITH SMALL-, MID-, AND LARGE-MARKET CAPITALIZATION ARE SET FORTH IN THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION.

The portfolio's concentration in energy-related investments makes it subject to greater potential risks and volatility than a more diversified portfolio, and the value of its shares may decline due to events affecting the energy sector.

Small- and mid-capitalization stocks are more vulnerable to financial risks and other risks than stocks of larger companies. They also trade less frequently and in lower volume than larger company stocks, so their market prices tend to be more volatile. Large-cap stocks are subject to all the risks of stock market investing, including the risk that they may lose value.

The composition, industries and holdings of the Fund are subject to change. Neuberger Berman Premier Energy Fund is invested in a wide array of stocks and no single holding makes up a significant portion of the Fund's total assets.

Please see Endnotes and Glossary of Indices for additional information.


PERFORMANCE HIGHLIGHTS
NEUBERGER BERMAN PREMIER ENERGY FUND (1,4)      INCEPTION DATE          CUMULATIVE TOTAL         CUMULATIVE TOTAL
                                                                    RETURN ENDED 2/28/07     RETURN ENDED 3/31/07
                                                                            LIFE OF FUND             LIFE OF FUND

TRUST CLASS(3)                                      10/17/2006                     4.38%                   10.39%
S&P 500 INDEX(2)                                                                   3.62%                    4.77%


PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RESULTS ARE SHOWN ON A "TOTAL RETURN" BASIS AND ASSUME REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS.

CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT
WWW.NB.COM/PERFORMANCE.

Please see Endnotes and Glossary of Indices for additional information.


INDUSTRY DIVERSIFICATION
(% OF TOTAL NET ASSETS)
Coal                                                          6.4%
Energy                                                        1.9
Oil & Gas                                                    63.8
Oil & Services                                                9.9
Utilities                                                    17.7
Short-Term Investments                                        0.4
Liabilities, less cash, receivables adn other assets         (0.1)

ENDNOTES
--------

1. "Total Return" includes reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on the investment both will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

2. Please see "Glossary of Indices" on the following page for a description of the index. Please note that the index does not take into account any fees and expenses or tax consequences of investing in the individual securities that it tracks, and that individuals cannot invest directly in any index. Data about the performance of the index are prepared or obtained by Neuberger Berman Management Inc. ("Management") and assume reinvestment of all dividends and capital gain distributions. The Fund may invest in securities not included in the described index.

3. Management has contractually agreed to forgo current payment of fees and/or reimburse certain expenses of the Trust Class of the Fund through 8/31/2009, so that the total annual operating expenses of the Trust Class of the Fund are limited to 1.00% of average net assets. Absent such reimbursements, the performance of the Fund during the period ended February 28, 2007 would have been less. The Fund has contractually undertaken to reimburse Management for the excess expenses paid by Management, provided the reimbursements do not cause operating expenses (exclusive of taxes, interest, brokerage commissions, and extraordinary expenses) to exceed the above-stated expense limitation and the reimbursements are made within three years after the year that Management incurred the expense.

4. The Fund was relatively small during the period shown. Certain techniques that may be used to produce returns in a small fund may not work to produce similar returns in a larger fund. Additionally, the Fund recently commenced operations and therefore the performance is shown over a relatively short period which may not be indicative of the Fund's long-term performance.




          For more complete information on any of the Neuberger Berman Equity Funds, call Neuberger Berman Management Inc. at (800) 877-9700, or visit our website at www.nb.com.

GLOSSARY OF INDICES
-------------------




        S&P 500 INDEX:           The S&P 500 Index is widely regarded as the
                                 standard for measuring the performance of large-cap stocks traded on the U.S. markets and includes a representative sample of leading companies in leading industries.


Please note that the index does not take into account any fees and expenses or any tax consequences of investing in the individual securities that it tracks and that individuals cannot invest directly in any index. Data about the performance of this index are prepared or obtained by Neuberger Berman Management Inc. and assume reinvestment of all dividends and capital gain distributions. The Funds may invest in securities not included in the above-described index.

                                  NEUBERGER BERMAN FEBRUARY 28, 2007 (UNAUDITED)

Information About Your Fund's Expenses
--------------------------------------

These tables are designed to provide information regarding costs related to your investments. All mutual funds incur operating expenses, which include management fees, fees for administrative services and costs of shareholder reports, among others. The following examples are based on an investment of $1,000 made at the beginning of the period ended February 28, 2007 and held for the entire period. The table illustrates the fund's costs in two ways:

             ACTUAL EXPENSES AND PERFORMANCE:    The first section of the table
                                                 provides information about
                                                 actual account values and
                                                 actual expenses in dollars,
                                                 based on the fund's actual
                                                 performance during the period.
                                                 You may use the information in
                                                 this line, together with the
                                                 amount you invested, to
                                                 estimate the expenses you paid
                                                 over the period. Simply divide
                                                 your account value by $1,000
                                                 (for example, an $8,600 account
                                                 value divided by $1,000 = 8.6),
                                                 then multiply the result by the
                                                 number in the first section of
                                                 the table under the heading
                                                 entitled "Expenses Paid During
                                                 the Period" to estimate the
                                                 expenses you paid over the
                                                 period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES:    The second section of the table
                                                 provides information about
                                                 hypothetical account values and
                                                 hypothetical expenses based on
                                                 the fund's actual expense ratio
                                                 and an assumed rate of return
                                                 at 5% per year before expenses.
                                                 This return is not the fund's
                                                 actual return. The hypothetical
                                                 account values and expenses may
                                                 not be used to estimate the
                                                 actual ending account balance
                                                 or expenses you paid for the
                                                 period. You may use this
                                                 information to compare the
                                                 ongoing costs of investing in
                                                 these funds versus other funds.
                                                 To do so, compare the expenses
                                                 shown in this 5% hypothetical
                                                 example with the 5%
                                                 hypothetical examples that
                                                 appear in the shareholder
                                                 reports of other funds.

                                                                                      NEUBERGER BERMAN FEBRUARY 28, 2007 (UNAUDITED)
EXPENSE INFORMATION As of 2/28/07 (Unaudited)
---------------------------------------------


NEUBERGER BERMAN EQUITY INCOME FUND                                         NEUBERGER BERMAN PERMIER DIVIDEND FUND

                                                        EXPENSES                                                  EXPENSES
                            BEGINNING      ENDING    PAID DURING                         BEGINNING     ENDING  PAID DURING
                              ACCOUNT     ACCOUNT  THE PERIOD(*)                           ACCOUNT    ACCOUNT  THE PERIOD(*)
                                VALUE       VALUE       11/2/06-  EXPENSE                    VALUE      VALUE     11/2/06-  EXPENSE
ACTUAL                        11/2/06     2/28/07        2/28/07    RATIO     ACTUAL       11/2/06    2/28/07      2/28/07    RATIO
--------------------------------------------------------------------------  --------------------------------------------------------
Trust Class                 $1,000.00   $1,050.20        $3.34     1.00%    Trust Class  $1,000.00   $1,044.80        $3.33    1.00%


HYPOTHETICAL (5% ANNUAL                                                     HYPOTHETICAL (5% ANNUAL
RETURN BEFORE EXPENSES)****                                                 RETURN BEFORE EXPENSES)****
------------------------------------------------------------------------    -------------------------------------------------------
Trust Class                  $1,000.00   $1,013.04       $3.28    1.00%     Trust Class  $1,000.00   $1,013.04        $3.28    1.00%



NEUBERGER BERMAN PREMIER ANALYSTS FUND                                      NEUBERGER BERMAN PERMIER ENERGY FUND

                                                                                                                  EXPENSES
                                                        EXPENSES                                               PAID DURING
                            BEGINNING      ENDING    PAID DURING                         BEGINNING      ENDING         THE
                              ACCOUNT     ACCOUNT  THE PERIOD(*)                           ACCOUNT     ACCOUNT  PERIOD(***)
                                VALUE       VALUE       11/2/06-  EXPENSE                    VALUE       VALUE    10/17/06-  EXPENSE
ACTUAL                        11/2/06     2/28/07        2/28/07    RATIO     ACTUAL      10/17/06     2/28/07      2/28/07    RATIO
------------------------------------------------------------------------    -------------------------------------------------------
Trust Class                 $1,000.00   $1,062.70          $3.36    1.00%   Trust Class  $1,000.00   $1,043.80       $3.78    1.00%


HYPOTHETICAL (5% ANNUAL                                                     HYPOTHETICAL (5% ANNUAL
RETURN BEFORE EXPENSES)****                                                 RETURN BEFORE EXPENSES)****
------------------------------------------------------------------------    -------------------------------------------------------
Trust Class                 $1,000.00   $1,013.04          $3.28    1.00%   Trust Class  $1,000.00   $1,014.79        $3.73    1.00%


NEUBERGER BERMAN PREMIER CONVERGENCE FUND

                                                    EXPENSES
                                         ENDING  PAID DURING
                            BEGINNING   ACCOUNT  THE PERIOD(**)
                              ACCOUNT     VALUE      1/9/07-    EXPENSE
ACTUAL                   VALUE 1/9/07   2/28/07      2/28/07      RATIO
-----------------------------------------------------------------------
Trust Class                 $1,000.00   $996.00        $1.39      1.00%


HYPOTHETICAL (5% ANNUAL
RETURN BEFORE EXPENSES)****

-----------------------------------------------------------------------
Trust Class                 $1,000.00   $1,005.59      $1.40      1.00%


(*) Expenses are equal to the expense ratio for the class, multiplied by the average account value over the period, multiplied by 119/365 (to reflect the period shown of November 2, 2006 to February 28, 2007)

(**) Expenses are equal to the expense ratio for the class, multiplied by the average account value over the period, multiplied by 51/365 (to reflect the period shown of January 9, 2007 to February 28, 2007)

(***) Expenses are equal to the expense ratio for the class, multiplied by the average account value over the period, multiplied by 135/365 (to reflect the period shown of October 17, 2006 to February 28, 2007)

(****) Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent period divided by 365.

                                                              NEUBERGER BERMAN FEBRUARY 28, 2007 (UNAUDITED)


SCHEDULE OF INVESTMENTS EQUITY INCOME FUND
------------------------------------------

TOP TEN EQUITY HOLDINGS                                                 NUMBER OF SHARES                            MARKET VALUE(+)
                                                                                                                   000'S OMITTED)
    HOLDING                                 %                           HOUSEHOLD & PERSONAL PRODUCTS (1.0%)
  1     Exelon Corp.                      2.3                                   750  Kimberly-Clark                    $  51
  2     Potlatch Corp.                    2.2                           INDUSTRIAL (3.1%)
  3     Fording Canadian Coal Trust       2.2                                 3,000  General Electric                    105(++)
  4     Enbridge Energy Management        2.2                                   900  ProLogis                             59
  5     PNM Resources                     2.1                                                                          ---------
  6     Annaly Mortgage Management        2.1                                                                            164
  7     Lincoln National                  2.1                           INSURANCE (2.0%)
  8     Apollo Investment                 2.1                                 3,600  Arthur J. Gallagher                 103
  9     Anheuser-Busch                    2.1                           OIL & GAS (5.3%)
 10     Chesapeake Energy, Ser. D         2.0                                 3,700  Canadian Oil Sands Trust             86
                                                                              3,800  Hugoton Royalty Trust                92
NUMBER OF SHARES                                 MARKET VALUE(+)              3,000  Sasol Limited ADR                    97
                                                (000'S OMITTED)                                                        ---------
COMMON STOCKS (75.6%)                                                                                                     275
BANKING (1.9%)
      2,000  Bank of America                         $ 102              OIL SERVICES (1.1%)
BANKING & FINANCIAL (2.1%)                                                      900  Schlumberger Ltd.                    57
      1,600  Lincoln National                          109              PHARMACEUTICAL (2.8%)
BUSINESS SERVICES (1.5%)                                                      1,500  Johnson & Johnson                    94
      2,200  Coinmach Service Class A                   25                    1,100  Wyeth                                54(++)
      2,200  First Data                                 56(++)                                                         ---------
                                                     -------                                                             148
                                                        81              REAL ESTATE (14.2%)
COAL (2.2%)                                                                   7,800  Annaly Mortgage Management          109
      4,600  Fording Canadian Coal Trust               115                    1,000  Colonial Properties Trust            46
ENERGY (9.3%)                                                                 5,000  Crescent Real Estate Equities       100
      6,400  Cathedral Energy Services                                        1,300  Duke Realty                          57
              Income Trust                              56                    1,000  Equity Residential                   51
      3,000  CCS Income Trust                           99                      950  Mack-Cali Realty                     49
      2,239  Enbridge Energy Management                114(*)                 2,600  Potlatch Corp.                      118
      2,300  Enerplus Resources Fund                   100                    1,300  Rayonier Inc.                        58
      1,600  ENI ADR                                    98                    1,900  Realty Income                        52
        800  Spectra Energy                             21                    1,600  United Dominion Realty Trust         52
                                                    -------                   1,100  Weingarten Realty Investors          54
                                                       488                                                             ---------
FINANCE (4.3%)                                                                                                           746
      4,800  Apollo Investment                         109              SELF STORAGE (1.0%)
      2,100  Tortoise Energy Capital                    61                    2,500  U-Store-It Trust                     54
      1,600  Tortoise Energy Infrastructure             58              SEMICONDUCTORS (1.0%)
                                                     -------                  1,500  Microchip Technology                 53
                                                       228              SOFTWARE (1.0%)
FINANCIAL SERVICES (2.2%)                                                     1,800  Microsoft Corp.                      51
      3,900  Aeroplan Income Fund                       66              TECHNOLOGY - SEMICONDUCTOR (1.1%)
        750  American International Group               51(++)                1,800  Texas Instruments                    56
                                                     -------            UTILITIES (14.5%)
                                                       117                    1,400  California Water Service Group       54
FOOD & BEVERAGE (2.1%)                                                          600  Dominion Resources                   51
      2,200  Anheuser-Busch                            108(++)                1,600  Duke Energy                          32
HEALTH CARE (1.9%)                                                            1,800  Exelon Corp.                        119
      1,800  Novartis AG ADR                           100                      950  FPL Group                            56
                                                                                800  National Grid ADR                    60
                                                                              1,200  New Jersey Resources                 59
                                                                              1,300  ONEOK, Inc.                          54
                                                                              3,600  PNM Resources                       110


See Notes to Schedule of Investments

                                                                                    NEUBERGER BERMAN FEBRUARY 28, 2007 (UNAUDITED)


SCHEDULE OF INVESTMENTS EQUITY INCOME FUND cont'd
-------------------------------------------------





NUMBER OF SHARES                                    MARKET VALUE(+)                                                  MARKET VALUE(+)
                                                   (000'S OMITTED)      PRINCIPAL AMOUNT                            (000'S OMITTED)
      1,000  Sempra Energy                              60
      1,400  Southern Co.                               50              $100,000    US Bancorp, Floating Rate
      2,400  Xcel Energy                                57                            Debentures, 3.68%, due 5/21/07,
                                                     -----                            Moody's Rating Aa2, S&P Rating
                                                       762                            AA                               $   102(u)
                                                                                                                       -------
TOTAL COMMON STOCKS                                                     TOTAL CONVERTIBLE BONDS
(COST $3,798)                                        3,968              (COST $592)                                        605
                                                     -----                                                             -------

                                                                        NUMBER OF SHARES
CONVERTIBLE PREFERRED STOCKS (4.8%)                                     SHORT-TERM INVESTMENTS (8.9%)
      1,100  Chesapeake Energy, Ser. D                 106                465,500     Neuberger Berman Prime Money
      1,000  New York Community Capital                                                 Fund Trust Class
             Trust V                                    48                              (COST $466)                        466(#)(@)
      2,000  Sovereign Capital Trust IV                100                                                             -------
                                                     -----              TOTAL INVESTMENTS (100.8%)
TOTAL CONVERTIBLE PREFERRED STOCKS                                      (COST $5,108)                                    5,293(##)
(COST $252)                                            254
                                                     -----              Liabilities, less cash, receivables and other
                                                                           assets [(0.8%)]                                (41)
PRINCIPAL AMOUNT                                                                                                       -------
CONVERTIBLE BONDS (11.5%)
 $50,000     American Tower Corp., Notes,                               TOTAL NET ASSETS (100.0%)                      $ 5,252
               5.00%, due 2/15/10, Moody's                                                                             -------
               Rating Ba2, S&P
               Rating BB-                               50
  100,000    Edwards Lifesciences Corp.,
               Debentures, 3.88%, due 5/15/33          104(^)
  100,000    Invitrogen Corp., Senior
               Unsecured Notes, 3.25%, due
               6/15/25                                  97(^)
  100,000    Ivax Corp., Senior Subordinated
               Notes, 4.50%, due 5/15/08               100(^)
   50,000    Level 3 Communications, Inc.,
               Subordinated Notes, 6.00%, due
               3/15/10, Moody's
               Rating Caa3, S&P Rating CCC              48
  100,000    Prudential Financial, Inc., Senior
               Unsecured Floating Rate Notes,
               2.60%, due 5/15/07, Moody's
               Rating A3, S&P Rating A                 104(u)


See Notes to Schedule of Investments

                                                                                NEUBERGER BERMAN FEBRUARY 28, 2007 (UNAUDITED)


SCHEDULE OF INVESTMENTS Premier Analysts Fund
---------------------------------------------
TOP TEN EQUITY HOLDINGS                                             NUMBER OF SHARES                            MARKET VALUE(+)
                                                                                                                (000'S OMITTED)
     HOLDING                        %                                       1,160  Peabody Energy                $        47
   1 Valero Energy                0.9                                                                             ----------
   2 SCANA Corp.                  0.9                                                                                     91
   3 Abbott Laboratories          0.9                               COMPUTER RELATED (3.3%)
   4 Murphy Oil                   0.9                                         505  Apple, Inc.                            43(*)
   5 Eaton Corp,                  0.9                                       3,475  EMC Corp.                              48(*)
   6 XTO Energy                   0.9                                         790  Infosys Technologies                   43
   7 EMC Corp.                    0.9                                       1,945  Satyam Computer Services               42
   8 New Jersey Resources         0.9                                                                             ----------
   9 Chevron Corp.                0.9                                                                                    176
  10 Xcel Energy                  0.9                               COMPUTERS & SYSTEMS (0.8%)
                                                                            1,105  Hewlett-Packard                        44
NUMBER OF SHARES                                MARKET VALUE(+)     CONSUMER DISCRETIONARY (0.9%)
                                                (000'S OMITTED)               785  Target Corp.                           48
COMMON STOCKS (99.5%)                                               CONSUMER GOODS & SERVICES (0.9%)
AEROSPACE (0.8%)                                                              780  ALLTEL Corp.                           47
          925  Goodrich Corp.                    $     45           CONSUMER PRODUCTS & SERVICES (0.9%)
AUTO RELATED (0.9%)                                                           575  Fortune Brands                         46
        1,255  Advance Auto Parts                      47           CONSUMER STAPLES (0.9%)
BANKING & FINANCIAL (5.1%)                                                    735  Procter & Gamble                       47
        1,105  Bank of New York                        45           COSMETICS (0.9%)
          490  HSBC Holdings PLC ADR                   43                     870  Chattem Inc.                           46(*)
        1,260  IndyMac Bancorp                         43           EDUCATION (0.8%)
          675  Lincoln National                        46                     935  Apollo Group Class A                   44(*)
          840  Nationwide Financial Services           45           ELECTRIC UTILITIES (3.5%)
          860  Wachovia Corp.                          48                     675  Exelon Corp.                           45
                                               ----------                     765  FPL Group                              45
                                                      270                   1,350  NSTAR                                  46
BASIC MATERIALS (0.9%)                                                      1,560  PNM Resources                          48
        1,115  Airgas, Inc.                            46                                                         ----------
BUILDING, CONSTRUCTION & FURNISHING (2.5%)                                                                               184
        1,705  D.R. Horton                             43           ELECTRICAL EQUIPMENT (0.9%)
        1,565  Pulte Homes                             46                     555  Energizer Holdings                     48(*)
        1,455  Toll Brothers                           44(*)        ENERGY (6.2%)
                                               ----------                     960  Canadian Natural Resources             48
                                                      133                     705  Chevron Corp.                          48
BUSINESS SERVICES - IT BUSINESS SERVICES (1.7%)                               730  ConocoPhillips                         48
        1,285  Accenture Ltd.                          46                   1,840  Dresser-Rand Group                     48(*)
        1,720  First Data                              44                     940  Murphy Oil                             49
                                               ----------                   1,105  Ormat Technologies                     43
                                                       90                     940  XTO Energy                             48
CABLE SYSTEMS (0.8%)                                                                                              ----------
        1,565  Liberty Global Class A                  45(*)                                                             332
CHEMICALS (1.7%)                                                    FINANCIAL SERVICES (4.3%)
          800  Cytec Industries                        47                     705  American International Group           47
          910  E. I. du Pont de Nemours                46                     675  Amgen Inc.                             43(*)
                                               ----------                     615  Capital One Financial                  48
                                                       93                   1,350  General Electric                       47
COAL (1.7%)                                                                   670  State Street                           44
        1,425  Arch Coal                               44                                                         ----------
                                                                                                                         229

See Notes to Schedule of Investments

                                                  NEUBERGER BERMAN FEBRUARY 28, 2007 (UNAUDITED)


SCHEDULE OF INVESTMENTS Premier Analysts Fund cont'd
----------------------------------------------------
                                                                    NUMBER OF SHARES                            MARKET VALUE(+)
NUMBER OF SHARES                                MARKET VALUE(+)                                                 (000'S OMITTED)
                                                (000'S OMITTED)             1,210  Viacom Inc. Class B           $        47(*)
FOOD & BEVERAGE (1.6%)                                                                                            ----------
        1,720  Constellation Brands              $     41(*)                                                             139
          730  PepsiCo, Inc.                           46           MUTUAL FUNDS (0.9%)
                                               ----------                     325  S&P 500 Depositary Receipts            46
                                                       87           OIL & GAS (3.4%)
HARDWARE (0.9%)                                                               665  Exxon Mobil                            48
          515  IBM                                     48                   1,035  Occidental Petroleum                   48
HEALTH CARE (3.4%)                                                            855  Valero Energy                          49
          895  Abbott  Laboratories                    49                   1,390  Western Oil Sands Class A              38(*)
          985  Biogen Idec                             45(*)                                                      ----------
        2,575  Boston Scientific                       42(*)                                                             183
          995  Thermo Electron                         45(*)        PHARMACEUTICAL (3.4%)
                                               ----------                     910  Baxter International                   45
                                                      181                     975  Charles River Laboratories
HEALTH PRODUCTS & SERVICES (0.9%)                                                  International                          45(*)
          885  UnitedHealth Group                      46                     700  Johnson & Johnson                      44
                                                                              830  Novartis AG ADR                        46
INDUSTRIAL (4.4%)                                                                                                 ----------
          600  3M Co.                                  44                                                                180
          670  Danaher Corp.                           48           PHARMACEUTICALS & BIOTECHNOLOGY (0.9%)
        1,000  Dover Corp.                             48                     660  Gilead Sciences                        47(*)
          770  Rockwell Automation                     48           PUBLISHING & BROADCASTING (1.8%)
          490  Textron, Inc.                           45                   1,355  Idearc Inc.                            46
                                               ----------                     735  McGraw-Hill Cos.                       48
                                                      233                                                         ----------
INDUSTRIAL & COMMERCIAL PRODUCTS (0.9%)                                                                                   94
          760  Praxair, Inc.                           47           RESTAURANTS (0.9%)
INSURANCE (6.1%)                                                            1,085  McDonald's Corp.                       47
        1,030  Aetna Inc.                              45           RETAIL (3.4%)
        1,330  Endurance Specialty Holdings            47                   1,120  Home Depot                             44
          480  Everest Re Group                        47                   1,480  PETsMART, Inc.                         45
          500  Hartford Financial Services                                  1,050  Tiffany & Co.                          46
               Group                                   47                   1,650  TJX Cos.                               45
          730  MetLife, Inc.                           46                                                         ----------
          995  PMI Group                               47                                                                180
          800  Radian Group                            46           SOFTWARE (2.7%)
                                               ----------                   1,230  Adobe Systems                          48(*)
                                                      325                   1,630  Intuit Inc.                            48(*)
INTEGRATED OIL & GAS (0.8%)                                                 2,740  Oracle Corp.                           45(*)
          560  Suncor Energy                           40                                                         ----------
INTERNET (0.9%)                                                                                                          141
        1,550  Yahoo! Inc.                             48(*)        TECHNOLOGY (2.5%)
MACHINERY & EQUIPMENT (1.7%)                                                3,320  Arris Group                            44(*)
          705  Terex Corp.                             47(*)                  505  Cognizant Technology Solutions         45(*)
        1,495  Tyco International                      46                   1,640  Microsoft Corp.                        46
                                               ----------                                                         ----------
                                                       93                                                                135
MANUFACTURING (2.6%)                                                TECHNOLOGY - SEMICONDUCTOR (0.9%)
          600  Eaton Corp.                             49                   1,545  Texas Instruments                      48
          895  Illinois Tool Works                     46           TELECOMMUNICATIONS (3.5%)
        1,035  Ingersoll-Rand                          45                   1,280  AT&T Inc.                              47
                                               ----------                   4,920  Dobson Communications                  44(*)
                                                      140                     660  NII Holdings                           47(*)
MEDIA & ENTERTAINMENT (2.6%)                                                2,500  Sprint Nextel                          48
        1,495  CBS Corp. Class B                       46                                                         ----------
        5,770  Mediacom Communications                 46(*)                                                             186

See Notes to Schedule of Investments

                                  NEUBERGER BERMAN FEBRUARY 28, 2007 (UNAUDITED)


SCHEDULE OF INVESTMENTS Premier Analysts Fund cont'd
----------------------------------------------------


NUMBER OF SHARES                               MARKET VALUE(+)
                                               (000'S OMITTED)
TRANSPORTATION (0.9%)
        1,075  YRC Worldwide                     $     47(*)
UTILITIES (7.1%)
        1,005  Allegheny Energy                        48(*)
          555  Dominion Resources                      48
          720  FirstEnergy Corp.                       45
          980  New Jersey Resources                    48
        1,185  PPL Corp.                               45
        1,180  SCANA Corp.                             49
          745  Sempra Energy                           45
        2,045  Xcel Energy                             48
                                               ----------
                                                      376
TOTAL COMMON STOCKS
(COST $5,072)                                       5,288
                                               ----------
SHORT-TERM INVESTMENTS (0.3%)
       15,171   Neuberger Berman Prime Money
                Fund Trust Class
                (COST $15)                             15(#)(@)
                                               ----------

TOTAL INVESTMENTS (99.8%)
(COST $5,087)                                       5,303(##)
Cash, receivables and other assets, less
  liabilities (0.2%)                                   13
                                               ----------

TOTAL NET ASSETS (100.0%)                        $  5,316
                                               ----------










See Notes to Schedule of Investments


                                                                                      NEUBERGER BERMAN FEBRUARY 28, 2007 (UNAUDITED)



SCHEDULE OF INVESTMENTS Premier Convergence Fund
------------------------------------------------




TOP TEN EQUITY HOLDINGS                                             NUMBER OF SHARES                             MARKET VALUE(+)
                                                                                                               (000'S OMITTED)
    HOLDING                            %                                 17,885 Globalstar, Inc.             $        209(*)
  1 Sprint Nextel                    5.2                                 16,445 Level 3 Communications                108(*)
  2 Viacom Inc. Class B              4.6                                                                         --------
  3 Covad Communications Group       4.6                                                                              957
  4 Rural Cellular Class A           4.4                            WIRELESS TELECOMMUNICATIONS SERVICES (33.4%)
  5 Dobson Communications            4.2                                  3,215 ALLTEL Corp.                          195
  6 Globalstar, Inc.                 4.2                                  1,295 American Tower                         50(*)
  7 Millicom International Cellular  4.1                                  1,140 China Mobile ADR                       53
  8 ALLTEL Corp.                     3.9                                  3,440 China Unicom ADR                       43
  9 Akamai Technologies              3.9                                 23,775 Dobson Communications                 211(*)
 10 Juniper Networks                 3.8                                  1,630 Leap Wireless International           110(*)
                                                                          2,835 Millicom International
                                                                                MCellular                             204(*)
NUMBER OF SHARES                             MARKET VALUE(+)              2,390 NII Holdings                          169(*)
                                           (000'S OMITTED)                  710 Orascom Telecom Holding GDR            50
COMMON STOCKS (100.1%)                                                    3,025 Rogers Communications Class
COMMUNICATIONS EQUIPMENT (13.1%)                                                RB                                     99
     13,225 Arris Group                  $        174(*)                 16,850 Rural Cellular Class A                220(*)
      5,240 Cisco Systems                         136(*)                 13,545 Sprint Nextel                         261
      9,885 Juniper Networks                      187(*)                                                         --------
      4,295 Telefonaktiebolaget LM                                                                                  1,665
            TEricsson  ADR                        153               TOTAL COMMON STOCKS
                                             --------               (COST $5,015)                                   4,984
                                                  650                                                            --------
COMPUTERS & SYSTEMS (1.0%)                                          SHORT-TERM INVESTMENTS (1.0%)
        585 Apple, Inc.                            50(*)                 50,133 Neuberger Berman Prime
INTERNET (7.8%)                                                                  Money Fund Trust
      3,775 Akamai Technologies                   195(*)                         Class
        310 Google Inc. Class A                   139(*)                         (COST $50)                            50(#)(@)
      1,790 Yahoo! Inc.                            55(*)                                                         --------
                                             --------
                                                  389               TOTAL INVESTMENTS (101.1%)
MEDIA (23.7%)                                                       (COST $5,065)                                   5,034(##)
      4,830 CBS Corp. Class B                     147               Liabilities, less cash, receivables
      5,965 Liberty Global Class A                172(*)              and other assets [(1.1%)]                      (56)
      4,810 Lions Gate Entertainment               53(*)                                                         --------
     19,390 Mediacom Communications               155(*)
      4,650 News Corp. Class A                    105               TOTAL NET ASSETS (100.0%)               $       4,978
        975 Omnicom Group                         101                                                            --------
      7,925 Regal Entertainment Group             169
      2,235 Time Warner                            46
      5,925 Viacom Inc. Class B                   231(*)
                                             --------
                                                1,179
SOFTWARE (1.9%)
      3,340 Microsoft Corp.                        94
TELECOMMUNICATIONS - DIVERSIFIED (19.2%)
      2,800 AT&T Inc.                             103
      1,110 China Telecom ADR                      51
    192,310 Covad Communications Group            231(*)
      6,560 Eschelon Telecom                      156(*)
      3,480 Global Crossing                        99(*)


See Notes to Schedule of Investments

                                                                                  NEUBERGER BERMAN FEBRUARY 28, 2007 (UNAUDITED)

SCHEDULE OF INVESTMENTS Premier Dividend Fund
---------------------------------------------

TOP TEN EQUITY HOLDINGS                                             NUMBER OF SHARES                             MARKET VALUE(+)
                                                                                                                 (000'S OMITTED)
    HOLDING                           %                             ENTERTAINMENT (1.9%)
   1 Abbott  Laboratories            3.3                                    4,700  Regal Entertainment Group     $      100
   2 AT&T Inc.                       3.2                            FOOD & BEVERAGE (4.4%)
   3 Lincoln National                3.1                                    1,000  Diageo PLC ADR                        79
   4 Procter & Gamble                3.0                                    2,400  PepsiCo, Inc.                        152
   5 Home Depot                      3.0                                                                         ----------
   6 Excelon Corp.                   3.0                                                                                231
   7 PepsiCo, Inc.                   2.9                            HEALTH CARE (3.4%)
     Hartford Financial Services                                            3,200  Abbott  Laboratories                 175
   8 Group                           2.9                            INDUSTRIAL (2.6%)
   9 Exxon Mobil                     2.9                                      950  3M Co.                                70
  10 Wachovia Corp.                  2.9                                    1,400  Dover Corp.                           67
                                                                                                                 ----------
NUMBER OF SHARES                                MARKET VALUE(+)                                                         137
                                                (000'S OMITTED)     INSURANCE (2.8%)
COMMON STOCKS (95.1%)                                                       2,700  Arthur J. Gallagher                   77
AEROSPACE (1.5%)                                                            2,000  Endurance Specialty Holdings          71
        1,600  Goodrich Corp.                   $       79                                                       ----------
BANKING & FINANCIAL (16.0%)                                                                                             148
        1,300  Bank of America                          66          OIL & GAS (3.8%)
        2,100  Bank of New York                         85                  4,900  Canadian Oil Sands Trust             115
        1,600  Hartford Financial Services                                  1,800  Occidental Petroleum                  83
               Group                                   151                                                       ----------
          800  HSBC Holdings PLC ADR                    70                                                              198
        2,000  IndyMac Bancorp                          69          PHARMACEUTICAL (5.3%)
        2,400  Lincoln National                        164                  2,200  Johnson & Johnson                    139
        1,500  Nationwide Financial Services            80                  2,500  Novartis AG ADR                      138
        2,700  Wachovia Corp.                          150                                                       ----------
                                                ----------                                                              277
                                                       835          PUBLISHING (2.0%)
BASIC MATERIALS (3.1%)                                                      3,000  Idearc Inc.                          102
        1,300  Freeport-McMoRan Copper & Gold           74          RESTAURANTS (1.5%)
          400  Rio Tinto                                87                  1,800  McDonald's Corp.                      79
                                                ----------          RETAIL (3.0%)
                                                       161                  4,000  Home Depot                           158
CHEMICALS (1.3%)                                                    TELECOMMUNICATIONS (3.2%)
        1,300  E. I. du Pont de Nemours                 66                  4,500  AT&T Inc.                            166
CONSUMER PRODUCTS & SERVICES (1.5%)                                 UTILITIES (19.8%)
        1,000  Fortune Brands                           80                    900  Dominion Resources                    77
CONSUMER STAPLES (3.0%)                                                     2,400  Duke Energy                           47
        2,500  Procter & Gamble                        159                  2,400  Exelon Corp.                         158
DIVERSIFIED (4.3%)                                                          1,400  FirstEnergy Corp.                     88
        1,100  Eaton Corp.                              89                  1,600  FPL Group                             95
        3,900  General Electric                        136                  1,700  New Jersey Resources                  84
                                                ----------                  2,200  NSTAR                                 75
                                                       225                  2,700  PNM Resources                         83
ENERGY (9.0%)                                                               2,100  PPL Corp.                             80
        2,100  Chevron Corp.                           144                  2,000  SCANA Corp.                           83
        2,200  ConocoPhillips                          144                  1,400  Sempra Energy                         84
        2,100  Exxon Mobil                             150                  3,400  Xcel Energy                           80
        1,200  Spectra Energy                           31                                                       ----------
                                                ----------                                                            1,034
                                                       469

See Notes to Schedule of Investments

SCHEDULE OF INVESTMENTS Premier Dividend Fund cont'd
----------------------------------------------------


NUMBER OF SHARES                                MARKET VALUE(+)
                                                (000'S OMITTED)
WASTE MANAGEMENT (1.7%)
        2,600  Waste Management                 $       89
TOTAL COMMON STOCKS
(COST $4,815)                                        4,968
                                                ----------
SHORT-TERM INVESTMENTS (3.2%)
      164,262   Neuberger Berman Prime Money
                Fund Trust Class
                (COST $164)                            164(#)(@)
                                                ----------

TOTAL INVESTMENTS (98.3%)
(COST $4,979)                                        5,132(##)
Cash, receivables and other assets, less
  liabilities (1.7%)                                    90
                                                ----------

TOTAL NET ASSETS (100.0%)                       $    5,222
                                                ----------
















See Notes to Schedule of Investments

                                  NEUBERGER BERMAN FEBRUARY 28, 2007 (UNAUDITED)


SCHEDULE OF INVESTMENTS Premier Energy Fund
-------------------------------------------




TOP TEN EQUITY HOLDINGS                                      NUMBER OF SHARES                                   MARKET VALUE(+)
                                                                                                                (000'S OMITTED)
  HOLDING                                 %                      1,895  Sempra Energy                           $      114
 1 Canadian Natural Resources           7.1                                                                      ---------
 2 Schlumberger Ltd.                    6.9                                                                            927
 3 Suncor Energy                        6.4                  TOTAL COMMON STOCKS
 4 Murphy Oil                           5.8                  (COST $4,992)                                           5,206
 5 XTO Energy                           5.6                                                                      ---------
 6 Quicksilver Resources                5.3                  SHORT-TERM INVESTMENTS (0.4%)
 7 Valero Energy                        5.1                      19,558   Neuberger Berman Prime Money
 8 Questar Corp.                        4.8                               Fund Trust Class                              20 (#)(@)
 9 EOG Resources                        4.7                               (COST $20)                             ---------
10 Allegheny Energy                     4.6
                                                             TOTAL INVESTMENTS (100.1%)
                                                             (COST $5,012)                                           5,226 (##)
                                                             Liabilities, less cash, receivables and other
                                                                assets [(0.1%)]                                        (7)
NUMBER OF SHARES                        MARKET VALUE(+)                                                          ---------
                                        (000'S OMITTED)      TOTAL NET ASSETS (100.0%)                          $    5,219
                                                                                                                 ---------
COMMON STOCKS (99.7%)

COAL (6.4%)
   5,330  Arch Coal                     $     166
   4,130  Peabody Energy                      167
                                         --------
                                              333

ENERGY (1.9%)
   2,900  NSTAR                                99

OIL & GAS (63.8%)
   3,095  Apache Corp.                        212
   7,305  Canadian Natural Resources          368
   3,275  ConocoPhillips                      214
   2,500  Denbury Resources                    72 (*)
   3,630  EOG Resources                       246
   5,830  Murphy Oil                          302
   4,760  Occidental Petroleum                220
   2,990  Questar Corp.                       252
   7,175  Quicksilver Resources               277 (*)
   4,725  Suncor Energy                       336
   5,995  Talisman Energy                     103
   4,655  Valero Energy                       268
   6,185  Western Oil Sands Class A           169 (*)
   5,620  XTO Energy                          290
                                         --------
                                            3,329

OIL SERVICES (9.9%)
   5,770  Schlumberger Ltd.                   362
   3,795  Smith International                 156
                                         --------
                                              518

UTILITIES (17.7%)
   5,100  Allegheny Energy                    241 (*)
   1,275  Dominion Resources                  109
   3,230  Enbridge Inc.                       102
   2,995  Exelon Corp.                        197
   5,360  PNM Resources                       164



See Notes to Schedule of Investments

                                  NEUBERGER BERMAN FEBRUARY 28, 2007 (UNAUDITED)


NOTES TO SCHEDULE OF INVESTMENTS

(+) Investments in equity securities by each fund are valued at the latest sale price where that price is readily available; securities for which no sales were reported, unless otherwise noted, are valued at the mean between the closing bid and asked prices. Securities traded primarily on the NASDAQ Stock Market are normally valued by the funds at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. The funds value all other securities, including securities for which the necessary last sale, asked and/or bid prices are not readily available, by methods the Board of Trustees of Neuberger Berman Equity Funds (the "Board") has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding. Foreign security prices are furnished by independent quotation services and expressed in local currency values. Foreign security prices are currently translated from the local currency into U.S. dollars using the exchange rate as of 4:00 p.m., Eastern time. The Board has approved the use of FT Interactive Data Corporation ("FT Interactive") to assist in determining the fair value of the funds' foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that a fund could expect to receive for those securities. In this event, FT Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors. In the absence of precise information about the market values of these foreign securities as of the close of the New York Stock Exchange, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the funds could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade. However, fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security next trades. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.

(#)  At cost, which approximates market value.

(##) At February 28, 2007, selected fund information on a U.S. federal income tax basis was as follows:

                                                                         GROSS                GROSS     NET UNREALIZED
(000'S OMITTED)                                                     UNREALIZED           UNREALIZED       APPRECIATION
NEUBERGR BERMAN                                    COST           APPRECIATION         DEPRECIATION     (DEPRECIATION)
   EQUITY INCOME FUND                            $5,108                   $232                 $ 47              $185
   PREMIER ANALYSTS FUND                          5,088                    286                   71               215
   PREMIER CONVERGENCE FUND                       5,065                    168                  199               (31)
   PREMIER DIVIDEND FUND                          4,979                    233                   80               153
   PREMIER ENERGY FUND                            5,012                    253                   39               214

(*)    Security did not produce income during the last twelve months.

(@) Neuberger Berman Prime Money Fund ("Prime Money") is also managed by Neuberger Berman Management Inc. (see Notes A & F of Notes to Financial Statements) and may be considered an affiliate since it has the same officers, Board members, and investment manager as the fund and because, at times, the fund may own 5% or more of the outstanding voting securities of Prime Money.

(++) For Neuberger Berman Equity Income Fund, the following securities were held in escrow at February 28, 2007, to cover the below listed outstanding call options written: MARKET VALUE SHARES SECURITIES AND OPTIONS OF OPTIONS

                                                                MARKET VALUE
               SHARES    SECURITIES AND OPTIONS                   OF OPTIONS

                  700    American International Group
                         May 2007 @ 80                              $    0
                2,200    Anheuser-Busch
                         September 2007 @ 55                         1,000
                2,200    First Data
                         May 2007 @ 27.5                             1,000
                3,000    General Electric
                         June 2007 @ 40                                  0
                1,100    Wyeth
                         July 2007 @ 55                              1,000
                                                                    ------

                         Total                                      $3,000
                                                                    ------

(u) Floating rate securities are securities whose yields vary with a designated market index or market rate. These securities are shown at their current rates as of February 28, 2007.

(^)    Not rated by a nationally recognized statistical rating organization

See Notes to Schedule of Investments


                                                                                     NEUBERGER BERMAN FEBRUARY 28, 2007 (UNAUDITED)

STATEMENTS OF ASSETS AND LIABILITIES
-------------------------------------
                                                                           ---------------------------------------------------------
                                                                              EQUITY     PREMIER        PREMIER   PREMIER   PREMIER
NEUBERGER BERMAN EQUITY FUNDS                                                 INCOME    ANALYSTS    CONVERGENCE  DIVIDEND    ENERGY
(000's omitted except per share amounts)                                        FUND        FUND           FUND      FUND      FUND
ASSETS
     INVESTMENTS IN SECURITIES, AT MARKET VALUE* (NOTES A & E)-SEE
     SCHEDULE OF INVESTMENTS:
     Unaffiliated issuers                                                  $   4,827  $    5,288  $    4,984  $     4,968  $  5,206
     Affiliated issuers                                                          466          15          50          164        20
                                                                            --------   ---------   ---------   ----------   --------
                                                                               5,293       5,303       5,034        5,132     5,226
     Foreign currency                                                              1           -           -            -         -
     Dividends and interest receivable                                            19           8           1           18         8
     Receivable for securities sold                                                -         192         261           82         -
     Receivable from administrator-net (Note B)                                    3           2           2            3         2
                                                                            --------   ---------   ---------   ----------   --------
TOTAL ASSETS                                                                   5,316       5,505       5,298        5,235     5,236
                                                                            ========   =========   =========   ==========   ========

LIABILITIES
     Option contracts written, at market value (Note A)                            3           -           -            -         -
     Payable for securities purchased                                             48         180         311            -         -
     Accrued expenses and other payables                                          13           9           9           13        17
                                                                            --------   ---------   ---------   ----------   --------
TOTAL LIABILITIES                                                                 64         189         320           13        17
                                                                            --------   ---------   ---------   ----------   --------
NET ASSETS AT VALUE                                                        $   5,252  $    5,316  $    4,978  $     5,222  $  5,219
                                                                            ========   =========   =========   ==========   ========

NET ASSETS CONSIST OF:
     Paid-in capital                                                       $   5,036  $    5,009  $    5,000  $     5,024  $  5,014
     Undistributed net investment income (loss)                                   22           2          (4)          17         -
     Distributions in excess of net investment income                              -           -           -            -        (8)
     Accumulated net realized gains (losses) on investments                        2          89          13           28        (1)
     Net unrealized appreciation (depreciation) in value of investments          192         216         (31)         153       214
                                                                            --------   ---------   ---------   ----------   --------
NET ASSETS AT VALUE                                                        $   5,252  $    5,316  $    4,978  $     5,222  $  5,219
                                                                            ========   =========   =========   ==========   ========

SHARES OUTSTANDING ($.001 PAR VALUE; UNLIMITED SHARES AUTHORIZED)
     Trust Class                                                                 503         501         500          502       501

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
     Trust Class                                                           $   10.43  $    10.61  $     9.96  $     10.40  $  10.41

*COST OF INVESTMENTS:
     UNAFFILIATED ISSUERS                                                  $   4,642  $    5,072  $    5,015  $     4,815  $  4,992
     AFFILIATED ISSUERS                                                          466          15          50          164        20
                                                                            --------   ---------   ---------   ----------   --------
TOTAL COST OF INVESTMENTS                                                  $   5,108  $    5,087  $    5,065  $     4,979  $  5,012
                                                                            --------   ---------   ---------   ----------   --------
TOTAL COST OF FOREIGN CURRENCY                                             $       1  $        -  $        -  $         -  $      -
                                                                            --------   ---------   ---------   ----------   --------

See Notes to Financial Statements

                                                                NEUBERGER BERMAN FOR THE PERIOD ENDED FEBRUARY 28, 2007 (UNAUDITED)
STATEMENTS OF OPERATIONS
------------------------

                                                                           ---------------------------------------------------------
                                                                                EQUITY    PREMIER       PREMIER   PREMIER    PREMIER
NEUBERGER BERMAN EQUITY FUNDS                                                   INCOME   ANALYSTS   CONVERGENCE  DIVIDEND     ENERGY
(000's omitted)                                                                  FUND*     FUND *       FUND **     FUND*    FUND***
INVESTMENT INCOME

INCOME (NOTE A):

Dividend income-unaffiliated issuers                                       $        54 $       24 $         1 $        48 $      23
Interest income-unaffiliated issuers                                                13          3           1           3         2
Income from investments in affiliated issuers (Note E)                              11          1           1           7         1
Foreign taxes withheld                                                              (2)         -           -           -        (1)
                                                                             ----------  ---------  ----------  ----------  --------
Total income                                                                        76         28           3          58        25

EXPENSES:

Investment management fees (Notes A & B)                                             9          8           3           8         8
Administration fees (Note B)                                                         1          1           1           1         1
Administration fees (Note B):
     Trust Class                                                                     6          6           2           6         7
Distribution fees (Note B):
     Trust Class                                                                     2          2           1           2         2
Shareholder servicing agent fees:
     Trust Class                                                                     1          1           -           1         1
Audit fees                                                                           7          4           2           7         4
Custodian fees (Note B)                                                              2          1           1           2         1
Insurance expense                                                                    1          -           -           -         1
Legal fees                                                                           8          8           4           8         9
Shareholder reports                                                                  3          3           1           3         3
Trustees' fees and expenses                                                          7          7           3           7         9
                                                                             ----------  ---------  ----------  ----------  --------
Total expenses                                                                      47         41          18          45        46

Expenses reimbursed by administrator (Note B)                                      (11)        (7)         (4)        (11)       (9)
Investment management/Administration/Distribution fees waived (Note A)             (18)       (17)         (7)        (17)      (18)
Expenses reduced by custodian fee expense offset and commission
     recapture arrangements (Note B)                                                 -          -           -           -         -
                                                                             ----------  ---------  ----------  ----------  --------
Total net expenses                                                                  18         17           7          17        19
                                                                             ----------  ---------  ----------  ----------  --------
Net investment income (loss)                                                        58         11          (4)         41         6
                                                                             ----------  ---------  ----------  ----------  --------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE A)
Net realized gain (loss) on:
     Sales of investment securities of unaffiliated issuers                          2         89          24          28        (1)
     Option contracts written                                                        -          -         (11)          -         -
Change in net unrealized appreciation (depreciation) in value of:
     Unaffiliated investment securities                                            185        216         (31)        153       214
     Option contracts written                                                        7          -           -           -         -
                                                                             ----------  ---------  ----------  ----------  --------
Net gain (loss) on investments                                                     194        305         (18)        181       213
                                                                             ----------  ---------  ----------  ----------  --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS            $       252 $      316 $       (22)$       222 $     219
                                                                             ==========  =========  ==========  ==========  ========

* Period from November 2, 2006 (Commencement of Operations) to February 28, 2007.
** Period from January 9, 2007 (Commencement of Operations) to February 28, 2007.
*** Period from October 17, 2006 (Commencement of Operations) to February 28, 2007.


See Notes to Financial Statements


                                                                                  NEUBERGER BERMAN FEBRUARY 28, 2007 (UNAUDITED)
STATEMENTS OF CHANGES IN NET ASSETS
                                        --------------------------------------------------------------------------------------------
                                                     EQUITY              PREMIER          PREMIER           PREMIER          PREMIER
                                                     INCOME             ANALYSTS      CONVERGENCE          DIVIDEND           ENERGY
                                                       FUND                 FUND             FUND              FUND             FUND
                                                Period from          Period from      Period from       Period from      Period from
NEUBERGER BERMAN EQUITY FUNDS              November 2, 2006     November 2, 2006  January 9, 2007  November 2, 2006 October 17, 2006
                                            Commencement of     (Commencement of (Commencement of  (Commencement of (Commencement of
                                             Operations) to       Operations) to   Operations) to    Operations) to   Operations) to
                                               February 28,         February 28,     February 28,      February 28,     February 28,
                                                       2007                 2007             2007              2007             2007
(000's omitted)                                  Unaudited)          (Unaudited)      (Unaudited)       (Unaudited)      (Unaudited)

INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:

Net investment income (loss)                      $      58         $         11      $        (4)     $        41  $    $        6
Net realized gain (loss) on investments                   2                   89               13               28               (1)
Change in net unrealized appreciation
 (depreciation) of investments                          192                  216              (31)             153              214
Net increase (decrease) in net assets              --------          -----------       -----------      -----------       ----------
 resulting from operations                              252                  316              (22)             222              219

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE A):

Net investment income                                   (36)                 (9)                -              (24)             (14)
                                                   ---------          ----------       -----------      -----------      ----------
FROM FUND SHARE TRANSACTIONS (NOTE D):

Proceeds from shares sold                             5,000                5,000            5,000            5,000            5,000
Proceeds from reinvestment of dividends
 and distributions                                       36                    9                -               24               14
Net increase (decrease) from Fund share            ---------          ----------       -----------     -----------       ----------
 transactions                                         5,036                5,009            5,000            5,024            5,014
                                                   ---------          ----------       -----------     -----------        ----------
NET INCREASE (DECREASE) IN NET ASSETS                 5,252                5,316            4,978            5,222            5,219

NET ASSETS:
Beginning of period                                       -                    -                -                -                -
                                                   ---------          ----------       -----------     -----------        ----------
End of period                                     $   5,252         $      5,316      $     4,978     $       5,222      $    5,219
                                                   =========          ==========       ===========     ===========        ==========
Undistributed net investment income (loss)
  at end of period                                $      22         $          2      $        (4)    $         17       $        -
                                                   =========          ==========       ===========                        ==========
Distributions in excess of net investment
 income at end of period                          $       -         $          -      $          -    $          -       $       (8)
                                                   =========          ==========       ===========     ===========        ==========

See Notes to Financial Statements

                                 NEUBERGER BERMAN FEBRUARY 28, 2007 (UNAUDITED)

 NOTES TO FINANCIAL STATEMENTS Equity Funds
 ------------------------------------------

   NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

1 GENERAL: Neuberger Berman Equity Funds (the "Trust") is a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated as of December 14, 2005. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended (the "1933 Act"). Neuberger Berman Equity Income Fund ("Equity Income"), Neuberger Berman Premier Analysts Fund ("Analysts"), Neuberger Berman Premier Convergence Fund ("Convergence"), Neuberger Berman Premier Dividend Fund ("Dividend"), and Neuberger Berman Premier Energy Fund ("Energy"), (individually a "Fund", collectively, the "Funds") are separate operating series of the Trust, each of which (except Convergence and Energy) is diversified. Equity Income, Analysts, and Dividend had no operations until November 2, 2006 other than matters relating to their organization and registration of shares under the 1933 Act. Energy and Convergence had no operations until October 17, 2006 and January 9, 2007, respectively, other than matters relating to their organization and registration of shares under the 1933 Act. All of the Funds offer Trust Class shares. The Board of Trustees of the Trust (the "Board") may establish additional series or classes of shares without the approval of shareholders.

   The assets of each Fund belong only to that Fund, and the liabilities of each Fund are borne solely by that Fund and no other.

   The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires Neuberger Berman Management Inc. ("Management") to make estimates and assumption at the date of the financial statements. Actual results could differ from those estimates.

2 PORTFOLIO VALUATION: Investment securities are valued as indicated in the notes following the Funds' Schedule of Investments.

3 FOREIGN CURRENCY TRANSLATION: The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are currently translated into U.S. dollars using the exchange rate as of 4:00 p.m., Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain
   (loss) arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statements of Operations.

4 SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as a Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statements of Operations.

5 INCOME TAX INFORMATION: The Funds are treated as separate entities for U.S. federal income tax purposes. It is the intention of each Fund to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no federal income or excise tax provision is required.

   Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by each Fund, timing differences and differing characterization of distributions made by each Fund as a whole. The Funds may also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

                                  NEUBERGER BERMAN FEBRUARY 28, 2007 (UNAUDITED)

NOTES TO FINANCIAL STATEMENTS Equity Funds cont'd
-------------------------------------------------

6 FOREIGN TAXES: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.

7 DISTRIBUTIONS TO SHAREHOLDERS: Each Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, generally are distributed in December and are recorded on the ex-date.

8 ORGANIZATION EXPENSES: Estimated costs incurred by each Fund in connection with its organization, which amounted to $22,552, $22,552, $22,552, $22,552, and $22,877 for Equity Income, Analysts, Convergence, Dividend and Energy, respectively, have been borne by Management.

 9 EXPENSE ALLOCATION:  Certain expenses are applicable to multiple funds.
   Expenses directly attributable to a Fund are charged to that Fund. Expenses of the Trust that are not directly attributed to a Fund are allocated among the funds, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the Funds can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributed to a Fund or the Trust are allocated among the Funds and the other investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each investment company in the complex or series thereof can otherwise be made fairly.

10 CALL OPTIONS: Premiums received by each Fund upon writing a covered call option are recorded in the liability section of each Fund's Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, the Fund realizes a gain or loss and the liability is eliminated. A Fund bears the risk of a decline in the price of the security during the period, although any potential loss during the period would be reduced by the amount of the option premium received. In general, written covered call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. All securities covering outstanding options are held in escrow by the custodian bank.

   Summary of written option transactions for the period ended February 28, 2007 for Equity Income were:
                                                          VALUE WHEN
                                         NUMBER             WRITTEN
   CONTRACTS OUTSTANDING 11/2/2006           -            $     -
   CONTRACTS WRITTEN                     9,200             10,000
   CONTRACTS EXPIRED                         -                  -
   CONTRACTS EXERCISED                       -                  -
   CONTRACTS CLOSED                          -                  -
   CONTRACTS CLOSED                          -                  -
   CONTRACTS OUTSTANDING 2/28/2007     -------           --------
                                         9,200           $10,000
                                       -------           --------

Summary of written option transactions for the period ended February 28, 2007 for Convergence were:
                                                          VALUE WHEN
                                         NUMBER            WRITTEN
   CONTRACTS OUTSTANDING 1/9/2007            -             $    -
   CONTRACTS WRITTEN                     9,800              6,000
   CONTRACTS EXPIRED                         -                  -
   CONTRACTS EXERCISED                       -                  -
   CONTRACTS CLOSED                     ------             ------
   CONTRACTS CLOSED                     (9,800)            (6,000)
   CONTRACTS OUTSTANDING 2/28/2007      ------             ------
                                             -             $    -
                                        ------             ------

                                  NEUBERGER BERMAN FEBRUARY 28, 2007 (UNAUDITED)

NOTES TO FINANCIAL STATEMENTS Equity Funds cont'd
-------------------------------------------------

11 FINANCIAL FUTURES CONTRACTS: Each Fund may buy and sell stock index futures contracts for purposes of managing cash flow. Each Fund may also buy and sell financial futures contracts to hedge against a possible decline in the value of their portfolio securities. At the time a Fund enters into a financial futures contract, it is required to deposit with the futures commission merchant a specified amount of cash or liquid securities, known as "initial margin," ranging upward from 1.1% of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodity exchange on which such futures contract is traded. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by the Funds as unrealized gains or losses.

   Although some financial futures contracts by their terms call for actual delivery or acceptance of financial instruments, in most cases the contracts are closed out prior to delivery by offsetting purchases or sales of matching financial futures contracts. When the contracts are closed, a Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility there may be an illiquid market, possibly at a time of rapidly declining prices, and/or a change in the value of the contract may not correlate with changes in the value of the underlying securities.

   For U.S. federal income tax purposes, the futures transactions undertaken by a Fund may cause that Fund to recognize gains or losses from marking to market even though its positions have not been sold or terminated, may affect the character of the gains or losses recognized as long-term or short-term, and may affect the timing of some capital gains and losses realized by the Fund. Also, a Fund's losses on transactions involving futures contracts may be deferred rather than being taken into account currently in calculating such Fund's taxable income.

   During the period ended February 28, 2007, the Funds did not enter into any financial futures contracts. At February 28, 2007, there were no open positions.

12 FORWARD FOREIGN CURRENCY CONTRACTS:  The Funds may enter into forward foreign currency contracts ("contracts") in connection with planned purchases or sales of securities to hedge the U.S. dollar value of portfolio securities
   denominated in a foreign currency.   The gain or loss arising from the
   difference between the original contract price and the closing price of such contract is included in net realized gains or losses on foreign currency transactions on settlement date. Fluctuations in the value of forward foreign currency contracts are recorded for financial reporting purposes as unrealized gains or losses by each Fund until the contractual settlement date. The Funds could be exposed to risks if a counter party to a contract were unable to meet the terms of its contract or if the value of the foreign currency changes unfavorably. The U.S. dollar value of foreign currency underlying all contractual commitments held by each Fund is determined using forward foreign currency exchange rates supplied by an independent pricing service.

13 REPURCHASE AGREEMENTS: Each Fund may enter into repurchase agreements with institutions that Management has determined are creditworthy. Each repurchase agreement is recorded at cost. Each Fund requires that the securities purchased in a repurchase agreement be transferred to the custodian in a manner sufficient to enable the Fund to assert a perfected security interest in those securities in the event of a default under the repurchase agreement. Each Fund monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement.

14 TRANSACTIONS WITH OTHER FUNDS MANAGED BY NEUBERGER BERMAN MANAGEMENT INC.:
   Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Funds may invest in a money market fund managed by Management or an affiliate. The Funds invest in Neuberger Berman Prime Money Fund ("Prime Money"), as approved by the Board. Prime Money seeks to provide the highest available current income consistent with safety and liquidity. For any cash that the Funds invest in Prime Money, Management waives a portion of its management fee equal to the management fee it receives from Prime Money on those assets (the "Arrangement"). For the period ended February 28, 2007, management fees waived under this Arrangement are reflected in the Statements

                                  NEUBERGER BERMAN FEBRUARY 28, 2007 (UNAUDITED)

NOTES TO FINANCIAL STATEMENTS Equity Funds cont'd
-------------------------------------------------

    of Operations under the caption "Investment management fees waived." For the period ended February 28, 2007, income earned under this Arrangement is reflected in the Statements of Operations under the caption "Income from investments in affiliated issuers." For the period ended February 28, 2007, management fees waived and income earned under this Arrangement were as follows:

                             MANAGEMENT              INCOME
                            FEES WAIVED              EARNED
   EQUITY INCOME                   $177             $10,557
   ANALYSTS                          21               1,427
   CONVERGENCE                       14                 754
   DIVIDEND                          96               6,990
   ENERGY                            95               1,168

15 INDEMNIFICATIONS: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

   NOTE B - MANAGEMENT FEES, ADMINISTRATION FEES, DISTRIBUTION ARRANGEMENTS, AND OTHER TRANSACTIONS WITH AFFILIATES:

   Each Fund retains Management as its investment manager under a Management Agreement. For such investment management services, each Fund (except Equity Income) pays Management a fee at the annual rate of 0.45% of that Fund's average daily net assets. Equity Income pays Management a fee for investment management services at the annual rate of 0.55% of the first $250 million of that Fund's average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, 0.425% of the next $2.5 billion, and 0.40% of average daily net assets in excess of $4 billion.

   Each Fund retains Management as its administrator under an Administration Agreement. Each Fund pays Management an administration fee at the annual rate of 0.06% of its average daily net assets under this agreement. In addition, each Fund's Trust Class pays Management an administration fee at the annual rate of 0.34% of its average daily net assets under this
   agreement.   Additionally, Management retains State Street Bank and Trust
   Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under the agreement.

   For each Fund's Trust Class, Management acts as agent in arranging for the sale of class shares without commission and bears advertising and promotion expenses. The Board has adopted a distribution plan (the "Plan") with respect to this class, pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that, as compensation for administrative and other services provided to this class, Management's activities and expenses related to the sale and distribution of this class of shares, and ongoing services provided to investors in this class, Management receives from this class a fee at the annual rate of 0.10% of the Trust Class' average daily net assets. Management receives this amount to provide distribution and shareholder servicing for this class and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by this class during any year may be more or less than the cost of distribution and other services provided to that class. NASD rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plan complies with those rules.

   Management has contractually undertaken to forgo current payment of fees and/or reimburse operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) ("Operating Expenses") which exceed the expense limitation as detailed in the following table:

                                 NEUBERGER BERMAN FEBRUARY 28, 2007 (UNAUDITED)

NOTES TO FINANCIAL STATEMENTS Equity Funds cont'd
-------------------------------------------------


                                                                                    CONTRACTUAL
                                                                        REIMBURSEMENT/WAIVER OF
                                                                                      FEES FROM
CLASS                                  CONTRACTUAL                           MANAGEMENT FOR THE
                                         EXPENSE                                   PERIOD ENDED
                                      LIMITATION[(1)       EXPIRATION         FEBRUARY 28, 2007
   EQUITY INCOME TRUST CLASS              1.00%            8/31/09                 $29,202
   ANALYSTS TRUST CLASS                   1.00%            8/31/09                  24,212
   CONVERGENCE TRUST CLASS                1.00%            8/31/09                  10,979
   DIVIDEND TRUST CLASS                   1.00%            8/31/09                  27,597
   ENERGY TRUST CLASS                     1.00%            8/31/09                  27,304

   (1)Expense limitation per annum of the respective class' average daily net assets.

   The Trust Class of each Fund has agreed to repay Management for fees and expenses forgone and/or their excess Operating Expenses previously reimbursed by Management, pursuant to a contractual expense limitation, so long as their annual Operating Expenses during that period do not exceed their expense limitations, and the repayments are made within three years after the year in which Management issued the reimbursement. During the period ended February 28, 2007, there was no reimbursement to Management. At February 28, 2007, contingent liabilities to Management under the agreement were as follows:

                                 Expiring in:
                                        2010           Total
                                        ----           -----
   EQUITY INCOME TRUST CLASS         $29,202         $29,202
   ANALYSTS TRUST CLASS               24,212          24,212
   CONVERGENCE TRUST CLASS            10,979          10,979
   DIVIDEND TRUST CLASS               27,597          27,597
   ENERGY TRUST CLASS                 27,304          27,304

   Management and Neuberger Berman, LLC ("Neuberger"), a member firm of the New York Stock Exchange and sub-adviser to the Funds, are wholly-owned subsidiaries of Lehman Brothers Holdings Inc. ("Lehman"), a publicly-owned holding company. Neuberger is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or Trustees of the Trust are also employees of Neuberger and/or Management.

   Each Fund's Trust Class also has a distribution agreement with Management. Management receives no commissions for sales or redemptions of shares of beneficial interest of each share class, but receives fees from the Trust Class under the Trust Class' Plan, as described above.

   The Funds have entered into a commission recapture agreement, which enables each Fund to pay some of its operational expenses by recouping a portion of the commissions it pays to a broker that is not a related party of each Fund. Pursuant to the agreement, brokers pay recaptured commissions to the Funds' custodian and the custodian directs these amounts toward payment of expenses such as custodial, transfer agency or accounting services. For the period ended February 28, 2007, the impact of this arrangement on the Funds was a reduction of expenses as follows:



   EQUITY INCOME                                     $-
   ANALYSTS                                           -
   CONVERGENCE                                        -
   DIVIDEND                                           -
   ENERGY                                             -

                                  NEUBERGER BERMAN FEBRUARY 28, 2007 (UNAUDITED)

NOTES TO FINANCIAL STATEMENTS Equity Funds cont'd
-------------------------------------------------

   Each Fund has an expense offset arrangement in connection with its custodian contract. For the period ended February 28, 2007, the impact of this arrangement was a reduction of expenses of $10, $4, $0, $0, and $0 for Equity Income, Analysts, Convergence, Dividend and Energy, respectively.

   NOTE C - SECURITIES TRANSACTIONS:

   During the period ended February 28, 2007, there were purchase and sale transactions (excluding short-term securities, financial futures contracts, foreign currency contracts, and option contracts) as follows:

   (000'S OMITTED)                           PURCHASES            SALES
   EQUITY INCOME                                $4,947           $  307
   ANALYSTS                                      6,807            1,825
   CONVERGENCE                                   5,303              312
   DIVIDEND                                      5,616              828
   ENERGY                                        5,229              236

   During the period ended February 28, 2007, there were brokerage commissions on securities transactions paid to Neuberger, Lehman Brothers Inc. and other brokers as follows:

                                 LEHMAN
                  NEUBERGER   BROTHERS INC.  OTHER BROKERS       TOTAL

 EQUITY INCOME    $1,843      $   935          $ 3,804         $ 6,582
 ANALYSTS            240        1,531            4,302           6,073
 CONVERGENCE           -        1,453           11,275          12,728
 DIVIDEND          1,287          543            1,999           3,829
 ENERGY              119          922            4,626           5,667


   NOTE D - FUND SHARE TRANSACTIONS:

   Share activity for the period ended February 28, 2007 was as follows:

                                 FOR THE PERIOD ENDED FEBRUARY 28, 2007
                                           SHARES ISSUED
                                                      ON
                                            REINVESTMENT
                                            OF DIVIDENDS
                               SHARES                AND     SHARES
                                 SOLD      DISTRIBUTIONS    REDEEMED    TOTAL

  (000's OMITTED)
  EQUITY INCOME:
  Trust Class                   500             3              -          503
  ANALYSTS:
  Trust Class                   500             1              -          501
  CONVERGENCE:
  Trust Class                   500             -              -          500
  DIVIDEND:
  Trust Class                   500             2              -          502
  ENERGY:
  Trust Class                   500             1              -          501

                                  NEUBERGER BERMAN FEBRUARY 28, 2007 (UNAUDITED)

NOTES TO FINANCIAL STATEMENTS Equity Funds cont'd
-------------------------------------------------

NOTE E - INVESTMENTS IN AFFILIATES(*)


EQUITY INCOME
                                     BALANCE OF                                   BALANCE OF                         INCOME FROM
                                         SHARES            GROSS         GROSS        SHARES                      INVESTMENTS IN
                                           HELD        PURCHASES         SALES          HELD           VALUE          AFFILIATED
                                    NOVEMBER 2,              AND           AND      FEBRUARY    FEBRUARY 28,    ISSUERS INCLUDED
NAME OF ISSUER                             2006        ADDITIONS    REDUCTIONS      28, 2007            2007     IN TOTAL INCOME
Neuberger Berman Prime Money
 Fund Trust Class(**)                        -         2,072,295     1,606,795      465,500         $465,500             $10,557


ANALYSTS                             BALANCE OF                                   BALANCE OF                         INCOME FROM
                                         SHARES            GROSS         GROSS        SHARES                      INVESTMENTS IN
                                           HELD        PURCHASES         SALES          HELD          VALUE           AFFILIATED
                                    NOVEMBER 2,              AND           AND      FEBRUARY    FEBRUARY 28,    ISSUERS INCLUDED
NAME OF ISSUER                             2006        ADDITIONS    REDUCTIONS      28, 2007            2007     IN TOTAL INCOME
Neuberger Berman Prime Money
 Fund Trust Class(**)                        -         1,527,277     1,512,106        15,171         $15,171              $1,427


CONVERGENCE                          BALANCE OF                                   BALANCE OF                         INCOME FROM
                                         SHARES            GROSS         GROSS        SHARES                      INVESTMENTS IN
                                           HELD        PURCHASES         SALES          HELD          VALUE           AFFILIATED
                                     JANUARY 9,              AND           AND      FEBRUARY    FEBRUARY 28,    ISSUERS INCLUDED
NAME OF ISSUER                             2007        ADDITIONS    REDUCTIONS      28, 2007            2007     IN TOTAL INCOME
Neuberger Berman Prime Money
Fund Trust Class(**)                         -         1,210,118     1,159,985        50,133         $50,133                $754


DIVIDEND                             BALANCE OF                                   BALANCE OF                         INCOME FROM
                                         SHARES            GROSS         GROSS        SHARES                      INVESTMENTS IN
                                           HELD        PURCHASES         SALES          HELD          VALUE           AFFILIATED
                                    NOVEMBER 2,              AND           AND      FEBRUARY    FEBRUARY 28,    ISSUERS INCLUDED
NAME OF ISSUER                             2006        ADDITIONS    REDUCTIONS      28, 2007            2007     IN TOTAL INCOME
Neuberger Berman Prime Money
Fund Trust Class(**)                         -         1,741,593     1,577,331       164,262        $164,262              $6,990


ENERGY                               BALANCE OF                                   BALANCE OF                         INCOME FROM
                                         SHARES            GROSS         GROSS        SHARES                      INVESTMENTS IN
                                           HELD        PURCHASES         SALES          HELD          VALUE           AFFILIATED
                                    OCTOBER 17,              AND           AND      FEBRUARY    FEBRUARY 28,    ISSUERS INCLUDED
NAME OF ISSUER                            2006         ADDITIONS    REDUCTIONS      28, 2007            2007     IN TOTAL INCOME
Neuberger Berman Prime Money
Fund Trust Class(**)                         -         1,208,840     1,189,282        19,558         $19,558              $1,168

(*)  Affiliated issuers, as defined in the 1940 Act.

(**) Prime Money is also managed by Management and may be considered an affiliate since it has the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may own 5% or more of the outstanding voting securities of Prime Money.

                                  NEUBERGER BERMAN FEBRUARY 28, 2007 (UNAUDITED)

NOTES TO FINANCIAL STATEMENTS Equity Funds cont'd
-------------------------------------------------

   NOTE F - RECENT ACCOUNTING PRONOUNCEMENTS:

   On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements.
    FIN 48 clarifies the accounting for income taxes, by prescribing a minimum recognition threshold a tax position is required to meet before being recognized in the financial statements. FIN 48 requires that a "more-likely-than-not" threshold be met before the benefit of a tax position may be recognized in the financial statements and prescribes how such benefit should be measured. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. The Securities and Exchange Commission will permit investment companies to delay implementation of FIN 48 until February 29, 2008. At this time, Management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

   In September 2006, FASB issued FASB Statement No. 157, "Fair Value Measurement" ("SFAS 157"), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. Management believes the adoption of SFAS 157 will not have a material impact on the Funds' financial position or results of operations.

   NOTE G - UNAUDITED FINANCIAL INFORMATION:

   The financial information included in this interim report is taken from the records of each Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

FINANCIAL HIGHLIGHTS    Equity Income Fund
-------------------------------------------


The following table includes selected data for a share outstanding  throughout the period and other performance  information derived from the Financial Statements.

                                                                                                                   PERIOD FROM
TRUST CLASS                                                                                                NOVEMBER 2, 2006(^)
                                                                                                               TO FEBRUARY 28,
                                                                                                  ----------------------------------
                                                                                                                          2007
                                                                                                                    (UNAUDITED)

NET ASSET VALUE, BEGINNING OF PERIOD                                                              $                      10.00
                                                                                                  -----------------------------

Income From Investment Operations:
Net Investment Income (Loss)(@)                                                                                            .12
Net Gains or Losses on Securities (both realized and unrealized)                                                           .38
                                                                                                  -----------------------------
TOTAL FROM INVESTMENT OPERATIONS                                                                                           .50
                                                                                                  -----------------------------

LESS DISTRIBUTIONS FROM:
NET INVESTMENT INCOME                                                                                                     (.07)
                                                                                                  -----------------------------
NET ASSET VALUE, END OF PERIOD                                                                    $                      10.43
                                                                                                  -----------------------------
TOTAL RETURN(+)                                                                                                          +5.02% (**)

RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF PERIOD (IN MILLIONS)                                                           $                       5.3
RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS(#)                                                                          1.00% (*)
RATIO OF NET EXPENSES TO AVERAGE NET ASSETS(++)                                                                           1.00% (*)
RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS                                                               3.47% (*)
PORTFOLIO TURNOVER RATE                                                                                                      8% (**)



See Notes to Financial Highlights

FINANCIAL HIGHLIGHTS    Premier Analysts Fund
---------------------------------------------


The following table includes selected data for a share outstanding  throughout the period and other performance  information derived from the Financial Statements.

                                                                                                                   PERIOD FROM
TRUST CLASS                                                                                                 NOVEMBER 2, 2006(^)
                                                                                                                TO FEBRUARY 28,
                                                                                                  ----------------------------------
                                                                                                                          2007
                                                                                                                    (UNAUDITED)

NET ASSET VALUE, BEGINNING OF PERIOD                                                              $                      10.00
                                                                                                  -----------------------------

INCOME FROM INVESTMENT OPERATIONS:
NET INVESTMENT INCOME (LOSS) @                                                                                             .02
NET GAINS OR LOSSES ON SECURITIES (BOTH REALIZED AND UNREALIZED)                                                           .61
                                                                                                  -----------------------------
TOTAL FROM INVESTMENT OPERATIONS                                                                                           .63
                                                                                                  -----------------------------

LESS DISTRIBUTIONS FROM:
NET INVESTMENT INCOME                                                                                                     (.02)
                                                                                                  -----------------------------
NET ASSET VALUE, END OF PERIOD                                                                    $                      10.61
                                                                                                  -----------------------------
TOTAL RETURN(+)                                                                                                          +6.27%(**)

RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF PERIOD (IN MILLIONS)                                                           $                       5.3
RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS(#)                                                                          1.00% (*)
RATIO OF NET EXPENSES TO AVERAGE NET ASSETS(++)                                                                           1.00% (*)
RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS                                                                .63% (*)
PORTFOLIO TURNOVER RATE                                                                                                     35% (**)



See Notes to Financial Highlights

FINANCIAL HIGHLIGHTS    Premier Convergence Fund
------------------------------------------------


The following table includes selected data for a share outstanding  throughout the period and other performance  information derived from the Financial Statements.

                                                                                                                   PERIOD FROM
TRUST CLASS                                                                                                 JANUARY 9, 2007(^)
                                                                                                               TO FEBRUARY 28,
                                                                                                  ----------------------------------
                                                                                                                          2007
                                                                                                                    (UNAUDITED)

NET ASSET VALUE, BEGINNING OF PERIOD                                                              $                      10.00
                                                                                                  -----------------------------

INCOME FROM INVESTMENT OPERATIONS:
NET INVESTMENT INCOME (LOSS) @                                                                                            (.01)
NET GAINS OR LOSSES ON SECURITIES (BOTH REALIZED AND UNREALIZED)                                                          (.03)
                                                                                                  -----------------------------
TOTAL FROM INVESTMENT OPERATIONS                                                                                          (.04)
                                                                                                  -----------------------------
NET ASSET VALUE, END OF PERIOD                                                                    $                       9.96
                                                                                                  -----------------------------
TOTAL RETURN(+)                                                                                                           (.40)%(**)

RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF PERIOD (IN MILLIONS)                                                           $                       5.0
RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS(#)                                                                          1.00% (*)
RATIO OF NET EXPENSES TO AVERAGE NET ASSETS(++)                                                                           1.00% (*)
RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS                                                              (.54)% (*)
PORTFOLIO TURNOVER RATE                                                                                                      6% (**)



See Notes to Financial Highlights

FINANCIAL HIGHLIGHTS    Premier Dividend Fund
---------------------------------------------


The following table includes selected data for a share outstanding  throughout the period and other performance  information derived from the Financial Statements.

                                                                                                                   PERIOD FROM
TRUST CLASS                                                                                                 NOVEMBER 2, 2006(^)
                                                                                                               TO FEBRUARY 28,
                                                                                                  ----------------------------------
                                                                                                                          2007
                                                                                                                    (UNAUDITED)

NET ASSET VALUE, BEGINNING OF PERIOD                                                              $                      10.00
                                                                                                  -----------------------------

INCOME FROM INVESTMENT OPERATIONS:
NET INVESTMENT INCOME (LOSS) @                                                                                             .08
NET GAINS OR LOSSES ON SECURITIES (BOTH REALIZED AND UNREALIZED)                                                           .37
                                                                                                  -----------------------------
TOTAL FROM INVESTMENT OPERATIONS                                                                                           .45
                                                                                                  -----------------------------

LESS DISTRIBUTIONS FROM:
NET INVESTMENT INCOME                                                                                                     (.05)
                                                                                                  -----------------------------
NET ASSET VALUE, END OF PERIOD                                                                    $                      10.40
                                                                                                  -----------------------------
TOTAL RETURN(+)                                                                                                          +4.48%(**)

RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF PERIOD (IN MILLIONS)                                                           $                       5.2
RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS(#)                                                                          1.00% (*)
RATIO OF NET EXPENSES TO AVERAGE NET ASSETS(++)                                                                           1.00% (*)
RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS                                                               2.45% (*)
PORTFOLIO TURNOVER RATE                                                                                                     17% (**)

See Notes to Financial Highlights

FINANCIAL HIGHLIGHTS    Premier Energy Fund
-------------------------------------------


The following table includes selected data for a share outstanding  throughout the period and other performance  information derived from the Financial Statements.

                                                                                                                   PERIOD FROM
TRUST CLASS                                                                                                OCTOBER 17, 2006(^)
                                                                                                               TO FEBRUARY 28,
                                                                                                  ----------------------------------
                                                                                                                          2007
                                                                                                                    (Unaudited)

NET ASSET VALUE, BEGINNING OF PERIOD                                                              $                      10.00
                                                                                                  -----------------------------

INCOME FROM INVESTMENT OPERATIONS:
NET INVESTMENT INCOME (LOSS) @                                                                                             .01
NET GAINS OR LOSSES ON SECURITIES (BOTH REALIZED AND UNREALIZED)                                                           .43
                                                                                                  -----------------------------
TOTAL FROM INVESTMENT OPERATIONS                                                                                           .44
                                                                                                  -----------------------------

LESS DISTRIBUTIONS FROM:
NET INVESTMENT INCOME                                                                                                     (.03)
                                                                                                  -----------------------------
NET ASSET VALUE, END OF PERIOD                                                                    $                      10.41
                                                                                                  -----------------------------
TOTAL RETURN(+)                                                                                                          +4.38 %(**)

RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF PERIOD (IN MILLIONS)                                                           $                       5.2
RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS(#)                                                                          1.00% (*)
RATIO OF NET EXPENSES TO AVERAGE NET ASSETS(++)                                                                           1.00% (*)
RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS                                                                .33% (*)
PORTFOLIO TURNOVER RATE                                                                                                      5% (**)

                                  NEUBERGER BERMAN FEBRUARY 28, 2007 (UNAUDITED)

NOTES TO FINANCIAL HIGHLIGHTS Equity Funds
------------------------------------------

(+) Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of each Fund during the fiscal period and assumes dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. For each Fund, total return would have been lower if Management had not reimbursed and/or waived certain expenses.

(#) The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.


(++) After reimbursement of expenses and/or waiver of the investment management, administration and distribution fees by Management. Had Management not undertaken such actions, the annualized ratios of net expenses to average daily net assets would have been: Period Ended February 28, 2007(4) Equity Income Fund Trust Class 2.75%(1) Premier Analysts Fund Trust Class 2.41%(1) Premier Convergence Fund Trust Class 2.54%(2) Premier Dividend Fund Trust Class 2.64%(1) Premier Energy Fund Trust Class 2.44%(3)


                                        PERIOD ENDED FEBRUARY 28,
                                                2007(4)

EQUITY INCOME FUND TRUST CLASS                  2.75%(1)
PREMIER ANALYSTS FUND TRUST CLASS               2.41%(1)
PREMIER CONVERGENCE FUND TRUST CLASS            2.54%(1)
PREMIER DIVIDEND FUND TRUST CLASS               2.64%(1)
PREMIER ENERGY FUND TRUST CLASS                 2.44%(1)

(1)  Period from November 2, 2006 to February 28, 2007
(2)  Period from January 9, 2007 to February 28, 2007
(3)  Period from October 17, 2006 to February 28, 2007
(4) These ratios reflect a reduced fee schedule for certain expenses. If these expenses had not been reduced, the ratios would be higher

(^)  The date investment operations commenced.

(@) Calculated based on the average number of shares outstanding during the fiscal period.

(*)  Annualized.

(**) Not annualized.

DIRECTORY
---------

          INVESTMENT MANAGER, ADMINISTRATOR       LEGAL COUNSEL
           AND DISTRIBUTOR                        Kirkpatrick & Lockhart Preston
          Neuberger Berman Management Inc.         Gates Ellis LLP
          605 Third Avenue, 2nd Floor             1601 K Street, NW
          New York, NY  10158-0180                Washington, DC 20006
          800.877.9700 or 212.476.8800
          Institutional Services 800.366.6264     INDEPENDENT REGISTERED PUBLIC
                                                   ACCOUNTING FIRMS
          SUB-ADVISER                             Ernst & Young LLP
          Neuberger Berman, LLC                   200 Clarendon Street
          605 Third Avenue                        Boston, MA 02116
          New York, NY 10158-3698
                                                  Tait, Weller & Baker LLP
          CUSTODIAN AND SHAREHOLDER SERVICING     1818 Market Street
           AGENT                                  Suite 2400
          State Street Bank and Trust Company     Philadelphia, PA 19103
          225 Franklin Street
          Boston, MA 02110

          FOR TRUST CLASS SHAREHOLDERS
          ADDRESS CORRESPONDENCE TO:
          Neuberger Berman Management Inc.
          605 Third Avenue, Mail Drop 2-7
          New York, NY 10158-0180
          Attn: Institutional Support Services
          800.366.6264

                                  NEUBERGER BERMAN FEBRUARY 28, 2007 (UNAUDITED)

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission, at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available, without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov, and on Management's website at www.nb.com.

QUARTERLY PORTFOLIO SCHEDULE

The Trust files a complete schedule of portfolio holdings for each Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-800-877-9700 (toll-free).

ITEM 2. CODE OF ETHICS.

The Board of Trustees ("Board") of Neuberger Berman Equity Funds ("Registrant") adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions ("Code of Ethics"). A copy of the Code of Ethics was included as an exhibit to Registrant's Form N-CSR filed on May 8, 2006. The Code of Ethics is also available, without charge, by calling 1-800-877-9700 (toll-free).

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board has determined that the Registrant has two audit committee financial experts serving on its audit committee. The Registrant's audit committee financial experts are John Cannon and Howard Mileaf. Mr. Cannon and Mr. Mileaf are independent trustees as defined by Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Only required in the annual report.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

The complete schedule of investments for each series is disclosed in the Registrant's Semi-Annual Report, which is included as Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no changes to the procedures by which shareholders may recommend nominees to the Board.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based on an evaluation of the disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "Act")) as of a date within 90 days of the filing date of this document, the Chief Executive Officer and Treasurer and Principal Financial and Accounting Officer of the Registrant have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant on Form N-CSR and Form N-Q is accumulated and communicated to the Registrant's management to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant's internal controls over financial reporting (as defined in rule 30a-3(d) under the Act) that occurred during the Registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS

(a)(1) The Code of Ethics is incorporated by reference to Registrant's Form N-CSR, Investment Company Act file number 811-00582 (filed May 8,
         2006).

(a)(2) The certifications required by Rule 30a-2(a) of the Act and Section 302 of the Sarbanes-Oxley Act of 2002 ("Sarbanes-Oxley Act") are attached hereto.

(a)(3)   Not applicable.

(b) The certifications required by Rule 30a-2(b) of the Act and Section 906 of the Sarbanes-Oxley Act are attached hereto.

The certifications provided pursuant to Section 906 of the Sarbanes-Oxley Act are not deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 ("Exchange Act"), or otherwise subject to the liability of that section. Such certifications will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the Registrant specifically incorporates them by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Neuberger Berman Equity Funds


By: /s/ Peter E. Sundman
   --------------------------
     Peter E. Sundman
     Chief Executive Officer

Date: May 7, 2007



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.



By: /s/ Peter E. Sundman
   --------------------------
     Peter E. Sundman
     Chief Executive Officer

Date: May 7, 2007



By: /s/ John M. McGovern
   --------------------------
     John M. McGovern
     Treasurer and Principal Financial
     and Accounting Officer

Date: May 7, 2007